                                                                                EXECUTION COPY

                          RESIDENTIAL ASSET SECURITIES CORPORATION,

                                          Depositor,

                               RESIDENTIAL FUNDING CORPORATION,

                                       Master Servicer,

                                             and

                                U.S. BANK NATIONAL ASSOCIATION

                                           Trustee

                               POOLING AND SERVICING AGREEMENT

                                   Dated as of June 1, 2006

                 Home Equity Mortgage Asset-Backed Pass-Through Certificates

                                       Series 2006-EMX5

                                       TABLE OF CONTENTS

        Section 2.03.     Representations, Warranties and Covenants of the Master
                          Servicer and the Depositor.......................................47
        Section 2.04.     Representations and Warranties of Sellers........................49
        Section 2.05.     Execution and Authentication of Certificates; Conveyance of

        Section 3.02.     Subservicing Agreements Between Master Servicer and

        Section 3.05.     No Contractual Relationship Between Subservicer and Trustee
                          or Certificateholders............................................57
        Section 3.06.     Assumption or Termination of Subservicing Agreements by
                          Trustee..........................................................57
        Section 3.07.     Collection of Certain Mortgage Loan Payments; Deposits to
                          Custodial Account................................................57
        Section 3.08.     Subservicing Accounts; Servicing Accounts........................60
        Section 3.09.     Access to Certain Documentation and Information Regarding

        Section 3.12.     Maintenance of Fire Insurance and Omissions and Fidelity
                          Coverage.........................................................63
        Section 3.13.     Enforcement of Due-on-Sale Clauses; Assumption and

        Section 4.03.     Statements to Certificateholders; Statements to Rating
                          Agencies; Exchange Act Reporting.................................79
        Section 4.04.     Distribution of Reports to the Trustee and the Depositor;

        Section 6.01.     Respective Liabilities of the Depositor and the Master
                          Servicer.........................................................97
        Section 6.02.     Merger or Consolidation of the Depositor or the Master
                          Servicer; Assignment of Rights and Delegation of Duties by
                          Master Servicer..................................................97
        Section 6.03.     Limitation on Liability of the Depositor, the Master

        Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses;

        Section 9.01.     Termination Upon Purchase or Liquidation of All Mortgage

        Section 10.02.    Master Servicer, REMIC Administrator and Trustee

EXHIBIT H-1    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT.................................H-1-1

EXHIBIT H-2    FORM OF TRANSFEROR CERTIFICATE...........................................H-2-1

EXHIBIT I      FORM OF INVESTOR REPRESENTATION LETTER.....................................I-1

EXHIBIT J      FORM OF TRANSFEROR REPRESENTATION LETTER...................................J-1

EXHIBIT K      TEXT OF AMENDMENT TO POOLING AND SERVICING AGREEMENT PURSUANT TO

EXHIBIT T-1    FORM OF 10-K CERTIFICATION...............................................T-1-1

EXHIBIT T-2    FORM OF BACK-UP CERTIFICATION............................................T-2-1

EXHIBIT U      INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING
               AGENCIES RELATING TO REPORTABLE MODIFIED MORTGAGE LOANS....................U-1

        This Pooling and Servicing Agreement,  effective as of June 1, 2006, among RESIDENTIAL
ASSET SECURITIES  CORPORATION,  as the depositor  (together with its permitted  successors and assigns,  the "Depositor"),  RESIDENTIAL  FUNDING  CORPORATION,  as master servicer  (together with its permitted  successors  and assigns,  the "Master  Servicer"),  and U.S. BANK NATIONAL
ASSOCIATION,  a banking association  organized under the laws of the United States, as trustee
(together with its permitted successors and assigns, the "Trustee").

                                    PRELIMINARY STATEMENT:

        The  Depositor  intends  to  sell  mortgage  asset-backed   pass-through  certificates
(collectively,  the "Certificates"),  to be issued hereunder in fifteen Classes,  which in the aggregate  will evidence the entire  beneficial  ownership  interest in the Mortgage Loans (as defined herein) and certain other related assets.

                                           REMIC I

        As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated  pool of assets  consisting of the Mortgage  Loans and certain other related assets
(exclusive  of the Yield  Maintenance  Agreement)  subject to this  Agreement as a real estate mortgage  investment conduit (a "REMIC") for federal income tax purposes,  and such segregated pool of assets will be designated as "REMIC I."  Component I of the Class R Certificates  will represent  the sole  Class of  "residual  interests"  in  REMIC I  for  purposes  of the REMIC
Provisions  (as  defined   herein)  under  federal   income  tax  law.  The  following   table
irrevocably  sets  forth  the  designation,   remittance  rate  (the  "Uncertificated  REMIC I
Pass-Through  Rate") and initial  Uncertificated  Principal  Balance for each of the  "regular interests"  in REMIC I  (the  "REMIC I  Regular  Interests").  The "latest  possible  maturity
date"    (determined    solely   for    purposes    of    satisfying    Treasury    regulation
Section 1.860G-1(a)(4)(iii))  for each REMIC I  Regular  Interest  shall be the Maturity Date.
None of the REMIC I Regular Interests will be certificated.

                     UNCERTIFICATED
                        REMIC I              INITIAL UNCERTIFICATED
                  -------------------               REMIC I                  LATEST POSSIBLE
  DESIGNATION      PASS-THROUGH RATE           PRINCIPAL BALANCE              MATURITY DATE
      LT-1             Variable(1)           $ 599,897,897.67                 July 25, 2036
      LT-2             Variable(1)           $          17,685.95             July 25, 2036
      LT-3                0.00%              $          42,314.07             July 25, 2036
      LT-4             Variable(1)           $          42,314.07             July 25, 2036
_______________
(1) Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

                                           REMIC II

        As  provided  herein,  the  REMIC  Administrator  will make an  election  to treat the segregated pool of assets  consisting of the REMIC I Regular  Interests as a REMIC for federal income tax  purposes,  and such  segregated  pool of assets will be  designated  as  REMIC II.
Component  II of  the  Class  R  Certificates  will  represent  the  sole  Class of  "residual interests"  in REMIC II for purposes of the REMIC  Provisions  under  federal  income tax law.
The following table  irrevocably  sets forth the  designation,  Pass-Through  Rate,  aggregate
Initial   Certificate   Principal  Balance,   certain  features,   month  of  Final  Scheduled
Distribution  Date  and  initial  ratings  for  each  Class of  Certificates   comprising  the
interests  representing  "regular interests" in REMIC II.  The "latest possible maturity date"
(determined     solely     for     purposes     of     satisfying      Treasury     Regulation
Section 1.860G-1(a)(4)(iii))  for  each  Class of  REMIC II  Regular  Interests  shall  be the
Maturity Date.

                                                                                           Month of
                                                                                            Final
                                            Aggregate Initial                            Scheduled
                             Pass-Through      Certificate                              Distribution
 Designation       Type          Rate       Principal Balance         Features              Date
                                                                                                         S&P     Moody's
  Class A-1     Regular(1)  Adjustable(2)(3)$   21,115,000.00     Senior/Adjustable       May 2028       AAA       Aaa
                                                                        Rate
  Class A-2     Regular(1)  Adjustable(2)(3)$    94,202,000.00    Senior/Adjustable     February 2033    AAA       Aaa
                                                                        Rate
  Class A-3     Regular(1)  Adjustable(2)(3)$  110,781,000.00     Senior/Adjustable       May 2036       AAA       Aaa
                                                                        Rate
  Class A-4     Regular(1)  Adjustable(2)(3)$    39,802,000.00    Senior/Adjustable       July 2036      AAA       Aaa
                                                                        Rate
  Class M-1     Regular(1)  Adjustable(2)(3)$    23,400,000.00  Mezzanine/Adjustable      July 2036      AA+       Aa1
                                                                        Rate
  Class M-2     Regular(1)  Adjustable(2)(3)$    20,400,000.00  Mezzanine/Adjustable      July 2036      AA+       Aa2
                                                                        Rate
  Class M-3     Regular(1)  Adjustable(2)(3)$    12,300,000.00  Mezzanine/Adjustable      July 2036      AA+       Aa3
                                                                        Rate
  Class M-4     Regular(1)  Adjustable(2)(3)$    11,100,000.00  Mezzanine/Adjustable      July 2036       AA       A1
                                                                        Rate
  Class M-5     Regular(1)  Adjustable(2)(3)$    11,100,000.00  Mezzanine/Adjustable      July 2036      AA-       A2
                                                                        Rate
  Class M-6     Regular(1)  Adjustable(2)(3)$      9,900,000.00 Mezzanine/Adjustable      July 2036       A+       A3
                                                                        Rate
  Class M-7     Regular(1)  Adjustable(2)(3)$      9,600,000.00 Mezzanine/Adjustable      July 2036       A       Baa1
                                                                        Rate
  Class M-8     Regular(1)  Adjustable(2)(3)$      9,000,000.00 Mezzanine/Adjustable      July 2036       A-      Baa2
                                                                        Rate
  Class M-9     Regular(1)  Adjustable(2)(3)$      7,500,000.00 Mezzanine/Adjustable      July 2036      BBB      Baa3
                                                                        Rate
   Class SB     Regular          (4)        $    19,800,211.77       Subordinate          July 2036      N/A       N/A
                   (4)

_______________
(1)     The  Class A  Certificates  and  Class M  Certificates  will  represent  ownership  of
    REMIC II  Regular  Interests  together  with  certain  rights to  payments to be made from amounts  received  under the Yield  Maintenance  Agreement  which will be deemed  made for
    federal  income  tax  purposes   outside  of  REMIC II  by  the  holder  of  the  Class SB
    Certificates as the owner of the Yield Maintenance Agreement.
(2)     The REMIC II  Regular  Interests  ownership of which is represented by the Class A and
    Class M  Certificates,  will  accrue  interest  at a per annum rate equal to the lesser of
    (i) LIBOR plus the applicable  Margin and (ii) the Net WAC Cap Rate and the provisions for the  payment of Basis  Risk  Shortfalls  herein,  which  payments  will not be part of the entitlement of the REMIC II Regular Interests related to such Certificates.
(3)     The Class A  Certificates and Class M  Certificates will also entitle their holders to certain  payments from the Holder of the Class SB  Certificates  from amounts to which the related REMIC II Regular  Interest is entitled and from amounts  received  under the Yield
    Maintenance  Agreement,  which  will  not be a part of  their  ownership  of the  REMIC II
    Regular Interests.
(4)     The Class SB  Certificates  will accrue  interest as described  in the  definition  of
    Accrued  Certificate  Interest.  The  Class SB  Certificates  will not accrue  interest on their Certificate  Principal Balance.  The Class SB  Certificates will represent ownership of two REMIC II Regular Interests,  a principal only regular interest  designated REMIC II
    Regular Interest SB-PO and an interest only regular  interest  designated REMIC II Regular
    Interest SB-IO,  which will be entitled to distributions  as set forth herein.  The rights of the  Holder  of the  Class SB  Certificates  to  payments  from the  Yield  Maintenance
    Agreement shall be outside and apart from its rights under the REMIC II Regular  Interests
    SB-IO and SB-PO.

        In consideration of the mutual agreements herein contained,  the Depositor, the Master
Servicer and the Trustee agree as follows:

ARTICLE I

                                         DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the meanings specified in this Article.

        Accrued  Certificate  Interest:  With  respect  to each  Distribution  Date  and  each
Class of Class A  Certificates and Class M  Certificates,  interest accrued during the related
Interest  Accrual Period on the Certificate  Principal  Balance thereof  immediately  prior to such Distribution Date at the Pass-Through Rate for that Distribution Date.

        The amount of Accrued  Certificate  Interest on each  Class of  Certificates  shall be reduced by the amount of Prepayment  Interest  Shortfalls on the related Mortgage Loans during the prior  calendar  month to the extent not  covered by  Compensating  Interest  pursuant  to
Section 3.16,  and by Relief Act  Shortfalls on the related  Mortgage Loans during the related
Due  Period.  All  such  reductions  with  respect  to the  related  Mortgage  Loans  will  be allocated among the Certificates in proportion to the amount of Accrued  Certificate  Interest payable on such Certificates on such Distribution Date absent such reductions.

        Accrued  Certificate  Interest for any  Distribution  Date shall further be reduced by the interest  portion of Realized Losses  allocated to any Class of  Certificates  pursuant to
Section 4.05.

        Accrued  Certificate  Interest  shall  accrue on the  basis of a 360-day  year and the actual number of days in the related Interest Accrual Period.

        With  respect  to each  Distribution  Date  and the  Class SB  Certificates,  interest accrued  during  the  preceding  Interest  Accrual  Period  at the  Pass-Through  Rate  on the
Notional  Amount as specified in the definition of  Pass-Through  Rate,  immediately  prior to such  Distribution  Date,  reduced by any  interest  shortfalls  with  respect to the Mortgage
Loans,  including  Prepayment  Interest  Shortfalls to the extent not covered by  Compensating
Interest  pursuant to Section 3.16 or by Excess Cash Flow pursuant to  Section 4.02(c)(v)  and
(vi).  Accrued  Certificate  Interest on the Class SB  Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related Interest Accrual Period.

        Adjusted   Mortgage  Rate:  With  respect  to  any  Mortgage  Loan  and  any  date  of determination,  the Mortgage Rate borne by the related  Mortgage Note,  less the rate at which the related Subservicing Fee accrues.

        Adjustment  Date:  With respect to each  adjustable-rate  Mortgage Loan, each date set forth in the  related  Mortgage  Note on  which an  adjustment  to the  interest  rate on such
Mortgage Loan becomes effective.

        Advance:  With respect to any Mortgage Loan, any advance made by the Master  Servicer, pursuant to Section 4.04.

        Affiliate:  With respect to any Person,  any other Person  controlling,  controlled by or under common  control with such first Person.  For purposes of this  definition,  "control"
means  the  power  to  direct  the  management  and  policies  of  such  Person,  directly  or indirectly,  whether  through the  ownership of voting  securities,  by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

        Agreement:  This  Pooling  and  Servicing  Agreement  and all  amendments  hereof  and supplements hereto.

        Amount  Held for Future  Distribution:  With  respect to any  Distribution  Date,  the total of the amounts held in the  Custodial  Account at the close of business on the preceding
Determination Date on account of (i) Liquidation  Proceeds,  Subsequent Recoveries,  Insurance
Proceeds,  REO  Proceeds,  Principal  Prepayments,  Mortgage Loan  purchases  made pursuant to
Section 2.02,   2.03,  2.04  or  4.07  and  Mortgage  Loan   substitutions  made  pursuant  to
Section 2.03 or 2.04 received or made in the month of such  Distribution Date (other than such
Liquidation Proceeds,  Subsequent  Recoveries,  Insurance Proceeds, REO Proceeds and purchases of Mortgage  Loans that the Master  Servicer has deemed to have been received in the preceding month in accordance with  Section 3.07(b))  and (ii) payments which represent early receipt of scheduled  payments of principal  and interest  due on a date or dates  subsequent  to the Due
Date in the related Due Period.

        Appraised  Value:  With  respect  to any  Mortgaged  Property,  the  lesser of (i) the appraised  value of such  Mortgaged  Property based upon the appraisal made at the time of the origination of the related  Mortgage Loan, and (ii) the sales price of the Mortgaged  Property at  such  time  of  origination,  except  in the  case  of a  Mortgaged  Property  securing  a refinanced or modified  Mortgage Loan as to which it is either the appraised  value based upon the appraisal  made at the time of  origination  of the loan which was  refinanced or modified
or  the  appraised   value   determined  in  an  appraisal  at  the  time  of  refinancing  or modification, as the case may be.

        Assignment:   An  assignment  of  the  Mortgage,  notice  of  transfer  or  equivalent instrument,  in recordable form,  sufficient  under the laws of the  jurisdiction  wherein the related  Mortgaged  Property is located to reflect of record the sale of the Mortgage  Loan to the Trustee for the benefit of  Certificateholders,  which  assignment,  notice of transfer or equivalent  instrument  may  be in  the  form  of one or  more  blanket  assignments  covering
Mortgages  secured by Mortgaged  Properties  located in the same  county,  if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment  Agreement:  The  Assignment and  Assumption  Agreement,  dated the Closing
Date,  between  Residential  Funding and the Depositor relating to the transfer and assignment of the Mortgage Loans, attached hereto as Exhibit R.

        Available  Distribution Amount: With respect to any Distribution Date, an amount equal to (a) the sum of (i) the amount  relating to the Mortgage  Loans on deposit in the  Custodial
Account  as of  the  close  of  business  on the  immediately  preceding  Determination  Date, including  any  Subsequent  Recoveries,  and amounts  deposited  in the  Custodial  Account in connection with the substitution of Qualified  Substitute  Mortgage Loans,  (ii) the amount of any Advance made on the immediately  preceding  Certificate  Account Deposit Date with respect to the Mortgage Loans,  (iii) any amount  deposited in the Certificate  Account on the related
Certificate  Account  Deposit  Date  pursuant to the second  paragraph of  Section 3.12(a)  in respect of the Mortgage  Loans,  (iv) any amount that the Master  Servicer is not permitted to withdraw from the Custodial  Account  pursuant to  Section 3.16(e)  in respect of the Mortgage
Loans,  and (v) any amount  deposited in the Certificate  Account  pursuant to Section 4.07 or
9.01 in respect of the Mortgage  Loans,  reduced by (b) the sum as of the close of business on the immediately  preceding  Determination Date of (x) the Amount Held for Future  Distribution
with respect to the Mortgage  Loans,  and (y) amounts  permitted to be withdrawn by the Master
Servicer  from the  Custodial  Account in respect of the  Mortgage  Loans  pursuant to clauses
(ii)-(x), inclusive, of Section 3.10(a).

        Balloon Loan:  Each of the Mortgage  Loans having an original term to maturity that is shorter than the related amortization term.

        Balloon  Payment:  With  respect to any  Balloon  Loan,  the related  Monthly  Payment payable on the stated maturity date of such Balloon Loan.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Basis Risk  Shortfalls:  With respect to each  Class of the Class A  Certificates  and
Class M  Certificates,  and  any  Distribution  Date,  the  sum of  (a)  with  respect  to any
Distribution  Date on which the Net WAC Cap Rate is used to determine  the  Pass-Through  Rate of such Class,  an amount  equal to the excess of  (x) Accrued  Certificate  Interest for such
Class calculated  at a per  annum  rate  equal  to  LIBOR  plus the  related  Margin  for such
Distribution  Date (which shall not exceed 14.000% per annum),  over  (y) Accrued  Certificate
Interest for such  Class calculated  using the Net WAC Cap Rate,  (b) any  shortfalls for such
Class calculated  pursuant  to  clause (a)  above  remaining  unpaid  from prior  Distribution
Dates, and (c) one month's  interest on the amount in clause (b)  (based on the number of days in the  preceding  Interest  Accrual  Period)  at a per  annum  rate  equal to LIBOR  plus the related Margin for such Distribution Date (which shall not exceed 14.000% per annum).

        Book-Entry  Certificate:  Any Certificate  registered in the name of the Depository or its nominee.

        Business  Day:  Any day other than (i) a  Saturday  or a Sunday or (ii) a day on which banking institutions in the State of California,  the State of Minnesota,  the State of Texas,
the State of New York or the State of  Illinois  (and such other  state or states in which the
Custodial  Account  or the  Certificate  Account  are at the time  located)  are  required  or authorized by law or executive order to be closed.

        Capitalization  Reimbursement  Amount:  With  respect to any  Distribution  Date,  the amount of Advances or Servicing  Advances that were added to the Stated  Principal  Balance of the Mortgage Loans during the prior  calendar  month and reimbursed to the Master  Servicer or
Subservicer on or prior to such Distribution Date pursuant to Section 3.10(a)(vii).

        Cash  Liquidation:  With respect to any defaulted  Mortgage Loan other than a Mortgage
Loan as to which an REO Acquisition  occurred,  a determination by the Master Servicer that it has  received  all  Insurance  Proceeds,  Liquidation  Proceeds  and  other  payments  or cash recoveries  which the  Master  Servicer  reasonably  and in good  faith  expects to be finally recoverable with respect to such Mortgage Loan.

        Certificate:  Any Class A Certificate,  Class M  Certificate,  Class SB Certificate or
Class R Certificate.

        Certificate  Account:  The account or  accounts  created  and  maintained  pursuant to
Section 4.01,  which shall be entitled "U.S. Bank National  Association,  as trustee, in trust for the registered holders of Residential Asset Securities  Corporation,  Home Equity Mortgage
Asset-Backed  Pass-Through  Certificates,  Series  2006-EMX5"  and which account shall be held for the benefit of the Certificateholders and which must be an Eligible Account.

        Certificate  Account  Deposit  Date:  With  respect  to  any  Distribution  Date,  the
Business Day prior thereto.

        Certificateholder  or Holder:  The Person in whose name a Certificate is registered in the Certificate  Register,  except that neither a Disqualified  Organization  nor a Non-United
States Person shall be a holder of a Class R  Certificate for any purpose  hereof.  Solely for the purpose of giving any consent or direction  pursuant to this Agreement,  any  Certificate, other  than a  Class R  Certificate,  registered  in the  name of the  Depositor,  the  Master
Servicer or any  Subservicer  or any Affiliate  thereof shall be deemed not to be  outstanding and the  Percentage  Interest  or Voting  Rights  evidenced  thereby  shall not be taken  into account in determining  whether the requisite amount of Percentage  Interests or Voting Rights necessary to effect any such consent or direction has been  obtained.  All  references  herein to "Holders" or  "Certificateholders"  shall reflect the rights of Certificate  Owners as they may  indirectly  exercise  such  rights  through  the  Depository  and  participating  members thereof,  except as otherwise specified herein;  provided,  however, that the Trustee shall be required to  recognize  as a "Holder" or  "Certificateholder"  only the Person in whose name a
Certificate is registered in the Certificate Register.

        Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Certificate,  as reflected on the books of an indirect  participating brokerage  firm for which a Depository  Participant  acts as agent,  if any, and  otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

        Certificate  Principal  Balance:  With respect to any Class A  Certificate  or Class M
Certificate,  on any date of  determination,  an amount  equal to (i) the Initial  Certificate
Principal  Balance of such  Certificate  as specified on the face thereof,  minus (ii) the sum of (x) the aggregate of all amounts  previously  distributed  with respect to such Certificate
(or any  predecessor  Certificate)  and applied to reduce the  Certificate  Principal  Balance thereof  pursuant to Section  4.02(c) and (y) the aggregate of all  reductions in  Certificate
Principal  Balance  deemed to have  occurred in  connection  with  Realized  Losses which were previously  allocated  to  such  Certificate  (or any  predecessor  Certificate)  pursuant  to
Section  4.05;  provided,  that  with  respect  to  any  Distribution  Date,  the  Certificate
Principal  Balance of any outstanding Class of Class A  Certificates and Class M  Certificates
(with  respect  to the  Class A  Certificates,  on a pro rata  basis  based on the  amount  of
Realized Loss previously  allocated  thereto and remaining  unreimbursed)  to which a Realized
Loss was previously  allocated and remains  unreimbursed  will be increased,  to the extent of
Realized  Losses  previously  allocated  thereto and remaining  unreimbursed,  but only to the extent of Subsequent  Recoveries  received during the preceding  calendar month.  With respect to any Class SB Certificate,  on any date of determination,  an amount equal to the Percentage
Interest  evidenced by such  Certificate,  multiplied by an amount equal to (i) the excess, if any, of (A) the then  aggregate  Stated  Principal  Balance of the Mortgage Loans over (B) the then  aggregate  Certificate  Principal  Balance  of  the  Class A  Certificates  and  Class M
Certificates then  outstanding,  which represents the sum of (i) the Initial Principal Balance of the REMIC II Regular  Interest SB-PO, as reduced by Realized Losses  allocated  thereto and payments  deemed made  thereon,  and (ii) accrued and unpaid  interest on the REMIC II Regular
Interest SB-IO,  as reduced by Realized Losses  allocated  thereto.  The Class R  Certificates will not have a Certificate Principal Balance.

        Certificate  Register  and  Certificate  Registrar:  The register  maintained  and the registrar appointed pursuant to Section 5.02.

        Class:  Collectively,  all of the Certificates or uncertificated interests bearing the same designation.

        Class A   Certificates:    Collectively,   the   Class A-1   Certificates,   Class A-2
Certificates, Class A-3 Certificates and Class A-4 Certificates.

        Class A  Principal   Distribution  Amount:  With  respect  to  any  Distribution  Date
(a) prior  to the  Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date, the Principal  Distribution  Amount for that Distribution
Date or (b) on or  after  the  Stepdown  Date if a  Trigger  Event is not in  effect  for that
Distribution Date, the lesser of:

(i)     the Principal Distribution Amount for that Distribution Date; and

(ii)    the excess, if any, of (A) the aggregate  Certificate Principal Balance of the Class A
           Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of
           (x)  the  product  of (1)  the  applicable  Subordination  Percentage  and  (2) the aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect
           to   distributions   to   be   made   on   that   Distribution   Date,   over   the
           Overcollateralization Floor.

        Class A-1  Certificate:  Any one of the Class A-1 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,   senior  to  the  Class M   Certificates,   Class  SB  Certificates   and  Class R
Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing  an interest  designated  as a "regular  interest" in
REMIC II for purposes of the REMIC Provisions.

        Class A-1 Margin:  0.070% per annum.

        Class A-2  Certificate:  Any one of the Class A-2 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,   senior  to  the  Class M   Certificates,   Class SB   Certificates   and  Class R
Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing  an interest  designated  as a "regular  interest" in
REMIC II for purposes of the REMIC Provisions.

        Class A-2 Margin:  0.120% per annum.

        Class A-3  Certificate:  Any one of the Class A-3 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,   senior  to  the  Class M   Certificates,   Class   SB  Certificates  and  Class R
Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing  an interest  designated  as a "regular  interest" in
REMIC III for purposes of the REMIC Provisions.

        Class A-3  Margin:  Initially,  0.160% per annum, and on any Distribution  Date on and after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.320% per annum.

        Class A-4  Certificate:  Any one of the Class A-4 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit A,   senior  to  the  Class M   Certificates,   Class   SB  Certificates  and  Class R
Certificates  with  respect to  distributions  and the  allocation  of Realized  Losses as set forth in  Section 4.05,  and  evidencing  an interest  designated  as a "regular  interest" in
REMIC III for purposes of the REMIC Provisions.

        Class A-4  Margin:  Initially,  0.260% per annum, and on any Distribution  Date on and after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.520% per annum.

        Class M   Certificates:    Collectively,   the   Class M-1   Certificates,   Class M-2
Certificates,   Class M-3  Certificates,   Class M-4  Certificates,   Class M-5  Certificates,
Class M-6  Certificates,   Class M-7   Certificates,   Class M-8  Certificates  and  Class M-9
Certificates.

        Class M-1  Certificate:  Any one of the Class M-1 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  and evidencing (i) an interest  designated as a "regular interest" in REMIC II for purposes  of the REMIC  Provisions  and  (ii) the  right to receive  payments  under the Yield
Maintenance Agreement.

        Class M-1  Margin:  Initially,  0.310% per annum, and on any Distribution  Date on and after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.465% per annum.

        Class M-1  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution Date after  distribution of the Class A Principal  Distribution  Amount or (b) on
or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution  Date, the lesser of:

(i)     the  remaining  Principal   Distribution  Amount  for  that  Distribution  Date  after distribution of the Class A Principal Distribution Amount; and

(ii)    the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the  Class A  Certificates  (after  taking  into  account the payment of the
               Class A Principal  Distribution  Amount for that Distribution Date) and (2) the
               Certificate Principal Balance of the Class M-1  Certificates  immediately prior to that  Distribution  Date over (B) the  lesser of (x) the  product of (1) the applicable  Subordination  Percentage  and (2) the aggregate  Stated  Principal
               Balance of the Mortgage Loans after giving effect to  distributions  to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate Stated
               Principal  Balance of the Mortgage  Loans after giving effect to  distributions to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-2  Certificate:  Any one of the Class M-2 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  and evidencing (i) an interest  designated as a "regular interest" in REMIC II for purposes  of the REMIC  Provisions  and (ii) the  right to  receive  payments  under the Yield
Maintenance Agreement.

        Class M-2  Margin:  Initially,  0.330% per annum, and on any Distribution  Date on and after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.495% per annum.

        Class M-2  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date
(a) prior  to the  Stepdown  Date or on or after the  Stepdown  Date if a Trigger  Event is in effect for that  Distribution  Date,  the  remaining  Principal  Distribution  Amount for that
Distribution  Date after  distribution of the Class A  Principal  Distribution  Amount and the
Class M-1  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

(i)     the  remaining  Principal   Distribution  Amount  for  that  Distribution  Date  after distribution  of the  Class A  Principal  Distribution  Amount  and  the  Class M-1
           Principal Distribution Amount; and

(ii)    the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class A  Certificates and Class M-1  Certificates (after taking into account the  payment  of the  Class A  Principal  Distribution  Amount  and  the  Class M-1
           Principal  Distribution  Amount for that Distribution Date) and (2) the Certificate
           Principal  Balance  of  the  Class M-2  Certificates   immediately  prior  to  that
           Distribution  Date over (B) the  lesser of (x) the  product  of (1) the  applicable
           Subordination  Percentage  and (2) the aggregate  Stated  Principal  Balance of the
           Mortgage  Loans  after  giving  effect  to   distributions   to  be  made  on  that
           Distribution  Date and (y) the excess,  if any, of the aggregate  Stated  Principal
           Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-3  Certificate:  Any one of the Class M-3 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  and evidencing (i) an interest  designated as a "regular interest" in REMIC II for purposes  of the REMIC  Provisions  and (ii) the  right to  receive  payments  under the Yield
Maintenance Agreement.

        Class M-3  Margin:  Initially,  0.350% per annum, and on any Distribution  Date on and after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.525% per annum.

        Class M-3  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1 Principal  Distribution  Amount and the Class M-2  Principal  Distribution Amount or
(b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

(i)     the  remaining  Principal   Distribution  Amount  for  that  Distribution  Date  after
           distribution  of  the  Class A  Principal   Distribution   Amount,   the  Class M-1
           Principal Distribution Amount and the Class M-2 Principal Distribution Amount; and

(ii)    the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class A  Certificates,  Class M-1  Certificates  and Class M-2  Certificates
           (after  taking  into  account the  payment of the  Class A  Principal  Distribution
           Amount, the Class M-1  Principal  Distribution  Amount and the Class M-2  Principal
           Distribution  Amount for that Distribution Date) and (2) the Certificate  Principal
           Balance of the Class M-3  Certificates  immediately prior to that Distribution Date over  (B)  the  lesser  of (x) the  product  of (1)  the  applicable  Subordination
           Percentage  and (2) the aggregate  Stated  Principal  Balance of the Mortgage Loans after  giving  effect to  distributions  to be made on that  Distribution  Date and
           (y) the excess,  if any, of the aggregate Stated Principal  Balance of the Mortgage
           Loans after giving effect to  distributions to be made on that  Distribution  Date, over the Overcollateralization Floor.

        Class M-4  Certificate:  Any one of the Class M-4 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  and evidencing (i) an interest  designated as a "regular interest" in REMIC II for purposes  of the REMIC  Provisions  and (ii) the  right to  receive  payments  under the Yield
Maintenance Agreement.

        Class M-4  Margin:  Initially,  0.450% per annum, and on any Distribution  Date on and after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.675% per annum.

        Class M-4  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1 Principal  Distribution Amount, the Class M-2 Principal  Distribution Amount and the
Class M-3  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

(i)     the  remaining  Principal   Distribution  Amount  for  that  Distribution  Date  after
           distribution  of  the  Class A  Principal   Distribution   Amount,   the  Class M-1
           Principal  Distribution  Amount, the Class M-2  Principal  Distribution  Amount and
           the Class M-3 Principal Distribution Amount; and
(ii)    the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of the Class A Certificates,  Class M-1  Certificates,  Class M-2  Certificates and
           Class M-3  Certificates  (after  taking  into  account  the  payment of the Class A
           Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the
           Class M-2 Principal  Distribution  Amount and the Class M-3 Principal  Distribution
           Amount for that  Distribution  Date) and (2) the  Certificate  Principal Balance of
           the Class M-4  Certificates  immediately  prior to that  Distribution Date over (B)
           the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and
           (2) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after giving effect to  distributions to be made on that  Distribution  Date and (y) the excess, if any, of the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after giving  effect to  distributions  to be made on that  Distribution  Date,  over the
           Overcollateralization Floor.

        Class M-5  Certificate:  Any one of the Class M-5 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  and evidencing (i) an interest  designated as a "regular interest" in REMIC II for purposes  of the REMIC  Provisions  and (ii) the  right to  receive  payments  under the Yield
Maintenance Agreement.

        Class M-5  Margin:  Initially,  0.470% per annum, and on any Distribution  Date on and after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.705% per annum.

        Class M-5  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1  Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
Class M-3 Principal  Distribution  Amount and the Class M-4  Principal  Distribution Amount or
(b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

(i)     the  remaining  Principal   Distribution  Amount  for  that  Distribution  Date  after
           distribution  of  the  Class A  Principal   Distribution   Amount,   the  Class M-1
           Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
           Class M-3 Principal  Distribution  Amount and the Class M-4 Principal  Distribution
           Amount; and

(ii)    the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of  the  Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates,
           Class M-3  Certificates and Class M-4  Certificates  (after taking into account the payment of the Class A  Principal  Distribution  Amount,  the  Class M-1  Principal
           Distribution  Amount, the Class M-2  Principal  Distribution  Amount, the Class M-3
           Principal  Distribution Amount and the Class M-4 Principal  Distribution Amount for
           that  Distribution  Date)  and  (2)  the  Certificate   Principal  Balance  of  the
           Class M-5  Certificates  immediately  prior to that  Distribution Date over (B) the lesser of (x) the product of (1) the  applicable  Subordination  Percentage and (2)
           the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans after  giving
           effect  to  distributions  to  be  made  on  that   Distribution   Date,  over  the
           Overcollateralization Floor.

        Class M-6  Certificate:  Any one of the Class M-6 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  and evidencing (i) an interest  designated as a "regular interest" in REMIC II for purposes  of the REMIC  Provisions  and (ii) the  right to  receive  payments  under the Yield
Maintenance Agreement.

        Class M-6  Margin:  Initially,  0.500% per annum, and on any Distribution  Date on and after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
0.750% per annum.

        Class M-6  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1  Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
Class M-3 Principal  Distribution Amount, the Class M-4 Principal  Distribution Amount and the
Class M-5  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

(iii)   the  remaining  Principal   Distribution  Amount  for  that  Distribution  Date  after
           distribution  of  the  Class A  Principal   Distribution   Amount,   the  Class M-1
           Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
           Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
           Amount and the Class M-5 Principal Distribution Amount; and

(iv)    the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of  the  Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates,
           Class M-3  Certificates,  Class M-4  Certificates and Class M-5 Certificates (after taking into account the payment of the Class A Principal  Distribution  Amount, the
           Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution
           Amount,  the Class M-3  Principal  Distribution  Amount,  the  Class M-4  Principal
           Distribution  Amount  and the  Class M-5  Principal  Distribution  Amount  for that
           Distribution  Date) and (2) the  Certificate  Principal  Balance  of the  Class M-6
           Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of
           (x)  the  product  of (1)  the  applicable  Subordination  Percentage  and  (2) the aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect
           to   distributions   to   be   made   on   that   Distribution   Date,   over   the
           Overcollateralization Floor.

        Class M-7  Certificate:  Any one of the Class M-7 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  and evidencing (i) an interest  designated as a "regular interest" in REMIC II for purposes  of the REMIC  Provisions  and (ii) the  right to  receive  payments  under the Yield
Maintenance Agreement.

        Class M-7  Margin:  Initially,  1.000% per annum, and on any Distribution  Date on and after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
1.500% per annum.

        Class M-7  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1  Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
Class M-3  Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the
Class M-5 Principal  Distribution  Amount and the Class M-6  Principal  Distribution Amount or
(b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

(i)     the  remaining  Principal   Distribution  Amount  for  that  Distribution  Date  after distribution of the Class A Principal  Distribution  Amount,  the Class M-1  Principal
        Distribution  Amount,  the  Class M-2  Principal  Distribution  Amount,  the Class M-3
        Principal  Distribution  Amount,  the Class M-4  Principal  Distribution  Amount,  the
        Class M-5  Principal  Distribution  Amount and the  Class M-6  Principal  Distribution
        Amount; and

(ii)    the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of  the  Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates,
           Class M-3  Certificates,   Class M-4   Certificates,   Class M-5  Certificates  and
           Class M-6  Certificates  (after  taking  into  account  the  payment of the Class A
           Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the
           Class M-2  Principal  Distribution  Amount,  the Class M-3  Principal  Distribution
           Amount,  the Class M-4  Principal  Distribution  Amount,  the  Class M-5  Principal
           Distribution  Amount  and the  Class M-6  Principal  Distribution  Amount  for that
           Distribution  Date) and (2) the  Certificate  Principal  Balance  of the  Class M-7
           Certificates  immediately  prior to that  Distribution  Date over (B) the lesser of
           (x)  the  product  of (1)  the  applicable  Subordination  Percentage  and  (2) the aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that  Distribution  Date and (y) the excess, if any, of the aggregate  Stated  Principal  Balance of the Mortgage Loans after giving effect
           to   distributions   to   be   made   on   that   Distribution   Date,   over   the
           Overcollateralization Floor.

        Class M-8  Certificate:  Any one of the Class M-8 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  and evidencing (i) an interest  designated as a "regular interest" in REMIC II for purposes  of the REMIC  Provisions  and (ii) the  right to  receive  payments  under the Yield
Maintenance Agreement.

        Class M-8  Margin:  Initially,  1.200% per annum, and on any Distribution  Date on and after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
1.800% per annum.

        Class M-8  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1  Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
Class M-3  Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the
Class M-5 Principal  Distribution Amount, the Class M-6 Principal  Distribution Amount and the
Class M-7  Principal  Distribution  Amount or (b) on or after the  Stepdown  Date if a Trigger
Event is not in effect for that Distribution Date, the lesser of:

(i)     the  remaining  Principal   Distribution  Amount  for  that  Distribution  Date  after
           distribution  of  the  Class A  Principal   Distribution   Amount,   the  Class M-1
           Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
           Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
           Amount,  the Class M-5  Principal  Distribution  Amount,  the  Class M-6  Principal
           Distribution Amount and the Class M-7 Principal Distribution Amount; and

(ii)    the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of  the  Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates,
           Class M-3 Certificates,  Class M-4 Certificates,  Class M-5 Certificates, Class M-6
           Certificates and Class M-7  Certificates  (after taking into account the payment of the Class A Principal  Distribution  Amount, the Class M-1  Principal  Distribution
           Amount,  the Class M-2  Principal  Distribution  Amount,  the  Class M-3  Principal
           Distribution  Amount, the Class M-4  Principal  Distribution  Amount, the Class M-5
           Principal  Distribution  Amount, the Class M-6  Principal  Distribution  Amount and
           the Class M-7  Principal  Distribution  Amount for that Distribution  Date) and (2)
           the Certificate Principal Balance of the Class M-8  Certificates  immediately prior to that  Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the
           applicable   Subordination  Percentage  and  (2)  the  aggregate  Stated  Principal
           Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date  and  (y) the  excess,  if any,  of the  aggregate  Stated
           Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.

        Class M-9  Certificate:  Any one of the Class M-9 Certificates executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit B,  and evidencing (i) an interest  designated as a "regular interest" in REMIC II for purposes  of the REMIC  Provisions  and (ii) the  right to  receive  payments  under the Yield
Maintenance Agreement.

        Class M-9  Margin:  Initially,  2.100% per annum, and on any Distribution  Date on and after the  second  Distribution  Date  after the first  possible  Optional  Termination  Date,
3.150% per annum.

        Class M-9  Principal  Distribution  Amount:  With respect to any Distribution Date (a)
prior to the Stepdown  Date or on or after the Stepdown  Date if a Trigger  Event is in effect
for  that  Distribution   Date,  the  remaining   Principal   Distribution   Amount  for  that
Distribution  Date after  distribution  of the  Class A  Principal  Distribution  Amount,  the
Class M-1  Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
Class M-3  Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the
Class M-5  Principal  Distribution  Amount, the Class M-6 Principal  Distribution  Amount, the
Class M-7 Principal  Distribution  Amount and the Class M-8  Principal  Distribution Amount or
(b) on or after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution
Date, the lesser of:

(i)     the  remaining  Principal   Distribution  Amount  for  that  Distribution  Date  after
           distribution  of  the  Class A  Principal   Distribution   Amount,   the  Class M-1
           Principal  Distribution  Amount, the Class M-2 Principal  Distribution  Amount, the
           Class M-3  Principal  Distribution  Amount,  the Class M-4  Principal  Distribution
           Amount,  the  Class M-5  Principal   Distribution   Amount,   Class  M-6  Principal
           Distribution   Amount,  the  Class M-7   Principal   Distribution  Amount  and  the
           Class M-8 Principal Distribution Amount; and

(ii)    the excess, if any, of (A) the sum of (1) the aggregate  Certificate Principal Balance of  the  Class A  Certificates,  Class M-1  Certificates,  Class M-2  Certificates,
           Class M-3 Certificates,  Class M-4 Certificates,  Class M-5 Certificates, Class M-6
           Certificates,  Class M-7  Certificates  and  Class M-8  Certificates  (after taking into  account  the  payment  of the  Class A  Principal  Distribution  Amount,  the
           Class M-1  Principal  Distribution  Amount,  the Class M-2  Principal  Distribution
           Amount,  the Class M-3  Principal  Distribution  Amount,  the  Class M-4  Principal
           Distribution  Amount, the Class M-5  Principal  Distribution  Amount, the Class M-6
           Principal  Distribution  Amount, the Class M-7  Principal  Distribution  Amount and
           the Class M-8  Principal  Distribution  Amount for that Distribution  Date) and (2)
           the Certificate Principal Balance of the Class M-9  Certificates  immediately prior to that  Distribution  Date  over  (B) the  lesser  of (x) the  product  of (1) the
           applicable   Subordination  Percentage  and  (2)  the  aggregate  Stated  Principal
           Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date  and  (y) the  excess,  if any,  of the  aggregate  Stated
           Principal  Balance of the Mortgage  Loans after giving effect to  distributions  to be made on that Distribution Date, over the Overcollateralization Floor.

        Class R Certificate:  Any one of the Class R Certificates  executed by the Trustee and authenticated  by the  Certificate  Registrar  substantially  in the form  annexed  hereto  as
Exhibit D  and  evidencing  an interest  designated  as a "residual  interest"  in a REMIC for purposes of the REMIC Provisions.

        Class SB  Certificate:  Any one of the Class SB  Certificates  executed by the Trustee and  authenticated  by the Certificate  Registrar  substantially in the form annexed hereto as
Exhibit C,  subordinate to the Class A Certificates  and Class M Certificates  with respect to distributions  and the  allocation  of  Realized  Losses as set  forth in  Section  4.05,  and evidencing  an interest  comprised of "regular  interests"  in REMIC II  together with certain rights  to  payments  under  the  Yield  Maintenance  Agreement  for  purposes  of  the  REMIC
Provisions.

        Closing Date:  June 29, 2006.

        Code:  The Internal Revenue Code of 1986.

        Commission:  The Securities and Exchange Commission.

        Compensating  Interest:  With respect to any Distribution Date, any amount paid by the
Master Servicer in accordance with Section 3.16(f).

        Corporate  Trust  Office:  The  principal  office  of  the  Trustee  at  which  at any particular  time  its  corporate  trust  business  with  respect  to this  Agreement  shall be administered,  which  office at the date of the  execution  of this  instrument  is located at
U.S. Bank National Association,  EP-MN-WS3D,  60 Livingston Avenue, St. Paul, Minnesota 55107,
Attn: Structured Finance/RASC 2006-EMX5.

        Credit Repository:  Equifax, Transunion and Experian, or their successors in interest.

        Curtailment:  Any Principal  Prepayment  made by a Mortgagor  which is not a Principal
Prepayment in Full.

        Custodial Account:  The custodial account or accounts created and maintained  pursuant to Section 3.07 in the name of a depository  institution,  as custodian for the holders of the
Certificates,  for the holders of certain other  interests in mortgage  loans serviced or sold by the Master  Servicer  and for the Master  Servicer,  into  which the  amounts  set forth in
Section 3.07  shall be deposited  directly.  Any such account or accounts shall be an Eligible
Account.

        Custodial  Agreement:  An agreement that may be entered into among the Depositor,  the
Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

        Custodial  File:  Any mortgage  loan document in the Mortgage File that is required to be  delivered to the Trustee or the  Custodian  (or  custodians,  as  applicable)  pursuant to
Section 2.01(b) of this Agreement.

        Custodian:  Wells Fargo Bank, N.A., or any successor  custodian  appointed pursuant to a Custodial Agreement.

        Cut-off Date:  June 1, 2006.

        Cut-off Date Balance:  $600,000,211.77.

        Cut-off  Date  Principal  Balance:  With  respect  to any  Mortgage  Loan,  the unpaid principal  balance  thereof at the Cut-off Date after  giving  effect to all  installments  of principal  due on or prior thereto (or due in the month of the Cut-off  Date),  whether or not received.

        Debt  Service  Reduction:  With  respect to any  Mortgage  Loan,  a  reduction  in the scheduled  Monthly  Payment for such Mortgage Loan by a court of competent  jurisdiction  in a proceeding  under the  Bankruptcy  Code,  except  such a  reduction  constituting  a Deficient
Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient  Valuation:  With  respect to any  Mortgage  Loan, a valuation by a court of competent  jurisdiction of the Mortgaged  Property in an amount less than the then outstanding indebtedness  under the Mortgage  Loan, or any reduction in the amount of principal to be paid in connection with any scheduled  Monthly Payment that constitutes a permanent  forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

        Definitive Certificate:  Any definitive, fully registered Certificate.

        Deleted  Mortgage  Loan: A Mortgage  Loan  replaced or to be replaced with a Qualified
Substitute Mortgage Loan.

        Delinquent:  As used herein,  a Mortgage  Loan is considered to be: "30 to 59 days" or
"30 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the next  following  monthly  scheduled due date;  "60 to 89 days"
or "60 or more days"  delinquent  when a payment due on any scheduled due date remains  unpaid as of the close of business on the second  following  monthly  scheduled due date;  and so on.
The  determination  as to whether a Mortgage  Loan falls into these  categories  is made as of the close of business on the last  business day of each month.  For example,  a Mortgage  Loan with a payment  due on July 1 that  remained  unpaid as of the close of  business on August 31 would then be considered to be 30 to 59 days  delinquent.  Delinquency  information  as of the
Cut-off Date is  determined  and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depositor:  As defined in the preamble hereto.

        Depository:  The  Depository  Trust  Company,  or any successor  Depository  hereafter named. The nominee of the initial  Depository for purposes of registering  those  Certificates that are to be Book-Entry  Certificates  is Cede & Co. The Depository  shall at all times be a
"clearing  corporation" as defined in  Section 8-102(a)(5)  of the Uniform  Commercial Code of
the  State of New York and a  "clearing  agency"  registered  pursuant  to the  provisions  of
Section 17A of the Exchange Act.

        Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other  Person  for whom  from  time to time a  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

        Derivative  Contract:  Any ISDA Master  Agreement,  together with the related Schedule and  Confirmation,  entered into by the Trustee and a Derivative  Counterparty  in  accordance with Section 4.09.

        Derivative  Counterparty:  Any  counterparty  to a Derivative  Contract as provided in
Section 4.09

        Destroyed  Mortgage Note: A Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

        Determination  Date: With respect to any  Distribution  Date, the 20th day (or if such
20th day is not a Business Day, the Business Day  immediately  following such 20th day) of the month of the related Distribution Date.

        Disqualified Organization:  Any organization defined as a "disqualified  organization"
under  Section 860E(e)(5)  of the  Code,  including,  if not  otherwise  included,  any of the
following:   (i)  the  United  States,  any  State  or  political   subdivision  thereof,  any
possession  of the United  States,  or any agency or  instrumentality  of any of the foregoing
(other than an  instrumentality  which is a corporation  if all of its  activities are subject to tax and,  except for Freddie  Mac, a majority of its board of  directors is not selected by such governmental unit), (ii) a foreign  government,  any international  organization,  or any agency  or  instrumentality  of any of the  foregoing,  (iii)  any  organization  (other  than certain farmers'  cooperatives  described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (including  the tax imposed by  Section 511  of the Code on unrelated  business  taxable  income) and  (iv) rural  electric and telephone  cooperatives described in  Section 1381(a)(2)(C)  of the Code. A  Disqualified  Organization  also includes any  "electing  large  partnership,"  as defined in  Section 775(a)  of the Code and any other
Person so  designated  by the Trustee  based upon an Opinion of Counsel that the holding of an
Ownership  Interest in a Class R  Certificate by such Person may cause any REMIC or any Person having an Ownership  Interest in any Class of  Certificates  (other than such Person) to incur a liability  for any federal tax imposed  under the Code that would not  otherwise  be imposed but for the Transfer of an Ownership  Interest in a Class R  Certificate  to such Person.  The terms "United States," "State" and  "international  organization"  shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution  Date: The 25th day of any month  beginning in July 2006 or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

        DTC Letter: The Letter of  Representations,  dated June 28, 2006, among the Trustee on behalf of the Trust Fund,  U.S.  Bank  National  Association,  in its  individual  capacity as agent thereunder and the Depository.

        Due Date:  With  respect  to any  Distribution  Date and any  Mortgage  Loan,  the day
during the related Due Period on which the Monthly Payment is due.

        Due  Period:  With  respect  to any  Distribution  Date,  the  calendar  month of such
Distribution Date.

        Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository  institution  the debt  obligations  of which have been rated by each Rating Agency in its highest rating  available,  or (ii) an account or accounts in a depository  institution in which such  accounts  are fully  insured to the limits  established  by the FDIC,  provided that any deposits not so insured shall,  to the extent  acceptable to each Rating  Agency,  as evidenced  in  writing,  be  maintained  such that (as  evidenced  by an  Opinion  of  Counsel delivered to the Trustee and each Rating Agency) the registered  Holders of Certificates  have a claim with  respect to the funds in such  account or a  perfected  first  security  interest against any collateral (which shall be limited to Permitted  Investments)  securing such funds that  is  superior  to  claims  of  any  other  depositors  or  creditors  of  the  depository institution  with which  such  account is  maintained,  or (iii) in the case of the  Custodial
Account,  a trust account or accounts  maintained in the  corporate  trust  department of U.S.
Bank National  Association,  or (iv) in the case of the Certificate  Account,  a trust account or accounts  maintained in the corporate trust  department of U.S. Bank National  Association, or (v) an account or accounts of a depository  institution  acceptable  to each Rating  Agency
(as  evidenced in writing by each Rating  Agency that use of any such account as the Custodial
Account  or the  Certificate  Account  will not reduce the  rating  assigned  to any  Class of
Certificates  by  such  Rating  Agency  below  the   then-current   rating  assigned  to  such
Certificates by such Rating Agency).

        Eligible Master Servicing  Compensation:  With respect to any  Distribution  Date, the lesser of  (a) one-twelfth  of 0.125% of the Stated Principal  Balance of the related Mortgage
Loans  immediately  preceding such  Distribution Date and (b) the sum of the Servicing Fee and
all income and gain on amounts held in the Custodial  Account and the Certificate  Account and
payable to the  Certificateholders  with respect to such Distribution Date;  provided that for purposes of this  definition  the amount of the Servicing Fee will not be reduced  pursuant to
Section 7.02(a) except as may be required pursuant to the last sentence of such Section.

        ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

        Event of Default:  As defined in Section 7.01.

        Excess Cash Flow:  With respect to any  Distribution  Date, an amount equal to the sum of (A) the excess of (i) the Available  Distribution  Amount for that  Distribution  Date over
(ii) the sum of (a) the Interest  Distribution  Amount for that  Distribution Date and (b) the lesser of  (1) the  aggregate  Certificate  Principal  Balance  of  Class A  Certificates  and
Class M  Certificates  immediately  prior  to such  Distribution  Date  and (2) the  Principal
Remittance  Amount for that  Distribution  Date to the extent not  applied to pay  interest on the  Class A  Certificates  and  Class M  Certificates  on  such  Distribution  Date,  (B) the
Overcollateralization  Reduction  Amount, if any, for that Distribution Date and (C) any Yield
Maintenance Agreement Payment received by the Trustee for that Distribution Date.

        Excess  Overcollateralization  Amount:  With  respect to any  Distribution  Date,  the excess,  if any, of (a) the  Overcollateralization  Amount on such  Distribution Date over (b)
the Required Overcollateralization Amount for such Distribution Date.

        Exchange Act:  The Securities Exchange Act of 1934, as amended.

        Expense Fee Rate:  With respect to any Mortgage Loan as of any date of  determination, the sum of the  applicable  Servicing Fee Rate and the per annum rate at which the  applicable
Subservicing Fee accrues.

        Fannie  Mae:  Fannie  Mae, a  federally  chartered  and  privately  owned  corporation organized and existing under the Federal  National  Mortgage  Association  Charter Act, or any
successor thereto.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final  Distribution  Date: The  Distribution  Date on which the final  distribution in respect of the Certificates  will be made pursuant to Section 9.01,  which Final  Distribution
Date shall in no event be later than the end of the 90-day  liquidation  period  described  in
Section 9.02.

        Final  Scheduled   Distribution   Date:  Solely  for  purposes  of  the  face  of  the
Certificates,  as follows: with respect to the Class A-1  Certificates,  the Distribution Date
occurring in May 2028;  with  respect to the  Class A-2  the  Distribution  Date  occurring in
February  2033;  with respect to the Class A-3 the  Distribution  Date  occurring in May 2036;
and with respect to the Class A-4  Certificates  and each Class of Class M  Certificates,  the
Distribution  Date  occurring  in July 2036.  No event of default  under this  Agreement  will arise or become  applicable  solely by reason of the failure to retire the entire  Certificate
Principal  Balance of any Class of Class A  Certificates or Class M  Certificates on or before its Final Scheduled Distribution Date.

        Fitch:  Fitch Ratings, or its successors in interest.

        Foreclosure  Profits:  With respect to any Distribution Date or related  Determination
Date and any Mortgage Loan, the excess, if any, of Liquidation  Proceeds,  Insurance  Proceeds
and REO Proceeds (net of all amounts reimbursable  therefrom pursuant to  Section 3.10(a)(ii))
in  respect  of each  Mortgage  Loan or REO  Property  for  which  a Cash  Liquidation  or REO
Disposition  occurred in the related  Prepayment  Period over the sum of the unpaid  principal balance  of  such  Mortgage  Loan  or  REO  Property  (determined,  in  the  case  of  an  REO
Disposition,  in  accordance  with  Section 3.14)  plus  accrued  and unpaid  interest  at the
Mortgage Rate on such unpaid  principal  balance from the Due Date to which  interest was last paid by the  Mortgagor  to the first day of the month  following  the month in which such Cash
Liquidation or REO Disposition occurred.

        Form 10-K Certification:  As defined in Section 4.03(e).

        Freddie Mac:  Freddie Mac, a corporate  instrumentality  of the United States  created and existing  under Title III of the Emergency  Home Finance Act of 1970,  as amended,  or any successor thereto.

        Gross  Margin:  With  respect  to  each  adjustable-rate   Mortgage  Loan,  the  fixed
percentage  set  forth  in the  related  Mortgage  Note and  indicated  on the  Mortgage  Loan
Schedule  as the  "NOTE  MARGIN,"  which  percentage  is  added to the  related  Index on each
Adjustment  Date to determine  (subject to rounding in  accordance  with the related  Mortgage
Note,  the  Periodic  Cap,  the  Maximum  Mortgage  Rate and the  Minimum  Mortgage  Rate) the
interest rate to be borne by such Mortgage Loan until the next Adjustment Date.

        HUD:  The United States Department of Housing and Urban Development.

        Independent:  When used with respect to any specified Person,  means such a Person who
(i) is in fact  independent  of the  Depositor,  the Master  Servicer and the Trustee,  or any
Affiliate  thereof,  (ii) does not have any direct financial interest or any material indirect financial  interest in the  Depositor,  the Master  Servicer or the Trustee or in an Affiliate
thereof,  and (iii) is not connected  with the Depositor,  the Master  Servicer or the Trustee as  an  officer,  employee,  promoter,  underwriter,  trustee,  partner,  director  or  person performing similar functions.

        Index:  With respect to any  adjustable-rate  Mortgage  Loan and as to any  Adjustment
Date therefor, the related index as stated in the related Mortgage Note.

        Initial  Certificate  Principal  Balance:  With respect to each Class of  Certificates
(other than the Class R  Certificates),  the  Certificate  Principal  Balance of such Class of
Certificates as of the Closing Date as set forth in the Preliminary Statement hereto.

        Insurance  Proceeds:  Proceeds paid in respect of the Mortgage  Loans  pursuant to any
Primary  Insurance  Policy or any other related  insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee  under the  Mortgage,  any  Subservicer, the Master  Servicer  or the Trustee  and are not  applied to the  restoration  of the related
Mortgaged  Property or released to the Mortgagor in accordance  with the  procedures  that the
Master Servicer would follow in servicing mortgage loans held for its own account.

        Interest  Accrual  Period:  With respect to the  Distribution  Date in July 2006,  the period  commencing the Closing Date and ending on the day preceding the  Distribution  Date in
July 2006,  and with  respect to any  Distribution  Date after the  Distribution  Date in July
2006, the period commencing on the Distribution  Date in the month  immediately  preceding the month  in  which  such  Distribution  Date  occurs  and  ending  on  the  day  preceding  such
Distribution Date.

        Interest   Distribution  Amount:  For  any  Distribution  Date,  the  amounts  payable pursuant to Section 4.02(c)(i) and (ii).

        Interim Certification:  As defined in Section 2.02.

        Late  Collections:  With respect to any Mortgage Loan, all amounts received during any
Due  Period,  whether  as  late  payments  of  Monthly  Payments  or  as  Insurance  Proceeds,
Liquidation  Proceeds or otherwise,  which  represent  late payments or collections of Monthly
Payments due but delinquent for a previous Due Period and not previously recovered.

        LIBOR:  With  respect to any  Distribution  Date,  the  arithmetic  mean of the London interbank  offered rate  quotations for one-month  U.S.  Dollar  deposits,  expressed on a per annum basis, determined in accordance with Section 1.02.

        LIBOR  Business  Day:  Any day other  than (i) a  Saturday  or Sunday or (ii) a day on which  banking  institutions  in London,  England  are  required  or  authorized  by law to be closed.

        LIBOR Certificates:  Collectively, the Class A Certificates and Class M Certificates.

        LIBOR Rate Adjustment Date: With respect to each  Distribution  Date, the second LIBOR
Business Day immediately preceding the commencement of the related Interest Accrual Period.

        Limited Repurchase Right Holder:  RFC Asset Holdings II, Inc., or its successor.

        Liquidation  Proceeds:  Amounts (other than Insurance Proceeds) received by the Master
Servicer  in  connection  with the taking of an entire  Mortgaged  Property by exercise of the power of eminent domain or  condemnation  or in connection with the liquidation of a defaulted
Mortgage Loan through trustee's sale,  foreclosure sale or otherwise,  other than REO Proceeds and Subsequent Recoveries.

        Loan-to-Value  Ratio:  As of any date,  the fraction,  expressed as a percentage,  the numerator of which is the current  principal  balance of the related Mortgage Loan at the date of  determination  and  the  denominator  of  which  is the  Appraised  Value  of the  related
Mortgaged Property.

        Margin: The Class A-1 Margin,  Class A-2 Margin,  Class A-3 Margin,  Class A-4 Margin,
Class M-1 Margin,  Class M-2 Margin,  Class M-3  Margin,  Class M-4 Margin,  Class M-5 Margin,
Class M-6 Margin, Class M-7 Margin, Class M-8 Margin or Class M-9 Margin, as applicable.

        Marker  Rate:  With  respect to the  Class SB  Certificates  or the  REMIC II  Regular
Interest  SB-IO  and any  Distribution  Date,  a per  annum  rate  equal to two (2)  times the weighted  average  of the  Uncertificated  REMIC I  Pass-Through  Rates  for  REMIC I  Regular
Interest LT2 and REMIC I Regular Interest LT3.

        Master Servicer:  As defined in the preamble hereto.

        Maturity Date: With respect to each Class of  Certificates  representing  ownership of
REMIC II  Regular  Interests  or REMIC I  Regular  Interests  issued  by each of  REMIC I  and
REMIC II    the    latest    possible     maturity    date,    solely    for    purposes    of
Section 1.860G-1(a)(4)(iii)  of the Treasury  Regulations,  by which the Certificate Principal
Balance of each such Class of  Certificates  representing a regular interest in the Trust Fund would be reduced to zero,  which is, for each such regular  interest,  July 25, 2036, which is the Distribution  Date occurring in the month following the last scheduled  monthly payment of the Mortgage Loans.

        Maximum  Mortgage  Rate:  With respect to any  adjustable-rate  Mortgage Loan, the per annum rate  indicated on the Mortgage Loan Schedule as the "NOTE  CEILING,"  which rate is the maximum  interest  rate that may be  applicable  to such  Mortgage Loan at any time during the life of such Mortgage Loan.

        Maximum Net Mortgage Rate: With respect to any  adjustable-rate  Mortgage Loan and any date of  determination,  the Maximum  Mortgage  Rate minus the Expense Fee Rate.  With respect to any fixed-rate Mortgage Loan and any date of determination, the Net Mortgage Rate.

        MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)System:  The  system  of  recording   transfers  of  Mortgages   electronically
maintained by MERS.

        MIN: The Mortgage  Identification  Number for Mortgage Loans  registered  with MERS on the MERS(R)System.

        Minimum  Mortgage  Rate:  With  respect to any  adjustable-rate  Mortgage  Loan, a per annum rate equal to the  greater of (i) the  Note  Margin and (ii) the rate  indicated  on the
Mortgage  Loan  Schedule as the "NOTE  FLOOR,"  which rate may be  applicable to such Mortgage
Loan at any time during the life of such Mortgage Loan.

        Modified  Mortgage  Loan:  Any Mortgage  Loan that has been the subject of a Servicing
Modification.

        Modified Net Mortgage  Rate:  With respect to any Mortgage Loan that is the subject of a  Servicing  Modification,  the Net  Mortgage  Rate  minus  the rate per  annum by which  the
Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan:  With respect to any  Mortgage  Loan,  MERS acting as the  mortgagee of such
Mortgage  Loan,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly  Payment:  With respect to any Mortgage Loan  (including any REO Property) and the Due Date in any Due  Period,  the  payment  of  principal  and  interest  due  thereon  in accordance with the amortization  schedule at the time applicable  thereto (after  adjustment, if any, for  Curtailments  and for Deficient  Valuations  occurring prior to such Due Date but before any adjustment to such  amortization  schedule by reason of any bankruptcy,  other than a Deficient  Valuation,  or similar  proceeding or any  moratorium or similar  waiver or grace period and before any  Servicing  Modification  that  constitutes  a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successors in interest.

        Mortgage:  With respect to each Mortgage  Note,  the mortgage,  deed of trust or other comparable  instrument  creating  a  first  or  junior  lien on an  estate  in fee  simple  or leasehold interest in real property securing a Mortgage Note.

        Mortgage  File:  The  mortgage  documents  listed  in  Section 2.01  pertaining  to  a particular  Mortgage Loan and any  additional  documents  required to be added to the Mortgage
File pursuant to this Agreement.

        Mortgage  Loans:  Such of the mortgage loans  transferred  and assigned to the Trustee pursuant to  Section 2.01  as from time to time are held or deemed to be held as a part of the
Trust Fund, the Mortgage  Loans  originally so held being  identified in the initial  Mortgage
Loan  Schedule,  and Qualified  Substitute  Mortgage  Loans held or deemed held as part of the
Trust Fund including,  without  limitation,  each related Mortgage Note, Mortgage and Mortgage
File and all rights appertaining thereto.

        Mortgage Loan Schedule:  The lists of the Mortgage Loans attached  hereto as Exhibit F
(as  amended  from time to time to reflect  the  addition  of  Qualified  Substitute  Mortgage
Loans),  which  lists  shall set  forth at a  minimum  the  following  information  as to each
Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    [reserved];

(iii)   the maturity of the Mortgage Note ("MATURITY  DATE," or "MATURITY DT");

(iv)    for the  adjustable-rate  Mortgage Loans,  the Mortgage Rate as of origination  ("ORIG
             RATE");

(v)     the Mortgage Rate as of the Cut-off Date ("CURR RATE");

(vi)    the Net Mortgage Rate as of the Cut-off Date ("CURR NET");

(vii)   the scheduled  monthly  payment of  principal,  if any, and interest as of the Cut-off
             Date ("ORIGINAL P & I" or "CURRENT P & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x)     a code "T," "BT" or "CT" under the column "LN FEATURE,"  indicating  that the Mortgage
             Loan is secured by a second or vacation  residence  (the absence of any such code means the Mortgage Loan is secured by a primary residence);

(xi)    a code "N" under the column "OCCP CODE,"  indicating that the Mortgage Loan is secured by a  non-owner  occupied  residence  (the  absence  of any such  code  means the
             Mortgage Loan is secured by an owner occupied residence);

(xii)   for the adjustable-rate Mortgage Loans, the Maximum Mortgage Rate ("NOTE CEILING");

(xiii)  for  the  adjustable-rate   Mortgage  Loans,  the  maximum  Net  Mortgage  Rate  ("NET
             CEILING");

(xiv)   for the adjustable-rate Mortgage Loans, the Note Margin ("NOTE MARGIN");

(xv)    for the  adjustable-rate  Mortgage Loans,  the first Adjustment Date after the Cut-off
             Date ("NXT INT CHG DT");

(xvi)   for  the  adjustable-rate  Mortgage  Loans,  the  Periodic  Cap  ("PERIODIC  DECR"  or
             "PERIODIC INCR");

(xvii)  [reserved]; and

(xviii) for the  adjustable-rate  Mortgage  Loans,  the rounding of the  semi-annual or annual adjustment to the Mortgage Rate ("NOTE METHOD").

        Such schedules may consist of multiple reports that  collectively set forth all of the information required.

        Mortgage  Note:  The  originally  executed  note or  other  evidence  of  indebtedness evidencing  the  indebtedness  of a  Mortgagor  under  a  Mortgage  Loan,  together  with  any modification thereto.

        Mortgage  Rate:  With respect to any  Mortgage  Loan,  the interest  rate borne by the related Mortgage Note, or any modification  thereto other than a Servicing  Modification.  The
Mortgage Rate on the  adjustable-rate  Mortgage Loans will adjust on each  Adjustment  Date to equal the sum (rounded to the nearest  multiple of  one-eighth  of one percent  (0.125%) or up to the nearest  one-eighth  of one percent,  which are indicated by a "U" on the Mortgage Loan
Schedule,  except in the case of the  adjustable-rate  Mortgage  Loans  indicated by an "X" on the Mortgage Loan Schedule  under the heading  "NOTE  METHOD"),  of the related Index plus the
Note Margin,  in each case subject to the applicable  Periodic Cap,  Maximum Mortgage Rate and
Minimum Mortgage Rate.

        Mortgaged Property:  The underlying real property securing a Mortgage Loan.

        Mortgagor:  The obligor on a Mortgage Note.

        Net  Mortgage   Rate:   With  respect  to  any  Mortgage   Loan  as  of  any  date  of
determination,  a per annum rate equal to the Mortgage  Rate for such Mortgage Loan as of such date minus the related Expense Fee Rate.

        Net WAC Cap Rate:  With  respect to any  Distribution  Date,  the product of (i) a per annum rate equal to the weighted  average of the Net Mortgage  Rates (or, if  applicable,  the
Modified Net Mortgage  Rates) using the Net Mortgage Rates in effect for the Monthly  Payments due on such  Mortgage  Loans  during the  related  Due  Period,  weighted  on the basis of the respective  Stated Principal  Balances thereof for such  Distribution Date and (ii) a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable  Advance:  Any  Advance  previously  made or proposed to be made by the
Master  Servicer or Subservicer  in respect of a Mortgage Loan (other than a Deleted  Mortgage
Loan) which, in the good faith judgment of the Master  Servicer,  will not, or, in the case of a proposed Advance,  would not, be ultimately  recoverable by the Master Servicer from related
Late Collections,  Insurance  Proceeds,  Liquidation  Proceeds or REO Proceeds.  To the extent that any Mortgagor is not obligated under the related  Mortgage  documents to pay or reimburse any  portion of any  Servicing  Advances  that are  outstanding  with  respect to the  related
Mortgage Loan as a result of a  modification  of such  Mortgage  Loan by the Master  Servicer, which forgives amounts which the Master Servicer or Subservicer had previously  advanced,  and the Master  Servicer  determines  that no other  source of payment or  reimbursement  for such advances is  available to it, such  Servicing  Advances  shall be deemed to be  Nonrecoverable
Advances.  The  determination  by  the  Master  Servicer  that  it has  made a  Nonrecoverable
Advance shall be evidenced by a certificate  of a Servicing  Officer,  Responsible  Officer or
Vice President or its equivalent or senior  officer of the Master  Servicer,  delivered to the
Depositor,  the Trustee,  and the Master  Servicer  setting  forth such  determination,  which shall  include  any other  information  or reports  obtained  by the Master  Servicer  such as property  operating  statements,  rent rolls,  property  inspection  reports  and  engineering reports,  which may  support  such  determinations.  Notwithstanding  the above,  the  Trustee shall be  entitled  to rely upon any  determination  by the Master  Servicer  that any Advance previously  made is a  Nonrecoverable  Advance or that any proposed  Advance,  if made,  would constitute a Nonrecoverable Advance.

        Nonsubserviced  Mortgage  Loan:  Any  Mortgage  Loan  that,  at the time of  reference thereto, is not subject to a Subservicing Agreement.

        Note  Margin:  With  respect  to  each   adjustable-rate   Mortgage  Loan,  the  fixed
percentage  set  forth  in the  related  Mortgage  Note and  indicated  on the  Mortgage  Loan
Schedule  as the "NOTE  MARGIN,"  which  percentage  is added to the Index on each  Adjustment
Date to determine  (subject to rounding in  accordance  with the related  Mortgage  Note,  the
Periodic Cap, the Maximum  Mortgage Rate and the Minimum  Mortgage  Rate) the interest rate to be borne by such adjustable-rate Mortgage Loan until the next Adjustment Date.

        Notional  Amount:  With respect to the Class SB  Certificates or the REMIC II  Regular
Interest  SB-IO,   immediately   prior  to  any  Distribution   Date,  the  aggregate  of  the
Uncertificated Principal Balances of the REMIC I Regular Interests.

        Officers'  Certificate:  A  certificate  signed  by the  Chairman  of the  Board,  the
President,  a Vice  President,  Assistant Vice President,  Director,  Managing  Director,  the
Treasurer,  the Secretary,  an Assistant  Treasurer or an Assistant Secretary of the Depositor
or the Master  Servicer,  as the case may be, and  delivered  to the  Trustee,  as required by this Agreement.

        Opinion of Counsel:  A written  opinion of counsel  acceptable  to the Trustee and the
Master  Servicer and which  counsel may be counsel for the  Depositor or the Master  Servicer, provided  that any  Opinion of Counsel  (i)  referred to in the  definition  of  "Disqualified
Organization"  or (ii)  relating to the  qualification  of any REMIC  hereunder  as a REMIC or compliance  with the REMIC  Provisions  must,  unless  otherwise  specified,  be an opinion of
Independent counsel.

        Optional  Termination  Date:  Any  Distribution  Date on or  after  which  the  Stated
Principal  Balance  (after  giving  effect to  distributions  to be made on such  Distribution
Date) of the Mortgage Loans is less than 10.00% of the Cut-off Date Balance.

        Outstanding  Mortgage  Loan:  With  respect  to the  Due  Date in any  Due  Period,  a
Mortgage Loan  (including an REO Property) that was not the subject of a Principal  Prepayment in  Full,  Cash  Liquidation  or REO  Disposition  and  that  was not  purchased,  deleted  or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Overcollateralization  Amount:  With respect to any Distribution  Date, the excess, if any, of (a) the  aggregate  Stated  Principal  Balance of the  Mortgage  Loans  before  giving effect  to  distributions  of  principal  to be made on such  Distribution  Date  over (b) the aggregate  Certificate  Principal Balance of the Class A Certificates and Class M Certificates
immediately prior to such date.

        Overcollateralization  Floor:  An amount equal to the product of 0.50% and the Cut-off
Date Balance.

        Overcollateralization  Increase  Amount:  With respect to any  Distribution  Date, the lesser of (a)  Excess  Cash Flow for that  Distribution  Date (to the extent not used to cover the amounts  described in clauses  (iv) and (v) of the  definition  of Principal  Distribution
Amount   as  of  such   Distribution   Date)  and  (b)  the   excess   of  (1)  the   Required
Overcollateralization  Amount for such  Distribution  Date over (2) the  Overcollateralization
Amount for such Distribution Date.

        Overcollateralization  Reduction  Amount:  With  respect to any  Distribution  Date on which the  Excess  Overcollateralization  Amount  is,  after  taking  into  account  all other
distributions   to  be   made   on  such   Distribution   Date,   greater   than   zero,   the
Overcollateralization  Reduction  Amount  shall  be  equal  to the  lesser  of (i) the  Excess
Overcollateralization  Amount for that  Distribution  Date and (ii) the  Principal  Remittance
Amount on such Distribution Date.

        Ownership  Interest:  With  respect to any  Certificate,  any  ownership  or  security interest  in such  Certificate,  including  any  interest  in such  Certificate  as the Holder thereof and any other interest therein,  whether direct or indirect,  legal or beneficial,  as owner or as pledgee.

        Pass-Through  Rate:  With respect to each Class of  Class A  Certificates  and Class M
Certificates  and any  Distribution  Date,  the least of (i) a per annum  rate  equal to LIBOR plus the related Margin for such Distribution  Date,  (ii) 14.000% per annum and (iii) the Net
WAC Cap Rate for such Distribution Date.

        With respect to the Class SB  Certificates and any  Distribution  Date or the REMIC II
Regular  Interest  SB-IO, a per annum rate equal to the  percentage  equivalent of a fraction, the  numerator of which is the sum of the amounts  calculated  pursuant to clauses (i) through
(iii) below,  and the denominator of which is the aggregate  principal  balance of the REMIC I
Regular  Interests.  For  purposes  of  calculating  the  Pass-Through  Rate for the  Class SB
Certificates  or the REMIC II  Regular  Interest  SB-IO,  the numerator is equal to the sum of the following components:

               (i)    the  Uncertificated  Pass-Through  Rate for REMIC I Regular Interest LT1
        minus  the  related  Marker  Rate,   applied  to  a  notional   amount  equal  to  the
        Uncertificated Principal Balance of REMIC I Regular Interest LT1;

               (ii)   the  Uncertificated  Pass-Through  Rate for REMIC I Regular Interest LT2
        minus  the  related  Marker  Rate,   applied  to  a  notional   amount  equal  to  the
        Uncertificated Principal Balance of REMIC I Regular Interest LT2; and

               (iii)  the  Uncertificated  Pass-Through  Rate for REMIC I Regular Interest LT4
        minus  twice the  related  Marker  Rate,  applied  to a notional  amount  equal to the
        Uncertificated Principal Balance of REMIC I Regular Interest LT4.

        Paying Agent:  U.S. Bank National  Association or any successor Paying Agent appointed by the Trustee.

        Percentage  Interest:  With respect to any Class A Certificate or Class M Certificate,
the  undivided  percentage   ownership  interest  in  the  related   Class evidenced  by  such
Certificate,  which percentage  ownership  interest shall be equal to the Initial  Certificate
Principal  Balance thereof divided by the aggregate Initial  Certificate  Principal Balance of all of the  Certificates  of the  same  Class.  The  Percentage  Interest  with  respect  to a
Class SB Certificate or Class R Certificate shall be stated on the face thereof.

        Periodic Cap: With respect to each  adjustable-rate  Mortgage  Loan, the periodic rate cap that limits the increase or the decrease of the related  Mortgage  Rate on any  Adjustment
Date pursuant to the terms of the related Mortgage Note.

        Permitted Investments:  One or more of the following:

        (i)    obligations  of or guaranteed as to principal and interest by the United States or any agency or  instrumentality  thereof when such  obligations are backed by the full faith and credit of the United States;

        (ii)   repurchase  agreements on obligations specified in clause (i) maturing not more than  one  month  from  the  date of  acquisition  thereof,  provided  that the unsecured  obligations of the party agreeing to repurchase such obligations are at the time  rated by each  Rating  Agency  in its  highest  short-term  rating available;

        (iii)  federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'  acceptances  (which shall each have an original  maturity of not more than 90 days and, in the case of bankers'  acceptances,  shall in no event have an  original  maturity  of more than 365 days or a  remaining  maturity of more than 30 days)  denominated  in United  States  dollars  of any U.S.  depository institution or trust company  incorporated  under the laws of the United States or any  state  thereof  or of  any  domestic  branch  of a  foreign  depository institution  or trust  company;  provided  that the  debt  obligations  of such depository  institution  or trust  company at the date of  acquisition  thereof have  been  rated  by each  Rating  Agency  in its  highest  short-term  rating available;  and,  provided  further  that,  if the  original  maturity  of such
               short-term   obligations  of  a  domestic   branch  of  a  foreign   depository
               institution  or trust company shall exceed 30 days,  the  short-term  rating of such  institution  shall be A-1+ in the case of Standard & Poor's if Standard &
               Poor's is a Rating Agency;

        (iv)   commercial paper and demand notes (having original  maturities of not more than
               365 days) of any corporation  incorporated  under the laws of the United States or any state  thereof which on the date of  acquisition  has been rated by each
               Rating  Agency in its highest short term rating  available;  provided that such commercial  paper and demand notes shall have a remaining  maturity of not more than 30 days;

        (v)    a money market fund or a qualified  investment fund rated by each Rating Agency in its highest  long-term rating available (which may be managed by the Trustee or one of its Affiliates); and

        (vi)   other  obligations or securities that are acceptable to each Rating Agency as a
               Permitted  Investment  hereunder and will not reduce the rating assigned to any
               Class of  Certificates  by such Rating  Agency  below the  then-current  rating assigned to such Certificates by such Rating Agency, as evidenced in writing;

provided,  however,  that no  instrument  shall be a Permitted  Investment  if it  represents, either (1) the right to receive only  interest  payments with respect to the  underlying  debt instrument  or (2) the right to receive  both  principal  and interest  payments  derived from obligations  underlying such  instrument and the principal and interest  payments with respect to such instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest  rating  available on unsecured  long-term  debt shall mean AAA in the case of Standard & Poor's and Aaa in the case of Moody's,  and for purposes of this Agreement,  any references  herein to the highest rating available  on  unsecured  commercial  paper and  short-term  debt  obligations  shall mean the following:  A-1 in the case of  Standard  & Poor's and P-1 in the case of  Moody's;  provided, however,  that any Permitted  Investment  that is a short-term  debt  obligation  rated A-1 by
Standard & Poor's must satisfy the following  additional  conditions:  (i) the total amount of debt from A-1 issuers  must be limited to the  investment  of monthly  principal  and interest payments  (assuming  fully  amortizing  collateral);  (ii) the total amount of A-1 investments must not represent more than 20% of the aggregate  outstanding  Certificate  Principal Balance of the  Certificates  and each investment  must not mature beyond 30 days;  (iii) the terms of the debt must have a  predetermined  fixed  dollar  amount of principal  due at maturity  that cannot vary;  and (iv) if the  investments  may be liquidated  prior to their  maturity or are being  relied on to meet a certain  yield,  interest  must be tied to a single  interest  rate index plus a single  fixed  spread  (if any) and must move  proportionately  with that  index.
Any Permitted Investment may be purchased by or through the Trustee or its Affiliates.

        Permitted  Transferee:  Any  Transferee  of  a  Class R  Certificate,   other  than  a
Disqualified Organization or Non-United States Person.

        Person: Any individual,  corporation,  limited liability company,  partnership,  joint venture,  association,  joint-stock company, trust,  unincorporated organization or government or any agency or political subdivision thereof.

        Prepayment   Assumption:   With  respect  to  the  Class A  Certificates  and  Class M
Certificates,  the prepayment  assumption to be used for  determining  the accrual of original issue  discount and premium and market  discount on such  Certificates  for federal income tax purposes,  which (a) with  respect  to the  fixed-rate  Mortgage  Loans,  assumes  a  constant prepayment  rate of  one-tenth  of 23% per  annum of the  then  outstanding  Stated  Principal
Balance  of the  fixed-rate  Mortgage  Loans in the first  month of the life of such  Mortgage
Loans and an additional  one-tenth of 23% per annum in each month  thereafter  until the tenth month,  and beginning in the tenth month and in each month  thereafter  during the life of the fixed-rate  Mortgage  Loans,  a constant  prepayment  rate of 23% per annum  each month  ("23%
HEP")  and (b) with  respect  to the  adjustable-rate  Mortgage  Loans  assumes  a  prepayment assumption of 2% of the constant  prepayment  rate in month one,  increasing by  approximately
2.545% from month 2 until month 12,  a constant  prepayment rate of 30% from month 12 to month
22, a constant  prepayment  rate of 50% from  month 23 to month 27, and a constant  prepayment rate of 35%  thereafter,  used for  determining  the accrual of original  issue  discount  and premium and market discount on the Class A  Certificates and Class M  Certificates for federal income tax purposes.  The constant  prepayment rate assumes that the stated  percentage of the outstanding  Stated Principal  Balance of the  adjustable-rate  Mortgage Loans is prepaid over the course of a year.

        Prepayment  Interest  Shortfall:  With  respect  to  any  Distribution  Date  and  any
Mortgage Loan (other than a Mortgage  Loan  relating to an REO Property)  that was the subject of (a) a Principal  Prepayment in Full during the related  Prepayment  Period, an amount equal to the excess of one  month's  interest  at the related Net  Mortgage  Rate (or  Modified  Net
Mortgage  Rate in the case of a Modified  Mortgage  Loan) on the Stated  Principal  Balance of
such  Mortgage  Loan over the amount of interest  (adjusted to the related Net  Mortgage  Rate
(or  Modified  Net  Mortgage  Rate  in the  case of a  Modified  Mortgage  Loan))  paid by the
Mortgagor for such Prepayment  Period to the date of such Principal  Prepayment in Full or (b)
a Curtailment  during the prior  calendar  month,  an amount equal to one month's  interest at the  related  Net  Mortgage  Rate (or  Modified  Net  Mortgage  Rate in the case of a Modified
Mortgage Loan) on the amount of such Curtailment.

        Prepayment  Period:  With  respect  to  any  Distribution  Date,  the  calendar  month preceding the month of distribution.

        Primary  Insurance  Policy:  Each  primary  policy of mortgage  guaranty  insurance as indicated by a numeric code on the Mortgage  Loan  Schedule  with the exception of code "A23,"
"A34" or "A96" under the column "MI CO CODE."

        Principal  Distribution  Amount:  With respect to any Distribution Date, the lesser of
(a) the  excess of (x) the sum of (A) the Available  Distribution  Amount and (B) with respect to  clauses  (b)(v)  and  (vi)  below,  the  Yield  Maintenance  Agreement  Payment  for  that
Distribution Date, over (y) the Interest Distribution Amount, and (b) the sum of:

(i)     the  principal  portion of each Monthly  Payment  received or Advanced with respect to the related Due Period on each Outstanding Mortgage Loan;

(ii)    the Stated  Principal  Balance of any  Mortgage  Loan  repurchased  during the related
           Prepayment  Period  (or  deemed  to have been so  repurchased  in  accordance  with
           Section 3.07(b))  pursuant to  Section 2.02,  2.03,  2.04 or 4.07 and the amount of
           any  shortfall   deposited  in  the  Custodial   Account  in  connection  with  the
           substitution  of a Deleted  Mortgage Loan pursuant to  Section 2.03  or 2.04 during the related Prepayment Period;

(iii)   the principal  portion of all other  unscheduled  collections,  other than  Subsequent
           Recoveries,  on  the  Mortgage  Loans  (including,  without  limitation,  Principal
           Prepayments in Full,  Curtailments,  Insurance Proceeds,  Liquidation  Proceeds and
           REO  Proceeds)  received  during the related  Prepayment  Period (or deemed to have been so received) to the extent  applied by the Master  Servicer as  recoveries  of principal of the Mortgage Loans pursuant to Section 3.14;

(iv)    the  lesser  of (1)  Subsequent  Recoveries  for  such  Distribution  Date and (2) the principal  portion of any Realized  Losses  allocated to any Class of  Certificates on a prior Distribution Date and remaining unpaid;

(v)     the lesser of (1) the Excess Cash Flow for such  Distribution  Date (to the extent not used  pursuant to clause (iv) of this  definition  on such  Distribution  Date) and
           (2) the  principal  portion of any Realized Losses incurred (or deemed to have been incurred) on any Mortgage Loans in the calendar month  preceding such  Distribution
           Date; and

(vi)       the lesser of (1) the Excess  Cash Flow for that  Distribution  Date (to the extent not used pursuant to clauses (iv) and (v) of this  definition on such  Distribution
           Date)  and (2) the  Overcollateralization  Increase  Amount  for such  Distribution
           Date;

minus

(vii)   (A) the amount of any  Overcollateralization  Reduction  Amount for such  Distribution
           Date  and (B) the  amount  of any  Capitalization  Reimbursement  Amount  for  such
           Distribution Date.

        Principal  Prepayment:  Any payment of principal or other recovery on a Mortgage Loan, including  a recovery  that takes the form of  Liquidation  Proceeds  or  Insurance  Proceeds, which is received in advance of its  scheduled  Due Date and is not  accompanied  by an amount as to interest  representing  scheduled  interest on such  payment due on any date or dates in any month or months subsequent to the month of prepayment.

        Principal  Prepayment  in Full:  Any Principal  Prepayment  made by a Mortgagor of the entire principal balance of a Mortgage Loan.

        Principal  Remittance  Amount:  With  respect to any  Distribution  Date,  all amounts described in clauses (b)(i) through (iii) of the definition of Principal  Distribution  Amount for that Distribution Date.
        Program  Guide:  The  AlterNet  Seller  Guide as  incorporated  into  the  Residential
Funding  Seller  Guide  for  mortgage  collateral  sellers  that  participate  in  Residential
Funding's AlterNet Mortgage Program,  and Residential  Funding's Servicing Guide and any other
subservicing   arrangements  which  Residential   Funding  has  arranged  to  accommodate  the
servicing  of the  Mortgage  Loans and in each case all  supplements  and  amendments  thereto published by Residential Funding.

        Purchase  Price:  With respect to any Mortgage Loan (or REO  Property)  required to be or otherwise  purchased on any date pursuant to  Section 2.02,  2.03,  2.04 or 4.07, an amount equal  to the sum of (i) 100% of the  Stated  Principal  Balance  thereof  plus the  principal portion of any related  unreimbursed  Advances and (ii) unpaid accrued  interest at either (a)
the Adjusted  Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage
Loan) plus the rate per annum at which the  Servicing  Fee is  calculated,  or (b) in the case of a  purchase  made by the  Master  Servicer,  at the Net  Mortgage  Rate  (or  Modified  Net
Mortgage Rate in the case of a Modified  Mortgage Loan), in each case on the Stated  Principal
Balance  thereof to the first day of the month  following  the month of purchase  from the Due
Date to which  interest was last paid by the  Mortgagor.  With  respect to any  Mortgage  Loan
(or  REO  Property)   required  to  be  or  otherwise   purchased  on  any  date  pursuant  to
Section 4.08,  an  amount  equal  to the  greater  of (i)  the sum of (a)  100% of the  Stated
Principal Balance thereof plus the principal portion of any related  unreimbursed  Advances of such  Mortgage  Loan (or REO  Property)  and (b)  unpaid  accrued  interest  at either (1) the
Adjusted  Mortgage  Rate (or  Modified Net  Mortgage  Rate in the case of a Modified  Mortgage
Loan) plus the rate per annum at which the  Servicing  Fee is  calculated,  or (2) in the case of a  purchase  made by the  Master  Servicer,  at the Net  Mortgage  Rate  (or  Modified  Net
Mortgage Rate in the case of a Modified  Mortgage Loan), in each case on the Stated  Principal
Balance  thereof to the first day of the month  following  the month of purchase  from the Due
Date to which  interest  was last paid by the  Mortgagor,  and (ii) the fair  market  value of such Mortgage Loan (or REO Property).

        Qualified  Substitute  Mortgage  Loan:  A Mortgage  Loan  substituted  by  Residential
Funding  or the  Depositor  for a  Deleted  Mortgage  Loan  which  must,  on the  date of such substitution,  as confirmed in an Officers'  Certificate delivered to the Trustee, (i) have an outstanding  principal  balance,  after  deduction  of the  principal  portion of the  monthly payment due in the month of  substitution  (or in the case of a substitution  of more than one
Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding  principal balance,  after such deduction),  not in excess of the Stated  Principal  Balance of the Deleted Mortgage Loan
(the  amount of any  shortfall  to be  deposited  by  Residential  Funding,  in the  Custodial
Account in the month of  substitution);  (ii) have a Mortgage  Rate and a Net Mortgage Rate no lower  than and not more than 1% per annum  higher  than the  Mortgage  Rate and Net  Mortgage
Rate,  respectively,  of the Deleted Mortgage Loan as of the date of substitution;  (iii) have a  Loan-to-Value  Ratio  at the  time of  substitution  no  higher  than  that of the  Deleted
Mortgage Loan at the time of  substitution;  (iv) have a remaining term to stated maturity not greater  than (and not more than one year less than) that of the Deleted  Mortgage  Loan;  (v)
comply with each  representation  and warranty set forth in Sections  2.03 and 2.04 hereof and
Section 4 of the  Assignment  Agreement,  (other than the  representations  and warranties set forth  therein  with  respect to the number of loans  (including  the related  percentage)  in excess of zero which meet or do not meet a  specified  criteria);  (vi) not be 30 days or more
Delinquent;  (vii) not be subject to the  requirements  of HOEPA (as defined in the Assignment
Agreement);  (viii)  have a policy  of title  insurance,  in the  form and  amount  that is in material  compliance  with the Program  Guide,  that was  effective  as of the closing of such
Mortgage  Loan,  is valid and  binding,  and  remains  in full  force and  effect,  unless the
Mortgage  Property is located in the State of Iowa where an  attorney's  certificate  has been provided as described in the Program  Guide;  (ix) if the Deleted Loan is not a Balloon  Loan,
not be a Balloon Loan;  (x) with respect to adjustable  rate Mortgage  Loans,  have a Mortgage
Rate  that  adjusts  with the same  frequency  and  based  upon the same  Index as that of the
Deleted  Mortgage  Loan;  (xi) with respect to  adjustable  rate Mortgage  Loans,  have a Note
Margin not less than that of the  Deleted  Mortgage  Loan;  (xii) with  respect to  adjustable rate Mortgage  Loans,  have a Periodic Rate Cap that is equal to that of the Deleted  Mortgage
Loan;  (xiii) with respect to adjustable rate Mortgage  Loans,  have a next Adjustment Date no later than that of the  Deleted  Mortgage  Loan,  and (xiv) be secured by a lien with the same lien priority as the Deleted Loan.

        Rating  Agency:  Each of Standard & Poor's and  Moody's.  If any agency or a successor is no longer in existence,  "Rating  Agency" shall be such  statistical  credit rating agency, or other comparable  Person,  designated by the Depositor,  notice of which  designation shall be given to the Trustee and the Master Servicer.

        Realized  Loss:  With respect to each  Mortgage  Loan (or REO  Property) as to which a
Cash  Liquidation  or REO  Disposition  has occurred,  an amount (not less than zero) equal to
(i) the Stated  Principal  Balance of the  Mortgage  Loan (or REO  Property) as of the date of
Cash Liquidation or REO  Disposition,  plus (ii) interest (and REO Imputed  Interest,  if any)
at the Net Mortgage  Rate from the Due Date as to which  interest was last paid or advanced to
Certificateholders  up to the last day of the  month in  which  the Cash  Liquidation  (or REO
Disposition)  occurred  on the  Stated  Principal  Balance  of  such  Mortgage  Loan  (or  REO
Property)  outstanding  during each Due Period that such  interest  was not paid or  advanced, minus (iii) the proceeds,  if any,  received  during the month in which such Cash  Liquidation
(or REO  Disposition)  occurred,  to the extent  applied as  recoveries of interest at the Net
Mortgage Rate and to principal of the Mortgage Loan, net of the portion  thereof  reimbursable to the  Master  Servicer  or any  Subservicer  with  respect to  related  Advances,  Servicing
Advances or other  expenses  as to which the Master  Servicer  or  Subservicer  is entitled to reimbursement  thereunder  but which  have not been  previously  reimbursed.  With  respect to each  Mortgage  Loan which is the subject of a Servicing  Modification,  (a) (1) the amount by which the interest  portion of a Monthly  Payment or the  principal  balance of such  Mortgage
Loan was reduced or (2) the sum of any other  amounts  owing under the Mortgage Loan that were forgiven and that constitute  Servicing  Advances that are reimbursable to the Master Servicer or a  Subservicer,  and (b) any such  amount  with  respect to a Monthly  Payment  that was or would  have  been due in the  month  immediately  following  the  month  in which a  Principal
Prepayment  or the Purchase  Price of such Mortgage Loan is received or is deemed to have been received.  With  respect to each  Mortgage  Loan which has become the  subject of a  Deficient
Valuation,  the  difference  between the principal  balance of the Mortgage  Loan  outstanding immediately  prior to such Deficient  Valuation and the principal balance of the Mortgage Loan as reduced by the  Deficient  Valuation.  With respect to each  Mortgage Loan which has become the  object  of a  Debt  Service  Reduction,  the  amount  of  such  Debt  Service  Reduction.
Notwithstanding  the above,  neither a Deficient  Valuation nor a Debt Service Reduction shall be deemed a Realized  Loss  hereunder so long as the Master  Servicer has notified the Trustee in writing that the Master  Servicer is  diligently  pursuing  any remedies  that may exist in connection with the  representations  and warranties made regarding the related  Mortgage Loan and  either (A) the  related  Mortgage  Loan is not in default  with  regard to  payments  due thereunder or (B)  delinquent  payments of principal and interest  under the related  Mortgage
Loan and any  premiums  on any  applicable  primary  hazard  insurance  policy and any related escrow  payments in respect of such  Mortgage  Loan are being  advanced on a current  basis by the Master  Servicer  or a  Subservicer,  in either  case  without  giving  effect to any Debt
Service Reduction.

        Realized  Losses  allocated to the Class SB  Certificates  shall be allocated first to the REMIC II  Regular  Interest SB-IO in reduction of the accrued but unpaid interest  thereon until  such  accrued  and  unpaid  interest  shall  have been  reduced to zero and then to the
REMIC II Regular Interest SB-PO in reduction of the Principal Balance thereof.

        To the extent the Master Servicer receives  Subsequent  Recoveries with respect to any
Mortgage  Loan,  the amount of the Realized  Loss with respect to that  Mortgage  Loan will be reduced  to the extent  such  recoveries  are  applied  to reduce  the  Certificate  Principal
Balance of any Class of Certificates on any Distribution Date.

        Record Date: With respect to each  Distribution Date and the LIBOR  Certificates,  the
Business  Day   immediately   preceding  such   Distribution   Date.   With  respect  to  each
Distribution  Date and the  Certificates  (other  than the LIBOR  Certificates),  the close of business on the last  Business Day of the month next  preceding the month in which the related
Distribution  Date  occurs,  except in the case of the first  Record  Date which  shall be the
Closing Date.

        Reference Bank Rate:  As defined in Section 1.02.

        Regular  Certificates:  The Class A  Certificates,  Class M Certificates  and Class SB
Certificates.

        Regulation AB: Subpart 229.1100 - Asset Backed  Securities  (Regulation AB), 17 C.F.R.
ss.ss.229.1100-229.1123,  as  such  may be  amended  from  time  to  time,  and  subject  to  such clarification  and  interpretation  as have been  provided by the  Commission  in the adopting release  (Asset-Backed  Securities,  Securities Act Release No.  33-8518,  70 Fed. Reg. 1,506,
1,531  (January  7,  2005)) or by the staff of the  Commission,  or as may be  provided by the
Commission or its staff from time to time.

        Relief Act: The  Servicemembers  Civil Relief Act, formerly known as the Soldiers' and
Sailors' Civil Relief Act of 1940.

        Relief Act  Shortfalls:  Interest  shortfalls on the Mortgage Loans resulting from the
Relief Act or similar legislation or regulations.

        REMIC:  A  "real  estate   mortgage   investment   conduit"   within  the  meaning  of
Section 860D of the Code.  As used herein, the term "REMIC" shall mean REMIC I or REMIC II.

        REMIC  Administrator:   Residential  Funding   Corporation.   If  Residential  Funding
Corporation  is found by a court of  competent  jurisdiction  to no longer be able to  fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting as successor  Master  Servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC I:  The segregated pool of assets subject hereto,  constituting a portion of the primary  trust  created  hereby  and to be  administered  hereunder,  exclusive  of the  Yield
Maintenance  Agreement,  which are not assets of any REMIC,  with  respect to which a separate
REMIC election is to be made, consisting of:

               (i)    the Mortgage Loans and the related Mortgage Files;

               (ii)   all payments on and  collections  in respect of the  Mortgage  Loans due after the Cut-off  Date (other than  Monthly  Payments due in the month of the Cut-off
        Date) as shall be on deposit in the Custodial  Account or in the  Certificate  Account
        and identified as belonging to the Trust Fund;

               (iii)  property  which  secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure;

               (iv)   the hazard insurance policies and Primary Insurance Policies  pertaining to the Mortgage Loans, if any; and

               (v)    all proceeds of clauses (i) through (iv) above.

        REMIC  I Distribution  Amount: For any Distribution  Date, the Available  Distribution
Amount shall be distributed to the REMIC I Regular  Interests and the Class R  Certificates in
the following amounts and priority:

               (i)    to the extent of the Available  Distribution  Amount, to REMIC II as the
holder of REMIC I Regular  Interests  LT1,  LT2, LT3 and LT4, pro rata,  in an amount equal to
(A) their  Uncertificated  Accrued Interest for such  Distribution  Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

               (ii)   to the extent of the Available  Distribution  Amount remaining after the distributions  made  pursuant  to clause (i)  above,  to REMIC II as the holder of the REMIC I
Regular Interests, in an amount equal to:

                      (A)    in respect  of the REMIC I Regular  Interests  LT2,  LT3 and LT4,
their respective Principal Distribution Amounts;

                      (B)    in  respect  of the REMIC I Regular  Interest  LT1 any  remainder until the Uncertificated Principal Balance thereof is reduced to zero;

                      (C)    any  remainder in respect of the REMIC I Regular  Interests  LT2,
LT3 and LT4,  pro rata  according to their  respective  Uncertificated  Principal  Balances as reduced by the  distributions  deemed  made  pursuant  to (A) above,  until  their  respective
Uncertificated Principal Balances are reduced to zero; and

               (iii)  any remaining amounts to the Holders of the Class R Certificates.

        REMIC I Principal  Reduction Amounts:  For any Distribution Date, the amounts by which the principal  balances of the REMIC I Regular Interests LT1, LT2, LT3 and LT4,  respectively, will be  reduced  on such  Distribution  Date by the  allocation  of  Realized  Losses and the distribution of principal, determined as follows:

        For purposes of the succeeding  formulas the following symbols shall have the meanings set forth below:

        Y1 =   the  aggregate  principal  balance of the REMIC I  Regular  Interest  LT1 after distributions on the prior Distribution Date.

        Y2 =   the principal  balance of the REMIC I Regular Interest LT2 after  distributions on the prior Distribution Date.

        Y3 =   the principal  balance of the REMIC I Regular Interest LT3 after  distributions on the prior Distribution Date.

        Y4 =   the principal  balance of the REMIC I Regular Interest LT4 after  distributions on the prior Distribution Date (note:  Y3 = Y4).

        AY1 =  the REMIC I Regular Interest LT1 Principal Reduction Amount.

        AY2 =  the REMIC I Regular Interest LT2 Principal Reduction Amount.

        AY3 =  the REMIC I Regular Interest LT3 Principal Reduction Amount.

        AY4 =  the REMIC I Regular Interest LT4 Principal Reduction Amount.

        P0 =   the aggregate  principal balance of the REMIC I Regular Interests LT1, LT2, LT3 and LT4 after  distributions  and the allocation of Realized Losses on the prior  Distribution
Date.

        P1 =   the aggregate  principal balance of the REMIC I Regular Interests LT1, LT2, LT3 and  LT4  after  distributions  and  the  allocation  of  Realized  Losses  to be made on such
Distribution Date.

        AP =   P0 - P1 = the aggregate of the REMIC I Regular  Interests LT1, LT2, LT3 and LT4
Principal Reduction Amounts.

              =the aggregate of the principal  portions of Realized Losses to be allocated to, and the principal  distributions  to be made on, the  Certificates on such  Distribution  Date
(including  distributions  of accrued and unpaid  interest on the  Class SB  Certificates  for prior Distribution Dates).

        R0 =   the Net WAC Cap Rate (stated as a monthly  rate) after giving effect to amounts distributed and Realized Losses allocated on the prior Distribution Date.

        R1 =   the Net WAC Cap Rate (stated as a monthly  rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

        a =    (Y2 + Y3)/P0.  The initial  value of a on the Closing Date for use on the first
Distribution Date shall be 0.0001.

        a0 =   the  lesser of (A) the sum for all  Classes  of  Certificates,  other  than the
Class SB  Certificates,  of the product for each Class of (i) the  monthly  interest  rate (as
limited  by  the  REMIC  Net  WAC  Rate,  if  applicable)   for  such  Class   applicable  for
distributions  to be made  on such  Distribution  Date  and  (ii)  the  aggregate  Certificate
Principal  Balance for such Class after  distributions  and the allocation of Realized  Losses on the prior Distribution Date and (B) R0*P0.

        a1  =  the  lesser of (A) the sum for all  Classes  of  Certificates,  other  than the
Class SB  Certificates,  of the product for each Class of (i) the  monthly  interest  rate (as limited by the Net WAC Cap Rate, if applicable)  for such Class  applicable for  distributions to be made on the  next  succeeding  Distribution  Date and  (ii)  the  aggregate  Certificate
Principal  Balance for such Class after  distributions  and the allocation of Realized  Losses to be made on such Distribution Date and (B) R1*P1.

        Then, based on the foregoing definitions:

        AY1 =  AP - AY2 - AY3 - AY4;

        AY2 =  a{ a0R1P1 - a1R0P0}/{2R1R0P1 -  a1R0};

        AY3 =  aAP - AY2; and

        AY4 =  AY3.

        if both AY2 and AY3, as so determined, are non-negative numbers.  Otherwise:

        (1)    If AY2, as so determined, is negative, then

        AY2 = 0;

        AY3 = a{a1R0P0 - a0R1P1}/{a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        (2)    If AY3, as so determined, is negative, then

        AY3 = 0;

        AY2 = a{a1R0P0 - a0R1P1}/{2R1R0P1 -  a1R0};

        AY4 = AY3; and

        AY1 = AP - AY2 - AY3 - AY4.

        REMIC I Realized  Losses:  Realized Losses on the Mortgage Loans shall be allocated to the REMIC I Regular  Interests  as follows:  The  interest  portion of Realized  Losses on the
Mortgage Loans,  if any, shall be allocated  among the REMIC I Regular  Interests LT1, LT2 and
LT4 pro rata  according  to the amount of interest  accrued but unpaid  thereon,  in reduction thereof.  Any  interest  portion of such  Realized  Losses in excess of the  amount  allocated pursuant  to the  preceding  sentence  shall be treated  as a  principal  portion of  Realized
Losses  not  attributable  to  any  specific  Mortgage  Loan  and  allocated  pursuant  to the succeeding  sentences.  The principal  portion of Realized  Losses on the Mortgage  Loans,  if any,  shall be allocated  first,  to the REMIC I Regular  Interests  LT2, LT3 and LT4 pro rata according to their respective  Principal  Reduction Amounts to the extent thereof in reduction of the  Uncertificated  Principal Balance of such REMIC I Regular  Interests and, second,  the remainder,  if any, of such  principal  portion of such Realized  Losses shall be allocated to the  REMIC I  Regular  Interest  LT1 in  reduction  of the  Uncertificated  Principal  Balance thereof.

        REMIC I Regular  Interests:  REMIC I Regular  Interest LT1,  REMIC II Regular Interest
LT2, REMIC II Regular Interest LT3 and REMIC II Regular Interest LT4.

        REMIC I Regular  Interest LT1: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears interest at the related  Uncertificated  REMIC I  Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I  Regular  Interest LT1 Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT1 Principal  Reduction Amount for
such  Distribution  Date over the Realized Losses  allocated to the REMIC I  Regular  Interest
LT1 on such Distribution Date.

        REMIC I Regular  Interest LT2: A regular  interest in REMIC I that is held as an asset of  REMIC II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears interest at the related  Uncertificated  REMIC I  Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I  Regular  Interest LT2 Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT2 Principal  Reduction Amount for
such  Distribution  Date over the Realized Losses  allocated to the REMIC I  Regular  Interest
LT2 on such Distribution Date.

        REMIC I Regular  Interest LT3: A regular interest in REMIC II that is held as an asset of  REMIC II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears interest at the related  Uncertificated  REMIC I  Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I  Regular  Interest LT3 Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT3 Principal  Reduction Amount for
such  Distribution  Date over the Realized Losses  allocated to the REMIC I  Regular  Interest
LT3 on such Distribution Date.

        REMIC I Regular  Interest LT4: A regular interest in REMIC II that is held as an asset of  REMIC II,  that has an  initial  principal  balance  equal to the  related  Uncertificated
Principal  Balance,  that bears interest at the related  Uncertificated  REMIC I  Pass-Through
Rate, and that has such other terms as are described herein.

        REMIC I  Regular  Interest LT4 Principal  Distribution  Amount:  For any  Distribution
Date, the excess,  if any, of the REMIC I Regular Interest LT4 Principal  Reduction Amount for
such  Distribution  Date over the Realized Losses  allocated to the REMIC I  Regular  Interest
LT4 on such Distribution Date.

        REMIC II: The segregated pool of assets subject hereto,  constituting a portion of the primary  trust  created  hereby  and to be  administered  hereunder,  with  respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

        REMIC II  Regular  Interest SB-PO: A separate  non-certificated  beneficial  ownership interest  in  REMIC II  issued  hereunder  and  designated  as a REMIC  II  Regular  Interest.
REMIC II Regular  Interest SB-PO shall have no entitlement to interest,  and shall be entitled to  distributions  of  principal  subject to the terms and  conditions  hereof,  in  aggregate amount equal to the initial  Certificate  Principal  Balance of the Class SB  Certificates  as
set forth in the Preliminary Statement hereto.

        REMIC II  Regular  Interest SB-IO: A separate  non-certificated  beneficial  ownership interest  in  REMIC II  issued  hereunder  and  designated  as a REMIC  II  Regular  Interest.
REMIC II Regular Interest SB-IO shall have no entitlement to principal,  and shall be entitled to distributions of interest subject to the terms and conditions  hereof,  in aggregate amount equal to the interest  distributable  with respect to the  Class SB  Certificates  pursuant to the terms and conditions hereof.

        REMIC II  Regular  Interests:  REMIC II  Regular  Interests SB-IO and SB-PO,  together with the regular  interests in REMIC II  represented by the Class A  Certificates  and Class M
Certificates  exclusive  of the  rights  of  such  Certificates  to  payments  of  Basis  Risk
Shortfall Amounts and to payments derived from the Yield Maintenance Agreement.

        REMIC  Administrator:   Residential  Funding   Corporation.   If  Residential  Funding
Corporation  is found by a court of  competent  jurisdiction  to no longer be able to  fulfill its  obligations as REMIC  Administrator  under this Agreement the Master  Servicer or Trustee acting as successor  Master  Servicer shall appoint a successor REMIC  Administrator,  subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate mortgage  investment  conduits,  which appear at Sections 860A through 860G of Subchapter M of
Chapter 1 of the Code, and related  provisions,  and temporary and final  regulations  (or, to the extent not inconsistent with such temporary or final  regulations,  proposed  regulations)
and published  rulings,  notices and announcements  promulgated  thereunder,  as the foregoing may be in effect from time to time.

        REO  Acquisition:  The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO  Disposition:  With respect to any REO  Property,  a  determination  by the Master
Servicer that it has received  substantially  all Insurance  Proceeds,  Liquidation  Proceeds,
REO Proceeds  and other  payments and  recoveries  (including  proceeds of a final sale) which the Master Servicer expects to be finally  recoverable  from the sale or other  disposition of the REO Property.

        REO Imputed  Interest:  With respect to any REO  Property,  for any period,  an amount equivalent  to  interest  (at a rate  equal to the Net  Mortgage  Rate  that  would  have been applicable  to the related  Mortgage  Loan had it been  outstanding)  on the unpaid  principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO  Proceeds:  Proceeds,  net of  expenses,  received in respect of any REO  Property
(including,  without  limitation,  proceeds from the rental of the related Mortgaged Property)
which proceeds are required to be deposited  into the Custodial  Account only upon the related
REO Disposition.

        REO Property:  A Mortgaged  Property  acquired by the Master Servicer on behalf of the
Trust Fund for the benefit of the  Certificateholders  through  foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Reportable  Modified  Mortgage Loan: Any Mortgage Loan that (a) has been subject to an interest  rate  reduction,  (b) has been  subject to a term  extension  or (c) has had amounts owing on such  Mortgage  Loan  capitalized  by  adding  such  amount to the  Stated  Principal
Balance  of  such  Mortgage  Loan;  provided,  however,  that  a  Mortgage  Loan  modified  in accordance with (a) above for a temporary period shall not be a Reportable  Modified  Mortgage
Loan if such Mortgage  Loan has not been  delinquent in payments of principal and interest for six months since the date of such  modification  if that interest  rate  reduction is not made permanent thereafter.

        Repurchase Event:  As defined in the Assignment Agreement.

        Request  for  Release:  A  request  for  release,  the form of which  is  attached  as
Exhibit G hereto, or an electronic request in a form acceptable to the Custodian.

        Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy which is required to be maintained from time to time under this  Agreement,  the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required  Overcollateralization  Amount:  With respect to any  Distribution  Date, (a)
prior to the  Stepdown  Date,  an  amount  equal to 3.30% of the  aggregate  Stated  Principal
Balance of the Mortgage  Loans as of the Cut-off Date,  (b) on or after the Stepdown Date if a
Trigger  Event is not in effect,  the greater of (i) an amount equal to 6.60% of the aggregate
outstanding   Stated  Principal   Balance  of  the  Mortgage  Loans  after  giving  effect  to distributions  made on that  Distribution  Date and (ii) the  Overcollateralization  Floor and
(c) on or after the  Stepdown  Date if a Trigger  Event is in effect,  an amount  equal to the
Required  Overcollateralization  Amount from the immediately preceding  Distribution Date. The
Required  Overcollateralization  Amount  may be reduced  so long as  written  confirmation  is obtained from each Rating  Agency that such  reduction  shall not reduce the ratings  assigned to any Class of  Certificates  by such  Rating  Agency  below  the  lower of the  then-current rating or the rating  assigned  to such  Certificates  as of the  Closing  Date by such Rating
Agency.

        Residential Funding:  Residential Funding Corporation, a Delaware corporation,  in its capacity as seller of the Mortgage Loans to the Depositor and any successor thereto.

        Responsible  Officer:  When used with  respect  to the  Trustee,  any  officer  of the
Corporate  Trust  Department  of the Trustee,  including any Senior Vice  President,  any Vice
President,  any  Assistant  Vice  President,  any  Assistant  Secretary,  any Trust Officer or
Assistant  Trust  Officer,  or any other  officer  of the  Trustee,  in each case with  direct responsibility for the administration of this Agreement.

        RFC Exemption:  As defined in Section 5.02(e)(ii).

        Rule  144A:  Rule 144A under the  Securities  Act of 1933,  as in effect  from time to time.

        Securitization  Transaction:  Any  transaction  involving a sale or other  transfer of mortgage loans  directly or indirectly to an issuing entity in connection  with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

        Seller: With respect to any Mortgage Loan, a Person,  including any Subservicer,  that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's  Agreement:  An  agreement  for the  origination  and sale of Mortgage  Loans generally in the form of the seller  contract  referred to or contained in the Program  Guide, or in such other form as has been approved by the Master Servicer and the Depositor.

        Senior Enhancement Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the numerator of which is the sum of (i) the  aggregate  Certificate  Principal
Balance of the Class M  Certificates and (ii) the  Overcollateralization  Amount, in each case prior to the distribution of the Principal  Distribution  Amount on such Distribution Date and the  denominator  of which is the aggregate  Stated  Principal  Balance of the Mortgage  Loans after giving effect to distributions to be made on that Distribution Date.

        Servicing  Accounts:  The  account or  accounts  created  and  maintained  pursuant to
Section 3.08.

        Servicing  Advances:  All  customary,  reasonable  and necessary "out of pocket" costs and expenses incurred in connection with a default,  delinquency or other  unanticipated event by the Master  Servicer or a Subservicer  in the  performance  of its  servicing  obligations, including,  but not limited to, the cost of (i) the  preservation,  restoration and protection of a Mortgaged  Property  or, with  respect to a  cooperative  loan,  the related  cooperative apartment,  (ii) any enforcement or judicial proceedings,  including  foreclosures,  including any expenses  incurred in relation to any such  proceedings that result from the Mortgage Loan being  registered  on the  MERS(R)System,  (iii) the  management  and  liquidation  of any REO
Property,  (iv) any mitigation  procedures  implemented in accordance with  Section 3.07,  and
(v) compliance  with the  obligations  under  Sections  3.01,  3.08,  3.11,  3.12(a) and 3.14, including,  if the Master Servicer or any Affiliate of the Master Servicer  provides  services such as appraisals  and  brokerage  services  that are  customarily  provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Criteria:  The "servicing  criteria" set forth in Item 1122(d) of Regulation
AB, as such may be amended from time to time.

        Servicing  Fee:  With  respect to any Mortgage  Loan and  Distribution  Date,  the fee
payable  monthly to the Master  Servicer  in respect  of master  servicing  compensation  that accrues at an annual rate equal to the Servicing Fee Rate  multiplied by the Stated  Principal
Balance of such  Mortgage  Loan as of the related  Due Date in the related Due Period,  as may be adjusted pursuant to Section 3.16(e).

        Servicing Fee Rate:  With respect to any Mortgage Loan, the per annum rate  designated on the  Mortgage  Loan  Schedule  as the "MSTR SERV FEE," as may be adjusted  with  respect to successor  Master  Servicers  as provided in  Section 7.02,  which rate shall never be greater than the Mortgage Rate of such Mortgage Loan.

        Servicing  Modification:  Any  reduction  of the interest  rate on or the  outstanding principal  balance of a Mortgage  Loan, any extension of the final maturity date of a Mortgage
Loan,  and any increase to the Stated  Principal  Balance of a Mortgage  Loan by adding to the
Stated  Principal  Balance  unpaid  principal  and interest and other  amounts owing under the
Mortgage  Loan,  in each  case  pursuant  to a  modification  of a  Mortgage  Loan  that is in default,  or for  which,  in the  judgment  of the  Master  Servicer,  default  is  reasonably foreseeable in accordance with Section 3.07(a).

        Servicing  Officer:  Any officer of the Master  Servicer  involved in, or  responsible for,  the  administration  and  servicing  of the  Mortgage  Loans  whose  name  and  specimen signature  appear on a list of  servicing  officers  furnished  to the  Trustee  by the Master
Servicer on the Closing Date, as such list may from time to time be amended.

        Sixty-Plus  Delinquency  Percentage:  With  respect to any  Distribution  Date and the
Mortgage Loans, the arithmetic  average,  for each of the three Distribution Dates ending with such  Distribution  Date,  of the  fraction,  expressed  as a  percentage,  equal  to (x)  the aggregate Stated  Principal  Balance of the Mortgage Loans that are 60 or more days delinquent in payment of principal and interest for that Distribution  Date,  including Mortgage Loans in foreclosure and REO, over (y) the aggregate  Stated  Principal  Balance of all of the Mortgage
Loans immediately preceding that Distribution Date.

        Standard & Poor's:  Standard & Poor's Ratings Services,  a division of The McGraw-Hill
Companies, Inc. or its successors in interest.

        Startup Date:  The day designated as such pursuant to Article X hereof.

        Stated Principal  Balance:  With respect to any Mortgage Loan or related REO Property, as of any date of  determination,  (i) the sum of (a) the Cut-off  Date  Principal  Balance of
the Mortgage  Loan and (b) any  amount by which the Stated  Principal  Balance of the Mortgage
Loan has been increased  pursuant to a Servicing  Modification,  minus (ii) the sum of (a) the principal  portion of the  Monthly  Payments  due with  respect to such  Mortgage  Loan or REO
Property  during  each Due Period  ending  with the Due  Period  relating  to the most  recent
Distribution  Date which were  received or with respect to which an Advance was made,  (b) all
Principal  Prepayments  with respect to such Mortgage Loan or REO Property,  and all Insurance
Proceeds,  Liquidation  Proceeds  and  REO  Proceeds,  to the  extent  applied  by the  Master
Servicer as  recoveries  of  principal  in  accordance  with Section 3.14 with respect to such
Mortgage Loan or REO Property,  in each case which were  distributed  pursuant to Section 4.02 on any previous  Distribution  Date,  and (c) any Realized  Loss incurred with respect to such
Mortgage  Loan  allocated  to  Certificateholders   with  respect  thereto  for  any  previous
Distribution Date.

        Stepdown  Date:  That  Distribution  Date  which  is the  earlier  to occur of (a) the
Distribution  Date  immediately  succeeding  the  Distribution  Date on  which  the  aggregate
Certificate  Principal  Balance of the Class A  Certificates  has been reduced to zero and (b)
the later to occur of (i) the  Distribution Date in July 2009 and (ii) the first  Distribution
Date on which the Senior Enhancement Percentage is equal to or greater than 44.70%.

        Subordination:  The provisions  described in  Section 4.05  relating to the allocation of Realized Losses.

        Subordination  Percentage:  With  respect to each Class of  Class A  Certificates  and
Class M Certificates, the respective percentage set forth below.

                                 Subordination
                  Class            Percentage
                    A                55.30%
                   M-1               63.10%
                   M-2               69.90%
                   M-3               74.00%
                   M-4               77.70%
                   M-5               81.40%
                   M-6               84.70%
                   M-7               87.90%
                   M-8               90.90%
                   M-9               93.40%

        Subsequent  Recoveries:  As of any Distribution  Date,  amounts received by the Master
Servicer (net of any related  expenses  permitted to be reimbursed  pursuant to  Section 3.10)
or surplus  amounts held by the Master Servicer to cover estimated  expenses  (including,  but not  limited to,  recoveries  in respect of the  representations  and  warranties  made by the related  Seller  pursuant to the  applicable  Seller's  Agreement  and assigned to the Trustee pursuant to  Section 2.04)  specifically  related to a Mortgage Loan that was the subject of a
Cash  Liquidation  or an REO  Disposition  prior to the  related  Prepayment  Period  and that resulted in a Realized Loss.

        Subserviced  Mortgage Loan: Any Mortgage Loan that, at the time of reference  thereto, is subject to a Subservicing Agreement.

        Subservicer:   Any  Person  with  whom  the  Master   Servicer   has  entered  into  a
Subservicing  Agreement and who generally  satisfied the requirements set forth in the Program
Guide in respect of the  qualification  of a  Subservicer  as of the date of its approval as a
Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent  installment  of  principal  and  interest on a
Mortgage  Loan which is advanced  by the related  Subservicer  (net of its  Subservicing  Fee)
pursuant to the Subservicing Agreement.

        Subservicing  Account:  An account  established  by a Subservicer  in accordance  with
Section 3.08.

        Subservicing  Agreement:  The written  contract  between the Master  Servicer  and any
Subservicer  relating to servicing and  administration  of certain  Mortgage Loans as provided in Section 3.02,  generally in the form of the servicer  contract  referred to or contained in the Program  Guide or in such other form as has been  approved by the Master  Servicer and the
Depositor.

        Subservicing  Fee: With respect to any Mortgage Loan,  the fee payable  monthly to the related  Subservicer  (or,  in the  case of a  Nonsubserviced  Mortgage  Loan,  to the  Master
Servicer)  in respect of  subservicing  and other  compensation  that  accrues with respect to each  Distribution  Date at an annual rate  designated  as "SUBSERV  FEE" on the Mortgage Loan
Schedule.

        Tax  Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,
U.S.  Real  Estate  Mortgage  Investment  Conduit  Income  Tax  Return,  including  Schedule Q thereto,  Quarterly  Notice to Residual  Interest  Holders of REMIC Taxable Income or Net Loss
Allocation,  or any successor  forms,  to be filed on behalf of any REMIC hereunder due to its classification  as a REMIC  under  the  REMIC  Provisions,  together  with  any and all  other
information,   reports  or   returns   that  may  be   required   to  be   furnished   to  the
Certificateholders  or filed  with the  Internal  Revenue  Service  or any other  governmental taxing authority under any applicable provisions of federal, state or local tax laws.

        Telerate Screen Page 3750:  As defined in Section 1.02.

        Transfer: Any direct or indirect transfer,  sale, pledge,  hypothecation or other form of assignment of any Ownership Interest in a Certificate.

        Transfer Affidavit and Agreement: As defined in Section 5.02(f).

        Transferee:  Any Person who is  acquiring  by  Transfer  any  Ownership  Interest in a
Certificate.

        Transferor:  Any Person who is  disposing by Transfer of any  Ownership  Interest in a
Certificate.

        Trigger Event: A Trigger Event is in effect with respect to any  Distribution  Date on or after the Stepdown Date if either (a) the related  Sixty-Plus  Delinquency  Percentage,  as determined  on that  Distribution  Date,  equals or exceeds  35.79% of the Senior  Enhancement
Percentage for that  Distribution  Date or (b) on or after the Distribution Date in July 2008, the aggregate  amount of Realized  Losses on the Mortgage Loans as a percentage of the Cut-Off
Date Balance exceeds the applicable amount set forth below:

        July 2008 to June 2009:            1.75%  with  respect  to   July 2008,   plus  an
                                           additional   1/12th  of  2.20%  for  each  month
                                           thereafter.

        July 2009 to June 2010:            3.95%  with  respect  to  July  2009,   plus  an
                                           additional   1/12th  of  2.20%  for  each  month
                                           thereafter.

        July 2010 to June 2011:            6.15%  with  respect  to  July  2010,   plus  an
                                           additional   1/12th  of  1.35%  for  each  month
                                           thereafter.

        July 2011 to June 2012:            7.50%  with  respect  to  July  2011,   plus  an
                                           additional   1/12th  of  0.50%  for  each  month
                                           thereafter.

        July 2012 and thereafter:          8.00%.

        Trustee:  As defined in the preamble hereto.

        Trust Fund:  The  segregated  pool of assets  subject  hereto,  consisting of: (i) the
Mortgage  Loans and the  related  Mortgage  Files;  (ii) all  payments on and  collections  in respect of the Mortgage  Loans due after the Cut-off Date (other than Monthly  Payments due in the month of the  Cut-off  Date) as shall be on  deposit  in the  Custodial  Account or in the
Certificate  Account and  identified  as  belonging  to the Trust Fund;  (iii) property  which
secured  a   Mortgage   Loan  and   which  has  been   acquired   for  the   benefit   of  the
Certificateholders  by foreclosure or deed in lieu of foreclosure;  (iv) the hazard  insurance policies and Primary  Insurance  Policies  pertaining to the Mortgage  Loans,  if any; (v) the
Yield Maintenance Agreement; and (vi) all proceeds of clauses (i) through (v) above.

        Uncertificated Accrued Interest:  With respect to any REMIC I Regular Interest for any
Distribution  Date, one month's  interest at the related  Uncertificated  REMIC I Pass-Through
Rate for such Distribution Date, accrued on its Uncertificated  Principal Balance  immediately prior to such  Distribution  Date.  Uncertificated  Accrued  Interest  for the REMIC I Regular
Interests  shall accrue on the basis of a 360-day year  consisting  of twelve  30-day  months.
For purposes of  calculating  the amount of  Uncertificated  Accrued  Interest for the REMIC I
Regular  Interests for any Distribution  Date, any Prepayment  Interest  Shortfalls and Relief
Act Shortfalls (to the extent not covered by Compensating  Interest)  relating to the Mortgage
Loans for any Distribution  Date shall be allocated among REMIC I Regular  Interests LT1, LT2,
LT3 and LT4 pro rata,  based on, and to the extent of,  Uncertificated  Accrued  Interest,  as calculated  without  application of this sentence.  Uncertificated  Accrued  Interest on REMIC
II  Regular  Interest  SB-PO  shall  be  zero.  Uncertificated  Accrued  Interest  on REMIC II
Regular  Interest SB-IO  for each Distribution Date shall equal Accrued  Certificate  Interest for the Class SB Certificates.

        Uncertificated  Principal  Balance:  The  principal  amount  of  any  REMIC I  Regular
Interest  outstanding as of any date of determination.  The  Uncertificated  Principal Balance of each  REMIC I  Regular  Interest  shall never be less than zero.  With respect to the REMIC
II  Regular  Interest  SB-PO  the  initial  amount  set  forth  with  respect  thereto  in the
Preliminary  Statement as reduced by distributions  deemed made in respect thereof pursuant to
Section 4.02 and Realized Losses allocated thereto pursuant to Section 4.05.

        Uncertificated  REMIC I Pass-Through  Rate: With respect to any Distribution  Date and
(i) REMIC I Regular  Interests LT1 and LT2, the weighted  average of the Net Mortgage Rates of the  Mortgage  Loans,  (ii) REMIC I Regular  Interest  LT3,  zero  (0.00%),  and (iii) REMIC I
Regular  Interest LT4,  twice the weighted  average of the Net Mortgage  Rates of the Mortgage
Loans.

        Uniform  Single  Attestation   Program  for  Mortgage  Bankers:   The  Uniform  Single
Attestation  Program for Mortgage  Bankers,  as published by the Mortgage Bankers  Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured  Cause:  Any cause of damage to property subject to a Mortgage such that the complete  restoration  of such  property  is not fully  reimbursable  by the hazard  insurance policies.

        United  States  Person:  A citizen or resident of the United  States,  a  corporation, partnership  or other  entity  (treated as a  corporation  or  partnership  for United  States federal  income  tax  purposes)  created  or  organized  in, or under the laws of,  the United
States,  any state thereof,  or the District of Columbia (except in the case of a partnership, to the extent  provided in Treasury  regulations)  provided that,  for purposes  solely of the restrictions on the transfer of Class R  Certificates,  no partnership or other entity treated as a partnership  for United States  federal  income tax purposes shall be treated as a United
States Person unless all persons that own an interest in such  partnership  either directly or through any entity that is not a  corporation  for United States  federal  income tax purposes are required by the applicable  operative  agreement to be United States Persons, or an estate that is  described  in  Section 7701(a)(30)(D)  of the Code,  or a trust that is  described in
Section 7701(a)(30)(E) of the Code.

        Voting Rights:  The portion of the voting rights of all of the  Certificates  which is allocated to any  Certificate.  98.00% of all of the Voting  Rights  shall be allocated  among
Holders  of  the  Class A  Certificates  and  Class M  Certificates,   in  proportion  to  the
outstanding  Certificate  Principal  Balances of their respective  Certificates;  1% of all of the Voting  Rights shall be allocated to the Holders of the Class SB  Certificates,  and 1% of
all of the Voting  Rights shall be allocated  to the Holders of the Class R  Certificates;  in each case to be  allocated  among the  Certificates  of such  Class in  accordance  with their respective Percentage Interests.

        Yield Maintenance Agreement:  The confirmation,  dated as of the Closing Date, between the  Trustee,  on behalf of the Trust  Fund,  and the Yield  Maintenance  Agreement  Provider,
relating  to  the  Class A   Certificates   and  Class  M  Certificates  or  any  replacement,
substitute, collateral or other arrangement in lieu thereof.

        Yield Maintenance  Agreement Payment:  For any Distribution Date, the payment, if any, due under the Yield Maintenance Agreement in respect of such Distribution Date.

        Yield  Maintenance  Agreement  Provider:  Barclays  Bank  PLC and its  successors  and assigns or any party to any replacement,  substitute,  collateral or other arrangement in lieu thereof.

        Yield Maintenance  Agreement  Shortfall Amount: For any Distribution Date, the amount, if any, by which the payment on the Class A  Certificates  and Class M  Certificates  pursuant
to   Section 4.02(c)   is  paid  from  the  Yield  Maintenance   Agreement  Payment  for  such
Distribution  Date pursuant to the  provisions  thereof or would have been so paid but for the failure of the Yield  Maintenance  Agreement  Provider  to make a payment  required  under the
Yield Maintenance Agreement.

        Yield  Maintenance  Agreement  Shortfall  Carry-Forward  Amount:  For any Distribution
Date, the aggregate  Yield  Maintenance  Agreement  Shortfall  Amounts for prior  Distribution
Dates  to  the   extent   not   reimbursed   to  the   Class SB   Certificates   pursuant   to
Section 4.02(c)(x).

Section 1.02.  Determination of LIBOR.

        LIBOR  applicable  to  the  calculation  of  the   Pass-Through   Rate  on  the  LIBOR
Certificates  for any  Interest  Accrual  Period  will be  determined  as of each  LIBOR  Rate
Adjustment  Date. On each LIBOR Rate  Adjustment  Date, or if such LIBOR Rate  Adjustment Date is not a Business Day, then on the next  succeeding  Business Day,  LIBOR shall be established by the  Trustee  and, as to any  Interest  Accrual  Period,  will equal the rate for one month
United  States  dollar  deposits  that  appears on the  Telerate  Screen Page 3750 as of 11:00
a.m.,  London time,  on such LIBOR Rate  Adjustment  Date.  "Telerate  Screen Page 3750" means the  display  designated  as page 3750 on the Bridge  Telerate  Service (or such other page as may replace page 3750 on that service for the purpose of displaying  London interbank  offered rates of major  banks).  If such rate does not  appear on such page (or such other page as may replace that page on that  service,  or if such service is no longer  offered,  LIBOR shall be so established by use of such other service for  displaying  LIBOR or comparable  rates as may be selected by the Trustee  after  consultation  with the Master  Servicer),  the rate will be the  Reference  Bank Rate.  The  "Reference  Bank Rate" will be determined on the basis of the rates at which  deposits in U.S.  Dollars are offered by the  reference  banks (which shall be any three  major  banks that are  engaged in  transactions  in the  London  interbank  market, selected  by the  Trustee  after  consultation  with the Master  Servicer)  as of 11:00  a.m.,
London time, on the LIBOR Rate Adjustment Date to prime banks in the London  interbank  market for a period  of one  month  in  amounts  approximately  equal  to the  aggregate  Certificate
Principal Balance of the LIBOR  Certificates  then outstanding.  The Trustee shall request the principal  London  office of each of the  reference  banks to provide a quotation of its rate.
If at least two such  quotations  are provided,  the rate will be the  arithmetic  mean of the quotations  rounded  up to the  next  multiple  of  1/16%.  If on such  date  fewer  than  two quotations  are  provided  as  requested,  the rate will be the  arithmetic  mean of the rates quoted  by  one or  more  major  banks  in New  York  City,  selected  by  the  Trustee  after consultation  with the Master  Servicer,  as of 11:00 a.m.,  New York City time,  on such date for loans in U.S.  Dollars  to  leading  European  banks for a period of one month in  amounts approximately equal to the aggregate  Certificate  Principal Balance of the LIBOR Certificates
then  outstanding.  If no such  quotations  can be  obtained,  the rate  will be LIBOR for the prior Distribution  Date;  provided however,  if, under the priorities  described above, LIBOR for a  Distribution  Date would be based on LIBOR for the previous  Distribution  Date for the third  consecutive  Distribution  Date, the Trustee,  shall select an  alternative  comparable index (over  which the Trustee has no  control),  used for  determining  one-month  Eurodollar lending  rates  that  is  calculated  and  published  (or  otherwise  made  available)  by  an independent  party.  The  establishment  of LIBOR by the Trustee on any LIBOR Rate  Adjustment
Date and the Trustee's  subsequent  calculation of the  Pass-Through  Rates  applicable to the
LIBOR  Certificates  for the  relevant  Interest  Accrual  Period,  in the absence of manifest error,  will be final and binding.  Promptly  following  each LIBOR Rate  Adjustment  Date the
Trustee  shall supply the Master  Servicer with the results of its  determination  of LIBOR on such date.  Furthermore,  the Trustee shall supply to any  Certificateholder  so requesting by calling  1-800-934-6802,  the Pass-Through Rate on the LIBOR  Certificates for the current and the immediately preceding Interest Accrual Period.

ARTICLE II

                                CONVEYANCE OF MORTGAGE LOANS;
                              ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a)     The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby assign to the Trustee in respect of the Trust Fund without  recourse all the right,  title and interest of the  Depositor  in and to (i) the  Mortgage  Loans,  including  all  interest  and principal  on or with  respect to the  Mortgage  Loans due on or after the Cut-off Date (other than  Monthly  Payments  due in the month of the Cut-off  Date);  and (ii) all proceeds of the foregoing.

(b)     In connection with such assignment,  and  contemporaneously  with the delivery of this
Agreement,  the Depositor  delivered or caused to be delivered  hereunder to the Trustee,  the
Yield  Maintenance  Agreement (the delivery of which shall evidence that the fixed payment for the Yield  Maintenance  Agreement  has been paid and the Trustee and the Trust Fund shall have no further  payment  obligation  thereunder  and that such fixed  payment has been  authorized hereby),  and except as set forth in  Section 2.01(c)  below and  subject  to  Section 2.01(d)
below,  the Depositor does hereby  deliver to, and deposit with,  the Trustee,  or to and with the  Custodian  (or one or more  custodians),  as the duly  appointed  agent or  agents of the
Trustee for such  purpose,  the  following  documents  or  instruments  (or copies  thereof as permitted by this Section) with respect to each Mortgage Loan so assigned:

(i)     The original Mortgage Note,  endorsed without recourse to the order of the Trustee and showing  an  unbroken  chain  of  endorsements  from  the  originator  thereof  to the  Person endorsing  it to the Trustee,  or with respect to any  Destroyed  Mortgage  Note,  an original lost note affidavit from the related Seller or Residential  Funding  stating that the original
Mortgage Note was lost,  misplaced or destroyed,  together with a copy of the related Mortgage
Note;

(ii)    The  original  Mortgage,  noting  the  presence  of the MIN of the  Mortgage  Loan and language  indicating  that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan,
with  evidence  of  recording  indicated  thereon  or a copy  of the  original  Mortgage  with evidence of recording indicated thereon;

(iii)   Unless the Mortgage Loan is registered on the MERS(R)System,  the assignment (which may be  included  in one or more  blanket  assignments  if  permitted  by  applicable  law) of the
Mortgage  to the  Trustee  with  evidence  of  recording  indicated  thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv)    The original  recorded  assignment or assignments of the Mortgage  showing an unbroken chain of title from the  originator to the Person  assigning it to the Trustee (or to MERS, if the  Mortgage  Loan is  registered  on the MERS(R)System and noting the presence of a MIN) with evidence of recordation  noted thereon or attached  thereto,  or a copy of such  assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v)     The original of each modification,  assumption  agreement or preferred loan agreement, if any, relating to such Mortgage Loan, or a copy of each modification,  assumption  agreement or preferred loan agreement.

        The Depositor  may, in lieu of  delivering  the original of the documents set forth in
Section 2.01(b)(ii),  (iii), (iv) and (v) (or copies thereof as permitted by  Section 2.01(b))
to the Trustee or the Custodian (or  custodians,  if  applicable),  deliver such  documents to the Master  Servicer,  and the Master  Servicer shall hold such documents in trust for the use and benefit of all present  and future  Certificateholders  until such time as is set forth in the next  sentence.  Within thirty  Business Days  following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in  Section 2.01(b)(ii),  (iii),
(iv) and (v) (or copies  thereof as permitted by such  Section) for any Mortgage Loan and (ii)
a written  request by the Trustee to deliver  those  documents  with  respect to any or all of the Mortgage Loans then being held by the Master  Servicer,  the Master Servicer shall deliver a complete set of such  documents to the Trustee or the Custodian or  Custodians  that are the duly appointed agent or agents of the Trustee.

(c)     Notwithstanding  the  provisions of  Section 2.01(b),  in the event that in connection with any Mortgage  Loan, if the  Depositor  cannot  deliver the original of the Mortgage,  any assignment,  modification,  assumption  agreement or preferred loan agreement (or copy thereof as permitted by  Section 2.01(b))  with evidence of recording  thereon  concurrently  with the execution  and  delivery  of this  Agreement  because  of (i) a  delay  caused  by the  public recording  office  where such  Mortgage,  assignment,  modification,  assumption  agreement or preferred  loan agreement as the case may be, has been  delivered for  recordation,  or (ii) a delay in the receipt of certain  information  necessary  to prepare  the related  assignments, the  Depositor  shall  deliver  or cause to be  delivered  to the  Trustee  or the  respective
Custodian  a  copy  of  such  Mortgage,  assignment,  modification,  assumption  agreement  or preferred loan agreement.

        The Depositor  shall  promptly cause to be recorded in the  appropriate  public office for real  property  records the  Assignment  referred to in clause  (iii) of  Section 2.01(b), except (a) in states where, in an Opinion of Counsel  acceptable to the Master Servicer,  such recording is not required to protect the  Trustee's  interests in the Mortgage  Loan or (b) if
MERS is identified on the Mortgage or on a properly  recorded  assignment of the Mortgage,  as applicable,  as the  mortgagee  of record  solely as nominee for  Residential  Funding and its successors  and assigns.  If any  Assignment  is lost or returned  unrecorded to the Depositor because of any defect  therein,  the Depositor  shall prepare a substitute  Assignment or cure such defect,  as the case may be, and cause such  Assignment to be recorded in accordance with this  paragraph.  The  Depositor  shall  promptly  deliver  or  cause to be  delivered  to the
Trustee or the  respective  Custodian  such Mortgage or  Assignment,  as  applicable  (or copy thereof as permitted by  Section 2.01(b)),  with evidence of recording  indicated thereon upon receipt thereof from the public recording office or from the related Subservicer or Seller.

        If the Depositor  delivers to the Trustee or Custodian any Mortgage Note or Assignment
of Mortgage in blank,  the Depositor  shall,  or shall cause the  Custodian  to,  complete the endorsement  of the Mortgage  Note and the  Assignment  of Mortgage in the name of the Trustee in conjunction  with the Interim  Certification  issued by the Custodian,  as  contemplated by
Section 2.02.

        Any of the items set forth in Sections  2.01(b)(ii),  (iii), (iv) and (v) and that may be  delivered  as a copy  rather  than the  original  may be  delivered  to the Trustee or the
Custodian.

        In  connection  with the  assignment  of any  Mortgage  Loan  registered  on the MERS(R)
System,  the Depositor  further  agrees that it will cause,  at the  Depositor's  own expense, within 30  Business  Days after the  Closing  Date,  the MERS(R)System to  indicate  that such
Mortgage  Loans have been  assigned by the  Depositor to the Trustee in  accordance  with this
Agreement for the benefit of the  Certificateholders  by including  (or deleting,  in the case of Mortgage Loans which are  repurchased in accordance  with this  Agreement) in such computer files (a) the code in the field which  identifies  the  specific  Trustee and (b) the  code in the field "Pool Field" which  identifies the series of the  Certificates  issued in connection with such  Mortgage  Loans.  The  Depositor  further  agrees  that it will  not,  and will not permit the Master  Servicer  to, and the Master  Servicer  agrees that it will not,  alter the codes  referenced in this  paragraph with respect to any Mortgage Loan during the term of this
Agreement  unless and until such Mortgage Loan is repurchased in accordance  with the terms of this Agreement.

(d)     It is intended  that the  conveyances  by the Depositor to the Trustee of the Mortgage
Loans as  provided  for in this  Section 2.01  and the  Uncertificated  Regular  Interests  be
construed  as a  sale  by  the  Depositor  to  the  Trustee  of the  Mortgage  Loans  and  the
Uncertificated  Regular Interests for the benefit of the  Certificateholders.  Further,  it is not intended that any such  conveyance be deemed to be a pledge of the Mortgage  Loans and the
Uncertificated  Regular  Interests  by the  Depositor to the Trustee to secure a debt or other obligation  of the  Depositor.  Nonetheless,  (a) this  Agreement is intended to be and hereby is a security  agreement  within  the  meaning  of  Articles  8 and 9 of the New York  Uniform
Commercial Code and the Uniform  Commercial  Code of any other  applicable  jurisdiction;  (b)
the  conveyances  provided for in this  Section 2.01  shall be deemed to be (1) a grant by the
Depositor to the Trustee of a security  interest in all of the  Depositor's  right  (including the  power to convey  title  thereto),  title and  interest,  whether  now owned or  hereafter acquired,  in and to (A)  the  Mortgage  Loans,  including  the  related  Mortgage  Note,  the
Mortgage,  any insurance  policies and all other  documents in the related  Mortgage File, (B)
all amounts payable  pursuant to the Mortgage Loans in accordance with the terms thereof,  (C)
any  Uncertificated   Regular  Interests  and  any  and  all  general   intangibles,   payment
intangibles,  accounts,  chattel  paper,  instruments,  documents,  money,  deposit  accounts, certificates of deposit,  goods, letters of credit,  advices of credit and investment property and other  property  of whatever  kind or  description  now  existing  or  hereafter  acquired consisting of,  arising from or relating to any of the foregoing,  and (D) all proceeds of the conversion,  voluntary or involuntary, of the foregoing into cash, instruments,  securities or other property,  including  without  limitation all amounts from time to time held or invested in  the  Certificate  Account  or  the  Custodial  Account,  whether  in  the  form  of  cash, instruments,  securities  or other  property  and (2) an  assignment  by the  Depositor to the
Trustee of any security  interest in any and all of  Residential  Funding's  right  (including the  power to convey  title  thereto),  title and  interest,  whether  now owned or  hereafter acquired,  in and to the property described in the foregoing clauses (1)(A),  (B), (C) and (D)
granted by  Residential  Funding to the Depositor  pursuant to the Assignment  Agreement;  (c)
the  possession  by the Trustee,  the  Custodian or any other agent of the Trustee of Mortgage
Notes or such other items of property as constitute  instruments,  money, payment intangibles, negotiable  documents,  goods,  deposit  accounts,  letters  of  credit,  advices  of  credit, investment  property,  certificated  securities  or  chattel  paper  shall  be  deemed  to  be
"possession  by the secured  party," or  possession  by a purchaser or a person  designated by such  secured  party,  for  purposes  of  perfecting  the  security  interest  pursuant to the
Minnesota  Uniform  Commercial Code and the Uniform  Commercial  Code of any other  applicable jurisdiction as in effect  (including,  without  limitation,  Sections 8-106,  9-313 and 9-106 thereof);  and  (d) notifications  to persons  holding  such  property,  and  acknowledgments, receipts or confirmations  from persons holding such property,  shall be deemed  notifications to, or acknowledgments,  receipts or confirmations from,  securities  intermediaries,  bailees or agents  of, or  persons  holding  for,  (as  applicable)  the  Trustee  for the  purpose of perfecting such security interest under applicable law.

        The Depositor and, at the Depositor's  direction,  Residential Funding and the Trustee shall, to the extent  consistent with this Agreement,  take such reasonable  actions as may be necessary to ensure that, if this Agreement  were deemed to create a security  interest in the
Mortgage  Loans and the  Uncertificated  Regular  Interests and the other  property  described above,  such security  interest would be deemed to be a perfected  security  interest of first priority  under  applicable  law and will be  maintained as such  throughout  the term of this
Agreement.  Without limiting the generality of the foregoing,  the Depositor shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and,  the Trustee  shall forward  for  filing,  or shall  cause to be  forwarded  for  filing,  at the  expense  of the
Depositor,  all filings  necessary  to maintain  the  effectiveness  of any  original  filings necessary under the Uniform  Commercial  Code as in effect in any  jurisdiction to perfect the
Trustee's  security interest in or lien on the Mortgage Loans and the  Uncertificated  Regular
Interests,  as evidenced by an  Officers'  Certificate  of the  Depositor,  including  without limitation (x)  continuation  statements,  and (y) such other  statements as may be occasioned by  (1) any  change  of name of  Residential  Funding,  the  Depositor  or the  Trustee  (such preparation  and filing shall be at the expense of the Trustee,  if  occasioned by a change in the  Trustee's  name),  (2) any  change  of  location  of the place of  business  or the chief executive  office of Residential  Funding or the Depositor,  (3) any  transfer of any interest of  Residential  Funding or the  Depositor  in any  Mortgage  Loan or (4) any  transfer of any interest of Residential Funding or the Depositor in any Uncertificated Regular Interests.

Section 2.02.  Acceptance by Trustee.

        The Trustee  acknowledges  receipt (or,  with respect to Mortgage  Loans  subject to a
Custodial  Agreement,  and  based  solely  upon a receipt  or  certification  executed  by the
Custodian,  receipt by the respective  Custodian as the duly  appointed  agent of the Trustee)
of the  documents  referred to in  Section 2.01(b)(i)  above (except that for purposes of such acknowledgement  only, a Mortgage  Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares  that it, or a Custodian as its agent,  holds and will hold such documents and the other  documents  constituting  a part of the Custodial  Files  delivered to it, or a  Custodian  as its agent,  in trust for the use and benefit of all present and future
Certificateholders.  The Trustee or  Custodian  (such  Custodian  being so  obligated  under a
Custodial Agreement) agrees, for the benefit of  Certificateholders,  to review each Custodial
File  delivered  to it pursuant to  Section 2.01(b)  within 90 days after the Closing  Date to ascertain that all required  documents  (specifically as set forth in  Section 2.01(b)),  have been executed and received,  and that such documents  relate to the Mortgage Loans  identified on the  Mortgage  Loan  Schedule,  as  supplemented,  that have been  conveyed  to it,  and to deliver to the Trustee a  certificate  (the  "Interim  Certification")  to the effect that all documents required to be delivered  pursuant to  Section 2.01(b)  above have been executed and received and that such  documents  relate to the  Mortgage  Loans  identified  on the Mortgage
Loan  Schedule,  except for any  exceptions  listed on  Schedule A  attached  to such  Interim
Certification.  Upon  delivery  of  the  Custodial  Files  by  the  Depositor  or  the  Master
Servicer,  the Trustee shall  acknowledge  receipt (or, with respect to Mortgage Loans subject to a Custodial  Agreement,  and based solely upon a receipt or  certification  executed by the
Custodian,  receipt by the respective  Custodian as the duly  appointed  agent of the Trustee)
of the documents referred to in Section 2.01(b) above.

        If  the  Custodian,   as  the  Trustee's  agent,   finds  any  document  or  documents
constituting  a part  of a  Custodial  File  to be  missing  or  defective,  upon  receipt  of notification  from the Custodian as specified in the  succeeding  sentence,  the Trustee shall promptly so notify or cause the  Custodian to notify the Master  Servicer  and the  Depositor.
Pursuant to  Section 2.3  of the Custodial  Agreement,  the  Custodian  will notify the Master
Servicer,  the  Depositor  and the  Trustee  of any such  omission  or  defect  found by it in respect of any  Custodial  File held by it in respect of the items  received by it pursuant to the Custodial  Agreement.  If such  omission or defect  materially  and adversely  affects the interests in the related  Mortgage Loan of the  Certificateholders,  the Master Servicer shall promptly  notify the  related  Subservicer  or Seller of such  omission  or defect and request that such  Subservicer  or Seller  correct or cure such omission or defect within 60 days from the  date  the  Master  Servicer  was  notified  of  such  omission  or  defect  and,  if such
Subservicer  or Seller does not correct or cure such  omission or defect  within such  period, that such  Subservicer  or  Seller  purchase  such  Mortgage  Loan from the Trust  Fund at its
Purchase  Price,  in either case within 90 days from the date the Master Servicer was notified of such  omission or defect;  provided that if the omission or defect would cause the Mortgage
Loan to be other than a  "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any  such  cure or  repurchase  must  occur  within  90 days  from the date  such  breach  was discovered.  The  Purchase  Price for any such  Mortgage  Loan shall be deposited or caused to be deposited by the Master  Servicer in the  Custodial  Account  maintained  by it pursuant to
Section 3.07  and, upon receipt by the Trustee of written  notification of such deposit signed by a Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall release to the Master  Servicer  the related  Custodial  File and the Trustee  shall  execute and deliver such  instruments  of transfer or  assignment  prepared by the Master  Servicer,  in each case without  recourse,  as  shall  be  necessary  to  vest in the  Subservicer  or  Seller  or its designee,  as the case may be, any Mortgage Loan released  pursuant hereto and thereafter such
Mortgage  Loan  shall not be part of the Trust  Fund.  In  furtherance  of the  foregoing  and
Section 2.04,  if the  Subservicer  or Seller or  Residential  Funding  that  repurchases  the
Mortgage  Loan is not a member of MERS and the  Mortgage is  registered  on the MERS(R)System, the Master Servicer,  at its own expense and without any right of  reimbursement,  shall cause
MERS to execute and deliver an assignment  of the Mortgage in recordable  form to transfer the
Mortgage from MERS to such  Subservicer or Seller or Residential  Funding and shall cause such
Mortgage to be removed from  registration  on the MERS(R)System in accordance  with MERS' rules and  regulations.  It is  understood  and agreed that the  obligation  of the  Subservicer  or
Seller,  to so cure or purchase  any Mortgage  Loan as to which a material and adverse  defect in or omission of a constituent  document exists shall  constitute the sole remedy  respecting such  defect  or  omission  available  to  Certificateholders  or the  Trustee  on  behalf  of
Certificateholders.

Section 2.03.  Representations, Warranties and Covenants of the Master Servicer and the
                      Depositor.

(a)     The Master Servicer  hereby  represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i)     The Master  Servicer is a corporation  duly  organized,  validly  existing and in good standing  under the laws  governing its creation and existence and is or will be in compliance with the  laws of each  state in  which  any  Mortgaged  Property  is  located  to the  extent necessary to ensure the  enforceability  of each Mortgage Loan in accordance with the terms of this Agreement;

(ii)    The  execution  and  delivery  of  this  Agreement  by the  Master  Servicer  and  its performance  and  compliance  with the terms of this  Agreement  will not  violate  the Master
Servicer's  Certificate  of  Incorporation  or Bylaws or constitute a material  default (or an event which,  with notice or lapse of time,  or both,  would  constitute  a material  default)
under,  or result in the  material  breach  of,  any  material  contract,  agreement  or other instrument  to which the Master  Servicer is a party or which may be  applicable to the Master
Servicer or any of its assets;

(iii)   This Agreement, assuming due authorization,  execution and delivery by the Trustee and the  Depositor,  constitutes a valid,  legal and binding  obligation  of the Master  Servicer, enforceable  against it in accordance with the terms hereof subject to applicable  bankruptcy,
insolvency,   reorganization,   moratorium  and  other  laws  affecting  the   enforcement  of
creditors'  rights generally and to general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv)    The  Master  Servicer  is not in  default  with  respect to any order or decree of any court or any order,  regulation  or demand of any federal,  state,  municipal or  governmental agency,  which default might have  consequences that would materially and adversely affect the condition  (financial  or other) or  operations  of the Master  Servicer or its  properties or might have consequences that would materially adversely affect its performance hereunder;

(v)     No  litigation  is  pending  or,  to the  best  of the  Master  Servicer's  knowledge, threatened  against the Master  Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi)    The Master  Servicer shall comply in all material  respects in the performance of this
Agreement  with all  reasonable  rules and  requirements  of each insurer  under each Required
Insurance Policy;

(vii)   No information,  certificate of an officer,  statement  furnished in writing or report delivered  to the  Depositor,  any  Affiliate  of the  Depositor  or the Trustee by the Master
Servicer  will, to the  knowledge of the Master  Servicer,  contain any untrue  statement of a material  fact  or omit a  material  fact  necessary  to make  the  information,  certificate, statement or report not misleading;

(viii)  The  Master  Servicer  has  examined  each  existing,   and  will  examine  each  new,
Subservicing  Agreement and is or will be familiar with the terms  thereof.  The terms of each existing Subservicing  Agreement and each designated  Subservicer are acceptable to the Master
Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02;

(ix)    The  Master  Servicer  is a member of MERS in good  standing,  and will  comply in all material  respects with the rules and  procedures of MERS in connection  with the servicing of the Mortgage Loans that are registered with MERS; and

(x)     The Servicing  Guide of the Master  Servicer  requires that the  Subservicer  for each
Mortgage Loan  accurately  and fully  reports its borrower  credit files to each of the Credit
Repositories in a timely manner.

It is  understood  and  agreed  that the  representations  and  warranties  set  forth in this
Section 2.03(a)  shall survive  delivery of the respective  Custodial  Files to the Trustee or any Custodian.  Upon discovery by either the Depositor,  the Master  Servicer,  the Trustee or
any   Custodian   of  a  breach  of  any   representation   or  warranty  set  forth  in  this
Section 2.03(a)    which   materially   and   adversely   affects   the   interests   of   the
Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written  notice to the other  parties  (any  Custodian  being so  obligated  under a Custodial
Agreement).  Within  90 days of its  discovery  or its receipt of notice of such  breach,  the
Master  Servicer  shall  either (i) cure such breach in all  material  respects or (ii) to the extent that such breach is with  respect to a Mortgage  Loan or a related  document,  purchase such  Mortgage  Loan from the Trust Fund at the Purchase  Price and in the manner set forth in
Section 2.02;  provided  that if the breach would cause the  Mortgage  Loan to be other than a
"qualified  mortgage"  as  defined  in  Section 860G(a)(3)  of the  Code,  any  such  cure  or repurchase  must  occur  within  90 days  from  the  date  such  breach  was  discovered.  The obligation  of the Master  Servicer to cure such breach or to so purchase  such  Mortgage Loan shall constitute the sole remedy in respect of a breach of a  representation  and warranty set forth in this  Section 2.03(a)  available to the  Certificateholders  or the Trustee on behalf of the Certificateholders.

(b)     The  Depositor  hereby  represents  and warrants to the Trustee for the benefit of the
Certificateholders  that as of the Closing Date (or, if otherwise  specified  below, as of the date so  specified):  (i)  immediately  prior to the  conveyance of the Mortgage  Loans to the
Trustee,  the  Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any  pledge,  lien,  encumbrance  or  security  interest  (other  than  rights to servicing and related  compensation) and such conveyance  validly  transfers  ownership of the
Mortgage  Loans to the Trustee  free and clear of any pledge,  lien,  encumbrance  or security
interest;   and  (ii)  each   Mortgage   Loan   constitutes   a   qualified   mortgage   under
Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

        It is understood and agreed that the  representations and warranties set forth in this
Section 2.03(b)  shall survive  delivery of the respective  Custodial  Files to the Trustee or any custodian.

        Upon  discovery  by any of the  Depositor,  the Master  Servicer,  the  Trustee or any
Custodian  of a  breach  of any of the  representations  and  warranties  set  forth  in  this
Section 2.03(b)    which   materially   and   adversely   affects   the   interests   of   the
Certificateholders  in any Mortgage Loan, the party  discovering such breach shall give prompt written  notice to the other  parties  (any  Custodian  being so  obligated  under a Custodial
Agreement);  provided,  however,  that in the  event of a  breach  of the  representation  and warranty set forth in  Section 2.03(b)(ii),  the party discovering such breach shall give such notice  within  five days of  discovery.  Within 90 days of its  discovery  or its  receipt of notice of breach,  the  Depositor  shall either (i) cure such breach in all material  respects or (ii)  purchase  such  Mortgage  Loan from the Trust Fund at the  Purchase  Price and in the manner  set forth in  Section 2.02;  provided  that the  Depositor  shall  have the  option to substitute  a  Qualified  Substitute  Mortgage  Loan or Loans for such  Mortgage  Loan if such substitution  occurs  within  two years  following  the  Closing  Date;  provided  that if the omission or defect  would cause the Mortgage  Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)  of the Code, any such cure,  substitution  or repurchase  must occur within 90 days from the date such breach was  discovered.  Any such  substitution  shall be effected by the Depositor  under the same terms and conditions as provided in  Section 2.04 for  substitutions  by  Residential  Funding.  It is understood and agreed that the obligation of the  Depositor to cure such breach or to so purchase or  substitute  for any Mortgage  Loan as to which such a breach has  occurred and is  continuing  shall  constitute  the sole remedy respecting  such breach  available to the  Certificateholders  or the Trustee on behalf of the
Certificateholders.  Notwithstanding  the  foregoing,  the Depositor  shall not be required to
cure   breaches  or  purchase  or   substitute   for  Mortgage   Loans  as  provided  in  this
Section 2.03(b)  if the  substance  of the  breach of a  representation  set forth  above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04.  Representations and Warranties of Sellers.

        The  Depositor,  as assignee of Residential  Funding under the  Assignment  Agreement, hereby  assigns to the  Trustee for the  benefit of the  Certificateholders  all of its right, title and interest in respect of the  Assignment  Agreement  applicable  to a Mortgage Loan as and  to the  extent  set  forth  in  the  Assignment  Agreement.  Insofar  as  the  Assignment
Agreement  relates  to the  representations  and  warranties  made by  Residential  Funding in respect of such  Mortgage  Loan and any remedies  provided  thereunder  for any breach of such representations  and warranties,  such right, title and interest may be enforced by the Master
Servicer  on behalf of the  Trustee  and the  Certificateholders.  Upon the  discovery  by the
Depositor,  the  Master  Servicer,  the  Trustee  or any  Custodian  of a breach of any of the representations  and warranties  made in the  Assignment  Agreement in respect of any Mortgage
Loan or of any Repurchase  Event which  materially and adversely  affects the interests of the
Certificateholders  in such  Mortgage  Loan,  the party  discovering  such  breach  shall give prompt  written  notice  to the  other  parties  (any  Custodian  being so  obligated  under a
Custodial  Agreement).  The Master Servicer shall promptly notify Residential  Funding of such breach or Repurchase  Event and request that  Residential  Funding either (i) cure such breach or  Repurchase  Event in all  material  respects  within  90 days  from  the  date the  Master
Servicer was notified of such breach or Repurchase Event or  (ii) purchase  such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02.

        Upon  the  discovery  by the  Depositor,  the  Master  Servicer,  the  Trustee  or any
Custodian  of a  breach  of any of  such  representations  and  warranties  set  forth  in the
Assignment  Agreement in respect of any Mortgage Loan which  materially and adversely  affects the interests of the  Certificateholders  in such Mortgage  Loan, the party  discovering  such breach  shall  give  prompt  written  notice  to the other  parties  (any  Custodian  being so
obligated   under  a  Custodial   Agreement).   The  Master  Servicer  shall  promptly  notify
Residential  Funding  of  such  breach  of a  representation  or  warranty  set  forth  in the
Assignment  Agreement and request that Residential  Funding either (i) cure such breach in all material  respects  within 90 days from the date the  Master  Servicer  was  notified  of such breach or (ii)  purchase  such Mortgage Loan from the Trust Fund within 90 days of the date of such  written  notice of such  breach at the  Purchase  Price and in the  manner  set forth in
Section 2.02;  provided  that  Residential  Funding  shall  have the  option to  substitute  a
Qualified  Substitute  Mortgage  Loan or Loans  for such  Mortgage  Loan if such  substitution occurs within two years  following  the Closing Date;  provided that if the breach would cause the  Mortgage  Loan to be other than a "qualified  mortgage" as defined in  Section 860G(a)(3)
of the  Code,  any such  cure or  substitution  must  occur  within  90 days from the date the breach was  discovered.  If the breach of  representation  and warranty  that gave rise to the obligation  to  repurchase  or  substitute  a  Mortgage  Loan  pursuant  to  Section 4  of the
Assignment  Agreement  was the  representation  and  warranty  set forth in clause  (xlvii) of
Section 4  thereof,  then the Master  Servicer shall request that  Residential  Funding pay to the Trust Fund,  concurrently  with and in addition to the remedies  provided in the preceding sentence,  an amount equal to any  liability,  penalty or expense  that was actually  incurred and paid out of or on behalf of the Trust Fund,  and that directly  resulted from such breach, or if incurred  and paid by the Trust Fund  thereafter,  concurrently  with such  payment.  In the event that Residential  Funding elects to substitute a Qualified  Substitute Mortgage Loan or Loans for a Deleted  Mortgage  Loan  pursuant  to this  Section 2.04,  Residential  Funding shall  deliver to the Trustee for the benefit of the  Certificateholders  with respect to such
Qualified  Substitute  Mortgage Loan or Loans,  the original  Mortgage Note, the Mortgage,  an
Assignment  of the Mortgage in recordable  form,  and such other  documents and  agreements as are required by  Section 2.01,  with the Mortgage Note  endorsed as required by  Section 2.01.
No  substitution  will be made in any  calendar  month after the  Determination  Date for such month.  Monthly  Payments  due with  respect to  Qualified  Substitute  Mortgage  Loans in the month of  substitution  shall not be part of the Trust Fund and will be retained by the Master
Servicer and remitted by the Master  Servicer to  Residential  Funding on the next  succeeding
Distribution  Date. For the month of  substitution,  distributions  to the  Certificateholders will  include  the  Monthly  Payment  due on a  Deleted  Mortgage  Loan  for  such  month  and thereafter  Residential  Funding  shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage  Loan.  The Master  Servicer  shall amend or cause to be amended the
Mortgage  Loan  Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified  Substitute  Mortgage Loan or
Loans and the Master  Servicer  shall  deliver  the  amended  Mortgage  Loan  Schedule  to the
Trustee.  Upon such  substitution,  the Qualified  Substitute  Mortgage Loan or Loans shall be subject  to the  terms  of  this  Agreement  and the  related  Subservicing  Agreement  in all
respects,   Residential  Funding  shall  be  deemed  to  have  made  the  representations  and warranties  with  respect to the  Qualified  Substitute  Mortgage  Loan (other than those of a statistical  nature)  contained in the  Assignment  Agreement as of the date of  substitution, and the  covenants,  representations  and warranties  set forth in this  Section 2.04,  and in
Section 2.03(b) hereof.

        In connection  with the  substitution  of one or more  Qualified  Substitute  Mortgage
Loans for one or more Deleted  Mortgage Loans,  the Master Servicer shall determine the amount
(if any) by which the aggregate  principal balance of all such Qualified  Substitute  Mortgage
Loans as of the date of substitution is less than the aggregate  Stated  Principal  Balance of all such Deleted  Mortgage Loans (in each case after  application of the principal  portion of the  Monthly  Payments  due in the month of  substitution  that are to be  distributed  to the
Certificateholders  in the  month of  substitution).  Residential  Funding  shall  deposit  or cause the related Seller to deposit the amount of such  shortfall  into the Custodial  Account on the day of substitution,  without any  reimbursement  therefor.  Residential  Funding shall give notice in writing to the Trustee of such event,  which notice shall be  accompanied by an
Officers'   Certificate   as  to  the   calculation   of  such   shortfall   and  (subject  to
Section 10.01(f))  by an Opinion of Counsel  to the  effect  that such  substitution  will not cause (a) any federal tax to be imposed on the Trust Fund,  including without limitation,  any federal tax imposed on "prohibited  transactions" under  Section 860F(a)(1)  of the Code or on
"contributions  after  the  startup  date"  under  Section 860G(d)(1)  of the  Code or (b) any portion  of any REMIC  created  hereunder  to fail to  qualify as a REMIC at any time that any
Certificate is outstanding.

        It is understood and agreed that the  obligation of  Residential  Funding to cure such breach or purchase (and in the case of  Residential  Funding to substitute  for) such Mortgage
Loan as to which such a breach  has  occurred  and is  continuing  and to make any  additional payments  required  under  the  Assignment  Agreement  in  connection  with  a  breach  of the representation  and warranty in clause (xlvii) of Section 4  thereof shall constitute the sole remedy  respecting such breach  available to the  Certificateholders  or the Trustee on behalf of the  Certificateholders.  If the Master Servicer is Residential  Funding,  then the Trustee shall also have the right to give the  notification  and require the purchase or  substitution provided  for  in the  second  preceding  paragraph  in  the  event  of  such  a  breach  of a representation  or  warranty  made by  Residential  Funding in the  Assignment  Agreement.  In
connection  with the purchase of or  substitution  for any such Mortgage  Loan by  Residential
Funding,  the Trustee shall assign to Residential  Funding all of the Trustee's  right,  title and interest in respect of the Assignment Agreement applicable to such Mortgage Loan.

Section 2.05.  Execution and Authentication of Certificates; Conveyance of REMIC-I Regular
                      Interests.

(a)     The Trustee  acknowledges  the assignment to it of the Mortgage Loans and the delivery of the  Custodial  Files to it, or any  Custodian  on its  behalf,  subject to any  exceptions noted,  together  with the  assignment  to it of all other assets  included in the Trust Fund, receipt of which is hereby  acknowledged.  Concurrently  with such  delivery  and in  exchange therefor,  the  Trustee,  pursuant  to the  written  request of the  Depositor  executed by an officer of the  Depositor,  has executed and caused to be  authenticated  and  delivered to or upon the order of the Depositor the  Certificates in authorized  denominations  which evidence ownership of the entire Trust Fund.

(b)     The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey in trust to the Trustee without recourse all the right,  title and interest of the  Depositor in and to the REMIC I  Regular  Interests for
the  benefit of the  holders  of the  Regular  Certificates  and  Component  II of the Class R
Certificates.  The Trustee  acknowledges  receipt of the REMIC I  Regular  Interests  (each of which are  uncertificated)  and declares that it holds and will hold the same in trust for the exclusive use and benefit of the holders of the Regular  Certificates  and Component II of the
Class R  Certificates.  The interests  evidenced by Component II of the Class R  Certificates, together with the Regular  Certificates,  constitute the entire beneficial  ownership interest in REMIC II.

Section 2.06.  Purposes and Powers of the Trust.

        The  purpose  of the  trust,  as  created  hereunder,  is to engage  in the  following activities:

        (a)    to sell the Certificates to the Depositor in exchange for the Mortgage Loans;

        (b)    to enter into and perform its obligations under this Agreement;

        (c)    to engage in those  activities  that are  necessary,  suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

        (d)    subject to compliance with this Agreement,  to engage in such other  activities as may be  required  in  connection  with  conservation  of the Trust  Fund and the  making of distributions to the Certificateholders.

        The   trust  is  hereby   authorized   to   engage   in  the   foregoing   activities.
Notwithstanding  the provisions of  Section 11.01,  the trust shall not engage in any activity other than in  connection  with the  foregoing or other than as required or  authorized by the terms of this Agreement while any Certificate is outstanding,  and this  Section 2.06  may not be  amended,  without  the  consent of the  Certificateholders  evidencing  a majority  of the aggregate Voting Rights of the Certificates.

Section 2.07.  Agreement Regarding Ability to Disclose.

        The Depositor, the Master Servicer and the Trustee hereby agree that,  notwithstanding any other  express or implied  agreement  to the  contrary,  any and all  Persons,  and any of their respective employees,  representatives,  and other agents may disclose, immediately upon commencement of discussions,  to any and all Persons,  without limitation of any kind, the tax treatment  and tax  structure of the  transaction  and all  materials  of any kind  (including opinions  or  other  tax  analyses)  that are  provided  to any of them  relating  to such tax treatment  and  tax  structure.  For  purposes  of  this  paragraph,  the  terms  "tax,"  "tax treatment,"  "tax  structure,"  and "tax  benefit"  are defined  under  Treasury  Regulationss.
1.6011-4(c).

ARTICLE III

                        ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a)     The Master  Servicer  shall service and  administer  the Mortgage  Loans in accordance with  the  terms  of  this  Agreement  and  the  respective  Mortgage  Loans,  following  such procedures  as it would  employ in its good faith  business  judgment and which are normal and usual in its general mortgage servicing  activities,  and shall have full power and authority, acting alone or through  Subservicers  as provided in  Section 3.02,  to do any and all things
which  it  may  deem   necessary  or  desirable  in   connection   with  such   servicing  and
administration.  Without  limiting the  generality of the  foregoing,  the Master  Servicer in its own name or in the  name of a  Subservicer  is  hereby  authorized  and  empowered  by the
Trustee  when  the  Master  Servicer  or the  Subservicer,  as the case  may be,  believes  it
appropriate   in  its  best   judgment,   to   execute   and   deliver,   on   behalf  of  the
Certificateholders  and the Trustee or any of them, any and all  instruments  of  satisfaction or  cancellation,  or of partial or full release or discharge,  or of consent to assumption or modification  in connection with a proposed  conveyance,  or of assignment of any Mortgage and
Mortgage Note in connection  with the  repurchase of a Mortgage Loan and all other  comparable instruments,  or with  respect to the  modification  or  re-recording  of a  Mortgage  for the purpose of correcting  the Mortgage,  the  subordination  of the lien of the Mortgage in favor of a public utility company or government  agency or unit with powers of eminent  domain,  the taking of a deed in lieu of  foreclosure,  the  commencement,  prosecution  or  completion  of judicial or non-judicial  foreclosure,  the conveyance of a Mortgaged  Property to the related insurer,  the  acquisition  of any  property  acquired  by  foreclosure  or  deed  in  lieu of foreclosure,  or the  management,  marketing  and  conveyance  of  any  property  acquired  by foreclosure  or deed in lieu of  foreclosure  with  respect  to the  Mortgage  Loans  and with
respect  to  the  Mortgaged  Properties.   The  Master  Servicer  further  is  authorized  and
empowered  by the Trustee,  on behalf of the  Certificateholders  and the Trustee,  in its own
name or in the name of the Subservicer,  when the Master Servicer or the  Subservicer,  as the case may be,  believes it is  appropriate  in its best  judgment to register any Mortgage Loan on the MERS(R)System,  or cause the removal from the  registration  of any Mortgage Loan on the
MERS(R)System, to execute and deliver, on behalf of the Trustee and the  Certificateholders  or any of them,  any and all  instruments  of assignment and other  comparable  instruments  with respect  to such  assignment  or  re-recording  of a Mortgage  in the name of MERS,  solely as nominee for the Trustee and its  successors and assigns.  Any expenses  incurred in connection with the actions  described in the preceding  sentence  shall be borne by the Master  Servicer in accordance with Section 3.16(c),  with no right of reimbursement;  provided,  that if, as a result of MERS  discontinuing  or becoming  unable to continue  operations in connection  with the MERS(R)System,  it becomes  necessary to remove any Mortgage Loan from  registration on the
MERS(R)System and to arrange for the assignment of the related  Mortgages to the Trustee,  then any  related  expenses  shall  be  reimbursable  to  the  Master  Servicer  as  set  forth  in
Section 3.10(a)(ii).  Notwithstanding the foregoing,  subject to  Section 3.07(a),  the Master
Servicer shall not permit any  modification  with respect to any Mortgage Loan that would both constitute  a sale or exchange of such  Mortgage  Loan within the meaning of  Section 1001  of the Code and any proposed,  temporary or final regulations  promulgated thereunder (other than in connection  with a proposed  conveyance or assumption of such Mortgage Loan that is treated as a Principal  Prepayment  in Full  pursuant to  Section 3.13(d)  hereof) and cause any REMIC created  hereunder  to fail to qualify as a REMIC under the Code.  The Trustee  shall  furnish the Master Servicer with any powers of attorney and other  documents  necessary or appropriate to enable the Master  Servicer to service  and  administer  the  Mortgage  Loans.  The Trustee shall not be liable for any action taken by the Master  Servicer or any  Subservicer  pursuant
to  such  powers  of  attorney  or  other  documents.   In  servicing  and  administering  any
Nonsubserviced  Mortgage Loan, the Master Servicer shall, to the extent not inconsistent  with this  Agreement,  comply with the Program Guide as if it were the  originator of such Mortgage
Loan and had retained the servicing rights and obligations in respect thereof.

        If the  Mortgage  relating  to a  Mortgage  Loan  did not  have a lien  senior  to the
Mortgage  Loan on the  related  Mortgaged  Property as of the  Cut-off  Date,  then the Master
Servicer,  in such  capacity,  may not  consent to the placing of a lien senior to that of the
Mortgage on the related  Mortgaged  Property.  If the Mortgage relating to a Mortgage Loan had a lien senior to the Mortgage Loan on the related  Mortgaged  Property as of the Cut-off Date, then the Master  Servicer,  in such  capacity,  may  consent to the  refinancing  of the prior senior lien, provided that the following requirements are met:

               (i)    (A)    the   Mortgagor's   debt-to-income   ratio  resulting  from  such
refinancing is less than the original  debt-to-income  ratio as set forth on the Mortgage Loan
Schedule;  provided,  however, that in no instance shall the resulting Combined  Loan-to-Value
Ratio  ("Combined  Loan-to-Value  Ratio") of such Mortgage Loan be higher than that  permitted by the Program Guide; or

                      (B)    the  resulting  Combined  Loan-to-Value  Ratio  of such  Mortgage
Loan is no higher than the Combined  Loan-to-Value Ratio prior to such refinancing;  provided, however,  if such  refinanced  mortgage loan is a "rate and term" mortgage loan (meaning,  the
Mortgagor does not receive any cash from the refinancing),  the Combined  Loan-to-Value  Ratio may increase to the extent of either (x) the reasonable  closing costs of such  refinancing or
(y) any decrease in the value of the related Mortgaged  Property,  if the Mortgagor is in good standing as defined by the Program Guide;

               (ii)   the  interest  rate,  or,  in the case of an  adjustable  rate  existing senior lien, the maximum  interest rate,  for the loan  evidencing the refinanced  senior lien is no more than 2.0% higher than the interest rate or the maximum  interest  rate, as the case may be, on the loan  evidencing  the  existing  senior lien  immediately  prior to the date of such  refinancing;  provided,  however (A) if the loan  evidencing  the  existing  senior lien prior  to the  date of  refinancing  has an  adjustable  rate  and  the  loan  evidencing  the refinanced  senior  lien  has a fixed  rate,  then  the  current  interest  rate  on the  loan evidencing  the  refinanced  senior lien may be up to 2.0% higher than the  then-current  loan rate of the loan  evidencing  the  existing  senior  lien and (B) if the loan  evidencing  the existing  senior  lien  prior  to the  date of  refinancing  has a  fixed  rate  and the  loan evidencing the refinanced  senior lien has an adjustable  rate, then the maximum interest rate on the loan  evidencing  the  refinanced  senior  lien  shall be less than or equal to (x) the interest  rate  on the  loan  evidencing  the  existing  senior  lien  prior  to the  date  of refinancing plus (y) 2.0%; and

               (iii)  the  loan  evidencing  the  refinanced  senior  lien is not  subject  to negative amortization.

(b)     The Master Servicer shall, to the extent  consistent with the servicing  standards set forth herein,  take  whatever  actions as may be necessary to file a claim under or enforce or allow the  Trustee to file a claim under or enforce any title  insurance  policy with  respect to any  Mortgage  Loan  including,  without  limitation,  joining in or causing  any Seller or
Subservicer  (or any other party in possession of any title  insurance  policy) to join in any claims  process,  negotiations,  actions or  proceedings  necessary  to make a claim  under or enforce  any  title  insurance  policy.  Notwithstanding  anything  in this  Agreement  to the contrary,  the Master  Servicer  shall not (unless the Mortgagor is in default with respect to the  Mortgage  Loan or such  default is, in the  judgment of the Master  Servicer,  reasonably foreseeable)  make or  permit  any  modification,  waiver,  or  amendment  of any  term of any
Mortgage  Loan that would both  (i) effect  an exchange or  reissuance  of such  Mortgage Loan under  Section 1001  of the  Code  (or  final,  temporary  or  proposed  Treasury  regulations promulgated  thereunder)  (other than in connection  with a proposed  conveyance or assumption of such  Mortgage  Loan  that is  treated  as a  Principal  Prepayment  in  Full  pursuant  to
Section 3.13(d)  hereof)  and (ii) cause any REMIC  formed  hereunder  to fail to qualify as a
REMIC  under  the  Code  or  the  imposition  of  any  tax  on  "prohibited  transactions"  or
"contributions" after the startup date under the REMIC Provisions.

(c)     In  connection  with  servicing  and  administering  the  Mortgage  Loans,  the Master
Servicer  and  any  Affiliate  of the  Master  Servicer  (i)  may  perform  services  such  as appraisals  and  brokerage  services  that are  customarily  provided  by  Persons  other than servicers of mortgage  loans,  and shall be entitled to  reasonable  compensation  therefor in accordance  with  Section 3.10  and (ii)  may,  at its own  discretion  and on  behalf  of the
Trustee, obtain credit information in the form of a "credit score" from a Credit Repository.

(d)     All costs incurred by the Master  Servicer or by  Subservicers in effecting the timely payment of taxes and  assessments on the  properties  subject to the Mortgage Loans shall not, for the purpose of calculating monthly  distributions to the  Certificateholders,  be added to the amount  owing under the related  Mortgage  Loans,  notwithstanding  that the terms of such
Mortgage  Loan so permit,  and such costs  shall be  recoverable  to the extent  permitted  by
Section 3.10(a)(ii).

(e)     The Master  Servicer  may enter into one or more  agreements  in  connection  with the
offering  of  pass-through   certificates   evidencing   interests  in  one  or  more  of  the
Certificates  providing  for the  payment by the Master  Servicer  of amounts  received by the
Master Servicer as servicing  compensation  hereunder and required to cover certain Prepayment
Interest  Shortfalls on the Mortgage  Loans,  which payment  obligation  will thereafter be an obligation of the Master Servicer hereunder.

(f)     The  relationship of the Master Servicer (and of any successor to the Master Servicer)
to  the  Depositor  under  this  Agreement  is  intended  by  the  parties  to be  that  of an independent contractor and not that of a joint venturer, partner or agent.

(g)     The  Master  Servicer  shall  comply  with the terms of  Section 9  of the  Assignment
Agreement.

Section 3.02.  Subservicing Agreements Between Master Servicer and Subservicers; Enforcement
                      of Subservicers' Obligations.

(a)     The Master  Servicer may continue in effect  Subservicing  Agreements  entered into by
Residential  Funding and  Subservicers  prior to the execution and delivery of this Agreement, and may enter into new  Subservicing  Agreements  with  Subservicers,  for the  servicing  and administration  of all or some of the Mortgage  Loans.  Each  Subservicer  shall be either (i)
an  institution  the  accounts  of which are insured by the FDIC or (ii)  another  entity that engages in the business of originating or servicing  mortgage loans,  and in either case shall be  authorized  to transact  business  in the state or states in which the  related  Mortgaged
Properties it is to service are situated,  if and to the extent  required by applicable law to enable the  Subservicer  to  perform  its  obligations  hereunder  and under the  Subservicing
Agreement,  and in either case shall be a Freddie  Mac,  Fannie Mae or HUD  approved  mortgage servicer.  Each  Subservicer  of a Mortgage  Loan shall be entitled to receive and retain,  as provided in the related Subservicing  Agreement and in Section 3.07,  the related Subservicing
Fee from  payments of interest  received on such  Mortgage  Loan after  payment of all amounts required to be  remitted to the Master  Servicer  in respect of such  Mortgage  Loan.  For any
Mortgage Loan that is a  Nonsubserviced  Mortgage Loan, the Master  Servicer shall be entitled to receive and retain an amount  equal to the  Subservicing  Fee from  payments  of  interest.
Unless the context  otherwise  requires,  references in this  Agreement to actions taken or to be taken by the Master  Servicer in servicing the Mortgage  Loans include  actions taken or to be taken by a  Subservicer  on behalf of the  Master  Servicer.  Each  Subservicing  Agreement
will be upon  such  terms  and  conditions  as are  generally  required  by,  permitted  by or consistent  with the Program  Guide and are not  inconsistent  with this  Agreement and as the
Master Servicer and the  Subservicer  have agreed.  With the approval of the Master  Servicer, a Subservicer  may delegate its  servicing  obligations  to  third-party  servicers,  but such
Subservicer  will  remain  obligated  under the  related  Subservicing  Agreement.  The Master
Servicer  and a  Subservicer  may  enter  into  amendments  thereto  or a  different  form  of
Subservicing  Agreement,  and the form  referred to or included in the Program Guide is merely provided for  information  and shall not be deemed to limit in any respect the  discretion  of the Master  Servicer  to modify or enter into  different  Subservicing  Agreements;  provided, however,  that any such  amendments  or  different  forms  shall  be  consistent  with and not violate the  provisions of either this  Agreement or the Program Guide in a manner which would materially  and adversely  affect the interests of the  Certificateholders.  The Program Guide and any other  Subservicing  Agreement  entered  into  between  the  Master  Servicer  and any
Subservicer  shall require the  Subservicer to accurately and fully report its borrower credit files to each of the Credit Repositories in a timely manner.

(b)     As part of its servicing activities  hereunder,  the Master Servicer,  for the benefit of the Trustee and the  Certificateholders,  shall use its best reasonable  efforts to enforce the  obligations  of each  Subservicer  under the related  Subservicing  Agreement and of each
Seller under the related Seller's  Agreement,  to the extent that the  non-performance  of any such  obligation  would have a material  and  adverse  effect on a Mortgage  Loan,  including, without  limitation,  the  obligation  to  purchase  a Mortgage  Loan on account of  defective documentation,  as described in  Section 2.02,  or on account of a breach of a  representation or warranty, as described in Section 2.04.  Such enforcement,  including,  without limitation,
the  legal  prosecution  of  claims,   termination  of  Subservicing  Agreements  or  Seller's
Agreements,  as appropriate,  and the pursuit of other appropriate remedies,  shall be in such form and carried out to such an extent and at such time as the Master  Servicer  would  employ in its good faith  business  judgment  and which are normal and usual in its general  mortgage servicing  activities.  The Master  Servicer  shall pay the costs of such  enforcement  at its own expense,  and shall be  reimbursed  therefor  only (i) from a general  recovery  resulting from such  enforcement  to the extent,  if any, that such recovery  exceeds all amounts due in respect of the related  Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys fees against the party against whom such  enforcement  is directed.  For purposes of clarification  only,  the parties  agree that the  foregoing is not intended to, and does not, limit the ability of the Master  Servicer to be  reimbursed  for expenses that are incurred in connection with the enforcement of a Seller's  obligations  and are  reimbursable  pursuant to
Section 3.10(a)(vii).

Section 3.03.  Successor Subservicers.

        The Master  Servicer  shall be entitled to terminate any  Subservicing  Agreement that may exist in  accordance  with the terms and  conditions  of such  Subservicing  Agreement and without any limitation by virtue of this Agreement;  provided,  however,  that in the event of termination  of any  Subservicing  Agreement by the Master  Servicer or the  Subservicer,  the
Master  Servicer  shall  either act as servicer of the related  Mortgage  Loan or enter into a
Subservicing  Agreement with a successor  Subservicer  which will be bound by the terms of the related  Subservicing  Agreement.  If the Master  Servicer  or any  Affiliate  of  Residential
Funding  acts  as  servicer,  it  will  not  assume  liability  for  the  representations  and warranties  of the  Subservicer  which it  replaces.  If the  Master  Servicer  enters  into a
Subservicing  Agreement  with  a  successor   Subservicer,   the  Master  Servicer  shall  use
reasonable   efforts   to  have  the   successor   Subservicer   assume   liability   for  the
representations  and warranties  made by the terminated  Subservicer in respect of the related
Mortgage  Loans and, in the event of any such  assumption  by the successor  Subservicer,  the
Master  Servicer  may,  in the  exercise of its  business  judgment,  release  the  terminated
Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding  any Subservicing  Agreement,  any of the provisions of this Agreement relating to  agreements  or  arrangements  between the Master  Servicer  or a  Subservicer  or reference to actions taken  through a Subservicer  or  otherwise,  the Master  Servicer  shall remain  obligated  and liable to the Trustee,  and  Certificateholders  for the  servicing and administering  of the  Mortgage  Loans in  accordance  with  the  provisions  of  Section 3.01 without  diminution of such obligation or liability by virtue of such Subservicing  Agreements or arrangements or by virtue of  indemnification  from the Subservicer or the Depositor and to the same extent and under the same terms and  conditions as if the Master  Servicer alone were servicing and  administering  the Mortgage  Loans.  The Master  Servicer  shall be entitled to enter  into any  agreement  with a  Subservicer  or Seller for  indemnification  of the Master
Servicer  and  nothing  contained  in this  Agreement  shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and Trustee or
                      Certificateholders.

        Any  Subservicing  Agreement  that may be entered into and any other  transactions  or services  relating to the Mortgage  Loans  involving a Subservicer in its capacity as such and not as an originator  shall be deemed to be between the  Subservicer  and the Master  Servicer alone,  and the Trustee and  Certificateholders  shall not be deemed parties thereto and shall have no claims,  rights,  obligations,  duties or liabilities  with respect to the Subservicer in its capacity as such except as set forth in  Section 3.06.  The foregoing  provision  shall not in any  way  limit  a  Subservicer's  obligation  to  cure an  omission  or  defect  or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a)     In the event  the  Master  Servicer  shall  for any  reason  no  longer be the  master servicer  (including  by reason of an Event of  Default),  the Trustee,  as  successor  Master
Servicer,  its  designee  or its  successor  shall  thereupon  assume  all of the  rights  and obligations  of the Master  Servicer  under  each  Subservicing  Agreement  that may have been entered into.  The Trustee,  its designee or the  successor  servicer for the Trustee shall be deemed to have  assumed all of the Master  Servicer's  interest  therein and to have  replaced the Master  Servicer  as a party to the  Subservicing  Agreement  to the same extent as if the
Subservicing  Agreement  had been  assigned  to the  assuming  party  except  that the  Master
Servicer  shall  not  thereby  be  relieved  of  any  liability  or   obligations   under  the
Subservicing Agreement.

(b)     The Master  Servicer  shall,  upon  request of the  Trustee  but at the expense of the
Master  Servicer,  deliver to the assuming  party all documents  and records  relating to each
Subservicing  Agreement  and the  Mortgage  Loans then being  serviced  and an  accounting  of amounts  collected  and held by it and  otherwise  use its best  efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments; Deposits to Custodial Account.

(a)     The Master Servicer shall make  reasonable  efforts to collect all payments called for under  the  terms and  provisions  of the  Mortgage  Loans,  and  shall,  to the  extent  such procedures  shall be  consistent  with this  Agreement  and the terms  and  provisions  of any related Primary  Insurance  Policy,  follow such  collection  procedures as it would employ in its good  faith  business  judgment  and which are normal  and usual in its  general  mortgage servicing  activities.  Consistent  with  the  foregoing,  the  Master  Servicer  may  in  its discretion  (subject to the terms and  conditions of the Assignment  Agreement)  (i) waive any late  payment  charge or any  prepayment  charge or penalty  interest in  connection  with the prepayment  of a Mortgage  Loan and (ii)  extend the Due Date for  payments  due on a Mortgage
Loan in accordance with the Program Guide,  provided,  however, that the Master Servicer shall first  determine  that any such  waiver or  extension  will not  impair  the  coverage  of any related  Primary  Insurance  Policy or  materially  adversely  affect the lien of the  related
Mortgage.  Notwithstanding  anything in this  Section to the contrary,  the Master Servicer or any Subservicer  shall not enforce any prepayment  charge to the extent that such  enforcement would violate any applicable  law. In the event of any such  arrangement,  the Master Servicer shall make timely  advances  on the  related  Mortgage  Loan  during the  scheduled  period in accordance with the amortization  schedule of such Mortgage Loan without  modification thereof by reason of such  arrangements  unless  otherwise  agreed to by the Holders of the Classes of
Certificates  affected  thereby;  provided,  however,  that no such extension shall be made if any advance would be a  Nonrecoverable  Advance.  Consistent with the terms of this Agreement, the Master  Servicer may also waive,  modify or vary any term of any Mortgage  Loan or consent to  the  postponement  of  strict  compliance  with  any  such  term  or in any  manner  grant
indulgence  to  any  Mortgagor  if  in  the  Master  Servicer's   determination  such  waiver,
modification,  postponement  or indulgence is not  materially  adverse to the interests of the
Certificateholders  (taking into account any estimated  Realized Loss that might result absent such  action),  provided,  however,  that the Master  Servicer  may not modify  materially  or permit  any  Subservicer  to modify  any  Mortgage  Loan,  including  without  limitation  any modification  that would change the  Mortgage  Rate,  forgive the payment of any  principal or interest  (unless in connection  with the  liquidation of the related  Mortgage Loan or except in connection  with  prepayments to the extent that such  reamortization  is not  inconsistent with the terms of the Mortgage  Loan),  capitalize  any amounts  owing on the Mortgage Loan by adding such amount to the  outstanding  principal  balance of the Mortgage Loan, or extend the final  maturity  date of such  Mortgage  Loan,  unless such Mortgage Loan is in default or, in the  judgment  of the  Master  Servicer,  such  default  is  reasonably  foreseeable.  No such modification  shall  reduce  the  Mortgage  Rate on a  Mortgage  Loan  below  the  greater  of
(A) one-half  of the Mortgage  Rate as in effect on the Cut-off Date and  (B) one-half  of the
Mortgage  Rate as in  effect  on the date of such  modification,  but not less than the sum of the  Servicing  Fee Rate and the per annum rate at which the  Subservicing  Fee  accrues.  The final  maturity  date for any Mortgage  Loan shall not be extended  beyond the Maturity  Date.
Also, the aggregate  principal  balance of all Reportable  Modified  Mortgage Loans subject to
Servicing  Modifications  (measured at the time of the Servicing Modification and after giving effect  to any  Servicing  Modification)  can be no more than five  percent  of the  aggregate principal  balance of the Mortgage  Loans as of the Cut-off  Date,  provided,  that such limit may be increased from time to time if each Rating Agency provides  written  confirmation  that an  increase  in excess of that limit will not reduce  the  rating  assigned  to any  Class of
Certificates  by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency.  In addition,  any amounts owing on a Mortgage Loan added to the outstanding  principal  balance of such Mortgage
Loan must be fully  amortized  over the term of such  Mortgage  Loan,  and such amounts may be added to the  outstanding  principal  balance of a Mortgage  Loan only once during the life of such Mortgage  Loan.  Also, the addition of such amounts  described in the preceding  sentence shall be  implemented  in  accordance  with the Program Guide and may be  implemented  only by
Subservicers  that  have  been  approved  by  the  Master  Servicer  for  such  purposes.   In
connection  with any  Curtailment of a Mortgage Loan, the Master  Servicer,  to the extent not inconsistent  with the terms of the Mortgage Note and local law and  practice,  may permit the
Mortgage Loan to be  re-amortized  such that the Monthly  Payment is recalculated as an amount that will fully  amortize the remaining  principal  balance  thereof by the original  maturity date based on the original  Mortgage Rate;  provided,  that such  reamortization  shall not be permitted  if it would  constitute a reissuance  of the Mortgage  Loan for federal  income tax purposes.

(b)     The Master  Servicer  shall  establish  and maintain a Custodial  Account in which the
Master  Servicer shall deposit or cause to be deposited on a daily basis,  except as otherwise
specifically   provided   herein,   the  following   payments  and  collections   remitted  by
Subservicers  or received by it in respect of the  Mortgage  Loans  subsequent  to the Cut-off
Date  (other  than in respect of Monthly  Payments  due before or in the month of the  Cut-off
Date):

(i)     All  payments  on  account  of  principal,  including  Principal  Prepayments  made by
Mortgagors on the Mortgage  Loans and the principal  component of any  Subservicer  Advance or of any REO Proceeds  received in connection  with an REO Property for which an REO Disposition has occurred;

(ii)    All  payments on account of interest at the  Adjusted  Mortgage  Rate on the  Mortgage
Loans,  including  the interest  component of any  Subservicer  Advance or of any REO Proceeds
received in connection with an REO Property for which an REO Disposition has occurred;

(iii)   Insurance  Proceeds,  Subsequent  Recoveries  and  Liquidation  Proceeds  (net  of any
related expenses of the Subservicer);

(iv)    All proceeds of any Mortgage Loans purchased  pursuant to Section 2.02,  2.03, 2.04 or
4.07 (including  amounts received from  Residential  Funding pursuant to the last paragraph of
Section 4 of the  Assignment  Agreement in respect of any  liability,  penalty or expense that resulted  from a breach of the  representation  and  warranty  set forth in clause  (xlvii) of
Section 4  of  the  Assignment  Agreement)  and  all  amounts  required  to  be  deposited  in connection  with  the  substitution  of a  Qualified  Substitute  Mortgage  Loan  pursuant  to
Section 2.03 or 2.04; and

(v)     Any amounts required to be deposited pursuant to  Section 3.07(c)  and any payments or collections received in the nature of prepayment charges.

The foregoing  requirements for deposit in the Custodial Account shall be exclusive,  it being understood and agreed that,  without  limiting the  generality of the  foregoing,  payments on the Mortgage Loans which are not part of the Trust Fund  (consisting  of Monthly  Payments due before or in the month of the Cut-off  Date) and payments or  collections  consisting  of late payment  charges or  assumption  fees may but need not be deposited by the Master  Servicer in the  Custodial  Account.  In  the  event  any  amount  not  required  to be  deposited  in the
Custodial  Account is so deposited,  the Master  Servicer may at any time withdraw such amount from the  Custodial  Account,  any  provision  herein  to the  contrary  notwithstanding.  The
Custodial  Account  may  contain  funds that  belong to one or more trust  funds  created  for mortgage  pass-through  certificates  of other series and may contain  other funds  respecting payments on mortgage  loans  belonging to the Master  Servicer or serviced or master  serviced by it on behalf of others.  Notwithstanding  such  commingling of funds,  the Master  Servicer shall keep  records  that  accurately  reflect the funds on deposit in the  Custodial  Account that have been  identified by it as being  attributable  to the Mortgage  Loans.  With respect to Insurance  Proceeds,  Liquidation  Proceeds,  REO Proceeds,  Subsequent  Recoveries and the
proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,  2.03,  2.04 and 4.07 received  in any  calendar  month,  the Master  Servicer  may elect to treat  such  amounts as included  in the  Available  Distribution  Amount  for the  Distribution  Date in the month of receipt,  but is not obligated to do so. If the Master  Servicer so elects,  such amounts will be  deemed  to have been  received  (and any  related  Realized  Loss  shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c)     The Master  Servicer shall use its best efforts to cause the  institution  maintaining the  Custodial  Account  to invest  the funds in the  Custodial  Account  attributable  to the
Mortgage  Loans in Permitted  Investments  which shall  mature not later than the  Certificate
Account  Deposit Date next  following the date of such  investment  (with the exception of the
Amount  Held for Future  Distribution)  and which  shall not be sold or  disposed  of prior to their  maturities.  All income and gain  realized  from any such  investment  shall be for the benefit of the Master Servicer as additional  servicing  compensation  and shall be subject to its  withdrawal  or order from time to time.  The amount of any losses  incurred in respect of any such  investments  attributable  to the  investment  of amounts in respect of the Mortgage
Loans  shall be  deposited  in the  Custodial  Account by the Master  Servicer  out of its own
funds immediately as realized.

(d)     The Master  Servicer shall give written notice to the Trustee and the Depositor of any change in the location of the Custodial  Account and the location of the  Certificate  Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a)     In those  cases  where a  Subservicer  is  servicing  a Mortgage  Loan  pursuant  to a
Subservicing  Agreement,  the Master  Servicer  shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to establish and maintain one or more  Subservicing  Accounts  which shall be an Eligible Account or, if such account is not an Eligible  Account,  shall generally satisfy  the  requirements  of the Program  Guide and be  otherwise  acceptable  to the Master
Servicer and each Rating  Agency.  The  Subservicer  will be required  thereby to deposit into the  Subservicing  Account on a daily basis all  proceeds of  Mortgage  Loans  received by the
Subservicer,  less its  Subservicing  Fees and  unreimbursed  advances  and  expenses,  to the extent  permitted  by the  Subservicing  Agreement.  If  the  Subservicing  Account  is not an
Eligible  Account,  the Master  Servicer  shall be deemed to have  received  such  monies upon receipt thereof by the  Subservicer.  The Subservicer  shall not be required to deposit in the
Subservicing  Account  payments or  collections  in the nature of late  charges or  assumption fees, or payments or  collections  received in the nature of prepayment  charges to the extent that the  Subservicer  is  entitled  to  retain  such  amounts  pursuant  to the  Subservicing
Agreement.  On or before the date specified in the Program  Guide,  but in no event later than the  Determination  Date,  the Master  Servicer shall cause the  Subservicer,  pursuant to the
Subservicing  Agreement,  to remit to the Master Servicer for deposit in the Custodial Account all funds held in the  Subservicing  Account with respect to each  Mortgage  Loan  serviced by such  Subservicer  that are required to be remitted to the Master  Servicer.  The  Subservicer will also be required,  pursuant to the Subservicing  Agreement,  to advance on such scheduled date of  remittance  amounts  equal to any  scheduled  monthly  installments  of principal and interest less its  Subservicing  Fees on any Mortgage Loans for which payment was not received by the  Subservicer.  This  obligation  to advance  with  respect to each  Mortgage  Loan will continue up to and  including  the first of the month  following the date on which the related
Mortgaged  Property is sold at a foreclosure  sale or is acquired by the Trust Fund by deed in lieu of  foreclosure  or otherwise.  All such advances  received by the Master  Servicer shall be deposited promptly by it in the Custodial Account.

(b)     The  Subservicer  may also be required,  pursuant to the  Subservicing  Agreement,  to remit to the Master  Servicer for deposit in the  Custodial  Account  interest at the Adjusted
Mortgage  Rate (or Modified Net Mortgage  Rate plus the rate per annum at which the  Servicing
Fee  accrues in the case of a Modified  Mortgage  Loan) on any  Curtailment  received  by such
Subservicer  in respect of a Mortgage  Loan from the related  Mortgagor  during any month that is to be applied by the  Subservicer  to reduce the unpaid  principal  balance of the  related
Mortgage  Loan as of the  first  day of such  month,  from  the  date of  application  of such
Curtailment  to the  first day of the  following  month.  Any  amounts  paid by a  Subservicer pursuant  to the  preceding  sentence  shall be for the  benefit  of the  Master  Servicer  as additional  servicing  compensation  and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c)     In addition to the Custodial Account and the Certificate  Account, the Master Servicer
shall for any  Nonsubserviced  Mortgage Loan, and shall cause the Subservicers for Subserviced
Mortgage  Loans to,  establish  and  maintain one or more  Servicing  Accounts and deposit and retain therein all  collections  from the Mortgagors (or advances from  Subservicers)  for the payment of taxes, assessments,  hazard insurance premiums,  Primary Insurance Policy premiums, if  applicable,  or  comparable  items  for the  account  of the  Mortgagors.  Each  Servicing
Account  shall  satisfy  the  requirements  for a  Subservicing  Account  and,  to the  extent permitted  by the Program  Guide or as is otherwise  acceptable  to the Master  Servicer,  may also  function as a  Subservicing  Account.  Withdrawals  of amounts  related to the  Mortgage
Loans  from the  Servicing  Accounts  may be made  only to  effect  timely  payment  of taxes, assessments,  hazard insurance premiums,  Primary Insurance Policy premiums, if applicable, or comparable  items, to reimburse the Master Servicer or Subservicer out of related  collections for any  payments  made  pursuant to  Sections  3.11 (with  respect to the  Primary  Insurance
Policy) and 3.12(a) (with respect to hazard  insurance),  to refund to any Mortgagors any sums as may be determined to be overages,  to pay interest,  if required, to Mortgagors on balances in the Servicing  Account or to clear and terminate the Servicing  Account at the  termination of this Agreement in accordance  with  Section 9.01  or in accordance  with the Program Guide.
As part of its  servicing  duties,  the Master  Servicer  shall,  and the  Subservicers  will, pursuant to the  Subservicing  Agreements,  be required to pay to the  Mortgagors  interest on funds in this account to the extent required by law.

(d)     The  Master  Servicer  shall  advance  the  payments  referred  to  in  the  preceding subsection  that are not timely paid by the Mortgagors or advanced by the  Subservicers on the date when the tax,  premium or other cost for which such  payment is intended is due,  but the
Master  Servicer  shall be required so to advance  only to the extent that such  advances,  in the good faith judgment of the Master  Servicer,  will be  recoverable by the Master  Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and Information Regarding the Mortgage Loans.

        In  the  event  that  compliance  with  this  Section 3.09  shall  make  any  Class of
Certificates  legal for investment by federally  insured  savings and loan  associations,  the
Master  Servicer shall provide,  or cause the  Subservicers  to provide,  to the Trustee,  the
Office of Thrift  Supervision  or the FDIC and the  supervisory  agents and examiners  thereof access to the  documentation  regarding the Mortgage Loans required by applicable  regulations of the Office of Thrift  Supervision,  such access being afforded without charge but only upon reasonable  request and during normal  business hours at the offices  designated by the Master
Servicer.  The Master  Servicer  shall  permit  such  representatives  to  photocopy  any such
documentation   and  shall  provide   equipment  for  that  purpose  at  a  charge  reasonably
approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a)     The Master Servicer may, from time to time as provided  herein,  make withdrawals from the  Custodial  Account of  amounts  on deposit  therein  pursuant  to  Section 3.07  that are attributable to the Mortgage Loans for the following purposes:

(i)     to make  deposits  into the  Certificate  Account  in the  amounts  and in the  manner provided for in Section 4.01;

(ii)    to reimburse itself or the related Subservicer for previously  unreimbursed  Advances,
Servicing  Advances or other expenses made pursuant to Sections  3.01,  3.07(a),  3.08,  3.11,
3.12(a),  3.14 and 4.04 or  otherwise  reimbursable  pursuant to the terms of this  Agreement, such  withdrawal  right  being  limited to amounts  received  on the  related  Mortgage  Loans
(including,  for this purpose,  REO Proceeds,  Insurance  Proceeds,  Liquidation  Proceeds and
proceeds from the purchase of a Mortgage Loan pursuant to  Section 2.02,  2.03,  2.04 or 4.07)
which represent (A) Late  Collections of Monthly  Payments for which any such advance was made in the case of Subservicer  Advances or Advances  pursuant to Section 4.04 and  (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)   to pay to  itself or the  related  Subservicer  (if not  previously  retained  by such
Subservicer)  out of each payment  received by the Master Servicer on account of interest on a
Mortgage Loan as  contemplated  by Sections  3.14 and 3.16, an amount equal to that  remaining portion of any such  payment as to interest  (but not in excess of the  Servicing  Fee and the
Subservicing  Fee,  if not  previously  retained)  which,  when  deducted,  will result in the remaining  amount  of such  interest  being  interest  at a rate  per  annum  equal to the Net
Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan) on the amount  specified in the  amortization  schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period  respecting  which such interest was paid after giving effect to any previous Curtailments;

(iv)    to pay to itself as  additional  servicing  compensation  any  interest or  investment income earned on funds and other  property  deposited in or credited to the Custodial  Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v)     to pay to itself as additional  servicing  compensation any Foreclosure  Profits,  and any amounts  remitted by  Subservicers  as  interest  in respect of  Curtailments  pursuant to
Section 3.08(b);

(vi)    to pay to itself, a Subservicer,  a Seller,  Residential Funding, the Depositor or any
other  appropriate  Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect  thereof  that has been  purchased or  otherwise  transferred  pursuant to
Section 2.02,  2.03,  2.04, 4.07 or 9.01, all amounts  received thereon and not required to be distributed  to  Certificateholders  as of the  date on which  the  related  Stated  Principal
Balance or Purchase Price is determined;

(vii)   to  reimburse  itself or the related  Subservicer  for any  Nonrecoverable  Advance or
Advances in the manner and to the extent  provided in  subsection  (c) below,  and any Advance or Servicing  Advance made in connection with a modified  Mortgage Loan that is in default or, in the  judgment  of the  Master  Servicer,  default is  reasonably  foreseeable  pursuant  to
Section 3.07(a),  to the extent the amount of the  Advance or  Servicing  Advance was added to the Stated Principal Balance of the Mortgage Loan in a prior calendar month;

(viii)  to reimburse  itself or the Depositor for expenses  incurred by and reimbursable to it or the Depositor pursuant to Section 3.01(a),  3.11, 3.13, 3.14(c),  6.03, 10.01 or otherwise, or in connection with enforcing any repurchase,  substitution  or  indemnification  obligation of any Seller  (other than the  Depositor or an Affiliate  of the  Depositor)  pursuant to the related Seller's Agreement;

(ix)    to reimburse  itself for amounts  expended by it (a) pursuant to  Section 3.14 in good faith in  connection  with the  restoration  of property  damaged by an Uninsured  Cause,  and
(b) in  connection  with the  liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x)     to withdraw any amount deposited in the Custodial  Account that was not required to be deposited  therein  pursuant to  Section 3.07,  including  any payoff fees or penalties or any other additional  amounts payable to the Master Servicer or Subservicer  pursuant to the terms of the Mortgage Note.

(b)     Since, in connection with withdrawals  pursuant to clauses (ii),  (iii), (v) and (vi), the Master  Servicer's  entitlement  thereto is limited to collections or other  recoveries on the related  Mortgage Loan, the Master Servicer shall keep and maintain  separate  accounting, on a Mortgage Loan by Mortgage Loan basis,  for the purpose of justifying any withdrawal  from the Custodial Account pursuant to such clauses.

(c)     The Master Servicer shall be entitled to reimburse  itself or the related  Subservicer for any advance made in respect of a Mortgage Loan that the Master  Servicer  determines to be a  Nonrecoverable  Advance  by  withdrawal  from the  Custodial  Account of amounts on deposit
therein   attributable  to  the  Mortgage  Loans  on  any  Certificate  Account  Deposit  Date
succeeding  the date of such  determination.  Such  right of  reimbursement  in  respect  of a
Nonrecoverable  Advance  relating  to an Advance  made  pursuant to  Section 4.04  on any such
Certificate  Account  Deposit Date shall be limited to an amount not  exceeding the portion of such advance  previously paid to  Certificateholders  (and not  theretofore  reimbursed to the
Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of Primary Insurance Coverage.

(a)     The Master  Servicer  shall not take, or permit any  Subservicer  to take,  any action which would result in noncoverage  under any applicable  Primary  Insurance Policy of any loss which,  but for the actions of the Master  Servicer or  Subservicer,  would have been  covered thereunder.  To the extent  coverage is available,  the Master Servicer shall keep or cause to be kept in full  force and effect  each such  Primary  Insurance  Policy  until the  principal balance of the related  Mortgage  Loan  secured by a  Mortgaged  Property is reduced to 80% or less of the  Appraised  Value at  origination  in the case of such a  Mortgage  Loan  having a
Loan-to-Value  Ratio at  origination  in excess of 80%,  provided that such Primary  Insurance
Policy was in place as of the  Cut-off  Date and the Master  Servicer  had  knowledge  of such
Primary  Insurance  Policy.  The Master  Servicer shall not cancel or refuse to renew any such
Primary  Insurance  Policy  applicable to a  Nonsubserviced  Mortgage  Loan, or consent to any
Subservicer  canceling or refusing to renew any such Primary  Insurance Policy applicable to a
Mortgage  Loan  subserviced  by it, that is in effect at the date of the  initial  issuance of the  Certificates  and is  required  to be kept in  force  hereunder  unless  the  replacement
Primary  Insurance  Policy for such  canceled  or  non-renewed  policy is  maintained  with an insurer  whose  claims-paying  ability  is  acceptable  to each  Rating  Agency  for  mortgage pass-through  certificates  having  a  rating  equal  to or  better  than  the  lower  of  the then-current  rating or the rating  assigned to the  Certificates  as of the  Closing  Date by such Rating Agency.

(b)     In  connection  with its  activities  as  administrator  and  servicer of the Mortgage
Loans,  the Master Servicer agrees to present or to cause the related  Subservicer to present,
on  behalf  of  the   Master   Servicer,   the   Subservicer,   if  any,   the   Trustee   and
Certificateholders,  claims to the insurer under any Primary Insurance  Policies,  in a timely manner in accordance  with such  policies,  and, in this regard,  to take or cause to be taken such reasonable  action as shall be necessary to permit  recovery under any Primary  Insurance
Policies  respecting  defaulted  Mortgage  Loans.  Pursuant  to  Section 3.07,  any  Insurance
Proceeds  collected  by or  remitted  to the  Master  Servicer  under  any  Primary  Insurance
Policies  shall be deposited  in the  Custodial  Account,  subject to  withdrawal  pursuant to
Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and Omissions and Fidelity Coverage.

(a)     The  Master  Servicer  shall  cause to be  maintained  for  each  Mortgage  Loan  fire insurance  with  extended  coverage in an amount which is equal to the lesser of the principal balance  owing on such  Mortgage Loan  (together  with the  principal  balance of any mortgage loan secured by a lien that is senior to the  Mortgage  Loan) or 100% of the  insurable  value of the improvements;  provided,  however,  that such coverage may not be less than the minimum amount  required to fully  compensate for any loss or damage on a replacement  cost basis.  To the extent it may do so without  breaching  the  related  Subservicing  Agreement,  the Master
Servicer shall replace any Subservicer  that does not cause such  insurance,  to the extent it is  available,  to be  maintained.  The Master  Servicer  shall also cause to be maintained on property  acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage Loan, fire  insurance  with  extended  coverage  in an amount  which is at least equal to the amount necessary  to avoid the  application  of any  co-insurance  clause  contained  in the  related hazard  insurance  policy.  Pursuant  to  Section 3.07,  any amounts  collected  by the Master
Servicer  under any such  policies  (other than  amounts to be applied to the  restoration  or repair of the related  Mortgaged  Property or property  thus  acquired or amounts  released to the Mortgagor in accordance with the Master Servicer's  normal servicing  procedures) shall be deposited in the  Custodial  Account,  subject to  withdrawal  pursuant to  Section 3.10.  Any cost incurred by the Master  Servicer in  maintaining  any such  insurance  shall not, for the purpose of calculating  monthly  distributions to  Certificateholders,  be added to the amount owing  under  the  Mortgage  Loan,  notwithstanding  that the  terms of the  Mortgage  Loan so
PERMIT.  Such costs shall be recoverable  by the Master  Servicer out of related late payments by the  Mortgagor  or  out of  Insurance  Proceeds  and  Liquidation  Proceeds  to the  extent permitted  by  Section 3.10.  It  is  understood  and  agreed  that  no  earthquake  or  other additional  insurance is to be required of any Mortgagor or  maintained  on property  acquired in respect of a Mortgage Loan other than pursuant to such  applicable  laws and regulations as shall at any time be in force and as shall  require such  additional  insurance.  Whenever the improvements  securing  a  Mortgage  Loan  are  located  at the  time of  origination  of such
Mortgage Loan in a federally  designated  special flood hazard area, the Master Servicer shall cause flood  insurance (to the extent  available) to be  maintained in respect  thereof.  Such flood  insurance  shall be in an amount  equal to the  lesser of (i) the  amount  required  to compensate  for any loss or damage to the Mortgaged  Property on a replacement  cost basis and
(ii) the maximum amount of such insurance  available for the related Mortgaged  Property under the  national  flood  insurance  program  (assuming  that  the area in  which  such  Mortgaged
Property is located is participating in such program).

        In the event that the  Master  Servicer  shall  obtain  and  maintain  a blanket  fire insurance  policy  with  extended  coverage  insuring  against  hazard  losses  on  all of the
Mortgage  Loans,  it shall  conclusively  be deemed to have  satisfied its  obligations as set forth in the first  sentence  of this  Section 3.12(a),  it being  understood  and agreed that such policy may contain a deductible  clause,  in which case the Master Servicer shall, in the event that there shall not have been  maintained  on the related  Mortgaged  Property a policy complying  with the first  sentence of this  Section 3.12(a)  and there shall have been a loss which would have been covered by such policy,  deposit in the  Certificate  Account the amount not otherwise  payable under the blanket policy because of such  deductible  clause.  Any such deposit by the Master  Servicer  shall be made on the  Certificate  Account  Deposit Date next preceding  the  Distribution  Date  which  occurs  in the month  following  the month in which payments  under any such  policy  would  have been  deposited  in the  Custodial  Account.  In connection  with its  activities  as  administrator  and servicer of the Mortgage  Loans,  the
Master Servicer agrees to present,  on behalf of itself,  the Trustee and  Certificateholders, claims under any such blanket policy.

(b)     The Master  Servicer  shall  obtain and  maintain  at its own expense and keep in full force and effect  throughout the term of this Agreement a blanket  fidelity bond and an errors and  omissions  insurance  policy  covering the Master  Servicer's  officers and employees and other  persons  acting on behalf of the Master  Servicer  in  connection  with its  activities under this  Agreement.  The amount of coverage  shall be at least equal to the  coverage  that would be required by Fannie Mae or Freddie  Mac,  whichever  is greater,  with  respect to the
Master  Servicer if the Master  Servicer were servicing and  administering  the Mortgage Loans for  Fannie  Mae or Freddie  Mac.  In the event  that any such bond or policy  ceases to be in effect,  the Master  Servicer  shall  obtain a comparable  replacement  bond or policy from an issuer or  insurer,  as the case may be,  meeting  the  requirements,  if any,  of the Program
Guide and  acceptable  to the  Depositor.  Coverage of the Master  Servicer  under a policy or bond obtained by an Affiliate of the Master  Servicer and  providing the coverage  required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and Modification Agreements;
                      Certain Assignments.

(a)     When any  Mortgaged  Property  is conveyed by the  Mortgagor,  the Master  Servicer or
Subservicer,  to  the  extent  it  has  knowledge  of  such  conveyance,   shall  enforce  any
due-on-sale  clause contained in any Mortgage Note or Mortgage,  to the extent permitted under applicable  law and  governmental  regulations,  but only to the extent that such  enforcement will not  adversely  affect or  jeopardize  coverage  under  any  Required  Insurance  Policy.
Notwithstanding  the foregoing:  (i) the Master  Servicer shall not be deemed to be in default under this  Section 3.13(a)  by reason of any transfer or assumption which the Master Servicer is restricted by law from  preventing;  and (ii) if the Master Servicer  determines that it is reasonably  likely  that any  Mortgagor  will bring,  or if any  Mortgagor  does bring,  legal action to declare invalid or otherwise  avoid  enforcement of a due-on-sale  clause  contained in any Mortgage  Note or Mortgage,  the Master  Servicer  shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the Master Servicer's duty to enforce any due-on-sale  clause to the extent set forth in  Section 3.13(a),  in any case in which a Mortgaged Property is to be conveyed to a Person by a  Mortgagor,  and such  Person is to enter  into an  assumption  or  modification agreement or supplement to the Mortgage Note or Mortgage  which  requires the signature of the
Trustee,  or if an  instrument  of release  signed by the  Trustee is required  releasing  the
Mortgagor from liability on the Mortgage Loan, the Master  Servicer is authorized,  subject to the  requirements  of the sentence next  following,  to execute and deliver,  on behalf of the
Trustee,  the  assumption  agreement  with the Person to whom the Mortgaged  Property is to be conveyed and such  modification  agreement or  supplement  to the Mortgage Note or Mortgage or other  instruments  as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise  to comply with any  applicable  laws  regarding  assumptions  or the transfer of the Mortgaged Property to such Person;  provided,  however, none of such terms and requirements  shall both  constitute  a  "significant  modification"  effecting an exchange or reissuance  of such  Mortgage  Loan under the Code (or final,  temporary or proposed  Treasury regulations  promulgated  thereunder) and cause any REMIC created hereunder to fail to qualify as a REMIC  under  the  Code or the  imposition  of any tax on  "prohibited  transactions"  or
"contributions"  after the Startup Date under the REMIC Provisions.  The Master Servicer shall execute and deliver such  documents  only if it reasonably  determines  that (i) its execution and delivery  thereof will not conflict  with or violate any terms of this  Agreement or cause the unpaid  balance  and  interest on the  Mortgage  Loan to be  uncollectible  in whole or in part, (ii) any required consents of insurers under any Required  Insurance  Policies have been obtained and (iii)  subsequent to the closing of the  transaction  involving the assumption or transfer  (A) the  Mortgage  Loan will  continue to be secured by a first  mortgage  lien (or, with  respect to any junior  lien,  a junior  lien of the same  priority  in  relation  to any senior  lien  on  such  Mortgage  Loan)  pursuant  to the  terms  of the  Mortgage,  (B)  such transaction  will not adversely  affect the coverage  under any Required  Insurance  Policies,
(C) the Mortgage Loan will fully  amortize over the  remaining  term thereof,  (D) no material term of the Mortgage Loan  (including  the interest rate on the Mortgage Loan) will be altered nor will the term of the  Mortgage  Loan be changed  and (E) if the  seller/transferor  of the
Mortgaged   Property  is  to  be  released   from   liability  on  the  Mortgage   Loan,   the
buyer/transferee  of the  Mortgaged  Property  would be qualified to assume the Mortgage  Loan based on generally  comparable  credit  quality and such release will not (based on the Master
Servicer's or Subservicer's good faith  determination)  adversely affect the collectability of the  Mortgage  Loan.  Upon receipt of  appropriate  instructions  from the Master  Servicer in accordance  with the foregoing,  the Trustee shall execute any necessary  instruments for such assumption  or  substitution  of  liability  as  directed  by the  Master  Servicer.  Upon the closing of the  transactions  contemplated by such documents,  the Master Servicer shall cause the originals or true and correct  copies of the assumption  agreement,  the release (if any), or the  modification  or supplement to the Mortgage Note or Mortgage to be deposited  with the
Mortgage  File for such  Mortgage  Loan.  Any fee  collected  by the Master  Servicer  or such related  Subservicer for entering into an assumption or  substitution  of liability  agreement will  be  retained  by the  Master  Servicer  or  such  Subservicer  as  additional  servicing compensation.

(c)     The Master Servicer or the related Subservicer,  as the case may be, shall be entitled to  approve  a request  from a  Mortgagor  for a  partial  release  of the  related  Mortgaged
Property,  the granting of an easement  thereon in favor of another Person,  any alteration or demolition of the related  Mortgaged  Property or other similar  matters if it has determined, exercising  its good faith  business  judgment  in the same  manner as it would if it were the owner  of the  related  Mortgage  Loan,  that  the  security  for,  and the  timely  and  full collectability  of, such  Mortgage Loan would not be adversely  affected  thereby and that any
REMIC created  hereunder  would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f))  that no tax on "prohibited  transactions" or
"contributions"  after the Startup Date would be imposed on any REMIC  created  hereunder as a result  thereof.  Any fee  collected  by the Master  Servicer or the related  Subservicer  for processing  such a request  will be retained by the Master  Servicer  or such  Subservicer  as additional servicing compensation.

(d)     Subject to any other  applicable  terms and conditions of this Agreement,  the Trustee and Master  Servicer shall be entitled to approve an assignment in lieu of  satisfaction  with respect to any  Mortgage  Loan,  provided  the  obligee  with  respect to such  Mortgage  Loan following  such proposed  assignment  provides the Trustee and Master  Servicer with a "Lender
Certification  for Assignment of Mortgage Loan" in the form attached  hereto as Exhibit M,  in
form  and  substance   satisfactory  to  the  Trustee  and  Master  Servicer,   providing  the
following:  (i)  that  the  Mortgage  Loan is  secured  by  Mortgaged  Property  located  in a jurisdiction  in which an  assignment  in lieu of  satisfaction  is required to preserve  lien priority,  minimize or avoid mortgage  recording taxes or otherwise comply with, or facilitate a  refinancing  under,  the  laws  of  such  jurisdiction;  (ii)  that  the  substance  of the assignment  is, and is intended to be, a  refinancing  of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction  under,  such local laws;  (iii) that the Mortgage  Loan  following  the proposed  assignment  will have a rate of interest  more than the  greater  of (A) 3% and (B) 5% of the annual  yield of the  unmodified
Mortgage  Loan,  below or above  the rate of  interest  on such  Mortgage  Loan  prior to such proposed  assignment;  and (iv) that such  assignment is at the request of the borrower  under the related  Mortgage  Loan.  Upon  approval of an  assignment  in lieu of  satisfaction  with respect to any Mortgage  Loan,  the Master  Servicer  shall receive cash in an amount equal to the unpaid  principal  balance of and accrued  interest on such Mortgage  Loan, and the Master
Servicer  shall  treat such  amount as a  Principal  Prepayment  in Full with  respect to such
Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a)     The Master  Servicer shall foreclose upon or otherwise  comparably  convert (which may include an REO  Acquisition)  the ownership of properties  securing such of the Mortgage Loans as come into and  continue  in default  and as to which no  satisfactory  arrangements  can be made for  collection of  delinquent  payments  pursuant to  Section 3.07.  Alternatively,  the
Master  Servicer may take other  actions in respect of a defaulted  Mortgage  Loan,  which may include  (i)  accepting  a short sale (a payoff of the  Mortgage  Loan for an amount less than the total amount  contractually  owed in order to facilitate a sale of the Mortgaged  Property by the  Mortgagor)  or  permitting a short  refinancing  (a payoff of the Mortgage Loan for an amount  less than the  total  amount  contractually  owed in order to  facilitate  refinancing transactions  by  the  Mortgagor  not  involving  a  sale  of the  Mortgaged  Property),  (ii)
arranging  for a  repayment  plan or (iii)  agreeing  to a  modification  in  accordance  with
Section 3.07.  In connection with such foreclosure or other  conversion or action,  the Master
Servicer  shall,  consistent  with  Section 3.11,  follow such  practices and procedures as it shall  deem  necessary  or  advisable,  as shall be normal and usual in its  general  mortgage servicing  activities  and as shall be required or  permitted by the Program  Guide;  provided that the Master  Servicer shall not be liable in any respect  hereunder if the Master Servicer is acting in connection  with any such  foreclosure or other  conversion or action in a manner that is  consistent  with the  provisions of this  Agreement.  The Master  Servicer,  however, shall  not be  required  to  expend  its own  funds or incur  other  reimbursable  charges  in connection with any foreclosure,  or attempted foreclosure which is not completed,  or towards the  correction of any default on a related senior  mortgage loan, or towards the  restoration of any property unless it shall determine (i) that such  restoration  and/or  foreclosure will increase the proceeds of  liquidation of the Mortgage Loan to Holders of  Certificates  of one
or more  Classes  after  reimbursement  to itself for such  expenses  or charges and (ii) that such expenses and charges will be recoverable to it through  Liquidation  Proceeds,  Insurance
Proceeds,  or  REO  Proceeds  (respecting  which  it  shall  have  priority  for  purposes  of withdrawals  from  the  Custodial  Account  pursuant  to  Section 3.10,  whether  or not  such expenses and charges are actually  recoverable from related  Liquidation  Proceeds,  Insurance
Proceeds  or REO  Proceeds).  In the  event of such a  determination  by the  Master  Servicer pursuant to this  Section 3.14(a),  the Master Servicer shall be entitled to  reimbursement of its funds so expended  pursuant to Section 3.10.  In addition,  the Master Servicer may pursue any  remedies  that may be  available  in  connection  with a breach of a  representation  and warranty with respect to any such  Mortgage  Loan in  accordance  with Sections 2.03 and 2.04.
However,  the Master  Servicer is not  required to  continue  to pursue both  foreclosure  (or similar  remedies)  with  respect to the  Mortgage  Loans and  remedies in  connection  with a breach of a  representation  and warranty if the Master Servicer  determines in its reasonable discretion  that one such  remedy is more  likely to  result in a greater  recovery  as to the
Mortgage Loan.  Upon the occurrence of a Cash  Liquidation or REO  Disposition,  following the deposit in the Custodial  Account of all Insurance  Proceeds,  Liquidation  Proceeds and other payments  and  recoveries  referred  to in  the  definition  of  "Cash  Liquidation"  or  "REO
Disposition,"  as  applicable,  upon  receipt by the Trustee of written  notification  of such deposit  signed by a  Servicing  Officer,  the Trustee or any  Custodian,  as the case may be, shall  release to the  Master  Servicer  the  related  Custodial  File and the  Trustee  shall execute  and  deliver  such  instruments  of  transfer  or  assignment  prepared by the Master
Servicer,  in each  case  without  recourse,  as  shall  be  necessary  to vest in the  Master
Servicer or its designee,  as the case may be, the related  Mortgage Loan, and thereafter such
Mortgage  Loan  shall not be part of the Trust  Fund.  Notwithstanding  the  foregoing  or any other  provision of this Agreement,  in the Master  Servicer's sole discretion with respect to any defaulted  Mortgage Loan or REO Property as to either of the following  provisions,  (i) a
Cash  Liquidation  or REO  Disposition  may be deemed to have  occurred if  substantially  all amounts  expected  by the Master  Servicer  to be  received  in  connection  with the  related defaulted  Mortgage  Loan or REO  Property  have  been  received,  and  (ii) for  purposes  of determining  the amount of any  Liquidation  Proceeds,  Insurance  Proceeds,  REO  Proceeds or
other  unscheduled  collections or the amount of any Realized  Loss,  the Master  Servicer may take into  account  minimal  amounts of  additional  receipts  expected  to be received or any estimated  additional  liquidation  expenses  expected to be incurred in  connection  with the related defaulted Mortgage Loan or REO Property.

(b)     In the event that title to any Mortgaged  Property is acquired by the Trust Fund as an
REO Property by  foreclosure  or by deed in lieu of  foreclosure,  the deed or  certificate of sale  shall be issued  to the  Trustee  or to its  nominee  on  behalf of  Certificateholders.
Notwithstanding  any such  acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise  expressly  provided  herein) be considered to be an  Outstanding  Mortgage  Loan held in the Trust  Fund  until  such time as the REO  Property shall be sold.  Consistent  with the foregoing for purposes of all  calculations  hereunder so long as such REO Property shall be considered to be an  Outstanding  Mortgage Loan it shall be assumed that,  notwithstanding  that the  indebtedness  evidenced by the related Mortgage Note shall have been  discharged,  such  Mortgage  Note and the  related  amortization  schedule in effect at the time of any such  acquisition  of title  (after  giving  effect to any  previous
Curtailments  and  before  any  adjustment  thereto  by reason of any  bankruptcy  or  similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c)     In the event that the Trust Fund  acquires  any REO Property as aforesaid or otherwise in connection  with a default or imminent  default on a Mortgage Loan, the Master  Servicer on behalf of the Trust Fund shall  dispose of such REO  Property as soon as  practicable,  giving due consideration to the interests of the  Certificateholders,  but in all cases, within three full  years  after the  taxable  year of its  acquisition  by the Trust Fund for  purposes  of
Section 860G(a)(8)  of the Code (or such shorter period as may be necessary  under  applicable state  (including  any state in which such  property is located) law to maintain the status of each REMIC created  hereunder as a REMIC under  applicable state law and avoid taxes resulting from such property  failing to be foreclosure  property under applicable state law) or, at the expense  of the Trust  Fund,  request,  more than 60 days  before  the day on which such grace period would  otherwise  expire,  an extension of such grace period unless the Master Servicer
(subject to  Section 10.01(f))  obtains for the  Trustee an Opinion of Counsel,  addressed  to the  Trustee  and the Master  Servicer,  to the effect  that the  holding by the Trust Fund of such REO  Property  subsequent  to such period will not result in the  imposition  of taxes on
"prohibited  transactions"  as defined in  Section 860F of the Code or cause any REMIC created hereunder  to fail to qualify  as a REMIC  (for  federal  (or any  applicable  State or local)
income tax  purposes) at any time that any  Certificates  are  outstanding,  in which case the
Trust Fund may  continue to hold such REO  Property  (subject to any  conditions  contained in such Opinion of Counsel).  The Master  Servicer  shall be entitled to be  reimbursed  from the
Custodial  Account for any costs  incurred in obtaining  such Opinion of Counsel,  as provided in  Section 3.10.  Notwithstanding  any other  provision  of this  Agreement,  no REO Property acquired  by the Trust  Fund  shall be  rented  (or  allowed  to  continue  to be  rented)  or otherwise  used by or on behalf of the Trust  Fund in such a manner or  pursuant  to any terms that would (i) cause such REO  Property to fail to qualify as  "foreclosure  property"  within the meaning of  Section 860G(a)(8)  of the Code or (ii) subject any REMIC created hereunder to the  imposition  of any federal  income  taxes on the income  earned  from such REO  Property, including  any taxes  imposed  by reason of  Section 860G(c)  of the Code,  unless  the Master
Servicer  has  agreed to  indemnify  and hold  harmless  the Trust  Fund with  respect  to the imposition of any such taxes.

(d)     The proceeds of any Cash  Liquidation,  REO  Disposition  or purchase or repurchase of any Mortgage  Loan  pursuant to the terms of this  Agreement,  as well as any recovery  (other than Subsequent  Recoveries)  resulting from a collection of Liquidation  Proceeds,  Insurance
Proceeds or REO  Proceeds,  will be applied in the  following  order of  priority:  first,  to
reimburse   the   Master   Servicer   or  the   related   Subservicer   in   accordance   with
Section 3.10(a)(ii);  second,  to the  Certificateholders  to the extent of accrued and unpaid interest on the  Mortgage  Loan,  and any related REO Imputed  Interest,  at the Net  Mortgage
Rate (or the Modified Net Mortgage Rate in the case of a Modified  Mortgage  Loan), to the Due
Date in the related Due Period  prior to the  Distribution  Date on which such  amounts are to be distributed;  third, to the  Certificateholders  as a recovery of principal on the Mortgage
Loan  (or  REO  Property);  fourth,  to all  Servicing  Fees  and  Subservicing  Fees  payable therefrom  (and  the  Master  Servicer  and  the  Subservicer  shall  have no  claims  for any deficiencies  with  respect to such fees which  result  from the  foregoing  allocation);  and fifth, to Foreclosure Profits.

(e)     In the event of a default on a Mortgage  Loan one or more of whose  obligors  is not a
United States Person,  in connection  with any foreclosure or acquisition of a deed in lieu of foreclosure  (together,  "foreclosure")  in respect of such Mortgage Loan, the Master Servicer shall cause compliance with the provisions of Treasury Regulation  Section 1.1445-2(d)(3)  (or
any successor  thereto)  necessary to assure that no withholding  tax  obligation  arises with respect to the proceeds of such  foreclosure  except to the extent,  if any,  that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Custodial Files.

(a)     Upon becoming  aware of the payment in full of any Mortgage  Loan, or upon the receipt by the Master  Servicer of a  notification  that  payment in full will be escrowed in a manner customary for such purposes,  the Master Servicer shall immediately  notify the Trustee (if it holds the related  Custodial File) or the Custodian by a certification of a Servicing  Officer
(which  certification  shall include a statement to the effect that all amounts received or to be received  in  connection  with such  payment  which are  required  to be  deposited  in the
Custodial Account pursuant to Section 3.07  have been or will be so deposited),  substantially in the form  attached  hereto as  Exhibit G,  or, in the case of a  Custodian,  an  electronic request in a form  acceptable  to the  Custodian,  requesting  delivery to it of the Custodial
File.  Upon receipt of such  certification  and request,  the Trustee shall promptly  release, or cause the Custodian to release,  the related  Custodial  File to the Master  Servicer.  The
Master  Servicer  is  authorized  to execute  and  deliver to the  Mortgagor  the  request for reconveyance,  deed of  reconveyance or release or satisfaction of mortgage or such instrument releasing  the lien of the Mortgage,  together  with the Mortgage  Note with, as  appropriate, written  evidence of  cancellation  thereon and to cause the removal from the  registration on the MERS(R)System of such  Mortgage  and to execute and  deliver,  on behalf of the Trustee and
the   Certificateholders  or  any  of  them,  any  and  all  instruments  of  satisfaction  or cancellation  or of  partial  or  full  release,  including  any  applicable  UCC  termination statements.  No expenses  incurred in connection  with any instrument of  satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b)     From time to time as is  appropriate  for the servicing or foreclosure of any Mortgage
Loan,  the Master  Servicer  shall  deliver to the  Custodian,  with a copy to the Trustee,  a certificate of a Servicing  Officer  substantially  in the form attached as Exhibit G  hereto, or, in the case of a Custodian,  an electronic  request in a form acceptable to the Custodian, requesting  that possession of all, or any document  constituting  part of, the Custodial File be released to the Master  Servicer and  certifying as to the reason for such release and that such release will not  invalidate any insurance  coverage  provided in respect of the Mortgage
Loan under any Required  Insurance  Policy.  Upon receipt of the foregoing,  the Trustee shall deliver,  or cause the  Custodian to deliver,  the Custodial  File or any document  therein to the Master  Servicer.  The Master  Servicer  shall cause each  Custodial  File or any document therein so released to be returned to the Trustee,  or the  Custodian as agent for the Trustee when the need therefor by the Master  Servicer no longer exists,  unless (i) the Mortgage Loan has been  liquidated  and the  Liquidation  Proceeds  relating to the Mortgage  Loan have been deposited  in the  Custodial  Account or (ii) the  Custodial  File or such  document  has been delivered  directly or through a Subservicer  to an attorney,  or to a public trustee or other public  official as required by law, for purposes of  initiating  or pursuing  legal action or other  proceedings  for  the  foreclosure  of the  Mortgaged  Property  either  judicially  or non-judicially,  and the Master  Servicer has delivered  directly or through a Subservicer  to the Trustee a  certificate  of a Servicing  Officer  certifying  as to the name and address of the Person to which such  Custodial  File or such  document was  delivered  and the purpose or purposes of such  delivery.  In the event of the  liquidation  of a Mortgage Loan, the Trustee shall  deliver the Request for Release with respect  thereto to the Master  Servicer  upon the
Trustee's  receipt of  notification  from the Master  Servicer  of the  deposit of the related
Liquidation Proceeds in the Custodial Account.

(c)     The Trustee or the Master  Servicer on the Trustee's  behalf shall execute and deliver to the Master  Servicer,  if necessary,  any court  pleadings,  requests for trustee's sale or other  documents  necessary to the  foreclosure  or  trustee's  sale in respect of a Mortgaged
Property  or to any legal  action  brought to obtain  judgment  against any  Mortgagor  on the
Mortgage  Note or  Mortgage  or to  obtain a  deficiency  judgment,  or to  enforce  any other remedies or rights  provided by the Mortgage  Note or Mortgage or  otherwise  available at law or in equity.  Together  with such  documents or  pleadings  (if signed by the  Trustee),  the
Master Servicer shall deliver to the Trustee a certificate of a Servicing  Officer  requesting that such  pleadings or documents be executed by the Trustee and  certifying  as to the reason such  documents or pleadings are required and that the  execution and delivery  thereof by the
Trustee shall not invalidate any insurance  coverage  under any Required  Insurance  Policy or invalidate or otherwise  affect the lien of the Mortgage,  except for the  termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a)     The Master Servicer, as compensation for its activities  hereunder,  shall be entitled to receive on each  Distribution  Date the amounts  provided for by clauses  (iii),  (iv), (v)
and  (vi)  of  Section 3.10(a),   subject  to  clause  (e)  below.  The  amount  of  servicing
compensation   provided   for  in  such  clauses   shall  be  accounted   for  on  a  Mortgage
Loan-by-Mortgage  Loan basis. In the event that Liquidation  Proceeds,  Insurance Proceeds and
REO  Proceeds  (net of amounts  reimbursable  therefrom  pursuant to  Section 3.10(a)(ii))  in respect of a Cash Liquidation or REO Disposition  exceed the unpaid principal  balance of such
Mortgage Loan plus unpaid interest accrued thereon  (including REO Imputed  Interest) at a per annum rate equal to the related Net Mortgage  Rate (or the  Modified Net Mortgage  Rate in the
case of a Modified  Mortgage Loan),  the Master Servicer shall be entitled to retain therefrom and to pay to  itself  and/or  the  related  Subservicer,  any  Foreclosure  Profits  and  any
Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b)     Additional  servicing  compensation  in the  form of  assumption  fees,  late  payment charges,  investment income on amounts in the Custodial Account or the Certificate  Account or
otherwise  shall be retained by the Master  Servicer or the Subservicer to the extent provided herein,  subject  to  clause  (e)  below.  Prepayment  charges  shall  be  deposited  into the
Certificate  Account  and  shall  be paid  on each  Distribution  Date to the  holders  of the
Class SB Certificates.

(c)     The Master  Servicer  shall be  required  to pay,  or cause to be paid,  all  expenses incurred by it in connection with its servicing  activities  hereunder  (including  payment of premiums  for the Primary  Insurance  Policies,  if any, to the extent such  premiums  are not required to be paid by the related  Mortgagors,  and the fees and  expenses of the Trustee and any  Custodian) and shall not be entitled to  reimbursement  therefor  except as  specifically provided in Sections 3.10 and 3.14.

(d)     The Master Servicer's right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the  transfer  of all of its  responsibilities and obligations of the Master Servicer under this Agreement.

(e)     Notwithstanding  clauses (a) and (b) above, the amount of servicing  compensation that the Master  Servicer shall be entitled to receive for its activities  hereunder for the period ending on each  Distribution  Date  shall be  reduced  (but not below  zero) by the  amount of
Compensating  Interest (if any) for such Distribution  Date used to cover Prepayment  Interest
Shortfalls as provided in  Section 3.16(f)  below. Such reduction shall be applied during such period as  follows:  first,  to any  Servicing  Fee or  Subservicing  Fee to which the  Master
Servicer  is  entitled  pursuant to  Section 3.10(a)(iii);  and second,  to any income or gain realized  from any  investment  of funds  held in the  Custodial  Account  or the  Certificate
Account to which the Master  Servicer  is entitled  pursuant  to Sections  3.07(c) or 4.01(c), respectively.  In making such  reduction,  the Master  Servicer  shall not  withdraw  from the
Custodial  Account  any such  amount  representing  all or a portion of the  Servicing  Fee to which it is  entitled  pursuant  to  Section 3.10(a)(iii)  and  shall  not  withdraw  from the
Custodial  Account or Certificate  Account any such amount to which it is entitled pursuant to
Section 3.07(c) or 4.01(c).

(f)     With respect to any Distribution Date,  Prepayment Interest Shortfalls on the Mortgage
Loans will be covered first,  by the Master  Servicer,  but only to the extent such Prepayment
Interest Shortfalls do not exceed Eligible Master Servicing Compensation.

Section 3.17.  Reports to the Trustee and the Depositor.

        Not later than  fifteen  days after it receives a written  request from the Trustee or the  Depositor,  the  Master  Servicer  shall  forward  to the  Trustee  and the  Depositor  a statement,  certified  by a  Servicing  Officer,  setting  forth the  status of the  Custodial
Account as of the close of business on such  Distribution  Date as it relates to the  Mortgage
Loans and showing,  for the period covered by such statement,  the aggregate of deposits in or withdrawals  from the Custodial  Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance and Servicing Assessment.

        The Master  Servicer  shall  deliver to the Depositor and the Trustee on or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during  which the  Depositor's  annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report  on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and  regulations of the Commission,  (i) a servicing  assessment as described in Section
4.03(f)(ii) and (ii) a servicer compliance  statement,  signed by an authorized officer of the
Master  Servicer,  as described in Items  1122(a),  1122(b) and 1123 of Regulation  AB, to the
effect that:

               (A)    A review  of the  Master  Servicer's  activities  during  the  reporting period  and of its  performance  under  this  Agreement  has been made  under  such  officer's supervision.

               (B)    To the  best of such  officer's  knowledge,  based on such  review,  the
Master  Servicer has fulfilled  all of its  obligations  under this  Agreement in all material respects  throughout the reporting  period or, if there has been a failure to fulfill any such obligation  in any material  respect,  specifying  each such failure known to such officer and the nature and status thereof.

        The Master  Servicer  shall use  commercially  reasonable  efforts to obtain  from all other parties participating in the servicing function any additional  certifications  required under Item 1123 of  Regulation  AB to the extent  required  to be included in a Report on Form
10-K;  provided,  however,  that a failure to obtain such certifications shall not be a breach of the  Master  Servicer's  duties  hereunder  if any  such  party  fails  to  deliver  such a certification.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before  the  earlier  of (a) March 31 of each  year or (b) with  respect  to any calendar  year  during  which the  Depositor's  annual  report on Form 10-K is  required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission, the date on which the annual  report is required to be filed in  accordance  with the Exchange
Act and the rules and  regulations  of the  Commission,  the Master  Servicer  at its  expense shall cause a firm of independent public  accountants,  which shall be members of the American
Institute of Certified  Public  Accountants,  to furnish to the  Depositor and the Trustee the attestation  required under Item 1122(b) of Regulation AB. In rendering such  statement,  such firm  may  rely,  as to  matters  relating  to the  direct  servicing  of  mortgage  loans  by
Subservicers,  upon comparable  statements for  examinations  conducted by independent  public accountants  substantially in accordance with standards  established by the American Institute of Certified Public  Accountants  (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Right of the Depositor in Respect of the Master Servicer.

        The Master  Servicer  shall  afford the  Depositor  and the Trustee,  upon  reasonable notice,  during normal business hours access to all records  maintained by the Master Servicer in respect  of its  rights and  obligations  hereunder  and access to  officers  of the Master
Servicer  responsible for such  obligations.  Upon request,  the Master Servicer shall furnish the Depositor  with its most recent  financial  statements  and such other  information as the
Master Servicer possesses regarding its business,  affairs, property and condition,  financial or otherwise.  The Master  Servicer  shall also  cooperate  with all  reasonable  requests for information  including,  but not limited  to,  notices,  tapes and copies of files,  regarding itself,  the Mortgage Loans or the Certificates  from any Person or Persons  identified by the
Depositor or  Residential  Funding.  The  Depositor  may enforce the  obligation of the Master
Servicer  hereunder  and may,  but it is not  obligated  to,  perform or cause a  designee  to perform,  any defaulted  obligation of the Master Servicer hereunder or exercise the rights of the Master  Servicer  hereunder;  provided that the Master  Servicer  shall not be relieved of any of its  obligations  hereunder  by  virtue of such  performance  by the  Depositor  or its designee.  Neither the Depositor nor the Trustee  shall have the  responsibility  or liability for any  action  or  failure  to act by the  Master  Servicer  and they are not  obligated  to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  [Reserved].

Section 3.22.  Advance Facility.

        (a)    The Master  Servicer is hereby  authorized  to enter into a financing  or other facility (any such  arrangement,  an "Advance  Facility")  under which (1) the Master Servicer sells,  assigns or pledges to another  Person (an  "Advancing  Person") the Master  Servicer's
rights under this  Agreement to be reimbursed  for any Advances or Servicing  Advances  and/or
(2) an  Advancing  Person  agrees  to fund  some or all  Advances  and/or  Servicing  Advances required  to be made by the Master  Servicer  pursuant  to this  Agreement.  No consent of the
Depositor,  the Trustee,  the  Certificateholders  or any other party shall be required before the Master  Servicer  may enter into an Advance  Facility.  Notwithstanding  the  existence of any  Advance  Facility  under  which  an  Advancing  Person  agrees  to fund  Advances  and/or
Servicing  Advances  on the  Master  Servicer's  behalf,  the  Master  Servicer  shall  remain obligated  pursuant to this Agreement to make Advances and Servicing  Advances pursuant to and as required by this Agreement.  If the Master Servicer  enters into an Advance  Facility,  and for so  long  as an  Advancing  Person  remains  entitled  to  receive  reimbursement  for any
Advances  including   Nonrecoverable   Advances  ("Advance   Reimbursement   Amounts")  and/or
Servicing  Advances  including   Nonrecoverable  Advances  ("Servicing  Advance  Reimbursement
Amounts" and together with Advance Reimbursement  Amounts,  "Reimbursement  Amounts") (in each case to the extent such type of  Reimbursement  Amount is  included in the Advance  Facility), as  applicable,  pursuant to this  Agreement,  then the Master  Servicer  shall  identify such
Reimbursement    Amounts   consistent   with   the   reimbursement   rights   set   forth   in
Section 3.10(a)(ii)  and (vii) and remit such  Reimbursement  Amounts in accordance  with this
Section 3.22  or otherwise  in  accordance  with the  documentation  establishing  the Advance
Facility to such Advancing  Person or to a trustee,  agent or custodian (an "Advance  Facility
Trustee")  designated by such Advancing  Person in an Advance  Facility Notice described below in  Section 3.22(b).  Notwithstanding  the foregoing,  if so required pursuant to the terms of the Advance  Facility,  the Master  Servicer  may direct,  and if so directed in writing,  the
Trustee  is  hereby  authorized  to  and  shall  pay  to  the  Advance  Facility  Trustee  the
Reimbursement  Amounts  identified  pursuant to the preceding  sentence.  An Advancing  Person whose obligations  hereunder are limited to the funding of Advances and/or Servicing  Advances shall  not be  required  to meet the  qualifications  of a Master  Servicer  or a  Subservicer pursuant  to  Section 3.02(a)  or 6.02(c)  hereof and shall not be deemed to be a  Subservicer under this  Agreement.  Notwithstanding  anything to the  contrary  herein,  in no event shall
Advance  Reimbursement  Amounts or Servicing Advance  Reimbursement Amounts be included in the
Available Distribution Amount or distributed to Certificateholders.

        (b)    If the Master Servicer  enters into an Advance  Facility and makes the election set forth in  Section 3.22(a),  the Master  Servicer  and the related  Advancing  Person shall deliver  to the  Trustee a written  notice  and  payment  instruction  (an  "Advance  Facility
Notice"),  providing  the  Trustee  with  written  payment  instructions  as to where to remit
Advance  Reimbursement  Amounts and/or Servicing  Advance  Reimbursement  Amounts (each to the extent  such  type of  Reimbursement  Amount is  included  within  the  Advance  Facility)  on
subsequent   Distribution   Dates.  The  payment  instruction  shall  require  the  applicable
Reimbursement  Amounts to be  distributed  to the Advancing  Person or to an Advance  Facility
Trustee  designated in the Advance  Facility  Notice.  An Advance  Facility Notice may only be terminated by the joint  written  direction of the Master  Servicer and the related  Advancing
Person (and any related Advance Facility Trustee).

        (c)    Reimbursement  Amounts shall  consist  solely of amounts in respect of Advances and/or  Servicing  Advances  made with  respect  to the  Mortgage  Loans for which the  Master
Servicer would be permitted to reimburse  itself in accordance  with  Section 3.10(a)(ii)  and
(vii)  hereof,  assuming  the Master  Servicer  or the  Advancing  Person had made the related
Advance(s) and/or Servicing  Advance(s).  Notwithstanding  the foregoing,  except with respect to  reimbursement  of  Nonrecoverable  Advances  as  set  forth  in  Section 3.10(c)  of  this
Agreement,  no Person  shall be entitled to  reimbursement  from funds held in the  Collection
Account for future  distribution to  Certificateholders  pursuant to this  Agreement.  Neither the  Depositor  nor  the  Trustee  shall  have  any  duty or  liability  with  respect  to the calculation  of any  Reimbursement  Amount,  nor shall the  Depositor  or the Trustee have any responsibility  to track  or  monitor  the  administration  of the  Advance  Facility  and the
Depositor  shall not have any  responsibility  to track,  monitor  or verify  the  payment  of
Reimbursement  Amounts to the  related  Advancing  Person or  Advance  Facility  Trustee.  The
Master  Servicer  shall  maintain  and  provide to any  successor  master  servicer a detailed accounting on a loan-by-loan  basis as to amounts  advanced by, sold,  pledged or assigned to, and reimbursed to any Advancing  Person.  The successor  master  servicer shall be entitled to rely on any such  information  provided  by the  Master  Servicer,  and the  successor  master servicer shall not be liable for any errors in such information.

        (d)    Upon the  direction of and at the expense of the Master  Servicer,  the Trustee
agrees  to  execute  such  acknowledgments,   certificates,  and  other  documents  reasonably
satisfactory  to the Trustee  provided by the Master  Servicer and reasonably  satisfactory to the Trustee  recognizing the interests of any Advancing  Person or Advance Facility Trustee in
such  Reimbursement  Amounts as the Master  Servicer  may cause to be made  subject to Advance
Facilities  pursuant to this  Section 3.22,  and such other  documents in connection with such
Advance  Facility as may be reasonably  requested from time to time by any Advancing Person or
Advance Facility Trustee and reasonably satisfactory to the Trustee.

        (e)    Reimbursement  Amounts  collected  with respect to each  Mortgage Loan shall be allocated to  outstanding  unreimbursed  Advances or  Servicing  Advances (as the case may be)
made with respect to that Mortgage Loan on a "first-in,  first out"  ("FIFO")  basis,  subject to the qualifications set forth below:

        (i)    Any successor  Master  Servicer to  Residential  Funding (a  "Successor  Master
Servicer")  and the Advancing  Person or Advance  Facility  Trustee shall be required to apply all  amounts  available  in  accordance  with this  Section 3.22(e)  to the  reimbursement  of
Advances and Servicing  Advances in the manner provided for herein;  provided,  however,  that after the succession of a Successor  Master  Servicer,  (A) to the extent that any Advances or
Servicing  Advances with respect to any particular  Mortgage Loan are reimbursed from payments or  recoveries,  if any, from the related  Mortgagor,  and  Liquidation  Proceeds or Insurance
Proceeds,  if any, with respect to that Mortgage Loan,  reimbursement shall be made, first, to the  Advancing  Person or Advance  Facility  Trustee in respect of Advances  and/or  Servicing
Advances  related to that Mortgage Loan to the extent of the interest of the Advancing  Person or Advance Facility Trustee in such Advances and/or Servicing  Advances,  second to the Master
Servicer in respect of Advances  and/or  Servicing  Advances  related to that Mortgage Loan in excess of those in which the  Advancing  Person or  Advance  Facility  Trustee  Person  has an
interest,  and third,  to the  Successor  Master  Servicer  in  respect of any other  Advances and/or  Servicing  Advances  related  to that  Mortgage  Loan,  from such  sources as and when collected,  and (B)  reimbursements of Advances and Servicing Advances that are Nonrecoverable
Advances shall be made pro rata to the Advancing  Person or Advance Facility  Trustee,  on the
one hand,  and any such  Successor  Master  Servicer,  on the other hand,  on the basis of the respective  aggregate  outstanding  unreimbursed  Advances  and  Servicing  Advances  that are
Nonrecoverable  Advances  owed to the Advancing  Person,  Advance  Facility  Trustee or Master
Servicer  pursuant  to  this  Agreement,  on the  one  hand,  and any  such  Successor  Master
Servicer,  on the other  hand,  and without  regard to the date on which any such  Advances or
Servicing  Advances  shall  have  been  made.  In the  event  that,  as a  result  of the FIFO allocation made pursuant to this  Section 3.22(e),  some or all of a Reimbursement Amount paid to the  Advancing  Person or  Advance  Facility  Trustee  relates  to  Advances  or  Servicing
Advances that were made by a Person other than  Residential  Funding or the  Advancing  Person or Advance  Facility  Trustee,  then the Advancing Person or Advance Facility Trustee shall be required  to remit any  portion of such  Reimbursement  Amount to the Person  entitled to such portion of such  Reimbursement  Amount.  Without  limiting the  generality  of the  foregoing,
Residential  Funding  shall  remain  entitled  to be  reimbursed  by the  Advancing  Person or
Advance  Facility  Trustee for all  Advances  and  Servicing  Advances  funded by  Residential
Funding to the extent the related  Reimbursement  Amount(s)  have not been assigned or pledged to an  Advancing  Person or Advance  Facility  Trustee.  The  documentation  establishing  any
Advance  Facility  shall  require  Residential  Funding to provide  to the  related  Advancing
Person  or  Advance   Facility   Trustee  loan  by  loan  information  with  respect  to  each
Reimbursement  Amount  distributed to such  Advancing  Person or Advance  Facility  Trustee on each date of remittance  thereof to such  Advancing  Person or Advance  Facility  Trustee,  to enable the Advancing  Person or Advance  Facility  Trustee to make the FIFO allocation of each
Reimbursement Amount with respect to each Mortgage Loan.

        (ii)   By way of  illustration,  and  not by way of  limiting  the  generality  of the foregoing,  if the  Master  Servicer  resigns  or is  terminated  at a time  when  the  Master
Servicer is a party to an Advance  Facility,  and is replaced by a Successor  Master Servicer, and the Successor Master Servicer  directly funds Advances or Servicing  Advances with respect to a  Mortgage  Loan and does not assign or pledge the  related  Reimbursement  Amounts to the related  Advancing  Person or Advance  Facility  Trustee,  then all  payments  and  recoveries received  from the related  Mortgagor  or received in the form of  Liquidation  Proceeds  with respect to such Mortgage Loan  (including  Insurance  Proceeds  collected in connection with a liquidation  of such  Mortgage  Loan)  will be  allocated  first to the  Advancing  Person  or
Advance  Facility  Trustee  until  the  related  Reimbursement  Amounts  attributable  to such
Mortgage Loan that are owed to the Master Servicer and the Advancing  Person,  which were made prior to any Advances or Servicing  Advances made by the Successor Master Servicer,  have been reimbursed in full, at which point the Successor  Master  Servicer shall be entitled to retain all related  Reimbursement  Amounts subsequently  collected with respect to that Mortgage Loan pursuant to  Section 3.10  of this  Agreement.  To the extent that the  Advances or  Servicing
Advances  are  Nonrecoverable  Advances to be  reimbursed  on an aggregate  basis  pursuant to
Section 3.10 of this Agreement,  the  reimbursement  paid in this manner will be made pro rata to the  Advancing  Person or Advance  Facility  Trustee,  on the one hand,  and the  Successor
Master Servicer, on the other hand, as described in clause (i)(B) above.

        (f)    The Master  Servicer  shall remain  entitled to be reimbursed  for all Advances and Servicing  Advances  funded by the Master  Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

        (g)    Any amendment to this  Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate  to effect the terms of an Advance  Facility as described generally  in  this  Section 3.22,  including  amendments  to  add  provisions  relating  to a successor  master servicer,  may be entered into by the Trustee,  the Depositor and the Master
Servicer without the consent of any  Certificateholder,  with written  confirmation  from each
Rating  Agency  that the  amendment  will not result in the  reduction  of the  ratings on any class of the  Certificates  below the lesser of the then  current or original  ratings on such
Certificates  and  delivery  of an  Opinion of Counsel  as  required  under  Section 11.01(c), notwithstanding anything to the contrary in Section 11.01 of or elsewhere in this Agreement.

        (h)    Any rights of set-off that the Trust Fund,  the  Trustee,  the  Depositor,  any
Successor  Master  Servicer  or any other  Person  might  otherwise  have  against  the Master
Servicer  under this  Agreement  shall not attach to any rights to be reimbursed  for Advances or Servicing Advances that have been sold, transferred,  pledged,  conveyed or assigned to any
Advancing Person.

        (i)    At any time when an Advancing  Person shall have ceased funding Advances and/or
Servicing  Advances (as the case may be) and the Advancing  Person or related Advance Facility
Trustee shall have  received  Reimbursement  Amounts  sufficient in the aggregate to reimburse all Advances and/or  Servicing  Advances (as the case may be) the right to  reimbursement  for which were  assigned to the  Advancing  Person,  then upon the  delivery  of a written  notice signed by the  Advancing  Person and the Master  Servicer or its  successor  or assign) to the
Trustee  terminating the Advance Facility Notice (the "Notice of Facility  Termination"),  the
Master  Servicer or its  Successor  Master  Servicer  shall again be entitled to withdraw  and retain the related Reimbursement Amounts from the Custodial Account pursuant to Section 3.10.

        (j)    After  delivery  of any Advance  Facility  Notice,  and until any such  Advance
Facility Notice has been  terminated by a Notice of Facility  Termination,  this  Section 3.22 may not be amended or  otherwise  modified  without the prior  written  consent of the related
Advancing Person.

ARTICLE IV

                                PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a)     The Master  Servicer  acting as agent of the Trustee  shall  establish  and maintain a
Certificate  Account in which the Master  Servicer  shall cause to be  deposited  on behalf of the Trustee on or before 2:00 P.M. New York time on each  Certificate  Account Deposit Date by wire  transfer of  immediately  available  funds an amount equal to the sum of (i) any Advance for the  immediately  succeeding  Distribution  Date, (ii) any amount required to be deposited in the  Certificate  Account  pursuant  to  Section 3.12(a),  (iii) any amount  required to be deposited in the Certificate  Account  pursuant to  Section 3.16(e)  or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01,  and (v) other  amounts  constituting the
Available Distribution Amount for the immediately succeeding Distribution Date.

(b)     [Reserved].

(c)     The Trustee shall, upon written request from the Master Servicer,  invest or cause the institution  maintaining  the  Certificate  Account  to invest  the  funds in the  Certificate
Account in  Permitted  Investments  designated  in the name of the  Trustee for the benefit of the  Certificateholders,  which shall mature not later than the  Business  Day next  preceding the  Distribution  Date next  following the date of such  investment  (except that (i) if such
Permitted  Investment is an obligation of the institution  that maintains such account or fund for which such institution serves as custodian,  then such Permitted  Investment may mature on such  Distribution  Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such  Distribution  Date to the Certificate  Account in the amount payable on such investment on such  Distribution  Date,  pending receipt thereof to the extent  necessary  to  make  distributions  on the  Certificates)  and  shall  not be  sold or disposed of prior to maturity.  All income and gain  realized from any such  investment  shall be for the  benefit of the Master  Servicer  and shall be subject to its  withdrawal  or order from time to time.  The amount of any  losses  incurred  in  respect  of any such  investments shall be  deposited  in the  Certificate  Account by the Master  Servicer out of its own funds immediately as realized.

Section 4.02.  Distributions.

(a)     On each Distribution  Date, the Trustee (or the Paying Agent on behalf of the Trustee)
shall  allocate and  distribute the Available  Distribution  Amount,  if any, for such date to the interests issued in respect of REMIC I and REMIC II as specified in this Section.

(b)     (1)    On  each  Distribution   Date,  the  REMIC I   Distribution   Amount  shall  be
     distributed  by REMIC I to REMIC II on account of the REMIC I  Regular  Interests  and to the Holders of the Class R Certificates  in the amounts and with the priorities set forth in the definition thereof.

               (2)    Notwithstanding  the  distributions  described in this  Section 4.02(b), distribution of funds from the Certificate  Account shall be made only in accordance with
     Section 4.02(c).

(c)     On each  Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the
Paying Agent appointed by the Trustee,  shall distribute to each  Certificateholder  of record on the next  preceding  Record Date (other than as  provided in  Section 9.01  respecting  the final distribution)  either in immediately  available funds (by wire transfer or otherwise) to the  account  of  such  Certificateholder  at  a  bank  or  other  entity  having  appropriate facilities  therefor,  if such  Certificateholder  has so notified the Master  Servicer or the
Paying  Agent,  as the case may be,  or, if such  Certificateholder  has not so  notified  the
Master   Servicer  or  the  Paying  Agent  by  the  Record  Date,  by  check  mailed  to  such
Certificateholder  at the address of such Holder  appearing in the  Certificate  Register such
Certificateholder's  share (which share with respect to each Class of  Certificates,  shall be based  on the  aggregate  of the  Percentage  Interests  represented  by  Certificates  of the applicable  Class held by such Holder of the  following  amounts),  in the following  order of priority,  in each case to the extent of the Available  Distribution  Amount on deposit in the
Certificate  Account (except,  with respect to clauses (iii)  through (x) below, to the extent
of  the  remaining  Available   Distribution  Amount  plus  the  remaining  Yield  Maintenance
Agreement  Payment  available  for that purpose or, with respect to  clause (x)(B)  below,  to the extent of prepayment charges on deposit in the Certificate Account):

(i)     to the Class A  Certificateholders,  the Accrued  Certificate  Interest payable on the
Class A  Certificates  with  respect  to such  Distribution  Date,  plus any  related  amounts accrued  pursuant to this clause (i) but  remaining  unpaid from any prior  Distribution  Date being paid from and in reduction of the Available  Distribution  Amount for such  Distribution
Date;

(ii)    to the  Class M  Certificateholders,  from  the  amount,  if  any,  of  the  Available
Distribution  Amount  remaining  after the foregoing  distributions,  the Accrued  Certificate
Interest  payable on the Class M  Certificates  with respect to such  Distribution  Date, plus any related amounts accrued  pursuant to this clause (ii) but remaining  unpaid from any prior
Distribution   Date,   sequentially,   to   the   Class M-1   Certificateholders,    Class M-2
Certificateholders,  Class M-3  Certificateholders,  Class M-4  Certificateholders,  Class M-5
Certificateholders,  Class M-6  Certificateholders,  Class M-7  Certificateholders,  Class M-8
Certificateholders  and Class M-9  Certificateholders,  in that order,  being paid from and in reduction of the Available Distribution Amount for such Distribution Date;

(iii)   [reserved];

(iv)    the Principal  Distribution  Amount shall be distributed as follows,  to be applied to reduce the Certificate  Principal  Balance of the applicable  Certificates in each case to the extent of the remaining Principal Distribution Amount:

                      (A)    first,  the  Class  A  Principal  Distribution  Amount  shall  be distributed,  sequentially,  to  the  Class A-1  Certificateholders,  Class A-2
               Certificateholders,      Class A-3     Certificateholders     and     Class A-4
               Certificateholders,   in  that  order,   in  each  case  until  the   aggregate
               Certificate Principal Balance thereof is reduced to zero;

                      (B)    second,  to  the  Class M-1  Certificateholders,   the  Class M-1
               Principal  Distribution Amount, until the Certificate  Principal Balance of the
               Class M-1 Certificates has been reduced to zero;

                      (C)    third,  to  the  Class M-2   Certificateholders,   the  Class M-2
               Principal  Distribution Amount, until the Certificate  Principal Balance of the
               Class M-2 Certificates has been reduced to zero;

                      (D)    fourth,  to  the  Class M-3  Certificateholders,   the  Class M-3
               Principal  Distribution Amount, until the Certificate  Principal Balance of the
               Class M-3 Certificates has been reduced to zero;

                      (E)    fifth,  to  the  Class M-4   Certificateholders,   the  Class M-4
               Principal  Distribution Amount, until the Certificate  Principal Balance of the
               Class M-4 Certificates has been reduced to zero;

                      (F)    sixth,  to  the  Class M-5   Certificateholders,   the  Class M-5
               Principal  Distribution Amount, until the Certificate  Principal Balance of the
               Class M-5 Certificates has been reduced to zero;

                      (G)    seventh,  to  the  Class M-6  Certificateholders,  the  Class M-6
               Principal  Distribution Amount, until the Certificate  Principal Balance of the
               Class M-6 Certificates has been reduced to zero;

                      (H)    eighth,  to  the  Class M-7  Certificateholders,   the  Class M-7
               Principal  Distribution Amount, until the Certificate  Principal Balance of the
               Class M-7 Certificates has been reduced to zero;

                      (I)    ninth,  to  the  Class M-8   Certificateholders,   the  Class M-8
               Principal  Distribution Amount, until the Certificate  Principal Balance of the
               Class M-8 Certificates has been reduced to zero; and

                      (J)    tenth,  to  the  Class M-9   Certificateholders,   the  Class M-9
               Principal  Distribution Amount, until the Certificate  Principal Balance of the
               Class M-9 Certificates has been reduced to zero;

(v)     to the Class A  Certificateholders and Class M  Certificateholders,  the amount of any
Prepayment  Interest  Shortfalls  allocated thereto for such Distribution  Date, on a pro rata basis based on Prepayment  Interest  Shortfalls  allocated thereto to the extent not offset by
Eligible Master Servicing Compensation on such Distribution Date;

(vi)    to the Class A  Certificateholders and Class M  Certificateholders,  the amount of any
Prepayment  Interest  Shortfalls  previously  allocated  thereto  remaining  unpaid from prior
Distribution  Dates  together with interest  thereon at the  Pass-Through  Rate, on a pro rata basis based on unpaid Prepayment Interest Shortfalls previously allocated thereto;

(vii)   first,  to the  Class A  Certificateholders,  the  amount  of any  unpaid  Basis  Risk
Shortfalls  allocated  thereto,  on a pro rata basis based on the amount of unpaid  Basis Risk
Shortfalls  allocated  thereto,  and then,  sequentially,  to the Class M-1,  Class M-2, Class
M-3, Class M-4, Class M-5, Class M-6,  Class M-7,  Class M-8 and Class M-9 Certificateholders,
in that order,  the  related  Basis Risk  Shortfall,  as  applicable,  for such Class and that
Distribution Date;

(viii)  to  the  Class A  Certificateholders  and  Class M   Certificateholders,   Relief  Act
Shortfalls  allocated thereto for such Distribution  Date, on a pro rata basis based on Relief
Act Shortfalls allocated thereto for such Distribution Date,

(ix)    first,  to the  Class A  Certificateholders,  the  principal  portion of any  Realized
Losses previously  allocated to those Certificates and remaining  unreimbursed,  on a pro rata basis  based  on  their  respective  principal  portion  of  any  Realized  Losses  previously allocated to those Certificates and remaining  unreimbursed,  and then,  sequentially,  to the
Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5, Class M-6, Class M-7, Class M-8 and
Class M-9  Certificateholders,  in that order,  the principal  portion of any Realized  Losses previously allocated to such Class and remaining unreimbursed;

(x)     to the Class SB  Certificates,  (A) from  the amount,  if any, of the Excess Cash Flow remaining  after the  foregoing  distributions,  the sum of (I) Accrued  Certificate  Interest
thereon, (II) the amount of any  Overcollateralization  Reduction Amount for such Distribution
Date,  (III) the  amount  of  any  Yield  Maintenance  Agreement  Shortfall  Amount  for  such
Distribution   Date,   (IV)  the  amount  of  any  Yield   Maintenance   Agreement   Shortfall
Carry-Forward  Amount for such  Distribution  Date and (V) for any Distribution Date after the
Certificate  Principal Balance of each Class of Class A  Certificates and Class M Certificates has been reduced to zero, the  Overcollateralization  Amount and (B) from  prepayment  charges on deposit in the Certificate  Account,  any prepayment charges received on the Mortgage Loans during the related Prepayment Period; and

(xi)    to the Class R Certificateholders, the balance, if any, of the Excess Cash Flow.

(d)     Notwithstanding  the  foregoing  clause (c),  upon the  reduction  of the  Certificate
Principal  Balance of a Class of  Class A  Certificates or Class M  Certificates to zero, such
Class of Certificates will not be entitled to further distributions pursuant to Section 4.02.

(e)     Each  distribution  with  respect  to a  Book-Entry  Certificate  shall be paid to the
Depository,  as Holder  thereof,  and the Depository  shall be  responsible  for crediting the amount of such  distribution  to the accounts of its  Depository  Participants  in  accordance with its normal  procedures.  Each Depository  Participant shall be responsible for disbursing such  distribution  to  the  Certificate  Owners  that  it  represents  and to  each  indirect participating  brokerage firm (a "brokerage firm" or "indirect  participating firm") for which it acts as agent.  Each  brokerage  firm  shall be  responsible  for  disbursing  funds to the
Certificate Owners that it represents.  None of the Trustee,  the Certificate  Registrar,  the
Depositor or the Master  Servicer shall have any  responsibility  therefor except as otherwise provided by this Agreement or applicable law.

(f)     Except as otherwise provided in Section 9.01,  if the Master Servicer anticipates that
a  final  distribution  with  respect  to  any  Class of   Certificates  will  be  made  on  a
Distribution  Date,  the  Master  Servicer  shall,  no  later  than  40  days'  prior  to such
Distribution  Date,  notify the Trustee and the Trustee  shall,  not earlier than the 15th day and not later than the 25th day of the month  preceding such  Distribution  Date,  distribute, or cause to be  distributed,  on such date to each  Holder  of such  Class of  Certificates  a notice to the effect  that:  (i) the  Trustee  anticipates  that the final  distribution  with respect to such Class of  Certificates  will be made on such  Distribution  Date but only upon presentation  and surrender of such  Certificates at the office of the Trustee or as otherwise specified  therein,  and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar  month. In the event that  Certificateholders  required to surrender their  Certificates  pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation,  the Trustee shall cause funds  distributable  with respect to such Certificates to be withdrawn  from the  Certificate  Account and credited to a separate  escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03.  Statements to Certificateholders; Statements to Rating Agencies; Exchange Act
                      Reporting.

(a)     Concurrently  with each  distribution  charged  to the  Certificate  Account  and with respect to each  Distribution  Date the Master  Servicer  shall forward to the Trustee and the
Trustee  shall  forward by mail or  otherwise  make  available  electronically  on its website
(which  may be  obtained  by  any  Certificateholder  by  telephoning  the  Trustee  at  (800)
934-6802)  to  each  Holder  and  the  Depositor  a  statement  setting  forth  the  following information as to each Class of Certificates, in each case to the extent applicable:

(i)     the applicable Record Date,  Determination Date and Distribution Date, and the date on which the applicable Interest Accrual Period commenced;

(ii)    the  aggregate  amount of  payments  received  with  respect  to the  Mortgage  Loans, including prepayment amounts;

(iii)   the  Servicing  Fee and  Subservicing  Fee  payable  to the  Master  Servicer  and the
Subservicer;

(iv)    the  amount  of any  other  fees or  expenses  paid,  and the  identity  of the  party
receiving   such   fees  or   expenses;   (A)  the   amount  of  such   distribution   to  the
Certificateholders   of  such  Class applied  to  reduce  the  Certificate  Principal  Balance thereof, and (B) the aggregate amount included therein representing Principal Prepayments;

(v)     the amount of such distribution to Holders of such Class of Certificates  allocable to interest (including amounts payable as a portion of the Excess Cash Flow);

(vi)    if the  distribution  to the Holders of such  Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there  were  sufficient  funds available therefor, the amount of the shortfall;

(vii)   the Certificate Principal Balance of each Class of the Certificates,  before and after giving effect to the amounts  distributed on such Distribution  Date,  separately  identifying any reduction  thereof due to Realized  Losses other than  pursuant to an actual  distribution of principal;

(viii)  the  Certificate  Principal  Balance of each Class of Class A  Certificates  as of the
Closing Date;

(ix)    the  Certificate  Principal  Balance of each Class of Class M  Certificates  as of the
Closing Date;

(x)     the number and Stated  Principal  Balance of the Mortgage Loans after giving effect to the  distribution of principal on such  Distribution  Date and the number of Mortgage Loans at the beginning and end of the related Due Period;

(xi)    on the basis of the most  recent  reports  furnished  to it by  Subservicers,  (A) the number and Stated  Principal  Balances of Mortgage Loans that are Delinquent  (1) 30-59  days,
(2)  60-89  days and (3) 90 or more  days and the  number  and  Stated  Principal  Balance  of
Mortgage Loans that are in foreclosure,  (B) the number and Stated  Principal  Balances of the
Mortgage  Loans in the  aggregate  that are  Reportable  Modified  Mortgage  Loans that are in foreclosure and are REO Property,  indicating in each case capitalized  Mortgage Loans,  other
Servicing  Modifications and totals,  and (C) for all Reportable  Modified Mortgage Loans, the
number and Stated  Principal  Balances of the Mortgage  Loans in the aggregate  that have been liquidated,  the subject of pay-offs and that have been  repurchased by the Master Servicer or
Seller;

(xii)   the amount,  terms and general purpose of any Advance by the Master Servicer  pursuant to Section 4.04 and the amount of all Advances  that have been  reimbursed  during the related
Due Period;

(xiii)  any material  modifications,  extensions or waivers to the terms of the Mortgage Loans during the Due Period or that have cumulatively become material over time;

(xiv)   any material breaches of Mortgage Loan  representations  or warranties or covenants in the Agreement;

(xv)    the amount, if any, of the Yield  Maintenance  Agreement Payment for such Distribution
Date and any shortfall in amounts  previously  required to be paid under the Yield Maintenance
Agreement for prior Distribution Dates;

(xvi)   the  number,  aggregate  principal  balance  and Stated  Principal  Balance of any REO
Properties with respect to the Mortgage Loans;

(xvii)  the  aggregate  Accrued  Certificate  Interest  remaining  unpaid,  if any,  for  each
Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xviii) the aggregate  amount of Realized  Losses with respect to the Mortgage  Loans for such
Distribution  Date and the  aggregate  amount of Realized  Losses with respect to the Mortgage
Loans incurred since the Cut-off Date;

(xix)   the Pass-Through Rate on each Class of Certificates and the Net WAC Cap Rate;

(xx)    the Basis Risk Shortfalls and Prepayment Interest Shortfalls;

(xxi)   the  Overcollateralization  Amount  and  the  Required   Overcollateralization  Amount
following such Distribution Date;

(xxii)  the number and aggregate  principal  balance of the Mortgage Loans  repurchased  under
Section 4.07;

(xxiii) the  aggregate  amount  of any  recoveries  with  respect  to the  Mortgage  Loans  on previously foreclosed loans from Residential Funding;

(xxiv)  the weighted  average  remaining  term to maturity of the Mortgage  Loans after giving effect to the amounts distributed on such Distribution Date;

(xxv)   the weighted  average  Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xxvi)  the occurrence of the Stepdown Date; and

(xxvii) the amount,  if any,  required to be paid under any Derivative  Contract  entered into pursuant to Section 4.09 hereof.

        In the case of  information  furnished  pursuant to clauses  (i) and (ii)  above,  the amounts  shall be expressed as a dollar  amount per  Certificate  with a $1,000  denomination.
In addition  to the  statement  provided to the Trustee as set forth in this  Section 4.03(a), the Master  Servicer  shall  provide to any manager of a trust fund  consisting of some or all of the Certificates,  upon reasonable  request,  such additional  information as is reasonably obtainable by the Master Servicer at no additional  expense to the Master  Servicer.  Also, at the request of a Rating Agency,  the Master  Servicer shall provide the  information  relating to the  Reportable  Modified  Mortgage  Loans  substantially  in the form  attached  hereto as
Exhibit U to such Rating Agency within a reasonable period of time;  provided,  however,  that the Master  Servicer  shall not be required to provide such  information  more than four times in a calendar year to any Rating Agency.

(b)     Within a reasonable  period of time after it receives a written  request from a Holder of a Certificate,  other than a Class R  Certificate,  the Master  Servicer shall prepare,  or cause to be prepared,  and shall  forward,  or cause to be forwarded to each Person who at any time  during  the  calendar  year  was the  Holder  of a  Certificate,  other  than a  Class R
Certificate,  a statement  containing  the  information  set forth in clauses  (iv) and (v) of subsection (a) above  aggregated for such calendar year or applicable  portion  thereof during which such Person was a  Certificateholder.  Such  obligation of the Master  Servicer shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be provided by the Master Servicer pursuant to any requirements of the Code.

(c)     Within a  reasonable  period of time  after it  receives  a written  request  from any
Holder of a Class R Certificate,  the Master Servicer shall prepare,  or cause to be prepared, and shall  forward,  or cause to be  forwarded,  to each  Person  who at any time  during  the calendar year was the Holder of a Class R  Certificate,  a statement containing the applicable distribution  information provided pursuant to this Section 4.03  aggregated for such calendar year or  applicable  portion  thereof  during  which  such  Person was the Holder of a Class R
Certificate.  Such  obligation of the Master  Servicer  shall be deemed to have been satisfied to the extent  that  substantially  comparable  information  shall be  provided  by the Master
Servicer pursuant to any requirements of the Code.

(d)     Upon the written request of any  Certificateholder,  the Master  Servicer,  as soon as reasonably practicable,  shall provide the requesting  Certificateholder with such information as is necessary and appropriate,  in the Master  Servicer's sole  discretion,  for purposes of satisfying applicable reporting requirements under Rule 144A.

(e)     The Master  Servicer  shall,  on behalf of the  Depositor  and in respect of the Trust
Fund,  sign and cause to be filed with the  Commission  any  periodic  reports  required to be filed  under  the  provisions  of the  Exchange  Act,  and the rules  and  regulations  of the
Commission  thereunder,  including  without  limitation,  reports on Form 10-K,  Form 10-D and
Form 8-K.  In  connection  with the  preparation  and  filing of such  periodic  reports,  the
Trustee  shall  timely  provide to the Master  Servicer  (I) a list of  Certificateholders  as shown on the  Certificate  Register as of the end of each  calendar  year,  (II) copies of all pleadings,  other legal  process and any other  documents  relating to any claims,  charges or complaints  involving the Trustee,  as trustee hereunder,  or the Trust Fund that are received by a  Responsible  Officer of the  Trustee,  (III) notice of all matters  that,  to the actual knowledge  of a  Responsible  Officer of the  Trustee,  have been  submitted  to a vote of the
Certificateholders,  other  than  those  matters  that  have been  submitted  to a vote of the
Certificateholders  at the request of the  Depositor or the Master  Servicer,  and (IV) notice of any failure of the Trustee to make any distribution to the  Certificateholders  as required pursuant  to this  Agreement.  Neither  the Master  Servicer  nor the  Trustee  shall have any liability  with  respect to the Master  Servicer's  failure to  properly  prepare or file such periodic reports resulting from or relating to the Master  Servicer's  inability or failure to obtain any  information  not resulting  from the Master  Servicer's  own negligence or willful misconduct.

(f)     Any Form 10-K filed with the  Commission  in  connection  with this Section 4.03 shall include, with respect to the Certificates relating to such 10-K:

(i)     A certification,  signed by the senior officer in charge of the servicing functions of the Master  Servicer,  in the form attached as Exhibit T-1 hereto or such other form as may be required or permitted by the Commission  (the "Form 10-K  Certification"),  in compliance with
Rules  13a-14  and  15d-14  under  the  Exchange  Act and  any  additional  directives  of the
Commission.

(ii)    A report  regarding its  assessment of compliance  during the preceding  calendar year with all  applicable  servicing  criteria set forth in relevant  Commission  regulations  with respect to  mortgage-backed  securities  transactions  taken as a whole  involving  the Master
Servicer  that are backed by the same types of assets as those  backing the  certificates,  as
well  as  similar   reports  on  assessment   of   compliance   received  from  other  parties
participating in the servicing  function as required by relevant  Commission  regulations,  as described in Item 1122(a) of Regulation  AB. The Master  Servicer  shall obtain from all other parties participating in the servicing function any required assessments.

(iii)   With respect to each  assessment  report  described  immediately  above, a report by a registered  public  accounting  firm that attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in  relevant  Commission  regulations,  as  described  in
Regulation 1122(b) of Regulation AB and Section 3.19.

(iv)    The servicer compliance certificate required to be delivered pursuant Section 3.18.

(g)     In connection with the Form 10-K  Certification,  the Trustee shall provide the Master
Servicer with a back-up  certification  substantially  in the form attached  hereto as Exhibit
T-2.

(h)     This  Section  4.03 may be amended  in  accordance  with this  Agreement  without  the consent of the Certificateholders.

(i)     The  Trustee  shall make  available  on the  Trustee's  internet  website  each of the reports filed with the  Commission  by or on behalf of the  Depositor  under the Exchange Act, as soon as reasonably practicable upon delivery of such report to the Trustee.

Section 4.04.  Distribution of Reports to the Trustee and the Depositor; Advances by the
                      Master Servicer.

(a)     Prior to the close of business on the Business Day next succeeding each  Determination
Date,  the  Master  Servicer  shall  furnish a written  statement  (which may be in a mutually agreeable  electronic  format)  to the  Trustee,  any  Paying  Agent  and the  Depositor  (the
information  in such  statement  to be made  available  to  Certificateholders  by the  Master
Servicer  on  request)  (provided  that the  Master  Servicer  shall use its best  efforts  to deliver  such  written  statement  not later  than  12:00  p.m.  New York  time on the  second
Business Day prior to the  Distribution  Date) setting  forth (i) the  Available  Distribution
Amount,  (ii) the amounts  required to be withdrawn  from the Custodial  Account and deposited into the Certificate  Account on the immediately  succeeding  Certificate Account Deposit Date pursuant  to  clause  (iii) of  Section 4.01(a),  (iii)  the  amount  of  Prepayment  Interest
Shortfalls and Basis Risk Shortfalls,  (iv) the Yield Maintenance  Agreement Payment,  if any,
for  such  Distribution  Date  and (v)  the  amount,  if  any,  payable  to the  Trustee  by a
Derivative  Counterparty.  The  determination by the Master Servicer of such amounts shall, in the  absence  of  obvious  error,  be  presumptively  deemed to be  correct  for all  purposes hereunder  and  the  Trustee  shall  be  protected  in  relying  upon  the  same  without  any independent check or verification.

(b)     On or before 2:00 P.M. New York time on each  Certificate  Account  Deposit Date,  the
Master Servicer shall either (i) remit to the Trustee for deposit in the  Certificate  Account from its own funds, or funds received therefor from the  Subservicers,  an amount equal to the
Advances  to be made by the  Master  Servicer  in respect of the  related  Distribution  Date, which  shall  be in an  aggregate  amount  equal  to the sum of (A) the  aggregate  amount  of
Monthly  Payments other than Balloon  Payments (with each interest portion thereof adjusted to a per annum rate equal to the Net  Mortgage  Rate),  less the amount of any related  Servicing
Modifications,  Debt Service Reductions or Relief Act Shortfalls,  on the Outstanding Mortgage
Loans as of the related Due Date in the related Due Period,  which  Monthly  Payments were due during the related  Due Period and not  received as of the close of business as of the related
Determination  Date;  provided that no Advance  shall be made if it would be a  Nonrecoverable
Advance  and (B) with  respect to each  Balloon  Loan  delinquent  in  respect of its  Balloon
Payment as of the close of business  on the related  Determination  Date,  an amount  equal to the assumed Monthly Payment (with each interest  portion thereof  adjusted to a per annum rate equal to the Net  Mortgage  Rate) that would  have been due on the  related  Due Date based on the  original  amortization  schedule for such Balloon Loan until such Balloon Loan is finally liquidated,  over any payments of interest or principal  (with each interest  portion  thereof adjusted  to a per annum  rate  equal to the Net  Mortgage  Rate)  received  from the  related
Mortgagor as of the close of business on the related  Determination  Date and allocable to the
Due Date  during the  related  Due Period for each month  until such  Balloon  Loan is finally liquidated,  (ii) withdraw  from amounts on deposit in the Custodial  Account and remit to the
Trustee  for  deposit in the  Certificate  Account  all or a portion  of the  Amount  Held for
Future  Distribution  in discharge of any such Advance,  or (iii) make advances in the form of any combination of clauses (i) and (ii)  aggregating  the amount of such Advance.  Any portion of the Amount Held for Future  Distribution  so used shall be replaced by the Master  Servicer by deposit in the  Certificate  Account  on or before  11:00 A.M.  New York time on any future
Certificate  Account Deposit Date to the extent that funds  attributable to the Mortgage Loans that are available in the  Custodial  Account for deposit in the  Certificate  Account on such
Certificate  Account Deposit Date shall be less than payments to  Certificateholders  required to be made on the following  Distribution  Date. The Master  Servicer shall be entitled to use any Advance made by a Subservicer as described in  Section 3.07(b)  that has been deposited in the Custodial  Account on or before such  Distribution Date as part of the Advance made by the
Master  Servicer  pursuant to this  Section 4.04.  The  determination  by the Master  Servicer that it has  made a  Nonrecoverable  Advance  or that any  proposed  Advance,  if made,  would constitute  a  Nonrecoverable  Advance,  shall be evidenced  by a  certificate  of a Servicing
Officer  delivered to the  Depositor  and the Trustee.  In the event that the Master  Servicer determines  as of the Business Day  preceding  any  Certificate  Account  Deposit Date that it will be unable to deposit in the Certificate  Account an amount equal to the Advance  required to be made for the  immediately  succeeding  Distribution  Date,  it shall give  notice to the
Trustee of its  inability to advance  (such notice may be given by  telecopy),  not later than
3:00 P.M.,  New York time, on such Business  Day,  specifying  the portion of such amount that it will be unable to  deposit.  Not later than 3:00 P.M.,  New York time,  on the  Certificate
Account  Deposit Date the Trustee shall,  unless by 12:00 Noon, New York time, on such day the
Trustee  shall have been  notified in writing (by  telecopy)  that the Master  Servicer  shall have directly or indirectly  deposited in the  Certificate  Account such portion of the amount of the  Advance  as to which the Master  Servicer  shall have  given  notice  pursuant  to the
preceding  sentence,   pursuant  to  Section 7.01,   (a)  terminate  all  of  the  rights  and
obligations of the Master  Servicer under this Agreement in accordance with  Section 7.01  and
(b) assume  the rights  and  obligations  of the  Master  Servicer  hereunder,  including  the obligation  to  deposit in the  Certificate  Account an amount  equal to the  Advance  for the immediately  succeeding  Distribution  Date.  The Trustee  shall deposit all funds it receives pursuant to this Section 4.04(b) into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

(a)     Prior to each Distribution  Date, the Master Servicer shall determine the total amount
of  Realized   Losses,   if  any,  that  resulted   from  any  Cash   Liquidation,   Servicing
Modifications,  Debt Service Reduction,  Deficient  Valuation or REO Disposition that occurred during  the  related  Prepayment  Period  or,  in the case of a  Servicing  Modification  that constitutes a reduction of the interest rate on a Mortgage  Loan,  the amount of the reduction in the  interest  portion of the Monthly  Payment due in the month in which such  Distribution
Date  occurs.   The  amount  of  each  Realized  Loss  shall  be  evidenced  by  an  Officers'
Certificate.

(b)     All Realized Losses on the Mortgage Loans shall be allocated as follows:

(i)     first, to Excess Cash Flow in the amounts and priority as provided in Section 4.02;

(ii)    second, in reduction of the  Overcollateralization  Amount, until such amount has been reduced to zero;

(iii)   third,  to the  Class M-9  Certificates,  until the  aggregate  Certificate  Principal
                     Balance thereof has been reduced to zero;

(iv)    fourth,  to the  Class M-8  Certificates,  until the aggregate  Certificate  Principal
                     Balance thereof has been reduced to zero;

(v)     fifth,  to the  Class M-7  Certificates,  until the  aggregate  Certificate  Principal
                     Balance thereof has been reduced to zero;

(vi)    sixth,  to the  Class M-6  Certificates,  until the  aggregate  Certificate  Principal
                     Balance thereof has been reduced to zero;

(vii)   seventh,  to the Class M-5  Certificates,  until the aggregate  Certificate  Principal
                     Balance thereof has been reduced to zero;

(viii)  eighth,  to the  Class M-4  Certificates,  until the aggregate  Certificate  Principal
                     Balance thereof has been reduced to zero;

(ix)    ninth,  to the  Class M-3  Certificates,  until the  aggregate  Certificate  Principal
                     Balance thereof has been reduced to zero;

(x)     tenth,  to the  Class M-2  Certificates,  until the  aggregate  Certificate  Principal
                     Balance thereof has been reduced to zero;

(xi)    eleventh,  to the Class M-1  Certificates,  until the aggregate  Certificate Principal
                     Balance thereof has been reduced to zero; and

(xii)   twelfth,  to the Class A-1,  Class A-2,  Class A-3 and Class A-4 Certificates on a pro
                     rata  basis,  based  on  their  then  outstanding  Certificate  Principal
                     Balances  prior to  giving  effect  to  distributions  to be made on such
                     Distribution Date, until the aggregate  Certificate  Principal Balance of each such Class has been reduced to zero.

(c)     An  allocation  of a Realized  Loss on a "pro rata basis" among two or more  specified
Classes of  Certificates  means an allocation on a pro rata basis,  among the various  Classes so  specified,  to each such  Class of  Certificates  on the basis of their  then  outstanding
Certificate  Principal  Balances  prior to giving effect to  distributions  to be made on such
Distribution  Date in the case of the  principal  portion of a  Realized  Loss or based on the
Accrued  Certificate  Interest  thereon  payable on such  Distribution  Date in the case of an interest  portion of a Realized  Loss.  Any  allocation of the  principal  portion of Realized
Losses  (other  than  Debt  Service  Reductions)  to  the  Class A   Certificates  or  Class M
Certificates  shall be made by  reducing  the  Certificate  Principal  Balance  thereof by the amount so allocated,  which allocation  shall be deemed to have occurred on such  Distribution
Date;  provided,  that no such  reduction  shall reduce the  aggregate  Certificate  Principal
Balance of the  Certificates  below the  aggregate  Stated  Principal  Balance of the Mortgage
Loans.  Allocations  of the  interest  portions of Realized  Losses  (other than any  interest rate  reduction  resulting  from a Servicing  Modification)  shall be made by operation of the definition  of "Accrued  Certificate  Interest" for each  Class for  such  Distribution  Date.
Allocations  of the  interest  portion of a Realized  Loss  resulting  from an  interest  rate reduction  in  connection  with a Servicing  Modification  shall be made by  operation  of the priority of payment  provisions of  Section 4.02(c).  Allocations of the principal  portion of
Debt Service  Reductions  shall be made by operation of the priority of payment  provisions of
Section 4.02(c).   All  Realized  Losses  and  all  other  losses   allocated  to  a  Class of
Certificates  hereunder will be allocated among the  Certificates of such Class in  proportion to the Percentage Interests evidenced thereby.

(d)     All  Realized  Losses on the Mortgage  Loans shall be  allocated on each  Distribution
Date to the  REMIC I  Regular  Interests  as provided in the  definition  of REMIC I  Realized
Losses.

(e)     Realized Losses allocated to the Excess Cash Flow or the Overcollateralization  Amount
pursuant  to  paragraphs  (a),  (b)  or  (c)  of  this  Section,  the  definition  of  Accrued
Certificate  Interest and the operation of  Section 4.02(c)  shall be deemed  allocated to the
Class SB  Certificates.  Realized Losses allocated to the Class SB  Certificates shall, to the extent such Realized Losses  represent  Realized Losses on an interest  portion,  be allocated to the REMIC II  Regular  Interest SB-IO.  Realized  Losses  allocated to the Excess Cash Flow pursuant  to  paragraph  (b) of this  Section  shall be deemed to reduce  Accrued  Certificate
Interest  on  the  REMIC II  Regular   Interest  SB-IO.   Realized  Losses  allocated  to  the
Overcollateralization  Amount  pursuant to paragraph (b) of this Section shall be deemed first to reduce the principal  balance of the REMIC II  Regular  Interest SB-PO until such principal balance shall have been reduced to zero and thereafter to reduce  accrued and unpaid  interest on the REMIC II Regular Interest SB-IO.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers  shall file  information  returns with respect to the  receipt  of  mortgage  interest  received  in a trade  or  business,  the  reports  of foreclosures  and  abandonments  of any  Mortgaged  Property  and  the  informational  returns relating to  cancellation  of  indebtedness  income  with  respect to any  Mortgaged  Property required  by Sections  6050H,  6050J and 6050P of the Code,  respectively,  and deliver to the
Trustee  an  Officers'  Certificate  on or before  March 31 of each year,  beginning  with the first  March 31 that  occurs at least six months  after the Cut-off  Date,  stating  that such reports have been filed.  Such reports shall be in form and  substance  sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

(a)     With respect to any Mortgage  Loan which is  delinquent in payment by 90 days or more, the Master  Servicer  may, at its option,  purchase such Mortgage Loan from the Trustee at the
Purchase Price  therefor;  provided,  that such Mortgage Loan is 90 days or more delinquent at the time of repurchase.

(b)     If at any  time  the  Master  Servicer  makes a  payment  to the  Certificate  Account covering the amount of the Purchase  Price for such a Mortgage  Loan as provided in clause (a)
above, and the Master Servicer  provides to the Trustee a certification  signed by a Servicing
Officer  stating  that the  amount  of such  payment  has been  deposited  in the  Certificate
Account,  then the Trustee shall  execute the  assignment of such Mortgage Loan at the request of the Master  Servicer  without  recourse to the Master  Servicer  which shall succeed to all the Trustee's  right,  title and interest in and to such Mortgage  Loan,  and all security and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright and not for security.  The Master  Servicer will  thereupon own such  Mortgage,  and all such security and documents,  free of any  further  obligation  to the  Trustee or the  Certificateholders  with respect thereto.

Section 4.08.  Limited Mortgage Loan Repurchase Right.
        The Limited  Repurchase  Right Holder will have the option at any time to purchase any of the  Mortgage  Loans  from the  Trustee  at the  Purchase  Price,  up to a maximum  of five
Mortgage  Loans.  In the event that this option is exercised as to any five Mortgage  Loans in the aggregate,  this option will thereupon  terminate.  If at any time the Limited  Repurchase
Right Holder makes a payment to the  Certificate  Account  covering the amount of the Purchase
Price for such a Mortgage  Loan,  and the  Limited  Repurchase  Right  Holder  provides to the
Trustee  a  certification  signed  by a  Servicing  Officer  stating  that the  amount of such payment has been  deposited in the  Certificate  Account,  then the Trustee  shall execute the assignment  of such  Mortgage  Loan at the  request of the  Limited  Repurchase  Right  Holder without  recourse to the  Limited  Repurchase  Right  Holder  which  shall  succeed to all the
Trustee's  right,  title and  interest in and to such  Mortgage  Loan,  and all  security  and documents  relative  thereto.  Such  assignment  shall be an  assignment  outright and not for security.  The Limited  Repurchase  Right Holder will  thereupon  own such  Mortgage,  and all such  security  and  documents,  free  of  any  further  obligation  to  the  Trustee  or  the
Certificateholders  with respect  thereto.  Any tax on "prohibited  transactions"  (as defined in Section  860F(a)(2)  of the Code) imposed on any REMIC  resulting  from the exercise of the optional repurchase in this Section 4.08 shall in no event be payable by the Trustee.

Section 4.09.  Derivative Contracts.

(a)     The Trustee shall, at the written  direction of the Master Servicer,  on behalf of the
Trust  Fund,  enter  into  Derivative  Contracts,  solely  for the  benefit  of the  Class  SB
Certificates.  Any such Derivative  Contract shall constitute a fully prepaid  agreement.  The
Master  Servicer shall  determine,  in its sole  discretion,  whether any Derivative  Contract conforms to the  requirements  of clauses (b) and (c) of this Section  4.09.  Any  acquisition of a Derivative  Contract shall be accompanied by an appropriate  amendment to this Agreement, including an Opinion of Counsel,  as provided in Section  11.01,  and either (i) an Opinion of
Counsel to the  effect  that the  existence  of the  Derivative  Contract  will not  adversely affect the  availability of the exemptive  relief  afforded under ERISA by U.S.  Department of
Labor Prohibited  Transaction  Exemption ("PTE") 94-29, as most recently amended, 67 Fed. Reg.
54487  (Aug.  22,  2002),  to  the  Holders  of the  Class  A  Certificates  or  the  Class  M
Certificates,  as of the date the Derivative  Contract is acquired by the Trustee; or (ii) the consent of each holder of a Class A Certificate or Class M Certificate  to the  acquisition of such  Derivative  Contract.  All  collections,  proceeds  and other  amounts in respect of the
Derivative  Contracts  payable by the  Derivative  Counterparty  shall be  distributed  to the
Class SB Certificates on the Distribution  Date following  receipt thereof by the Trustee.  In no event  shall  such an  instrument  constitute  a part of any REMIC  created  hereunder.  In addition,  in the event any such  instrument is  deposited,  the Trust Fund shall be deemed to be divided  into two  separate  and  discrete  sub-trusts.  The  assets of one such  sub-trust shall  consist of all the assets of the Trust Fund other than such  instrument  and the assets of the other sub-trust shall consist solely of such instrument.

(b)     Any  Derivative  Contract that provides for any payment  obligation on the part of the
Trust  Fund must (i) be  without  recourse  to the assets of the Trust  Fund,  (ii)  contain a non-petition  covenant provision from the Derivative  Counterparty,  (iii) limit payment dates thereunder to Distribution  Dates and (iv) contain a provision  limiting any cash payments due to the  Derivative  Counterparty  on any day under such  Derivative  Contract  solely to funds available  therefor in the  Certificate  Account to make  payments to the Holders of the Class
SB Certificates on such Distribution Date.

(c)     Each  Derivative  Contract  must (i) provide for the direct  payment of any amounts by the Derivative  Counterparty  thereunder to the Certificate  Account at least one Business Day prior to the  related  Distribution  Date,  (ii)  contain  an  assignment  of all of the Trust
Fund's rights (but none of its obligations)  under such Derivative  Contract to the Trustee on behalf  the Class SB  Certificates  and shall  include an  express  consent of the  Derivative
Counterparty  to such  assignment,  (iii)  provide that in the event of the  occurrence  of an
Event of Default,  such  Derivative  Contract shall terminate upon the direction of a majority
Percentage  Interest  of  the  Class  SB  Certificates,   and  (iv)  prohibit  the  Derivative
Counterparty  from  "setting-off"  or "netting"  other  obligations  of the Trust Fund and its
Affiliates against such Derivative Counterparty's payment obligations thereunder.

Section 4.10.  Yield Maintenance Agreement.

(a)     In the event  that the  Trustee  does not  receive by the  Business  Day  preceding  a
Distribution   Date  the  amount  as   specified   by  the   Master   Servicer   pursuant   to
Section 4.04(a)(iv)  hereof as the amount to be paid with respect to such Distribution Date by the Yield Maintenance  Agreement Provider under the Yield Maintenance  Agreement,  the Trustee shall enforce the  obligation of the Yield  Maintenance  Agreement  Provider  thereunder.  The parties hereto  acknowledge that the Yield Maintenance  Agreement Provider shall be making all calculations,  and determine the amounts to be paid,  under the Yield  Maintenance  Agreement.
Absent  manifest  error,  the  Trustee  may  conclusively   rely  on  such   calculations  and
determination   and  any  notice  received  by  it  from  the  Master  Servicer   pursuant  to
Section 4.04(a)(iv) hereof.

(b)     The Trustee  shall  deposit or cause to be  deposited  any amount  received  under the
Yield Maintenance  Agreement into the Certificate  Account on the date such amount is received
from  the  Yield  Maintenance   Agreement  Provider  under  the  Yield  Maintenance  Agreement
(including  termination  payments,  if any). All payments received under the Yield Maintenance
Agreement   shall  be   distributed   in  accordance   with  the   priorities   set  forth  in
Section 4.02(c) hereof.

(c)     In the  event  that the  Yield  Maintenance  Agreement,  or any  replacement  thereof, terminates  prior to the  Distribution  Date in June  2011,  the  Master  Servicer,  but at no
expense to the Master Servicer,  on behalf of the Trustee,  to the extent that the termination value under the Yield Maintenance  Agreement is sufficient  therefor and only to the extent of the  termination  payment  received  from the  Yield  Maintenance  Agreement  Provider,  shall
(i) cause  a new yield  maintenance  agreement  provider  to assume  the  obligations  of such terminated  yield  maintenance  agreement  provider  or  (ii) cause  a new  yield  maintenance agreement  provider  to enter  into a new yield  maintenance  agreement  with the  Trust  Fund having substantially similar terms as those set forth in the Yield Maintenance Agreement.

ARTICLE V

                                       THE CERTIFICATES

Section 5.01.  The Certificates.

(a)     The Class A  Certificates,  Class M  Certificates,  Class SB  Certificates and Class R
Certificates  shall be  substantially  in the forms set  forth in  Exhibits  A, B, C, D and E, respectively,  and shall,  on original  issue, be executed and delivered by the Trustee to the
Certificate  Registrar for  authentication  and delivery to or upon the order of the Depositor upon  receipt  by the  Trustee  or one or  more  Custodians  of  the  documents  specified  in
Section 2.01.  Each Class of Class A  Certificates and the Class M-1  Certificates,  Class M-2
Certificates and Class M-3  Certificates shall be issuable in minimum dollar  denominations of
$100,000  and  integral  multiples  of $1  in  excess  thereof.  The  Class M-4  Certificates,
Class M-5   Certificates,    Class M-6   Certificates,   Class M-7   Certificates,   Class M-8
Certificates and Class M-9  Certificates shall be issuable in minimum dollar  denominations of
$250,000 and integral  multiples of $1 in excess thereof.  The Class SB  Certificates shall be issuable  in  registered,  certificated  form in  minimum  percentage  interests  of 5.00% and integral  multiples of 0.01% in excess thereof.  Each Class of Class R  Certificates  shall be issued in  registered,  certificated  form in  minimum  percentage  interests  of  20.00%  and
integral  multiples  of  0.01%  in  excess  thereof;  provided,   however,  that  one  Class R
Certificate  of each  Class will  be  issuable  to the  REMIC  Administrator  as "tax  matters person"  pursuant to  Section 10.01(c)  in a minimum  denomination  representing  a Percentage
Interest of not less than 0.01%.  The  Certificates  shall be executed by manual or  facsimile signature  on behalf  of an  authorized  officer  of the  Trustee.  Certificates  bearing  the manual or facsimile  signatures  of  individuals  who were at any time the proper  officers of the Trustee  shall bind the  Trustee,  notwithstanding  that such  individuals  or any of them have  ceased  to  hold  such  offices  prior  to  the  authentication  and  delivery  of  such
Certificate  or did not hold such  offices at the date of such  Certificates.  No  Certificate shall be entitled to any benefit  under this  Agreement,  or be valid for any purpose,  unless there appears on such  Certificate a certificate of  authentication  substantially in the form provided  for herein  executed by the  Certificate  Registrar  by manual  signature,  and such certificate upon any Certificate  shall be conclusive  evidence,  and the only evidence,  that such  Certificate  has been duly  authenticated  and  delivered  hereunder.  All  Certificates shall be dated the date of their authentication.

(b)     The Class A  Certificates and Class M Certificates shall initially be issued as one or more  Certificates  registered  in the name of the  Depository  or its nominee and,  except as provided  below,  registration  of such  Certificates  may not be  transferred  by the Trustee except  to  another  Depository  that  agrees  to hold such  Certificates  for the  respective
Certificate  Owners with  Ownership  Interests  therein.  The  Certificate  Owners  shall hold their  respective  Ownership  Interests  in  and  to  each  Class A  Certificate  and  Class M
Certificate  through the  book-entry  facilities  of the  Depository  and,  except as provided below,  shall  not be  entitled  to  Definitive  Certificates  in  respect  of such  Ownership
Interests.  All transfers by Certificate  Owners of their  respective  Ownership  Interests in the Book-Entry  Certificates  shall be made in accordance  with the procedures  established by the  Depository  Participant or brokerage  firm  representing  such  Certificate  Owner.  Each
Depository  Participant  shall  transfer  the  Ownership  Interests  only  in  the  Book-Entry
Certificates  of Certificate  Owners it represents or of brokerage  firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee,  the Master  Servicer and the Depositor  may for all purposes  (including the making of payments due on the  respective  Classes of Book-Entry  Certificates)  deal with the  Depository as the authorized  representative  of the  Certificate  Owners with respect to the  respective  Classes of Book-Entry  Certificates  for purposes of exercising the rights of
Certificateholders   hereunder.   The  rights  of  Certificate  Owners  with  respect  to  the respective  Classes of Book-Entry  Certificates  shall be limited to those  established by law and agreements between such Certificate  Owners and the Depository  Participants and brokerage firms  representing  such  Certificate  Owners.  Multiple  requests and  directions  from, and votes of, the  Depository as Holder of any Class of  Book-Entry  Certificates  with respect to any  particular  matter  shall not be deemed  inconsistent  if they are made with  respect  to different  Certificate  Owners.  The  Trustee  may  establish  a  reasonable  record  date  in connection  with  solicitations  of consents  from or voting by  Certificateholders  and shall give notice to the Depository of such record date.

        If with  respect to any  Book-Entry  Certificate  (i)(A)  the  Depositor  advises  the
Trustee in writing  that the  Depository  is no longer  willing or able to properly  discharge its  responsibilities  as Depository with respect to such  Book-Entry  Certificate and (B) the
Depositor is unable to locate a qualified  successor,  or (ii) (A) the Depositor at its option advises the Trustee in writing  that it elects to  terminate  the  book-entry  system for such
Book-Entry  Certificate  through  the  Depository  and (B) upon  receipt  of  notice  from the
Depository  of  the  Depositor's   election  to  terminate  the  book-entry  system  for  such
Book-Entry  Certificate,  the Depository  Participants  holding  beneficial  interests in such
Book-Entry  Certificates  agree to initiate  such  termination,  the Trustee  shall notify all
Certificate Owners of such Book-Entry Certificate,  through the Depository,  of the occurrence of any such event and of the  availability of Definitive  Certificates  to Certificate  Owners
requesting  the same.  Upon  surrender to the Trustee of the  Book-Entry  Certificates  by the
Depository,  accompanied by registration  instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates.

        In addition,  if an Event of Default has occurred and is continuing,  each Certificate
Owner  materially   adversely  affected  thereby  may  at  its  option  request  a  Definitive
Certificate  evidencing such Certificate  Owner's Percentage  Interest in the related Class of
Certificates.  In order to make such request,  such  Certificate  Owner shall,  subject to the rules and  procedures of the  Depository,  provide the  Depository  or the related  Depository
Participant  with directions for the  Certificate  Registrar to exchange or cause the exchange of  the  Certificate  Owner's  interest  in  such  Class of  Certificates  for  an  equivalent
Percentage  Interest in fully  registered  definitive  form.  Upon receipt by the  Certificate
Registrar of instructions  from the Depository  directing the Certificate  Registrar to effect such exchange (such instructions to contain  information  regarding the Class of  Certificates and the Certificate Principal Balance being exchanged,  the Depository  Participant account to be debited with the  decrease,  the  registered  holder of and delivery  instructions  for the
Definitive  Certificate,  and any other  information  reasonably  required by the  Certificate
Registrar),  (i) the  Certificate  Registrar  shall  instruct  the  Depository  to reduce  the related Depository  Participant's  account by the aggregate  Certificate  Principal Balance of the  Definitive  Certificate,  (ii) the Trustee  shall execute and the  Certificate  Registrar
shall   authenticate   and  deliver,   in  accordance  with  the   registration  and  delivery
instructions   provided  by  the  Depository,   a  Definitive   Certificate   evidencing  such
Certificate  Owner's Percentage  Interest in such Class of  Certificates and (iii) the Trustee shall execute and the Certificate  Registrar shall  authenticate a new Book-Entry  Certificate reflecting  the  reduction in the  aggregate  Certificate  Principal  Balance of such Class of
Certificates by the amount of the Definitive Certificates.

        None of the  Depositor,  the Master  Servicer or the  Trustee  shall be liable for any actions taken by the Depository or its nominee,  including,  without limitation,  any delay in delivery of any instructions  required under this Section 5.01 and may  conclusively  rely on, and shall be  protected  in relying on, such  instructions.  Upon the  issuance of  Definitive
Certificates,  the  Trustee  and the  Master  Servicer  shall  recognize  the  Holders  of the
Definitive Certificates as Certificateholders hereunder.

(c)     Each of the  Certificates is intended to be a "security"  governed by Article 8 of the
Uniform  Commercial  Code as in  effect  in the  State of New York  and any  other  applicable jurisdiction, to the extent that any of such laws may be applicable.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trustee  shall cause to be kept at one of the offices or agencies to be  appointed by the Trustee in accordance  with the provisions of  Section 8.12  a Certificate  Register in which, subject to such reasonable  regulations as it may prescribe,  the Trustee shall provide for the  registration  of  Certificates  and of transfers  and  exchanges of  Certificates  as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of registering  Certificates  and transfers and exchanges of Certificates as herein  provided.
The  Certificate  Registrar,  or  the  Trustee,  shall  provide  the  Master  Servicer  with a
certified  list  of   Certificateholders   as  of  each  Record  Date  prior  to  the  related
Determination Date.

(b)     Upon  surrender  for  registration  of  transfer of any  Certificate  at any office or agency of the Trustee  maintained for such purpose  pursuant to Section 8.12  and, in the case of any Class SB  Certificate or Class R  Certificate,  upon satisfaction of the conditions set forth below,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in  the  name  of  the  designated  transferee  or  transferees,  one  or  more  new
Certificates of a like Class and aggregate Percentage Interest.

(c)     At the  option of the  Certificateholders,  Certificates  may be  exchanged  for other
Certificates of authorized  denominations of a like Class and aggregate  Percentage  Interest, upon  surrender of the  Certificates  to be  exchanged at any such office or agency.  Whenever any  Certificates  are  so  surrendered  for  exchange  the  Trustee  shall  execute  and  the
Certificate  Registrar shall  authenticate  and deliver the  Certificates of such  Class which
the  Certificateholder   making  the  exchange  is  entitled  to  receive.  Every  Certificate presented  or  surrendered  for  transfer or exchange  shall (if so required by the Trustee or the Certificate  Registrar) be duly endorsed by, or be accompanied by a written  instrument of transfer in form  satisfactory to the Trustee and the Certificate  Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d)     No transfer,  sale, pledge or other  disposition of a Class SB  Certificate or Class R
Certificate  shall be made unless such transfer,  sale,  pledge or other disposition is exempt from the  registration  requirements  of the  Securities  Act of 1933,  as amended  (the "1933
Act"),  and any applicable  state  securities  laws or is made in accordance with said Act and laws. Except as otherwise  provided in this  Section 5.02(d),  in the event that a transfer of a  Class SB  Certificate  or Class R  Certificate  is to be made,  (i)  unless  the  Depositor directs  the  Trustee  otherwise,  the  Trustee  shall  require a written  Opinion  of Counsel acceptable to and in form and  substance  satisfactory  to the Trustee and the Depositor  that such transfer may be made pursuant to an exemption,  describing the  applicable  exemption and the basis  therefor,  from said Act and laws or is being made  pursuant  to said Act and laws, which  Opinion  of  Counsel  shall not be an  expense  of the  Trustee,  the Trust  Fund,  the
Depositor  or the Master  Servicer,  and (ii) the  Trustee  shall  require the  transferee  to execute a  representation  letter,  substantially  in the form of  Exhibit I  hereto,  and the
Trustee shall require the  transferor to execute a  representation  letter,  substantially  in the form of Exhibit J  hereto,  each  acceptable to and in form and substance  satisfactory to the  Depositor  and the  Trustee  certifying  to the  Depositor  and  the  Trustee  the  facts surrounding  such  transfer,  which  representation  letters  shall not be an  expense  of the
Trustee,  the Trust Fund, the Depositor or the Master  Servicer.  In lieu of the  requirements
set  forth  in  the  preceding  sentence,   transfers  of  Class SB  Certificates  or  Class R
Certificates  may  be  made  in  accordance  with  this  Section 5.02(d)  if  the  prospective transferee  of such a  Certificate  provides  the  Trustee  and the  Master  Servicer  with an investment  letter  substantially in the form of Exhibit N  attached hereto,  which investment letter shall not be an expense of the Trustee,  the  Depositor,  or the Master  Servicer,  and
which investment  letter states that, among other things,  such transferee (i) is a "qualified institutional  buyer" as defined under  Rule 144A,  acting for its own account or the accounts of other "qualified  institutional  buyers" as defined under Rule 144A, and (ii) is aware that the  proposed  transferor  intends to rely on the  exemption  from  registration  requirements under the 1933 Act  provided  by Rule 144A.  The Holder of a Class SB  Certificate  or Class R
Certificate  desiring to effect any transfer,  sale,  pledge or other  disposition  shall, and does hereby  agree to,  indemnify  the Trustee,  the  Depositor,  the Master  Servicer and the
Certificate  Registrar against any liability that may result if the transfer,  sale, pledge or other  disposition  is not so exempt or is not made in accordance  with such federal and state laws and this Agreement.

(e)     (i) In the case of any  Class SB  Certificate  or Class R  Certificate  presented  for registration  in the name of any Person,  either (A) the Trustee  shall  require an Opinion of
Counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Depositor and the  Master  Servicer  to the  effect  that  the  purchase  or  holding  of such  Class SB
Certificate or Class R  Certificate is permissible  under  applicable law, will not constitute
or  result  in  any  non-exempt   prohibited   transaction   under  Section 406  of  ERISA  or
Section 4975  of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee,  the Depositor or the Master  Servicer to any obligation or liability
(including  obligations or liabilities  under ERISA or  Section 4975  of the Code) in addition to those  undertaken  in this  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee,  the Depositor or the Master  Servicer,  or (B) the prospective  transferee shall
be  required  to  provide  the  Trustee,   the  Depositor  and  the  Master  Servicer  with  a
certification  to the effect set forth in Exhibit P  (with respect to a Class SB  Certificate)
or in paragraph  fifteen of  Exhibit H-1  (with respect to a Class R  Certificate),  which the
Trustee may rely upon without further inquiry or investigation,  or such other  certifications as the Trustee may deem desirable or necessary in order to establish  that such  transferee or the Person in whose name such  registration  is requested  is not an employee  benefit plan or other  plan or  arrangement  subject  to the  prohibited  transaction  provisions  of ERISA or
Section 4975  of the Code,  or any  Person  (including  an  insurance  company  investing  its general  accounts,  an investment  manager,  a named  fiduciary or a trustee of any such plan)
who is  using  "plan  assets"  of any  such  plan to  effect  such  acquisition  (each  of the foregoing, a "Plan Investor").

               (ii)  Any  Transferee  of  a  Class M   Certificate  will  be  deemed  to  have
represented  by virtue of its purchase or holding of such  Certificate  (or interest  therein)
that either (a) such  Transferee  is not a Plan  Investor,  (b) it has acquired and is holding such  Certificate in reliance on U.S.  Department of Labor  Prohibited  Transaction  Exemption
("PTE") 94-29, as most recently  amended by PTE 2002-41,  67 Fed. Reg. 54487  (Aug. 22,  2002)
(the "RFC  Exemption"),  and that it  understands  that there are  certain  conditions  to the availability  of the RFC Exemption,  including  that such  Certificate  must be rated,  at the time of purchase,  not lower than "BBB-" (or its  equivalent)  by Fitch,  Standard & Poor's or
Moody's or (c) (x) such  Transferee is an insurance  company,  (y) the source of funds used to purchase or hold such  Certificate  (or interest  therein) is an  "insurance  company  general account" (as defined in Prohibited  Transaction  Class Exemption  ("PTCE") 95-60), and (z) the
conditions  set forth in  Sections I and III of PTCE 95-60 have been  satisfied  (each  entity that satisfies this clause (c), a "Complying Insurance Company").

               (iii)  If any  Class M  Certificate  (or any  interest  therein) is acquired or held by any Person that does not satisfy the  conditions  described in  paragraph  (ii) above, then the last preceding  Transferee that either (x) is not a Plan Investor,  (y) acquired such
Certificate  in  compliance  with the RFC  Exemption or (z) is a Complying  Insurance  Company
shall  be  restored,  to the  extent  permitted  by law,  to all  rights  and  obligations  as
Certificate  Owner  thereof  retroactive  to  the  date  of  such  Transfer  of  such  Class M
Certificate.  The Trustee  shall be under no  liability  to any Person for making any payments due on such Certificate to such preceding Transferee.

               (iv)   Any  purported  Certificate  Owner whose  acquisition  or holding of any
Class SB Certificate or Class M  Certificate  (or interest  therein) was effected in violation of the restrictions in this  Section 5.02(e)  shall indemnify and hold harmless the Depositor, the Trustee,  the Master Servicer,  any  Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities,  claims,  costs or expenses incurred by such parties as a result of such acquisition or holding.

(f)     (i)    Each  Person  who has or who  acquires  any  Ownership  Interest  in a  Class R
Certificate  shall be deemed by the acceptance or  acquisition  of such Ownership  Interest to have agreed to be bound by the following  provisions  and to have  irrevocably  authorized the
Trustee or its designee  under  clause  (iii)(A)  below to deliver  payments to a Person other than such  Person and to  negotiate  the terms of any  mandatory  sale under  clause  (iii)(B)
below and to execute all  instruments  of transfer  and to do all other  things  necessary  in connection  with any such sale.  The rights of each Person  acquiring any  Ownership  Interest in a Class R Certificate are expressly subject to the following provisions:

(A)     Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
shall be a  Permitted  Transferee  and shall  promptly  notify  the  Trustee  of any change or impending change in its status as a Permitted Transferee.

(B)     In  connection  with any  proposed  Transfer  of any  Ownership  Interest in a Class R
Certificate,  the Trustee  shall  require  delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of:

(I)     an  affidavit  and  agreement  (a  "Transfer  Affidavit  and  Agreement,"  in the form attached  hereto  as  Exhibit H-1)  from  the  proposed  Transferee,  in  form  and  substance satisfactory to the Master  Servicer,  representing and warranting,  among other things,  that it is a Permitted  Transferee,  that it is not acquiring its Ownership Interest in the Class R
Certificate  that is the subject of the proposed  Transfer as a nominee,  trustee or agent for any Person who is not a Permitted  Transferee,  that for so long as it retains  its  Ownership
Interest in a Class R  Certificate,  it will  endeavor to remain a Permitted  Transferee,  and that it has reviewed the  provisions of this  Section 5.02(f)  and agrees to be bound by them,
and

(II)    a certificate, in the form attached hereto as Exhibit H-2,  from the Holder wishing to transfer the Class R Certificate,  in form and substance  satisfactory to the Master Servicer, representing and warranting,  among other things,  that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C)     Notwithstanding  the  delivery of a Transfer  Affidavit  and  Agreement  by a proposed
Transferee  under clause (B) above,  if a  Responsible  Officer of the Trustee who is assigned to this  Agreement  has actual  knowledge  that the  proposed  Transferee  is not a  Permitted
Transferee,  no Transfer of an Ownership  Interest in a Class R  Certificate  to such proposed
Transferee shall be effected.

(D)     Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate
shall agree (x) to require a Transfer  Affidavit and  Agreement  from any other Person to whom such Person attempts to transfer its Ownership  Interest in a Class R  Certificate and (y) not
to transfer its  Ownership  Interest  unless it provides a  certificate  to the Trustee in the form attached hereto as Exhibit H-2.

(E)     Each Person holding or acquiring an Ownership  Interest in a Class R  Certificate,  by
purchasing  an  Ownership  Interest in such  Certificate,  agrees to give the Trustee  written notice that it is a "pass-through  interest  holder" within the meaning of Temporary  Treasury
Regulations  Section 1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership  Interest in a  Class R  Certificate,  if  it  is,  or  is  holding  an  Ownership  Interest  in a  Class R
Certificate on behalf of, a "pass-through interest holder."

(ii)    The Trustee shall  register the Transfer of any Class R  Certificate  only if it shall have received the Transfer  Affidavit and Agreement,  a certificate  of the Holder  requesting such transfer in the form attached  hereto as Exhibit H-2  and all of such other  documents as shall have been  reasonably  required  by the  Trustee as a  condition  to such  registration.
Transfers  of  the  Class R   Certificates  to  Non-United  States  Persons  and  Disqualified
Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

(A)     If any Disqualified Organization shall become a holder of a Class R Certificate,  then the last preceding  Permitted  Transferee  shall be restored,  to the extent permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration  of such  Transfer of such  Class R  Certificate.  If a  Non-United  States  Person shall become a holder of a  Class R  Certificate,  then the last  preceding  United  States  Person  shall be restored,  to the extent  permitted by law, to all rights and  obligations  as Holder  thereof retroactive to the date of  registration  of such Transfer of such Class R  Certificate.  If a transfer  of a Class R  Certificate  is  disregarded  pursuant to the  provisions  of Treasury
Regulations   Section 1.860E-1  or   Section 1.860G-3,   then  the  last  preceding  Permitted
Transferee  shall be restored,  to the extent  permitted by law, to all rights and obligations as Holder  thereof  retroactive to the date of  registration  of such Transfer of such Class R
Certificate.  The Trustee  shall be under no liability to any Person for any  registration  of
Transfer of a Class R  Certificate  that is in fact not permitted by this  Section 5.02(f)  or for making  any  payments  due on such  Certificate  to the  holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)     If any  purported  Transferee  shall  become  a Holder  of a  Class R  Certificate  in violation of the restrictions in this  Section 5.02(f)  and to the extent that the retroactive restoration  of the rights of the Holder of such  Class R  Certificate  as described in clause
(iii)(A)  above shall be invalid,  illegal or  unenforceable,  then the Master  Servicer shall have  the  right,  without  notice  to  the  holder  or  any  prior  holder  of  such  Class R
Certificate,  to sell such Class R  Certificate to a purchaser selected by the Master Servicer on such terms as the Master  Servicer may choose.  Such  purported  Transferee  shall promptly endorse and deliver  each Class R  Certificate  in  accordance  with the  instructions  of the
Master  Servicer.  Such  purchaser may be the Master  Servicer  itself or any Affiliate of the
Master  Servicer.  The  proceeds  of such sale,  net of the  commissions  (which  may  include commissions  payable to the Master  Servicer or its  Affiliates),  expenses  and taxes due, if any,  will be remitted  by the Master  Servicer to such  purported  Transferee.  The terms and conditions of any sale under this clause  (iii)(B) shall be determined in the sole  discretion of the Master  Servicer,  and the Master  Servicer shall not be liable to any Person having an
Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iii)   The Master  Servicer,  on behalf of the Trustee,  shall make  available,  upon written request from the Trustee, all information necessary to compute any tax imposed

(A)     as a result of the Transfer of an Ownership  Interest in a Class R  Certificate to any
Person  who is a  Disqualified  Organization,  including  the  information  regarding  "excess inclusions"  of such  Class R  Certificates  required to be provided to the  Internal  Revenue
Service and certain Persons as described in Treasury Regulations  Sections  1.860D-1(b)(5) and
1.860E-2(a)(5), and

(B)     as a result of any regulated investment company,  real estate investment trust, common trust fund,  partnership,  trust, estate or organization described in Section 1381 of the Code that holds an Ownership  Interest in a Class R  Certificate having as among its record holders at any time  any  Person  who is a  Disqualified  Organization.  Reasonable  compensation  for providing such information may be required by the Master Servicer from such Person.

(iv)    The  provisions  of this  Section 5.02(f)  set forth  prior to this clause (iv) may be modified,  added to or  eliminated,  provided  that  there  shall have been  delivered  to the
Trustee the following:

(A)     written  notification  from each Rating  Agency to the effect  that the  modification, addition to or elimination of such  provisions  will not cause such Rating Agency to downgrade its then-current  ratings, if any, of the Class A  Certificates or Class M  Certificates below the lower of the  then-current  rating or the rating  assigned to such  Certificates as of the
Closing Date by such Rating Agency; and

(B)     a certificate of the Master Servicer  stating that the Master Servicer has received an
Opinion of Counsel, in form and substance  satisfactory to the Master Servicer,  to the effect that such  modification,  addition to or absence of such  provisions  will not cause any REMIC created  hereunder  to cease to  qualify  as a REMIC and will not cause (x) any REMIC  created hereunder  to be  subject  to an  entity-level  tax  caused  by the  Transfer  of any  Class R
Certificate  to a Person that is a Disqualified  Organization  or (y) a  Certificateholder  or
another  Person to be  subject to a  REMIC-related  tax  caused by the  Transfer  of a Class R
Certificate to a Person that is not a Permitted Transferee.

(g)     No service  charge shall be made for any transfer or exchange of  Certificates  of any
Class,  but  the  Trustee  may  require  payment  of a sum  sufficient  to  cover  any  tax or governmental  charge  that may be imposed in  connection  with any  transfer  or  exchange  of
Certificates.

(h)     All  Certificates  surrendered  for transfer  and  exchange  shall be destroyed by the
Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate  Registrar,  or the
Trustee  and  the  Certificate  Registrar  receive  evidence  to  their  satisfaction  of  the destruction,  loss or theft of any  Certificate,  and (ii) there is  delivered  to the Trustee and the  Certificate  Registrar  such security or indemnity as may be required by them to save each of them  harmless,  then,  in the  absence of notice to the  Trustee  or the  Certificate
Registrar  that such  Certificate  has been  acquired  by a bona fide  purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like  tenor,  Class and  Percentage  Interest  but  bearing a number not  contemporaneously outstanding.  Upon the issuance of any new  Certificate  under this  Section,  the Trustee may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other  expenses  (including  the fees and expenses
of  the  Trustee  and  the  Certificate   Registrar)   connected   therewith.   Any  duplicate
Certificate  issued  pursuant  to this  Section shall  constitute  complete  and  indefeasible evidence of ownership in the Trust Fund,  as if  originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior  to  due  presentation  of a  Certificate  for  registration  of  transfer,  the
Depositor,  the Master Servicer,  the Trustee, the Certificate  Registrar and any agent of the
Depositor,  the Master  Servicer,  the  Trustee  or the  Certificate  Registrar  may treat the
Person in whose name any  Certificate is registered as the owner of such  Certificate  for the purpose  of  receiving  distributions  pursuant  to  Section 4.02  and for all other  purposes whatsoever,  except as and to the extent  provided in the  definition of  "Certificateholder,"
and neither the Depositor,  the Master Servicer,  the Trustee,  the Certificate  Registrar nor
any agent of the Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar
shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The  Trustee may appoint a Paying  Agent for the  purpose of making  distributions  to
Certificateholders  pursuant  to  Section 4.02.  In the event of any such  appointment,  on or prior to each  Distribution  Date the Master  Servicer on behalf of the Trustee  shall deposit or cause to be  deposited  with the Paying  Agent a sum  sufficient  to make the  payments  to
Certificateholders  in the amounts and in the manner  provided for in  Section 4.02,  such sum to be held in trust for the  benefit  of  Certificateholders.  The  Trustee  shall  cause each
Paying  Agent to execute and deliver to the Trustee an  instrument  in which such Paying Agent shall  agree with the  Trustee  that such  Paying  Agent will hold all sums held by it for the payment to  Certificateholders  in trust for the  benefit of the  Certificateholders  entitled thereto  until  such sums shall be paid to such  Certificateholders.  Any sums so held by such
Paying  Agent  shall  be held  only in  Eligible  Accounts  to the  extent  such  sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

ARTICLE VI

                            THE DEPOSITOR AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Depositor and the Master Servicer.

        The Depositor  and the Master  Servicer  shall each be liable in  accordance  herewith only  to the  extent  of the  obligations  specifically  and  respectively  imposed  upon  and undertaken by the Depositor and the Master Servicer  herein.  By way of  illustration  and not limitation,  the Depositor is not liable for the servicing and  administration of the Mortgage
Loans,  nor is it obligated by Section 7.01 or  Section 10.01 to assume any obligations of the
Master  Servicer  or to appoint a designee to assume  such  obligations,  nor is it liable for any other  obligation  hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02.  Merger or Consolidation of the Depositor or the Master Servicer; Assignment of
                      Rights and Delegation of Duties by Master Servicer.

(a)     The Depositor and the Master  Servicer  shall each keep in full effect its  existence, rights and franchises as a corporation under the laws of the state of its  incorporation,  and will each obtain and preserve its  qualification  to do business as a foreign  corporation  in each  jurisdiction  in which  such  qualification  is or shall be  necessary  to  protect  the validity and  enforceability of this Agreement,  the Certificates or any of the Mortgage Loans
and to perform its respective duties under this Agreement.

(b)     Any Person into which the Depositor or the Master  Servicer may be merged or converted or with which it may be consolidated,  or any Person resulting from any merger,  conversion or consolidation  to which the Depositor or the Master  Servicer shall be a party,  or any Person succeeding  to the business of the  Depositor or the Master  Servicer,  shall be the successor of the  Depositor  or the  Master  Servicer,  as the  case  may  be,  hereunder,  without  the execution  or  filing  of any  paper  or any  further  act on the  part of any of the  parties hereto, anything in this Section 6.02(b) to the contrary notwithstanding;  provided,  however, that the successor or surviving  Person to the Master  Servicer  shall be qualified to service mortgage  loans on behalf of Fannie Mae or Freddie Mac; and provided  further that each Rating
Agency's  ratings,  if any, of any Class of Class A Certificates  or Class M  Certificates  in
effect  immediately  prior to such merger or consolidation  will not be qualified,  reduced or withdrawn  as a result  thereof  (as  evidenced  by a letter to such  effect  from each Rating
Agency).

(c)     Notwithstanding  anything else in this  Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and  obligations  under this
Agreement;  provided  that the Person  accepting  such  assignment  or  delegation  shall be a
Person which is qualified  to service  mortgage  loans on behalf of Fannie Mae or Freddie Mac, is  reasonably  satisfactory  to the  Trustee  and the  Depositor,  is willing to service  the
Mortgage  Loans and executes and delivers to the Depositor  and the Trustee an  agreement,  in form and substance  reasonably  satisfactory to the Depositor and the Trustee,  which contains an  assumption  by such Person of the due and  punctual  performance  and  observance  of each covenant  and  condition  to be  performed  or  observed  by the  Master  Servicer  under this
Agreement;  provided  further that each Rating  Agency's rating of the Classes of Certificates that have been rated in effect  immediately  prior to such  assignment and delegation will not be  qualified,  reduced  or  withdrawn  as a result  of such  assignment  and  delegation  (as evidenced  by a letter  to such  effect  from  each  Rating  Agency).  In the case of any such assignment and delegation,  the Master  Servicer shall be released from its obligations  under this  Agreement,  except that the Master  Servicer shall remain liable for all liabilities and obligations  incurred by it as Master  Servicer  hereunder  prior to the  satisfaction  of the conditions  to such  assignment  and  delegation  set  forth in the next  preceding  sentence.
Notwithstanding  the foregoing,  in the event of a pledge or assignment by the Master Servicer solely of its rights to purchase  all assets of the Trust Fund under  Section  9.01(a) (or, if so  specified  in Section  9.01(a),  its rights to purchase  the  Mortgage  Loans and property acquired  related to such Mortgage  Loans or its rights to purchase the  Certificates  related thereto), the provisos of the first sentence of this paragraph will not apply.

(d)     Notwithstanding  anything else in this Section 6.02 to the contrary, the conversion of
Residential   Funding   Corporation's   or   Residential   Asset   Securities    Corporation's
organizational  structure  from a Delaware  corporation to a limited  liability  company shall not  require  the  consent of any party or notice to any party and shall not in any way affect the rights or obligations of Residential  Funding  Corporation or Residential Asset Securities
Corporation hereunder.

Section 6.03.  Limitation on Liability of the Depositor, the Master Servicer and Others.

        None  of the  Depositor,  the  Master  Servicer  or any  of the  directors,  officers, employees or agents of the  Depositor or the Master  Servicer  shall be under any liability to the Trust Fund or the  Certificateholders  for any  action  taken or for  refraining  from the taking of any action in good faith  pursuant  to this  Agreement,  or for errors in  judgment;
provided,  however,  that this provision shall not protect the Depositor,  the Master Servicer or any such  Person  against  any breach of  warranties,  representations  or  covenants  made herein or any  liability  which would  otherwise be imposed by reason of willful  misfeasance, bad  faith or  gross  negligence  in the  performance  of  duties  or by  reason  of  reckless disregard of obligations  and duties  hereunder.  The Depositor,  the Master  Servicer and any director,  officer,  employee or agent of the  Depositor  or the Master  Servicer  may rely in good faith on any  document of any kind prima facie  properly  executed  and  submitted by any
Person respecting any matters arising  hereunder.  The Depositor,  the Master Servicer and any director,  officer,  employee  or agent  of the  Depositor  or the  Master  Servicer  shall be indemnified  by the Trust  Fund and held  harmless  against  any loss,  liability  or  expense incurred in connection with any legal action  relating to this Agreement or the  Certificates, other than any loss,  liability or expense  related to any specific  Mortgage Loan or Mortgage
Loans  (except  as any  such  loss,  liability  or  expense  shall be  otherwise  reimbursable pursuant to this Agreement) and any loss,  liability or expense  incurred by reason of willful misfeasance,  bad faith or gross  negligence  in the  performance  of duties  hereunder  or by reason of reckless  disregard of obligations and duties  hereunder.  Neither the Depositor nor the  Master  Servicer  shall be under any  obligation  to appear in,  prosecute  or defend any legal or administrative action,  proceeding,  hearing or examination that is not incidental to its  respective  duties  under this  Agreement  and which in its opinion may involve it in any expense or liability;  provided,  however,  that the  Depositor or the Master  Servicer may in its  discretion  undertake any such action,  proceeding,  hearing or  examination  that it may deem  necessary  or desirable  in respect to this  Agreement  and the rights and duties of the parties  hereto and the  interests of the  Certificateholders  hereunder.  In such event,  the legal  expenses  and  costs  of  such  action,  proceeding,  hearing  or  examination  and any liability  resulting  therefrom  shall be expenses,  costs and  liabilities of the Trust Fund, and the Depositor and the Master  Servicer shall be entitled to be reimbursed  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the Custodial  Account as provided by Section 3.10 and, on the Distribution  Date(s) following such reimbursement,  the aggregate of such  expenses  and costs  shall be  allocated  in  reduction  of the  Accrued  Certificate
Interest  on each  Class entitled  thereto in the same  manner as if such  expenses  and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Depositor and Master Servicer Not to Resign.

        Subject to the  provisions  of  Section 6.02,  neither  the  Depositor  nor the Master
Servicer shall resign from its respective  obligations  and duties hereby imposed on it except upon  determination  that its duties  hereunder  are no longer  permissible  under  applicable
LAW.  Any such  determination  permitting  the  resignation  of the  Depositor  or the  Master
Servicer  shall be evidenced by an Opinion of Counsel (at the expense of the resigning  party)
to such effect  delivered to the Trustee.  No such  resignation  by the Master  Servicer shall become  effective  until the Trustee or a  successor  servicer  shall have  assumed the Master
Servicer's responsibilities and obligations in accordance with Section 7.02.

ARTICLE VII

                                           DEFAULT

Section 7.01.  Events of Default.

        Event  of  Default,  wherever  used  herein,  means  any one of the  following  events
(whatever  reason for such Event of Default and whether it shall be voluntary  or  involuntary or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)     the Master  Servicer shall fail to distribute or cause to be distributed to Holders of
        Certificates of any Class any  distribution required to be made under the terms of the
        Certificates  of such Class and this Agreement and, in either case, such failure shall continue  unremedied  for a period of 5 days after the date upon which written  notice of such failure,  requiring such failure to be remedied,  shall have been given to the
        Master  Servicer  by the  Trustee  or the  Depositor  or to the Master  Servicer,  the
        Depositor  and the Trustee by the  Holders of  Certificates  of such  Class evidencing
        Percentage Interests aggregating not less than 25%; or

(ii)    the Master  Servicer  shall fail to observe  or perform in any  material  respect  any other of the covenants or agreements on the part of the Master  Servicer  contained in the  Certificates  of any Class or in this  Agreement and such failure shall  continue unremedied  for a period of 30 days  (except  that such  number of days shall be 15 in the case of a failure to pay the premium for any Required  Insurance Policy) after the date on which  written  notice of such  failure,  requiring  the same to be  remedied, shall have been given to the Master  Servicer by the Trustee or the  Depositor,  or to
        the Master  Servicer,  the Depositor and the Trustee by the Holders of Certificates of
        any  Class evidencing,  as to such Class,  Percentage  Interests  aggregating not less than 25%; or

(iii)   a decree or order of a court or agency or supervisory  authority  having  jurisdiction in the premises in an  involuntary  case under any present or future  federal or state bankruptcy,  insolvency  or similar law or  appointing  a  conservator  or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities  or similar  proceedings,  or for the  winding-up  or  liquidation  of its affairs,  shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv)    the Master  Servicer shall consent to the  appointment of a conservator or receiver or liquidator  in any  insolvency,  readjustment  of  debt,  marshalling  of  assets  and liabilities,  or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v)     the Master  Servicer  shall admit in writing its inability to pay its debts  generally as they become  due,  file a petition  to take  advantage  of, or commence a voluntary case under, any applicable  insolvency or reorganization  statute,  make an assignment for the benefit of its creditors,  or voluntarily  suspend payment of its obligations;
        or

(vi)    the Master Servicer shall notify the Trustee  pursuant to  Section 4.04(b)  that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default  described  in clauses  (i)-(v)  of this  Section shall  occur, then,  and in each and every such case,  so long as such Event of Default  shall not have been remedied,  either  the  Depositor  or  the  Trustee  shall  at the  direction  of  Holders  of
Certificates  entitled  to at least 51% of the  Voting  Rights by  notice  in  writing  to the
Master  Servicer (and to the  Depositor),  terminate all of the rights and  obligations of the
Master  Servicer  under  this  Agreement  and in and to the  Mortgage  Loans and the  proceeds thereof,  other than its rights as a Certificateholder  hereunder;  provided,  however, that a successor to the Master  Servicer is appointed  pursuant to  Section 7.02  and such  successor
Master  Servicer  shall  have  accepted  the  duties of  Master  Servicer  effective  upon the resignation  of the Master  Servicer.  If an Event of Default  described in clause (vi) hereof shall  occur,  the  Trustee  shall,  by  notice  to the  Master  Servicer  and the  Depositor, immediately  terminate all of the rights and  obligations  of the Master  Servicer  under this
Agreement  and in and to the Mortgage  Loans and the proceeds  thereof,  other than its rights as a Certificateholder  hereunder as provided in  Section 4.04(b).  On or after the receipt by the Master  Servicer of such written  notice,  all authority and power of the Master  Servicer under this  Agreement,  whether  with  respect  to the  Certificates  (other  than as a Holder thereof) or the Mortgage  Loans or  otherwise,  shall subject to  Section 7.02  pass to and be vested in the Trustee or the  Trustee's  designee  appointed  pursuant to  Section 7.02;  and, without  limitation,  the Trustee is hereby  authorized  and empowered to execute and deliver, on behalf of the Master  Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and  other  instruments,  and to do or  accomplish  all  other  acts or  things  necessary  or appropriate  to effect the  purposes of such notice of  termination,  whether to complete  the transfer and  endorsement  or  assignment  of the  Mortgage  Loans and related  documents,  or otherwise.  The  Master  Servicer  agrees to  cooperate  with the  Trustee  in  effecting  the termination  of the  Master  Servicer's  responsibilities  and  rights  hereunder,  including, without  limitation,  the transfer to the Trustee or its designee for  administration by it of all  cash  amounts  which  shall at the  time be  credited  to the  Custodial  Account  or the
Certificate  Account or  thereafter be received  with respect to the Mortgage  Loans.  No such termination  shall release the Master  Servicer for any liability that it would otherwise have hereunder  for  any  act or  omission  prior  to  the  effective  time  of  such  termination.
Notwithstanding  any  termination of the activities of Residential  Funding in its capacity as
Master Servicer hereunder,  Residential Funding shall be entitled to receive,  out of any late collection  of a  Monthly  Payment  on a  Mortgage  Loan  which  was due  prior to the  notice terminating  Residential  Funding's  rights and obligations as Master  Servicer  hereunder and received  after  such  notice,  that  portion  to which  Residential  Funding  would have been entitled  pursuant to Sections  3.10(a)(ii),  (vi) and (vii) as well as its  Servicing  Fee in respect  thereof,  and  any  other  amounts  payable  to  Residential  Funding  hereunder  the entitlement  to which arose prior to the  termination of its  activities  hereunder.  Upon the termination of Residential  Funding as Master  Servicer  hereunder the Depositor shall deliver to the Trustee, as successor Master Servicer, a copy of the Program Guide.

Section 7.02.  Trustee or Depositor to Act; Appointment of Successor.

(a)     On and after the time the Master  Servicer  receives a notice of termination  pursuant to  Section 7.01 or resigns in accordance  with  Section 6.04,  the Trustee or, upon notice to the Depositor and with the Depositor's  consent (which shall not be  unreasonably  withheld) a designee  (which meets the standards  set forth below) of the Trustee,  shall be the successor in all respects to the Master  Servicer in its capacity as servicer  under this  Agreement and the  transactions  set  forth  or  provided  for  herein  and  shall  be  subject  to all  the responsibilities,  duties and  liabilities  relating  thereto  placed on the  Master  Servicer
(except for the  responsibilities,  duties and  liabilities  contained  in  Sections  2.02 and
2.03(a),  excluding the duty to notify  related  Subservicers  as set forth in such  Sections, and its  obligations to deposit  amounts in respect of losses incurred prior to such notice or termination on the  investment of funds in the Custodial  Account or the  Certificate  Account pursuant  to  Sections  3.07(c) and  4.01(c) by the terms and  provisions  hereof);  provided, however,  that any failure to perform such duties or responsibilities  caused by the preceding
Master  Servicer's  failure to  provide  information  required  by  Section 4.04  shall not be considered a default by the Trustee  hereunder as successor Master  Servicer.  As compensation therefor,  the Trustee as successor  Master  Servicer  shall be entitled to all funds relating to the  Mortgage  Loans which the Master  Servicer  would have been  entitled to charge to the
Custodial  Account or the  Certificate  Account if the Master  Servicer  had  continued to act hereunder  and, in addition,  shall be entitled to the income from any  Permitted  Investments made with amounts  attributable  to the Mortgage  Loans held in the  Custodial  Account or the
Certificate  Account.  If the  Trustee  has become the  successor  to the Master  Servicer  in accordance with  Section 6.04 or  Section 7.01,  then  notwithstanding  the above, the Trustee may, if it shall be  unwilling  to so act, or shall,  if it is unable to so act,  appoint,  or petition a court of  competent  jurisdiction  to  appoint,  any  established  housing and home finance  institution,  which is also a Fannie Mae or Freddie  Mac-approved  mortgage servicing institution,  having a net worth of not less than  $10,000,000  as the successor to the Master
Servicer  hereunder in the  assumption of all or any part of the  responsibilities,  duties or liabilities  of the Master  Servicer  hereunder.  Pending  appointment  of a successor  to the
Master  Servicer  hereunder,  the Trustee  shall become  successor to the Master  Servicer and shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements  for the  compensation  of such successor out of payments on Mortgage Loans as it and such  successor  shall agree;  provided,  however, that no such  compensation  shall be in excess of that permitted the initial  Master  Servicer hereunder.  The  Depositor,  the Trustee,  the  Custodian and such  successor  shall take such action,  consistent  with  this  Agreement,  as  shall be  necessary  to  effectuate  any such succession.  Any successor Master Servicer  appointed  pursuant to this Section 7.02 shall not receive a Servicing  Fee with  respect any Mortgage  Loan not directly  serviced by the Master
Servicer  on which the  Subservicing  Fee (i)  accrues  at a rate of less than 0.50% per annum and (ii) has to be  increased  to a rate of 0.50%  per  annum in order to hire a  Subservicer.
The Master  Servicer shall pay the reasonable  expenses of the Trustee in connection  with any servicing transfer hereunder.

(b)     In connection with the  termination or resignation of the Master  Servicer  hereunder, either (i) the successor  Master  Servicer,  including the Trustee if the Trustee is acting as successor  Master  Servicer,  shall  represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material  respects with the rules and  procedures of
MERS in connection  with the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the  predecessor  Master  Servicer  shall  cooperate  with the successor  Master
Servicer in causing  MERS to revise its records to reflect the  transfer of  servicing  to the successor  Master  Servicer  as  necessary  under  MERS'  rules and  regulations,  or (ii) the predecessor  Master  Servicer shall  cooperate with the successor  Master  Servicer in causing
MERS to execute and deliver an  assignment  of Mortgage  in  recordable  form to transfer  the
Mortgage  from MERS to the Trustee and to execute and deliver  such other  notices,  documents and other  instruments  as may be necessary or desirable to effect a transfer of such Mortgage
Loan  or  servicing  of such  Mortgage  Loan  on the  MERS(R)System  to the  successor  Master
SERVICER.  The  predecessor  Master  Servicer  shall  file  or  cause  to be  filed  any  such assignment in the appropriate  recording  office.  The predecessor  Master Servicer shall bear any and all fees of MERS,  costs of preparing any assignments of Mortgage,  and fees and costs of filing any  assignments  of Mortgage that may be required  under this  subsection (b).  The successor  Master  Servicer shall cause such  assignment to be delivered to the Trustee or the
Custodian  promptly upon receipt of the original with evidence of recording  thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a)     Upon any such  termination or appointment of a successor to the Master  Servicer,  the
Trustee shall give prompt  written notice thereof to  Certificateholders  at their  respective addresses appearing in the Certificate Register.

(b)     Within 60 days  after  the  occurrence  of any Event of  Default,  the  Trustee  shall transmit  by mail to all  Holders  of  Certificates  notice  of each  such  Event  of  Default hereunder  known to the Trustee,  unless such Event of Default shall have been cured or waived as provided in Section 7.04 hereof.

Section 7.04.  Waiver of Events of Default.

        The Holders  representing at least 66% of the Voting Rights of  Certificates  affected by a  default  or Event of  Default  hereunder  may  waive any  default  or Event of  Default;
provided,  however,  that (a) a default or Event of Default  under clause (i) of  Section 7.01 may be waived only by all of the  Holders of  Certificates  affected by such  default or Event of Default  and (b) no waiver  pursuant  to this  Section 7.04  shall  affect  the  Holders of
Certificates  in the manner  set forth in  Section 11.01(b)(i),  (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders  representing the requisite  percentage of Voting Rights of  Certificates  affected by such default or Event of Default,  such default or Event of Default  shall cease to exist and shall be deemed to have been  remedied for every purpose  hereunder.  No such waiver shall extend to any  subsequent  or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                    CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a)     The Trustee,  prior to the  occurrence  of an Event of Default and after the curing of all Events of Default  which may have  occurred,  undertakes  to perform  such duties and only such  duties as are  specifically  set forth in this  Agreement.  In case an Event of  Default has occurred  (which has not been cured or waived),  the Trustee  shall  exercise  such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their exercise as a prudent  investor would exercise or use under the  circumstances in the conduct of such investor's own affairs.

(b)     The Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions,
reports,   documents,  orders  or  other  instruments  furnished  to  the  Trustee  which  are specifically  required to be  furnished  pursuant to any  provision of this  Agreement,  shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The
Trustee shall notify the  Certificateholders  of any such  documents  which do not  materially conform  to the  requirements  of this  Agreement  in the  event  that the  Trustee,  after so requesting,  does not receive  satisfactorily  corrected documents.  The Trustee shall forward or cause to be forwarded in a timely fashion the notices,  reports and statements  required to be forwarded by the Trustee  pursuant to Sections  4.03,  7.03,  and 10.01.  The Trustee shall furnish in a timely fashion to the Master  Servicer such  information  as the Master  Servicer may  reasonably  request  from time to time for the Master  Servicer  to fulfill its duties as set forth in this  Agreement.  The  Trustee  covenants  and agrees  that it shall  perform its obligations  hereunder  in a  manner  so as to  maintain  the  status  of each  REMIC  created hereunder as a REMIC under the REMIC Provisions and (subject to  Section 10.01(f))  to prevent the imposition of any federal,  state or local income,  prohibited  transaction,  contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding  such taxes are  reasonably  within the control of the Trustee and are  reasonably  within the scope of its duties under this Agreement.

(c)     No  provision  of this  Agreement  shall be  construed  to relieve  the  Trustee  from liability for its own negligent  action,  its own negligent  failure to act or its own willful misconduct; provided, however, that:

(i)     Prior to the occurrence of an Event of Default,  and after the curing or waiver of all such Events of Default  which may have  occurred,  the duties and  obligations  of the
        Trustee shall be determined  solely by the express  provisions of this Agreement,  the
        Trustee shall not be liable except for the  performance of such duties and obligations as are specifically set forth in this Agreement,  no implied  covenants or obligations shall be read into this  Agreement  against  the  Trustee  and,  in the absence of bad faith on the part of the Trustee,  the Trustee may conclusively  rely, as to the truth of the statements  and the  correctness of the opinions  expressed  therein,  upon any certificates  or  opinions  furnished  to the Trustee by the  Depositor  or the Master
        Servicer  and  which  on  their  face,  do not  contradict  the  requirements  of this
        Agreement;

(ii)    The  Trustee  shall not be  personally  liable for an error of  judgment  made in good faith by a  Responsible  Officer or  Responsible  Officers of the  Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)   The Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in  accordance  with the  direction  of the
        Certificateholders   holding   Certificates  which  evidence,   Percentage   Interests
        aggregating  not less than 25% of the  affected  Classes  as to the time,  method  and place of  conducting  any  proceeding  for any remedy  available  to the  Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)    The Trustee shall not be charged with  knowledge of any default  (other than a default in payment to the  Trustee)  specified in clauses (i) and (ii) of  Section 7.01  or an
        Event  of  Default  under  clauses  (iii),  (iv)  and  (v) of  Section 7.01  unless  a
        Responsible  Officer of the Trustee  assigned to and  working in the  Corporate  Trust
        Office  obtains  actual  knowledge  of such  failure or event or the Trustee  receives written notice of such failure or event at its Corporate  Trust Office from the Master
        Servicer, the Depositor or any Certificateholder; and

(v)     Except to the extent  provided in  Section 7.02,  no provision in this Agreement shall require the Trustee to expend or risk its own funds  (including,  without  limitation, the making of any Advance) or otherwise incur any personal financial  liability in the performance  of any of its duties as Trustee  hereunder,  or in the exercise of any of its rights or powers, if the Trustee shall have reasonable  grounds for believing that repayment  of funds or  adequate  indemnity  against  such  risk or  liability  is not reasonably assured to it.

(d)     The Trustee shall timely pay,  from its own funds,  the amount of any and all federal, state and local  taxes  imposed  on the Trust Fund or its  assets or  transactions  including, without limitation,  (A) "prohibited  transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable,  (B) any tax on  contributions to a REMIC  after the  Closing  Date  imposed by  Section 860G(d)  of the Code and (C) any tax on
"net income from foreclosure  property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder,  which  breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i)     The Trustee may rely and shall be protected in acting or  refraining  from acting upon
        any  resolution,   Officers'  Certificate,   certificate  of  auditors  or  any  other
        certificate,  statement, instrument, opinion, report, notice, request, consent, order, appraisal,  bond or other paper or  document  believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)    The Trustee may consult  with  counsel,  and any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)   The  Trustee  shall be under no  obligation  to  exercise  any of the trusts or powers vested in it by this  Agreement  or to  institute,  conduct or defend  any  litigation hereunder  or in relation  hereto at the  request,  order or  direction  of any of the
        Certificateholders   pursuant  to  the  provisions  of  this  Agreement,  unless  such
        Certificateholders  shall have offered to the Trustee reasonable security or indemnity against the costs,  expenses and liabilities which may be incurred therein or thereby;
        nothing contained herein shall, however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default (which has not been cured),  to exercise such of the rights and powers  vested in it by this  Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  investor  would  exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)    The Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

(v)     Prior to the  occurrence of an Event of Default  hereunder and after the curing of all
        Events of Default which may have occurred,  the Trustee shall not be bound to make any investigation  into the  facts  or  matters  stated  in any  resolution,  certificate, statement,  instrument,  opinion,  report, notice, request,  consent, order, approval, bond or other paper or document,  unless  requested in writing to do so by the Holders of  Certificates  of any  Class evidencing,  as to such Class,  Percentage  Interests, aggregating  not less  than  50%;  provided,  however,  that if the  payment  within a reasonable  time to the  Trustee of the costs,  expenses or  liabilities  likely to be incurred by it in the making of such  investigation is, in the opinion of the Trustee, not reasonably  assured to the Trustee by the security  afforded to it by the terms of this Agreement,  the Trustee may require reasonable  indemnity against such expense or liability  as a  condition  to so  proceeding.  The  reasonable  expense of every such examination  shall be paid by the Master  Servicer,  if an Event of Default shall have occurred and is  continuing,  and otherwise by the  Certificateholder  requesting  the investigation;

(vi)    The Trustee may  execute any of the trusts or powers  hereunder  or perform any duties hereunder  either  directly or by or through  agents or  attorneys  provided  that the
        Trustee shall remain liable for any acts of such agents or attorneys; and

(vii)   To the extent  authorized under the Code and the regulations  promulgated  thereunder, each Holder of a Class R  Certificate hereby  irrevocably  appoints and authorizes the
        Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns  required to be filed on behalf of the  Trust  Fund.  The  Trustee  shall  sign on behalf of the
        Trust Fund and  deliver  to the Master  Servicer  in a timely  manner any Tax  Returns prepared by or on behalf of the Master  Servicer  that the Trustee is required to sign as determined by the Master Servicer  pursuant to applicable  federal,  state or local tax laws,  provided that the Master  Servicer shall  indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)     Following  the  issuance  of  the   Certificates   (and  except  as  provided  for  in
Section 2.04),  the  Trustee  shall not  accept any  contribution  of assets to the Trust Fund unless  (subject  to  Section 10.01(f))  it shall  have  obtained  or been  furnished  with an
Opinion of Counsel to the effect that such  contribution  will not (i) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any  Certificates  are outstanding or
(ii) cause the Trust Fund to be subject to any  federal  tax as a result of such  contribution
(including  the  imposition  of any federal tax on  "prohibited  transactions"  imposed  under
Section 860F(a) of the Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals  contained  herein and in the  Certificates  (other than the execution of the  Certificates  and relating to the acceptance and receipt of the Mortgage  Loans) shall be taken as the  statements of the  Depositor or the Master  Servicer as the case may be, and the
Trustee   assumes  no   responsibility   for  their   correctness.   The   Trustee   makes  no
representations  as to the validity or sufficiency  of this  Agreement or of the  Certificates
(except that the Certificates  shall be duly and validly  executed and  authenticated by it as
Certificate  Registrar) or of any Mortgage Loan or related  document,  or of MERS or the MERS(R)
System.  Except as otherwise  provided  herein,  the Trustee shall not be accountable  for the use or application by the Depositor or the Master  Servicer of any of the  Certificates  or of
the  proceeds of such  Certificates,  or for the use or  application  of any funds paid to the
Depositor  or the  Master  Servicer  in  respect  of the  Mortgage  Loans or  deposited  in or withdrawn  from the  Custodial  Account or the  Certificate  Account by the  Depositor  or the
Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its  individual  or any other  capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees and Expenses; Indemnification.

(a)     The Master  Servicer  covenants  and agrees to pay to the Trustee  and any  co-trustee from time to time,  and the  Trustee  and any  co-trustee  shall be  entitled  to,  reasonable compensation  (which  shall  not  be  limited  by  any  provision  of  law  in  regard  to the compensation  of a trustee of an express  trust) for all services  rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and duties  hereunder of the Trustee and any co-trustee,  and the Master Servicer shall pay or reimburse  the Trustee and any  co-trustee  upon request for all  reasonable  expenses, disbursements  and advances  incurred or made by the Trustee or any  co-trustee  in accordance with any of the provisions of this Agreement  (including the reasonable  compensation  and the expenses  and  disbursements  of its counsel and of all persons not  regularly  in its employ, and  the  expenses  incurred  by  the  Trustee  or  any  co-trustee  in  connection  with  the appointment  of an  office  or agency  pursuant  to  Section 8.12)  except  any such  expense, disbursement or advance as may arise from its negligence or bad faith.

(b)     The Master  Servicer  agrees to  indemnify  the Trustee  for,  and to hold the Trustee harmless  against,  any loss,  liability or expense  incurred  without  negligence  or willful misconduct  on  its  part,  arising  out  of,  or  in  connection  with,  the  acceptance  and administration  of the Trust Fund,  including its  obligation to execute the DTC Letter in its individual  capacity,  and including the costs and expenses  (including  reasonable legal fees and  expenses)  of  defending  itself  against any claim in  connection  with the  exercise or performance  of any of its powers or duties  under this  Agreement  and the Yield  Maintenance
Agreement, provided that:

(i)     with  respect to any such  claim,  the  Trustee  shall have given the Master  Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)    while  maintaining  control  over its own defense,  the Trustee  shall  cooperate  and consult fully with the Master Servicer in preparing such defense; and

(iii)   notwithstanding  anything in this Agreement to the contrary, the Master Servicer shall not be liable for  settlement  of any claim by the  Trustee  entered  into  without  the prior consent  of the  Master  Servicer  which  consent  shall  not  be  unreasonably  withheld.  No termination of this Agreement  shall affect the  obligations  created by this  Section 8.05(b)
of the Master  Servicer to indemnify  the Trustee under the  conditions  and to the extent set forth  herein.  Notwithstanding  the  foregoing,  the  indemnification  provided by the Master
Servicer in this  Section 8.05(b)  shall not pertain to any loss,  liability or expense of the
Trustee,  including the costs and expenses of defending itself against any claim,  incurred in connection  with any  actions  taken by the  Trustee at the  direction  of  Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee  hereunder shall at all times be a national  banking  association or a New
York banking  corporation  having its principal  office in a state and city  acceptable to the
Depositor and organized and doing  business  under the laws of such state or the United States of America,  authorized under such laws to exercise corporate trust powers,  having a combined capital and surplus of at least  $50,000,000  and subject to  supervision  or  examination  by federal or state  authority.  If such corporation or national  banking  association  publishes reports  of  condition  at  least  annually,  pursuant  to law or to the  requirements  of the aforesaid  supervising or examining authority,  then for purposes of this Section the combined capital  and  surplus  of such  corporation  shall be deemed to be its  combined  capital  and surplus as set forth in its most  recent  report of  condition  so  published.  In case at any time the  Trustee  shall  cease to be  eligible  in  accordance  with the  provisions  of this
Section,  the Trustee shall resign  immediately in the manner and with the effect specified in
Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a)     The Trustee may at any time resign and be discharged  from the trusts  hereby  created by giving  written  notice  thereof to the Depositor and the Master  Servicer.  Upon receiving such notice of  resignation,  the  Depositor  shall  promptly  appoint a successor  trustee by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the resigning  Trustee and one copy to the successor  trustee.  If no successor trustee shall have been so  appointed  and have  accepted  appointment  within  30 days  after the giving of such notice of  resignation,  then the  resigning  Trustee  may  petition  any  court of  competent jurisdiction for the appointment of a successor trustee.

(b)     If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with the provisions  of  Section 8.06  and shall fail to resign after written  request  therefor by the
Depositor,  or if at any time the  Trustee  shall  become  incapable  of  acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the  Trustee or of its  property  shall be appointed,  or any  public  officer  shall take  charge or  control  of the  Trustee or of its property or affairs for the purpose of rehabilitation,  conservation or liquidation,  then the
Depositor  may remove the Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.  In addition,  in the event that the Depositor  determines that the Trustee has failed (i) to  distribute  or cause to be  distributed  to  Certificateholders any amount  required  to be  distributed  hereunder,  if such amount is held by the Trustee or its Paying Agent (other than the Master  Servicer or the Depositor) for  distribution  or (ii)
to otherwise  observe or perform in any material  respect any of its covenants,  agreements or obligations  hereunder,  and such failure shall continue unremedied for a period of 5 days (in respect of clause  (i) above) or 30 days (in  respect  of clause  (ii)  above,  other than any failure  to comply  with the  provisions  of  Article  XII,  in which  case no notice or grace period  shall  be  applicable)  after  the  date on  which  written  notice  of such  failure, requiring  that the same be remedied,  shall have been given to the Trustee by the  Depositor, then the  Depositor  may  remove  the  Trustee  and  appoint a  successor  trustee  by written
instrument  delivered  as  provided  in  the  preceding  sentence.   In  connection  with  the
appointment of a successor  trustee pursuant to the preceding  sentence,  the Depositor shall, on or before  the date on which  any such  appointment  becomes  effective,  obtain  from each
Rating Agency written  confirmation  that the  appointment of any such successor  trustee will not result in the reduction of the ratings on any Class of the  Certificates  below the lesser of the then current or original ratings on such Certificates.

(c)     The Holders of  Certificates  entitled to at least 51% of the Voting Rights may at any
time  remove  the  Trustee  and  appoint  a  successor   trustee  by  written   instrument  or
instruments,   in  triplicate,   signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete set of which  instruments  shall be delivered to the Depositor,  one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)     Any  resignation  or removal of the Trustee  and  appointment  of a successor  trustee pursuant to any of the provisions of this  Section shall  become  effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a)     Any  successor   trustee   appointed  as  provided  in  Section 8.07   shall  execute,
acknowledge  and  deliver  to the  Depositor  and to its  predecessor  trustee  an  instrument accepting  such  appointment  hereunder,  and  thereupon  the  resignation  or  removal of the predecessor  trustee shall become effective and such successor  trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  hereunder, with the like  effect as if  originally  named as  trustee  herein.  The  predecessor  trustee shall  deliver  to the  successor  trustee  all  Custodial  Files and  related  documents  and statements  held by it  hereunder  (other  than any  Custodial  Files  at the  time  held by a
Custodian,  which  shall  become  the  agent  of any  successor  trustee  hereunder),  and the
Depositor,  the Master  Servicer and the  predecessor  trustee  shall execute and deliver such instruments  and do such  other  things  as may  reasonably  be  required  for more  fully and certainly  vesting and  confirming in the successor  trustee all such rights,  powers,  duties and obligations.

(b)     No successor  trustee shall accept  appointment as provided in this  Section unless at the time of such acceptance  such successor  trustee shall be eligible under the provisions of
Section 8.06.

(c)     Upon  acceptance of  appointment  by a successor  trustee as provided in this Section, the Depositor  shall mail notice of the  succession  of such trustee  hereunder to all Holders of  Certificates at their  addresses as shown in the  Certificate  Register.  If the Depositor fails to mail such notice within  10 days after  acceptance  of  appointment  by the successor trustee,  the  successor  trustee  shall  cause such notice to be mailed at the expense of the
Depositor.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national  banking  association into which the Trustee may be merged or converted  or with which it may be  consolidated  or any  corporation  or national  banking association  resulting  from any  merger,  conversion  or  consolidation  to which the Trustee shall be a party,  or any  corporation  or  national  banking  association  succeeding  to the business of the  Trustee,  shall be the  successor  of the Trustee  hereunder,  provided  such corporation  or  national  banking  association  shall be  eligible  under the  provisions  of
Section 8.06,  without the  execution or filing of any paper or any further act on the part of any of the  parties  hereto,  anything  herein to the  contrary  notwithstanding.  The Trustee shall mail  notice of any such  merger or  consolidation  to the  Certificateholders  at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a)     Notwithstanding  any other provisions  hereof, at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust Fund or property securing  the same may at the time be located,  the Master  Servicer  and the  Trustee  acting jointly shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as  co-trustee or  co-trustees,  jointly with the
Trustee,  or separate trustee or separate trustees,  of all or any part of the Trust Fund, and to vest in such  Person or Persons,  in such  capacity,  such title to the Trust Fund,  or any part  thereof,  and,  subject  to the other  provisions  of this  Section 8.10,  such  powers, duties,  obligations,  rights and trusts as the Master  Servicer  and the Trustee may consider necessary  or  desirable.  If the Master  Servicer  shall not have joined in such  appointment within 15 days  after the  receipt by it of a request so to do, or in case an Event of Default shall have  occurred and be  continuing,  the Trustee  alone shall have the power to make such appointment.  No  co-trustee  or  separate  trustee  hereunder  shall be  required to meet the terms of eligibility as a successor  trustee under  Section 8.06  hereunder,  and no notice to
Holders of Certificates of the appointment of  co-trustee(s)  or separate  trustee(s) shall be required under Section 8.08 hereof.

(b)     In the case of any  appointment of a co-trustee or separate  trustee  pursuant to this
Section 8.10,  all  rights,  powers,  duties and  obligations  conferred  or imposed  upon the
Trustee  shall be  conferred or imposed  upon and  exercised or performed by the Trustee,  and such separate  trustee or co-trustee  jointly,  except to the extent that under any law of any jurisdiction  in which any  particular  act or acts are to be  performed  (whether  as Trustee
hereunder  or  as  successor  to  the  Master  Servicer  hereunder),   the  Trustee  shall  be
incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers, duties and  obligations  (including  the  holding  of title to the Trust  Fund or any  portion thereof in any such  jurisdiction)  shall be exercised and performed by such separate  trustee or co-trustee at the direction of the Trustee.

(c)     Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the then separate  trustees and co-trustees,  as effectively as if given to each of them.  Every  instrument  appointing any separate trustee or co-trustee shall refer to this  Agreement  and the  conditions  of  this  Article VIII.  Each  separate  trustee  and co-trustee,  upon its acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly with the Trustee or separately,  as may be provided  therein,  subject to all the  provisions  of this  Agreement, specifically  including  every  provision  of  this  Agreement  relating  to the  conduct  of, affecting the liability of, or affording  protection  to, the Trustee.  Every such  instrument shall be filed with the Trustee.

(d)     Any separate  trustee or  co-trustee  may, at any time,  constitute  the Trustee,  its agent or  attorney-in-fact,  with full power and  authority,  to the extent not  prohibited by law,  to do any  lawful act under or in  respect  of this  Agreement  on its behalf and in its name. If any separate trustee or co-trustee  shall die, become incapable of acting,  resign or be removed, all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Depositor,  or shall, at the  direction of the Master  Servicer and the  Depositor,  appoint one or more  custodians who are not  Affiliates  of the  Depositor or the Master  Servicer to hold all or a portion of the  Custodial  Files as agent for the Trustee,  by entering into a Custodial  Agreement.  The
Trustee is hereby  directed to enter into a Custodial  Agreement  with Wells Fargo Bank,  N.A.
Subject  to  Article VIII,  the  Trustee  agrees  to comply  with the terms of each  Custodial
Agreement  and to enforce  the terms and  provisions  thereof  against the  Custodian  for the benefit of the  Certificateholders.  Each Custodian shall be a depository  institution subject to supervision  by federal or state  authority,  shall have a combined  capital and surplus of at least  $15,000,000  and shall be qualified to do business in the  jurisdiction  in which it holds any  Custodial  File.  Each  Custodial  Agreement  may be amended  only as  provided  in
Section 11.01.  The Trustee  shall notify the  Certificateholders  of the  appointment  of any
Custodian  (other  than the  Custodian  appointed  as of the  Closing  Date)  pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The  Trustee  shall  maintain an office or agency in the City of St.  Paul,  Minnesota where  Certificates may be surrendered for  registration of transfer or exchange.  The Trustee initially  designates  its offices  located at the  Corporate  Trust Office for the purpose of keeping  the  Certificate  Register.  The  Trustee  shall  maintain  an office at the  address stated in  Section 11.05(c)  hereof  where  notices  and  demands  to or upon the  Trustee  in respect of this Agreement may be served.

Section 8.13.  DTC Letter of Representations.

        The Trustee is hereby  authorized  and  directed  to, and agrees that it shall,  enter into the DTC  Letter  on  behalf of the Trust  Fund and in its  individual  capacity  as agent thereunder.

Section 8.14.  Yield Maintenance Agreement.

        The Trustee is hereby  authorized  and  directed  to, and agrees that it shall,  enter into the Yield Maintenance Agreement on behalf of the Trust Fund.

ARTICLE IX

                                         TERMINATION

Section 9.01.  Termination Upon Purchase or Liquidation of All Mortgage Loans.

(a)     Subject to  Section 9.02,  the  respective  obligations  and  responsibilities  of the
Depositor,  the Master Servicer and the Trustee created hereby in respect of the  Certificates
(other  than  the  obligation  of the  Trustee  to  make  certain  payments  after  the  Final
Distribution  Date to  Certificateholders  and the obligation of the Depositor to send certain notices as hereinafter  set forth) shall  terminate upon the last action  required to be taken by the Trustee on the Final  Distribution  Date  pursuant  to this  Article IX  following  the earlier of:

(i)     the later of the final  payment or other  liquidation  (or any  Advance  with  respect thereto) of the last Mortgage Loan  remaining in the Trust Fund or the  disposition of all property  acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage
        Loan, or

(ii)    at the option of the Master  Servicer,  the  purchase  of all  Mortgage  Loans and all property  acquired in respect of any Mortgage  Loan  remaining in the Trust Fund, at a price  equal to 100% of the unpaid  principal  balance of each  Mortgage  Loan (or, if less  than  such  unpaid  principal  balance,  the fair  market  value of the  related underlying  property of such Mortgage Loan with respect to Mortgage  Loans as to which title has been  acquired if such fair market value is less than such unpaid  principal balance)  (and  if such  purchase  is made by the  Master  Servicer  only,  net of any unreimbursed  Advances  attributable  to  principal)  on the day of  repurchase,  plus accrued  interest  thereon at the Net Mortgage  Rate (or Modified Net Mortgage Rate in
        the case of any Modified  Mortgage Loan), to, but not including,  the first day of the month in which such repurchase price is distributed;

provided,  however,  that in no event  shall the trust  created  hereby  continue  beyond  the expiration  of 21 years from the death of the last  survivor of the  descendants  of Joseph P.
Kennedy,  the late  ambassador of the United  States to the Court of St. James,  living on the date  hereof;  and  provided  further,  that the  purchase  price  set  forth  above  shall be increased as is necessary,  as determined by the Master  Servicer,  to avoid  disqualification of any REMIC created hereunder as a REMIC.

        The purchase price paid by the Master Servicer pursuant to  Section 9.01(a)(ii)  shall also  include any amounts  owed by  Residential  Funding  pursuant  to the last  paragraph  of
Section 4 of the  Assignment  Agreement in respect of any  liability,  penalty or expense that resulted  from a breach of the  representation  and  warranty  set forth in clause  (xlvii) of
Section 4 of the Assignment Agreement that remain unpaid on the date of such purchase.

        The right of the Master  Servicer to purchase  all of the Mortgage  Loans  pursuant to clause (ii) above is  conditioned  upon the date of such  purchase  occurring  on or after the
Optional  Termination  Date.  If such right is  exercised by the Master  Servicer,  the Master
Servicer  shall be deemed  to have been  reimbursed  for the full  amount of any  unreimbursed
Advances  theretofore  made by it with  respect to the  Mortgage  Loans  being  purchased.  In addition,  the Master  Servicer  shall  provide to the Trustee the  certification  required by
Section 3.15,  and the Trustee and any  Custodian  shall,  promptly  following  payment of the purchase  price,  release  to the  Master  Servicer  the  Custodial  Files  pertaining  to the
Mortgage Loans being purchased.

        In  addition  to the  foregoing,  on any  Distribution  Date on or after the  Optional
Termination  Date, the Master  Servicer shall have the right,  at its option,  to purchase the
Class A  Certificates,  Class M  Certificates  and Class SB  Certificates in whole, but not in part, at a price equal to the sum of the  outstanding  Certificate  Principal  Balance of such
Certificates  plus  the  sum  of  one  month's  Accrued  Certificate   Interest  thereon,  any
previously  unpaid  Accrued   Certificate   Interest,   and  any  unpaid  Prepayment  Interest
Shortfalls  previously  allocated thereto and, in the case of Prepayment Interest  Shortfalls, accrued  interest  thereon  at the  applicable  Pass-Through  Rate  through  the  date of such
optional   termination.   If  the  Master  Servicer  exercises  this  right  to  purchase  the outstanding Class A Certificates,  Class M Certificates and Class SB Certificates,  the Master
Servicer will promptly  terminate the  respective  obligations  and  responsibilities  created hereby in respect of these Certificates pursuant to this Article IX.

(b)     The Master  Servicer shall give the Trustee not less than 40 days' prior notice of the
Distribution  Date on which (1) the Master Servicer  anticipates  that the final  distribution will be made to  Certificateholders  as a result of the exercise by the Master Servicer of its right to purchase  the Mortgage  Loans or on which (2) the Master  Servicer  anticipates  that the  Certificates  will be  purchased  as a result of the  exercise by the Master  Servicer to
purchase  the   outstanding   Certificates.   Notice  of  any   termination,   specifying  the
anticipated  Final  Distribution  Date  (which  shall  be a date  that  would  otherwise  be a
Distribution Date) upon which the  Certificateholders  may surrender their Certificates to the
Trustee  (if so  required  by the terms  hereof)  for  payment of the final  distribution  and cancellation  or  notice of any  purchase  of the  outstanding  Certificates,  specifying  the
Distribution  Date upon which the Holders may surrender their  Certificates to the Trustee for payment,  shall be given  promptly by the Master  Servicer (if it is  exercising  the right to purchase the Mortgage Loans or to purchase the  outstanding  Certificates),  or by the Trustee
(in any  other  case) by  letter  to the  Certificateholders  (with a copy to the  Certificate
Registrar)  mailed not earlier  than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i)     the anticipated  Final  Distribution Date upon which final payment of the Certificates is anticipated to be made upon  presentation  and surrender of  Certificates  at the office or agency of the Trustee  therein  designated  where  required  pursuant to this Agreement or, in the  case  of the  purchase  by the  Master  Servicer  of the  outstanding  Certificates,  the
Distribution Date on which such purchase is made,

(ii)    the  amount  of any  such  final  payment  or,  in the  case  of the  purchase  of the outstanding Certificates, the purchase price, in either case, if known, and

(iii)   that  the  Record  Date  otherwise   applicable  to  such  Distribution  Date  is  not
applicable,  and that  payment  will be made  only  upon  presentation  and  surrender  of the
Certificates at the office or agency of the Trustee therein specified.

        If  the  Master   Servicer   or  the   Trustee  is   obligated   to  give   notice  to
Certificateholders  as required above, it shall give such notice to the Certificate  Registrar at the time such  notice is given to  Certificateholders.  In the event of a  purchase  of the
Mortgage Loans by the Master  Servicer,  the Master  Servicer shall deposit in the Certificate
Account before the Final  Distribution Date in immediately  available funds an amount equal to the  purchase  price  computed as provided  above.  As a result of the  exercise by the Master
Servicer of its right to purchase the  outstanding  Certificates,  the Master  Servicer  shall deposit in the Certificate  Account,  before the  Distribution  Date on which such purchase is to occur,  in  immediately  available  funds,  an amount equal to the  purchase  price for the
Certificates  computed as provided  above,  and provide notice of such deposit to the Trustee.
The Trustee  shall  withdraw from such account the amount  specified in  subsection  (c) below and  distribute  such amount to the  Certificateholders  as specified in subsection (c) below.
The Master  Servicer shall provide to the Trustee  written  notification  of any change to the anticipated  Final  Distribution  Date  as  soon  as  practicable.  If the  Trust  Fund is not terminated on the  anticipated  Final  Distribution  Date,  for any reason,  the Trustee shall promptly mail notice thereof to each affected Certificateholder.

(c)     Upon presentation and surrender of the Class A Certificates,  Class M Certificates and
Class SB  Certificates  by the  Certificateholders  thereof,  the Trustee shall  distribute to such  Certificateholders (i) the amount otherwise  distributable on such Distribution Date, if not in connection  with the Master  Servicer's  election to repurchase  the Mortgage  Loans or the  outstanding  Class A Certificates,  Class M Certificates  and Class SB  Certificates,  or
(ii) if the Master  Servicer  elected to so repurchase the Mortgage  Loans or the  outstanding
Class A Certificates,  Class M Certificates and Class SB Certificates,  an amount equal to the price  paid  pursuant  to Section  9.01(a)  as  follows:  first,  with  respect to the Class A
Certificates,  pari  passu,  the  outstanding  Certificate  Principal  Balance  thereof,  plus
Accrued  Certificate  Interest  thereon  for  the  related  Interest  Accrual  Period  and any previously  unpaid  Accrued  Certificate  Interest,  second,  with  respect  to the  Class M-1
Certificates,   the  outstanding   Certificate   Principal   Balance  thereof,   plus  Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously unpaid Accrued Certificate  Interest,  third, with respect to the Class M-2 Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued Certificate Interest thereon for the  related  Interest  Accrual  Period  and any  previously  unpaid  Accrued  Certificate
Interest,  fourth,  with respect to the Class M-3  Certificates,  the outstanding  Certificate
Principal  Balance  thereof,  plus  Accrued  Certificate  Interest  thereon  for  the  related
Interest Accrual Period and any previously unpaid Accrued  Certificate  Interest,  fifth, with respect  to  the  Class  M-4  Certificates,  the  outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest  thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate  Interest,  sixth, with respect to the Class M-5
Certificates,   the  outstanding   Certificate   Principal   Balance  thereof,   plus  Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously unpaid Accrued  Certificate  Interest,  seventh,  with respect to the Class M-6  Certificates, the outstanding  Certificate  Principal  Balance thereof,  plus Accrued  Certificate  Interest
thereon  for  the  related  Interest   Accrual  Period  and  any  previously   unpaid  Accrued
Certificate  Interest,  eighth,  with respect to the Class M-7  Certificates,  the outstanding
Certificate  Principal  Balance  thereof,  plus Accrued  Certificate  Interest thereon for the related  Interest  Accrual Period and any  previously  unpaid  Accrued  Certificate  Interest, ninth,  with respect to the Class M-8  Certificates,  the  outstanding  Certificate  Principal
Balance thereof,  plus Accrued  Certificate  Interest thereon for the related Interest Accrual
Period and any previously  unpaid Accrued  Certificate  Interest,  tenth,  with respect to the
Class M-9 Certificates,  the outstanding  Certificate  Principal Balance thereof, plus Accrued
Certificate  Interest  thereon  for the related  Interest  Accrual  Period and any  previously unpaid Accrued Certificate  Interest,  eleventh,  with respect to the Class A Certificates and
Class M Certificates,  the amount of any Prepayment Interest Shortfalls  allocated thereto for such  Distribution  Date or  remaining  unpaid  from  prior  Distribution  Dates  and  accrued interest  thereon  at  the  applicable  Pass-Through  Rate,  on a  pro  rata  basis  based  on
Prepayment  Interest  Shortfalls  allocated  thereto for such  Distribution  Date or remaining
unpaid  from  prior   Distribution   Dates,  and  twelfth,   with  respect  to  the  Class  SB
Certificates, all remaining amounts.

(d)     In the event that any  Certificateholders  shall not surrender their  Certificates for final payment and cancellation on or before the Final  Distribution  Date, the Master Servicer
(if it  exercised  its right to  purchase  the  Mortgage  Loans) or the  Trustee (in any other case),  shall give a second  written notice to the remaining  Certificateholders  to surrender
their   Certificates  for  cancellation  and  receive  the  final  distribution  with  respect
THERETO.  If within six months  after the second  notice any  Certificate  shall not have been surrendered  for  cancellation,  the Trustee shall take  appropriate  steps as directed by the
Master  Servicer to contact the  remaining  Certificateholders  concerning  surrender of their
Certificates.   The  costs  and  expenses  of  maintaining  the  Certificate  Account  and  of
contacting   Certificateholders  shall  be  paid  out  of  the  assets  which  remain  in  the
Certificate  Account.  If within nine months after the second  notice any  Certificates  shall not have been surrendered for  cancellation,  the Trustee shall pay to the Master Servicer all amounts  distributable  to the holders thereof and the Master  Servicer shall  thereafter hold such amounts  until  distributed  to such Holders.  No interest  shall accrue or be payable to any  Certificateholder  on  any  amount  held  in the  Certificate  Account  or by the  Master
Servicer as a result of such  Certificateholder's  failure to surrender its Certificate(s) for final payment thereof in accordance with this  Section 9.01 and the  Certificateholders  shall look only to the Master Servicer for such payment.

(e)     If any  Certificateholders  do not  surrender  their  Certificates  on or  before  the
Distribution  Date on which a purchase  of the  outstanding  Certificates  is to be made,  the
Master  Servicer shall give a second written  notice to such  Certificateholders  to surrender their  Certificates  for payment of the purchase  price  therefor.  If within six months after the second  notice any  Certificate  shall not have been  surrendered  for  cancellation,  the
Trustee  shall take  appropriate  steps as  directed  by the Master  Servicer  to contact  the
Holders  of such  Certificates  concerning  surrender  of their  Certificates.  The  costs and expenses of maintaining the  Certificate  Account and of contacting  Certificateholders  shall be paid out of the assets  which  remain in the  Certificate  Account.  If within  nine months after the second notice any  Certificates  shall not have been surrendered for cancellation in accordance  with this  Section 9.01,  the Trustee shall pay to the Master Servicer all amounts distributable  to the  Holders  thereof  and shall have no  further  obligation  or  liability therefor and the Master  Servicer  shall  thereafter  hold such amounts until  distributed  to such Holders.  No interest shall accrue or be payable to any  Certificateholder  on any amount
held  in  the   Certificate   Account  or  by  the  Master   Servicer  as  a  result  of  such
Certificateholder's  failure to surrender its  Certificate(s)  for payment in accordance  with this  Section 9.01.  Any  Certificate  that is not  surrendered  on the  Distribution  Date on which a purchase  pursuant to this  Section 9.01  occurs as  provided  above will be deemed to have been  purchased  and the Holder as of such date will have no rights with respect  thereto except to receive the purchase  price therefor  minus any costs and expenses  associated  with such  Certificate  Account and notices  allocated  thereto.  Any  Certificates so purchased or deemed to have been purchased on such  Distribution Date shall remain  outstanding  hereunder.
The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a)     Each of REMIC I and REMIC II as the case may be,  shall be  terminated  in  accordance with the following  additional  requirements,  unless the Trustee and the Master Servicer have received  an  Opinion  of Counsel  (which  Opinion  of Counsel  shall not be an expense of the
Trustee)  to the effect  that the failure of any  REMIC created  hereunder  to comply with the requirements of this  Section 9.02  will not (i) result in the imposition on the Trust Fund of taxes on "prohibited  transactions,"  as described in  Section 860F of the Code, or (ii) cause any  REMIC created  hereunder  to fail to qualify as a REMIC at any time that any  Certificate is outstanding:

(i)     The Master  Servicer shall establish a 90-day  liquidation  period for each of REMIC I and REMIC II,  and specify the first day of such period in a statement attached to the
        Trust Fund's final Tax Return pursuant to Treasury regulationsss.1.860F-1.  The Master
        Servicer also shall satisfy all of the  requirements  of a qualified  liquidation  for each of REMIC I  and  REMIC II,  under  Section 860F  of the Code and the  regulations thereunder;

(ii)    The Master  Servicer  shall  notify the  Trustee at the  commencement  of such  90-day liquidation  period and, at or prior to the time of making of the final payment on the
        Certificates,  the Trustee  shall sell or  otherwise  dispose of all of the  remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii)   If the Master  Servicer is  exercising  its right to purchase  the assets of the Trust
        Fund, the Master Servicer shall,  during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;

(b)     Each Holder of a Certificate and the Trustee hereby irrevocably  approves and appoints the Master Servicer as its  attorney-in-fact to adopt a plan of complete  liquidation for each of REMIC I  and  REMIC II at the  expense of the Trust Fund in  accordance  with the terms and conditions of this Agreement.

ARTICLE X

                                       REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a)     The REMIC  Administrator  shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary,  under  applicable  state law. Such election will be made on Form 1066 or other  appropriate  federal tax or information  return (including Form
8811) or any  appropriate  state  return for the  taxable  year  ending on the last day of the calendar year in which the  Certificates  are issued.  The REMIC I Regular  Interests shall be designated as the "regular  interests"  and Component I of the Class R  Certificates  shall be designated  as the sole  Class of  "residual  interests"  in  REMIC I.  The  REMIC II  Regular
Interests  shall be  designated as the "regular  interests"  and  Component II  of the Class R
Certificates  shall be designated as the sole Class of "residual  interests" in REMIC II.  The
REMIC  Administrator and the Trustee shall not permit the creation of any "interests"  (within the  meaning  of  Section 860G  of the Code) in the REMIC I or REMIC II other than the REMIC I
Regular Interests, the REMIC II Regular Interests and the Certificates.

(b)     The Closing Date is hereby  designated  as the "startup  day" of each of REMIC I,  and
REMIC II within the meaning of Section 860G(a)(9) of the Code (the "Startup Date").

(c)     The REMIC  Administrator shall hold a Class R Certificate in each REMIC representing a
0.01%  Percentage  Interest of the Class R  Certificates in each REMIC and shall be designated as the "tax  matters  person"  with  respect to each of  REMIC I  and  REMIC II  in the manner
provided   under   Treasury   regulations   Section 1.860F-4(d)   and   Treasury   regulations
Section 301.6231(a)(7)-1.  The REMIC  Administrator,  as tax matters person,  shall (i) act on behalf  of  each of  REMIC I  and  REMIC II  in  relation  to any tax  matter  or  controversy involving the Trust Fund and (ii) represent the Trust Fund in any  administrative  or judicial proceeding  relating to an  examination  or audit by any  governmental  taxing  authority with
respect   thereto.   The  legal  expenses,   including   without   limitation   attorneys'  or
accountants'  fees,  and costs of any such  proceeding and any liability  resulting  therefrom shall be  expenses  of the  Trust  Fund and the  REMIC  Administrator  shall  be  entitled  to reimbursement  therefor out of amounts  attributable  to the Mortgage  Loans on deposit in the
Custodial  Account as  provided  by  Section 3.10  unless  such legal  expenses  and costs are incurred  by reason  of the  REMIC  Administrator's  willful  misfeasance,  bad faith or gross negligence.  If the REMIC  Administrator  is no longer the Master Servicer  hereunder,  at its option the REMIC  Administrator  may continue its duties as REMIC  Administrator  and shall be paid reasonable  compensation  not to exceed $3,000 per year by any successor  Master Servicer hereunder for so acting as the REMIC Administrator.

(d)     The REMIC  Administrator  shall prepare or cause to be prepared all of the Tax Returns that it  determines  are required  with respect to the REMICs  created  hereunder  and deliver such Tax Returns in a timely  manner to the  Trustee and the Trustee  shall sign and file such
Tax Returns in a timely  manner.  The  expenses of preparing  such  returns  shall be borne by
the  REMIC   Administrator   without   any  right  of   reimbursement   therefor.   The  REMIC
Administrator  agrees to  indemnify  and hold  harmless the Trustee with respect to any tax or liability  arising  from  the  Trustee's  signing  of  Tax  Returns  that  contain  errors  or
OMISSIONS.  The Trustee and Master  Servicer  shall promptly  provide the REMIC  Administrator with  such  information  as the REMIC  Administrator  may from  time to time  request  for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)     The REMIC  Administrator  shall provide (i) to any Transferor of a Class R Certificate such  information  as is necessary for the  application of any tax relating to the transfer of a Class R  Certificate  to any Person who is not a Permitted  Transferee,  (ii) to the Trustee
and the Trustee shall forward to the  Certificateholders  such  information  or reports as are required  by the  Code  or the  REMIC  Provisions  including  reports  relating  to  interest, original  issue  discount,  if any,  and  market  discount  or premium  (using the  Prepayment
Assumption) and (iii) to the Internal Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)     The Master  Servicer  and the REMIC  Administrator  shall take such  actions and shall cause each REMIC created  hereunder to take such actions as are  reasonably  within the Master
Servicer's  or  the  REMIC   Administrator's   control  and  the  scope  of  its  duties  more
specifically  set forth  herein as shall be  necessary  or  desirable  to maintain  the status thereof  as a REMIC  under the REMIC  Provisions  (and the  Trustee  shall  assist  the Master
Servicer  and the REMIC  Administrator,  to the  extent  reasonably  requested  by the  Master
Servicer  and  the  REMIC  Administrator  to do  so).  In  performing  their  duties  as  more specifically  set forth  herein,  the Master  Servicer and the REMIC  Administrator  shall not knowingly or  intentionally  take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably  within their respective  control and  the  scope  of  duties  more  specifically  set  forth  herein,  that,  under  the  REMIC
Provisions,  if taken or not taken, as the case may be, could  (i) endanger  the status of any
REMIC created  hereunder  as a REMIC  or (ii)  result  in the  imposition  of a tax  upon  any
REMIC created  hereunder  (including but not limited to the tax on prohibited  transactions as defined in  Section 860F(a)(2)  of the Code (except as provided in  Section 2.04)  and the tax on contributions to a REMIC set forth in  Section 860G(d)  of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification  referred to in this sentence,  an
"Adverse REMIC Event") unless the Master Servicer or the REMIC  Administrator,  as applicable, has  received an Opinion of Counsel  (at the expense of the party  seeking to take such action or,  if  such  party  fails  to pay  such  expense,  and  the  Master  Servicer  or the  REMIC
Administrator,  as applicable,  determines  that taking such action is in the best interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Master Servicer,  the REMIC  Administrator or the Trustee) to the effect that the  contemplated  action will not,  with  respect to the Trust Fund  created  hereunder, endanger such status or,  unless the Master  Servicer or the REMIC  Administrator  or both, as applicable,  determine in its or their sole  discretion  to  indemnify  the Trust Fund against the  imposition  of such a tax,  result  in the  imposition  of such a tax.  Wherever  in this
Agreement a  contemplated  action may not be taken  because  the timing of such  action  might result in the  imposition  of a tax on the Trust  Fund,  or may only be taken  pursuant  to an
Opinion of Counsel  that such  action  would not impose a tax on the Trust  Fund,  such action may  nonetheless  be taken  provided that the indemnity  given in the preceding  sentence with respect  to any taxes  that  might be  imposed  on the Trust  Fund has been given and that all other  preconditions  to the taking of such action have been satisfied.  The Trustee shall not take or fail to take any action  (whether or not authorized  hereunder) as to which the Master
Servicer or the REMIC  Administrator,  as  applicable,  has advised it in writing  that it has received  an Opinion of Counsel to the effect  that an Adverse  REMIC  Event  could occur with respect  to such  action or  inaction,  as the case may be. In  addition,  prior to taking any action  with  respect to the Trust Fund or its  assets,  or causing the Trust Fund to take any action,  which is not  expressly  permitted  under the terms of this  Agreement,  the  Trustee shall  consult with the Master  Servicer or the REMIC  Administrator,  as  applicable,  or its designee,  in writing,  with respect to whether such action could cause an Adverse REMIC Event to occur  with  respect to the Trust Fund and the  Trustee  shall not take any such  action or cause the Trust  Fund to take any such  action as to which the  Master  Servicer  or the REMIC
Administrator,  as  applicable,  has advised it in writing  that an Adverse  REMIC Event could occur.  The Master  Servicer or the REMIC  Administrator,  as  applicable,  may  consult  with counsel  to make  such  written  advice,  and the cost of same  shall  be  borne by the  party seeking to take the action not expressly  permitted by this Agreement,  but in no event at the expense of the Master  Servicer  or the REMIC  Administrator.  At all times as may be required by the Code,  the Master  Servicer  or the REMIC  Administrator,  as  applicable,  will to the extent  within its  control and the scope of its duties more  specifically  set forth  herein, maintain  substantially all of the assets of the REMIC as "qualified  mortgages" as defined in
Section 860G(a)(3)  of the Code and "permitted  investments" as defined in  Section 860G(a)(5)
of the Code.

(g)     In the  event  that any tax is  imposed  on  "prohibited  transactions"  of any  REMIC created  hereunder  as  defined  in  Section 860F(a)(2)  of the  Code,  on  "net  income  from foreclosure  property"  of any  REMIC  as  defined  in  Section 860G(c)  of the  Code,  on any contributions  to any REMIC after the Startup Date  therefor  pursuant to  Section 860G(d)  of the Code,  or any other  tax  imposed  by the Code or any  applicable  provisions  of state or local tax laws, such tax shall be charged (i) to the Master  Servicer,  if such tax arises out of or results  from a breach by the Master  Servicer  in its role as Master  Servicer or REMIC
Administrator  of any of its  obligations  under this Agreement or the Master  Servicer has in its sole  discretion  determined  to indemnify  the Trust Fund  against such tax,  (ii) to the
Trustee,  if such tax  arises  out of or  results  from a breach by the  Trustee of any of its obligations  under  this  Article X,  or  (iii) otherwise  against  amounts  on deposit in the
Custodial  Account as provided by Section 3.10 and on the Distribution  Date(s) following such reimbursement  the  aggregate  of such taxes shall be  allocated  in  reduction of the Accrued
Certificate  Interest  on each  Class entitled  thereto  in the same  manner as if such  taxes constituted a Prepayment Interest Shortfall.

(h)     The Trustee and the Master Servicer shall,  for federal income tax purposes,  maintain books and records  with  respect to each REMIC on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

(i)     Following the Startup Date,  neither the Master  Servicer nor the Trustee shall accept any  contributions  of assets to any REMIC  unless  (subject to  Section 10.01(f))  the Master
Servicer  and the  Trustee  shall have  received  an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the inclusion of such assets in any REMIC  will not cause any  REMIC created  hereunder  to fail to  qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject  any such REMIC to any tax under the
REMIC  Provisions  or  other  applicable  provisions  of  federal,  state  and  local  law  or ordinances.

(j)     Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f))  enter into  any  arrangement  by which  any  REMIC created  hereunder  will  receive  a fee or other compensation  for services nor permit any  REMIC created  hereunder to receive any income from assets  other than  "qualified  mortgages"  as defined  in  Section 860G(a)(3)  of the Code or
"permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury Regulations,  the
"latest  possible  maturity date" by which the principal  balance of each regular  interest in each REMIC would be reduced to zero is July 25, 2036,  which is the  Distribution  Date in the month following the last scheduled payment on any Mortgage Loan.

(l)     Within 30 days after the Closing Date, the REMIC  Administrator shall prepare and file with the Internal  Revenue  Service Form 8811,  "Information  Return for Real Estate  Mortgage
Investment  Conduits  (REMIC) and Issuers of  Collateralized  Debt  Obligations" for the Trust
Fund.

(m)     Neither the Trustee nor the Master  Servicer shall sell,  dispose of or substitute for any of the Mortgage  Loans (except in  connection  with (i) the default,  imminent  default or foreclosure  of a Mortgage  Loan,  including but not limited to, the  acquisition or sale of a
Mortgaged  Property acquired by deed in lieu of foreclosure,  (ii) the bankruptcy of the Trust
Fund,  (iii) the  termination  of any REMIC pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage  Loans  pursuant to Article II  or III of this  Agreement) or acquire any assets for any REMIC or sell or dispose of any  investments  in the  Custodial  Account or the
Certificate  Account  for gain,  or accept any  contributions  to any REMIC  after the Closing
Date unless it has  received an Opinion of Counsel that such sale,  disposition,  substitution or acquisition  will not (a) affect adversely the status of any  REMIC created  hereunder as a
REMIC or (b) unless  the Master  Servicer has  determined in its sole  discretion to indemnify the Trust  Fund  against  such tax,  cause any  REMIC to be  subject  to a tax on  "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a)     The  Trustee  agrees  to  indemnify  the  Trust  Fund,   the   Depositor,   the  REMIC
Administrator and the Master Servicer for any taxes and costs including,  without  limitation, any  reasonable  attorneys fees imposed on or incurred by the Trust Fund, the Depositor or the
Master  Servicer,  as  a  result  of  a  breach  of  the  Trustee's  covenants  set  forth  in
Article VIII  or this  Article X.  In the event  that  Residential  Funding  is no longer  the
Master  Servicer,  the Trustee  shall  indemnify  Residential  Funding for any taxes and costs including,  without  limitation,  any  reasonable  attorneys  fees  imposed on or  incurred by
Residential  Funding  as a  result  of a  breach  of the  Trustee's  covenants  set  forth  in
Article VIII or this Article X.

(b)     The REMIC Administrator agrees to indemnify the Trust Fund, the Depositor,  the Master
Servicer  and the  Trustee  for any  taxes  and  costs  (including,  without  limitation,  any reasonable  attorneys'  fees)  imposed on or incurred by the Trust Fund,  the  Depositor,  the
Master  Servicer  or the  Trustee,  as a  result  of a  breach  of the  REMIC  Administrator's covenants set forth in this  Article X with respect to compliance  with the REMIC  Provisions, including  without  limitation,  any  penalties  arising from the  Trustee's  execution of Tax
Returns  prepared by the REMIC  Administrator  that  contain  errors or  omissions;  provided, however,  that such  liability will not be imposed to the extent such breach is a result of an error or omission in information  provided to the REMIC  Administrator  by the Master Servicer in which case Section 10.02(c) will apply.

(c)     The Master  Servicer  agrees to indemnify  the Trust Fund,  the  Depositor,  the REMIC
Administrator  and the Trustee for any taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees)  imposed on or incurred by the Trust Fund,  the  Depositor,  the
REMIC  Administrator  or the  Trustee,  as a  result  of a  breach  of the  Master  Servicer's covenants set forth in this  Article X or in Article III  with respect to compliance  with the
REMIC  Provisions,  including  without  limitation,  any penalties  arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

ARTICLE XI

                                   MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a)     This  Agreement  or any  Custodial  Agreement  may be amended from time to time by the
Depositor,  the  Master  Servicer  and  the  Trustee,  without  the  consent  of  any  of  the
Certificateholders:

(i)     to cure any ambiguity,

(ii)    to correct or supplement any provisions  herein or therein,  which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)   to  modify,  eliminate  or add to any of its  provisions  to such  extent  as shall be necessary or desirable to maintain the  qualification of any  REMIC created  hereunder as a REMIC at all times that any  Certificate  is  outstanding or to avoid or minimize the risk of the  imposition  of any tax on the Trust  Fund  pursuant  to the Code that would be a claim  against the Trust Fund,  provided  that the Trustee has  received an
        Opinion of Counsel to the effect that  (A) such  action is  necessary  or desirable to maintain such  qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not  adversely  affect in any  material  respect the interests of any Certificateholder,

(iv)    to change the timing  and/or  nature of  deposits  into the  Custodial  Account or the
        Certificate  Account  or to  change  the  name  in  which  the  Custodial  Account  is maintained,  provided that (A) the Certificate  Account Deposit Date shall in no event be later than the related  Distribution  Date, (B) such change shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any  Certificateholder  and (C) such  change  shall not result in a  reduction  of the rating  assigned  to any  Class of  Certificates  below the lower of the  then-current rating  or the  rating  assigned  to such  Certificates  as of the  Closing  Date,  as evidenced by a letter from each Rating Agency to such effect,

(v)     to  modify,  eliminate  or add to  the  provisions  of  Section 5.02(f)  or any  other provision hereof restricting  transfer of the Class R  Certificates by virtue of their being the  "residual  interests" in the Trust Fund provided that (A) such change shall not result in  reduction  of the rating  assigned  to any such  Class of  Certificates
        below  the  lower  of  the  then-current   rating  or  the  rating  assigned  to  such
        Certificates  as of the Closing Date, as evidenced by a letter from each Rating Agency to such  effect,  and (B) such  change  shall not  (subject to  Section 10.01(f)),  as evidenced by an Opinion of Counsel (at the expense of the party  seeking so to modify,
        eliminate   or  add  such   provisions),   cause  the   Trust   Fund  or  any  of  the
        Certificateholders  (other than the  transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

(vi)    to make any other  provisions with respect to matters or questions  arising under this
        Agreement or such Custodial Agreement which shall not be materially  inconsistent with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests of any Certificateholder and is authorized or permitted under Section 11.01.

(b)     This  Agreement or any  Custodial  Agreement  may also be amended from time to time by the Depositor,  the Master  Servicer,  the Trustee and the Holders of Certificates  evidencing in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates with a Certificate  Principal  Balance  greater than zero affected  thereby for the purpose of adding any  provisions to or changing in any manner or  eliminating  any of the  provisions of this  Agreement  or such  Custodial  Agreement or of modifying in any manner the rights of the
Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)     reduce in any  manner  the  amount  of, or delay the  timing  of,  payments  which are required  to be  distributed  on any  Certificate  without  the  consent of the Holder of such
Certificate,

(ii)    adversely  affect in any material  respect the interest of the Holders of Certificates of any Class in a manner  other than as described in clause (i) hereof  without the consent of
Holders of  Certificates  of such  Class evidencing,  as to such Class,  Percentage  Interests aggregating not less than 66%, or

(iii)   reduce the aforesaid  percentage of Certificates of any Class the Holders of which are required  to  consent  to any such  amendment,  in any such case  without  the  consent of the
Holders of all Certificates of such Class then outstanding.

(c)     Notwithstanding  any  contrary  provision  of this  Agreement,  the Trustee  shall not consent to any amendment to this  Agreement  unless it shall have first received an Opinion of
Counsel  (at the  expense  of the  party  seeking  such  amendment)  to the  effect  that such amendment or the exercise of any power  granted to the Master  Servicer,  the Depositor or the
Trustee in accordance  with such  amendment will not result in the imposition of a federal tax on the Trust Fund or cause any  REMIC created  hereunder  to fail to qualify as a REMIC at any time that any  Certificate  is  outstanding;  provided,  that if the  indemnity  described  in
Section 10.01(f)  with  respect  to any taxes that might be imposed on the Trust Fund has been given,  the Trustee  shall not require the delivery to it of the Opinion of Counsel  described in this  Section 11.01(c).  The  Trustee  may but shall  not be  obligated  to enter  into any amendment  pursuant to this  Section that  affects its rights,  duties and immunities and this
Agreement or otherwise; provided, however, such consent shall not be unreasonably withheld.

(d)     Promptly after the execution of any such  amendment the Trustee shall furnish  written notification  of the substance of such  amendment to each  Certificateholder.  It shall not be necessary  for the  consent of  Certificateholders  under this  Section 11.01  to approve  the particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining  such consents and of evidencing  the authorization  of the  execution  thereof  by  Certificateholders  shall  be  subject  to such reasonable regulations as the Trustee may prescribe.

(e)     The Depositor shall have the option, in its sole discretion,  to obtain and deliver to the Trustee any corporate guaranty,  payment obligation,  irrevocable letter of credit, surety bond,  insurance  policy or similar  instrument or a reserve fund, or any  combination  of the foregoing,  for the purpose of  protecting  the Holders of the Class SB  Certificates  against any or all Realized  Losses or other  shortfalls.  Any such  instrument  or fund shall be held by the  Trustee  for the  benefit  of the  Class SB  Certificateholders,  but shall not be and shall not be deemed to be under any  circumstances  included in any REMIC.  To the extent that any such  instrument or fund  constitutes a reserve fund for federal income tax purposes,  (i)
any reserve  fund so  established  shall be an outside  reserve  fund and not an asset of such
REMIC,  (ii) any  such  reserve  fund  shall be owned  by the  Depositor,  and  (iii)  amounts transferred  by such REMIC to any such  reserve  fund shall be treated as amounts  distributed by such  REMIC  to the  Depositor  or any  successor,  all  within  the  meaning  of  Treasury regulations  Section 1.860G-2(h)  in effect as of the Cut-off  Date.  In  connection  with the provision of any such  instrument or fund,  this  Agreement  and any  provision  hereof may be modified,  added to, deleted or otherwise  amended in any manner that is related or incidental to such instrument or fund or the establishment or administration  thereof,  such amendment to be made by written  instrument  executed or  consented  to by the  Depositor  and such related insurer  but  without  the  consent of any  Certificateholder  and  without the consent of the
Master  Servicer or the Trustee  being  required  unless any such  amendment  would impose any
additional   obligation   on,  or   otherwise   adversely   affect   the   interests   of  the
Certificateholders,  the Master  Servicer or the Trustee,  as  applicable;  provided  that the
Depositor  obtains  an  Opinion  of  Counsel  (which  need not be an  opinion  of  Independent counsel)  to the  effect  that any such  amendment  will not cause (a) any  federal  tax to be imposed  on the  Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on
"prohibited  transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup  date" under  Section 860G(d)(1)  of the Code and (b) any  REMIC created  hereunder to fail to  qualify  as a REMIC at any time that any  Certificate  is  outstanding.  In the event that  the  Depositor  elects  to  provide  such  coverage  in the form of a  limited  guaranty provided by General Motors  Acceptance  Corporation,  the Depositor may elect that the text of such  amendment  to this  Agreement  shall be  substantially  in the form  attached  hereto as
Exhibit K (in which case  Residential  Funding's  Subordinate  Certificate  Loss Obligation as
described  in such exhibit  shall be  established  by  Residential  Funding's  consent to such amendment)  and that the limited  guaranty  shall be executed in the form  attached  hereto as
Exhibit L,  with  such  changes  as the  Depositor  shall  deem to be  appropriate;  it  being understood  that the Trustee has  reviewed and approved the content of such forms and that the
Trustee's consent or approval to the use thereof is not required.

(f)     In addition to the foregoing,  any amendment of Section 4.08 of this  Agreement  shall require the consent of the Limited  Repurchase  Right Holder as a third-party  beneficiary  of
Section 4.08 of this Agreement.

Section 11.02. Recordation of Agreement; Counterparts.

(a)     To the extent  permitted by applicable  law, this  Agreement is subject to recordation in all  appropriate  public  offices for real  property  records in all the  counties or other comparable  jurisdictions  in which any or all of the properties  subject to the Mortgages are
situated,   and  in  any  other  appropriate  public  recording  office  or  elsewhere,   such
recordation  to be effected by the Master  Servicer  and at its  expense on  direction  by the
Trustee  (pursuant to the request of the Holders of  Certificates  entitled to at least 25% of the  Voting  Rights),  but only upon  direction  accompanied  by an  Opinion of Counsel to the effect  that such  recordation  materially  and  beneficially  affects  the  interests  of the
Certificateholders.

(b)     For the purpose of  facilitating  the recordation of this Agreement as herein provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any  number of counterparts,  each of  which  counterparts  shall  be  deemed  to be an  original,  and  such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a)     The death or incapacity of any  Certificateholder  shall not operate to terminate this
Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal  representatives  or heirs to  claim  an  accounting  or to take  any  action  or  proceeding  in any  court  for a partition or winding up of the Trust Fund, nor otherwise  affect the rights,  obligations  and liabilities of any of the parties hereto.

(b)     No  Certificateholder  shall  have any right to vote  (except  as  expressly  provided herein) or in any manner  otherwise  control the operation  and  management of the Trust Fund, or the  obligations of the parties  hereto,  nor shall anything herein set forth, or contained in the terms of the  Certificates,  be construed so as to  constitute  the  Certificateholders from time to time as partners or members of an  association;  nor shall any  Certificateholder be under any  liability  to any third  person by reason of any action  taken by the parties to this Agreement pursuant to any provision hereof.

(c)     No  Certificateholder  shall  have  any  right  by  virtue  of any  provision  of this
Agreement to institute  any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such  Holder  previously  shall  have given to the
Trustee  a  written  notice  of  default  and  of the  continuance  thereof,  as  hereinbefore provided,  and  unless  also  the  Holders  of  Certificates  of any  Class evidencing  in the aggregate  not less than 25% of the related  Percentage  Interests  of such Class,  shall have made written  request upon the Trustee to institute  such action,  suit or  proceeding  in its own  name as  Trustee  hereunder  and  shall  have  offered  to the  Trustee  such  reasonable indemnity  as it may  require  against  the costs,  expenses  and  liabilities  to be incurred therein or thereby,  and the Trustee,  for 60 days after its receipt of such  notice,  request and offer of indemnity,  shall have  neglected or refused to institute  any such action,  suit or  proceeding  it being  understood  and  intended,  and being  expressly  covenanted by each
Certificateholder  with every other  Certificateholder  and the  Trustee,  that no one or more
Holders of  Certificates  of any  Class shall  have any right in any manner whatever by virtue of any provision of this  Agreement to affect,  disturb or prejudice the rights of the Holders of any other of such  Certificates  of such Class or any other Class,  or to obtain or seek to obtain  priority over or  preference  to any other such Holder,  or to enforce any right under this  Agreement,  except  in the  manner  herein  provided  and  for  the  common  benefit  of
Certificateholders  of such Class or all Classes,  as the case may be. For the  protection and enforcement  of the provisions of this  Section 11.03,  each and every  Certificateholder  and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the  Certificates  shall be governed by and construed in accordance with the laws of the  State of New York,  without  regard to the  conflict  of law  principles thereof,  other than Sections 5-1401 and 5-1402 of the New York General  Obligations  Law, and
the  obligations,  rights  and  remedies  of the  parties  hereunder  shall be  determined  in accordance with such laws.

Section 11.05. Notices.
        All  demands  and  notices  hereunder  shall be in writing and shall be deemed to have been duly given if  personally  delivered at or mailed by  registered  mail,  postage  prepaid
(except  for  notices to the  Trustee  which shall be deemed to have been duly given only when received),  to (a) in the case of the Depositor,  8400 Normandale  Lake Boulevard,  Suite 250,
Minneapolis,  Minnesota  55437,  Attention: President  (RASC),  or such  other  address as may hereafter  be furnished  to the Master  Servicer and the Trustee in writing by the  Depositor;
(b) in the case of the  Master  Servicer,  2255  North  Ontario  Street,  Burbank,  California
91504-3120,  Attention:  Bond  Administration  or  such  other  address  as may  be  hereafter furnished  to the  Depositor  and the Trustee by the Master  Servicer  in writing;  (c) in the case of the Trustee,  the  Corporate  Trust Office or such other  address as may  hereafter be furnished  to the  Depositor  and the Master  Servicer in writing by the  Trustee;  (d) in the case of Standard & Poor's,  55 Water  Street,  New York, New York 10041;  Attention:  Mortgage
Surveillance  or such other address as may be hereafter  furnished to the  Depositor,  Trustee and Master Servicer by Standard & Poor's;  (e) in the case of Moody's,  99 Church Street,  New
York, New York 10007,  Attention:  ABS Monitoring Department,  or such other address as may be hereafter  furnished  to the  Depositor,  the  Trustee  and the Master  Servicer in writing by
Moody's, and (f) in the case of the Yield Maintenance  Agreement Provider,  Barclays Bank PLC,
200 Park Avenue New York,  NY 10166,  or such other  address as may be hereafter  furnished to the  Depositor,  the  Trustee  and the Master  Servicer  in  writing by the Yield  Maintenance
Agreement  Provider.  Any notice  required or  permitted  to be mailed to a  Certificateholder shall be given by first class mail,  postage  prepaid,  at the address of such holder as shown in the  Certificate  Register.  Any  notice  so  mailed  within  the time  prescribed  in this
Agreement  shall  be  conclusively  presumed  to have  been  duly  given,  whether  or not the
Certificateholder receives such notice.

Section 11.06. Notices to Rating Agencies.

        The Depositor,  the Master Servicer or the Trustee,  as applicable,  shall notify each
Rating Agency and each Subservicer at such time as it is otherwise  required  pursuant to this
Agreement  to give notice of the  occurrence  of, any of the events  described  in clause (a),
(b),  (c),  (d),  (g),  (h), (i) or (j) below or provide a copy to each Rating Agency and each
Subservicer at such time as otherwise  required to be delivered  pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c)     the  termination or appointment of a successor  Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d)     the filing of any claim  under the Master  Servicer's  blanket  fidelity  bond and the errors and  omissions  insurance  policy  required  by  Section 3.12  or the  cancellation  or modification of coverage under any such instrument,

(e)     the statement  required to be delivered to the Holders of each  Class of  Certificates pursuant to Section 4.03,

(f)     the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)     a change in the location of the Custodial Account or the Certificate Account,

(h)     the  occurrence  of any monthly  cash flow  shortfall  to the Holders of any  Class of
Certificates  resulting  from the failure by the Master  Servicer to make an Advance  pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan, provided,  however, that with respect  to notice of the  occurrence  of the events  described  in  clauses  (d),  (g) or (h)
above,  the Master  Servicer  shall provide  prompt  written  notice to each Rating Agency and each Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements, provisions  or terms  shall be deemed  severable  from the  remaining  covenants,  agreements, provisions  or  terms  of  this  Agreement  and  shall  in  no  way  affect  the  validity  or enforceability  of the  other  provisions  of this  Agreement  or of the  Certificates  or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

(a)     This  Agreement  may  be   supplemented  by  means  of  the  addition  of  a  separate
Article hereto  (a  "Supplemental  Article")  for the  purpose  of  resecuritizing  any of the
Certificates  issued  hereunder,  under  the  following  circumstances.  With  respect  to any
Class or  Classes of Certificates  issued  hereunder,  or any portion of any such Class, as to which the  Depositor  or any of its  Affiliates  (or any designee  thereof) is the  registered
Holder (the  "Resecuritized  Certificates"),  the  Depositor  may deposit  such  Resecuritized
Certificates  into a new  REMIC,  grantor  trust or  custodial  arrangement  (a "Restructuring
Vehicle")  to be held by the  Trustee  pursuant  to a  Supplemental  Article.  The  instrument adopting such  Supplemental  Article shall  be executed by the Depositor,  the Master Servicer and the Trustee;  provided,  that neither the Master  Servicer nor the Trustee shall  withhold their  consent  thereto  if their  respective  interests  would  not be  materially  adversely affected  thereby.  To the extent  that the terms of the  Supplemental  Article do  not in any way affect any provisions of this  Agreement as to any of the  Certificates  initially  issued hereunder,  the adoption of the  Supplemental  Article shall  not constitute an "amendment" of this Agreement.  Each Supplemental  Article shall set forth all necessary  provisions relating to the holding of the  Resecuritized  Certificates by the Trustee,  the  establishment  of the
Restructuring   Vehicle,   the  issuing  of  various  classes  of  new   certificates  by  the
Restructuring  Vehicle and the  distributions  to be made  thereon,  and any other  provisions necessary  to the  purposes  thereof.  In  connection  with  each  Supplemental  Article,  the
Depositor  shall  deliver to the  Trustee  an  Opinion  of Counsel to the effect  that (i) the
Restructuring  Vehicle will qualify as a REMIC,  grantor  trust or other entity not subject to taxation  for  federal  income  tax  purposes  and  (ii)  the  adoption  of  the  Supplemental
Article will  not endanger the status of any  REMIC created  hereunder as a REMIC or result in the  imposition  of a tax  upon  the  Trust  Fund  (including  but not  limited  to the tax on prohibited  transaction  as  defined  in  Section 860F(a)(2)  of  the  Code  and  the  tax  on
contributions to a REMIC as set forth in Section 860G(d) of the Code.

Section 11.09. Third-Party Beneficiary.

        The Limited Repurchase Right Holder is an express  third-party  beneficiary of Section
4.08 of this  Agreement,  and shall  have the  right to  enforce  the  related  provisions  of
Section 4.08 of this Agreement as if it were a party hereto.

ARTICLE XII

                                COMPLIANCE WITH REGULATION AB

Section 12.01. Intent of Parties; Reasonableness.

        The  Depositor,  the Trustee and the Master  Servicer  acknowledge  and agree that the purpose of this Article XII is to facilitate  compliance by the Depositor  with the provisions of Regulation AB and related rules and  regulations  of the  Commission.  The Depositor  shall not exercise its right to request  delivery of  information or other  performance  under these provisions  other  than  in good  faith,  or for  purposes  other  than  compliance  with  the
Securities  Act, the Exchange Act and the rules and  regulations of the  Commission  under the
Securities  Act  and  the  Exchange  Act.  Each  of  the  Master   Servicer  and  the  Trustee
acknowledges that  interpretations  of the requirements of Regulation AB may change over time, whether due to  interpretive  guidance  provided  by the  Commission  or its staff,  consensus
among  participants  in  the  mortgage-backed   securities  markets,  advice  of  counsel,  or
otherwise,  and  agrees  to comply  with  requests  made by the  Depositor  in good  faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of
Regulation AB. Each of the Master  Servicer and the Trustee shall  cooperate  reasonably  with the Depositor to deliver to the Depositor  (including any of its assignees or designees),  any and all disclosure,  statements,  reports,  certifications,  records and any other information necessary  in the  reasonable,  good  faith  determination  of the  Depositor  to  permit  the
Depositor to comply with the provisions of Regulation AB.

Section 12.02. Additional Representations and Warranties of the Trustee.

(a)     The Trustee  shall be deemed to represent  to the  Depositor as of the date hereof and on each  date on  which  information  is  provided  to the  Depositor  under  Sections  12.01,
12.02(b) or 12.03 that,  except as disclosed in writing to the  Depositor  prior to such date:
(i) it is not aware and has not  received  notice  that any  default,  early  amortization  or other  performance  triggering event has occurred as to any other  Securitization  Transaction due to any default of the Trustee;  (ii) there are no aspects of its financial  condition that could have a material  adverse  effect on the  performance  by it of its  trustee  obligations under this  Agreement or any other  Securitization  Transaction as to which it is the trustee;
(iii)  there  are no  material  legal or  governmental  proceedings  pending  (or  known to be contemplated)  against  it that would be  material  to  Certificateholders;  (iv) there are no relationships  or  transactions  relating to the Trustee with respect to the  Depositor or any sponsor, issuing entity, servicer, trustee,  originator,  significant obligor,  enhancement or support  provider or other  material  transaction  party (as such terms are used in Regulation
AB) relating to the Securitization  Transaction  contemplated by the Agreement,  as identified by the  Depositor  to the Trustee in writing as of the  Closing  Date  (each,  a  "Transaction
Party")  that are  outside  the  ordinary  course of  business or on terms other than would be obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart  from the
Securitization  Transaction,  and that are  material to the  investors'  understanding  of the
Certificates;  and  (v)  the  Trustee  is  not an  affiliate  of any  Transaction  Party.  The
Depositor  shall  notify the  Trustee of any change in the  identity  of a  Transaction  Party after the Closing Date.

(b)     If so requested by the Depositor on any date  following the Closing Date,  the Trustee shall,  within five Business Days following  such request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in  paragraph  (a) of this Section or, if any such  representation  and  warranty  is not  accurate  as of the  date of  such  confirmation, provide  the  pertinent  facts,  in  writing,  to the  Depositor.  Any such  request  from the
Depositor  shall not be given  more than once each  calendar  quarter,  unless  the  Depositor shall  have a  reasonable  basis  for a  determination  that  any of the  representations  and warranties may not be accurate.

Section 12.03. Information to be Provided by the Trustee.

        For so long as the  Certificates  are  outstanding,  for the purpose of satisfying the
Depositor's  reporting  obligation  under  the  Exchange  Act  with  respect  to any  class of
Certificates,  the Trustee  shall provide to the  Depositor a written  description  of (a) any litigation  or  governmental  proceedings  pending  against  the Trustee as of the last day of each calendar  month that would be material to  Certificateholders,  and (b) any  affiliations or  relationships  (as  described in Item 1119 of  Regulation  AB) that develop  following the
Closing Date between the Trustee and any  Transaction  Party of the type  described in Section
12.02(a)(iv)  or  12.02(a)(v)  as of the  last day of each  calendar  year.  Any  descriptions required  with  respect  to legal  proceedings,  as well as  updates  to  previously  provided descriptions,  under this Section  12.03 shall be given no later than five Business Days prior to the  Determination  Date  following the month in which the relevant  event occurs,  and any notices  and  descriptions  required  with  respect  to  affiliations,  as well as  updates to previously  provided  descriptions,  under  this  Section  12.03  shall be given no later than
January 31 of the calendar  year  following the year in which the relevant  event  occurs.  As of the date the  Depositor  or Master  Servicer  files each  Report on Form 10-D and Report on
Form 10-K with respect to the  Certificates,  the Trustee will be deemed to represent that any information  previously  provided  under this Article XII is  materially  correct and does not have any material  omissions  unless the Trustee has  provided an update to such  information.
The  Depositor  will  allow  the  Trustee  to  review  any  disclosure  relating  to  material litigation  against the Trustee  prior to filing such  disclosure  with the  Commission to the extent the Depositor changes the information provided by the Trustee.

Section 12.04. Report on Assessment of Compliance and Attestation.

        On or before March 15 of each calendar year, the Trustee shall:

(a)     deliver to the Depositor a report (in form and substance  reasonably  satisfactory  to
the  Depositor)   regarding  the  Trustee's  assessment  of  compliance  with  the  applicable
Servicing  Criteria  during the immediately  preceding  calendar year, as required under Rules
13a-18 and 15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB. Such report shall be addressed to the  Depositor  and signed by an  authorized  officer of the  Trustee,  and shall address each of the Servicing Criteria specified on Exhibit S hereto; and

(b)     deliver to the Depositor a report of a registered  public  accounting  firm reasonably acceptable  to the  Depositor  that attests to, and reports on, the  assessment  of compliance made by the Trustee  and  delivered  pursuant to the  preceding  paragraph.  Such  attestation shall be in  accordance  with  Rules  1-02(a)(3)  and  2-02(g)  of  Regulation  S-X  under the
Securities Act and the Exchange Act.

Section 12.05. Indemnification; Remedies.

(a)     The Trustee shall  indemnify  the  Depositor,  each  affiliate of the  Depositor,  the
Master  Servicer and each broker  dealer  acting as  underwriter,  placement  agent or initial purchaser of the  Certificates  or each Person who  controls  any of such parties  (within the meaning of Section 15 of the  Securities  Act and  Section 20 of the  Exchange  Act);  and the
respective  present  and  former  directors,  officers,  employees  and  agents of each of the foregoing,  and  shall  hold each of them  harmless  from and  against  any  losses,  damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

(i)     (A)           any untrue  statement  of a  material  fact  contained  or alleged to be contained  in any  information,  report,  certification,  accountants'  attestation  or  other material  provided  under this Article XII by or on behalf of the Trustee  (collectively,  the
"Trustee  Information"),  or (B) the  omission  or alleged  omission  to state in the  Trustee
Information a material fact required to be stated in the Trustee  Information  or necessary in order to make the  statements  therein,  in the light of the  circumstances  under  which they were  made,  not  misleading;  provided,  by way of  clarification,  that  clause  (B) of this paragraph  shall be construed  solely by reference to the Trustee  Information  and not to any other  information  communicated in connection with a sale or purchase of securities,  without regard to whether the Trustee  Information or any portion  thereof is presented  together with or separately from such other information; or

(ii)    any failure by the  Trustee to deliver  any  information,  report,  certification,  or other  material  when and as  required  under this  Article  XII,  other than a failure by the
Trustee to deliver the accountants' attestation.

(b)     In the  case of any  failure  of  performance  described  in  clause  (ii) of  Section
12.05(a),  the Trustee shall (i) promptly  reimburse  the  Depositor for all costs  reasonably incurred  by the  Depositor  in  order  to  obtain  the  information,  report,  certification, accountants'  attestation  or other material not delivered as required by the Trustee and (ii)
cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)     The Depositor and the Master Servicer shall  indemnify the Trustee,  each affiliate of the Trustee or each Person who controls  the Trustee  (within the meaning of Section 15 of the
Securities  Act and Section 20 of the Exchange  Act),  and the  respective  present and former directors,  officers,  employees  and  agents  of the  Trustee,  and  shall  hold each of them harmless from and against any losses, damages, penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses  that any of them may sustain  arising  out of or based upon (i) any untrue  statement  of a material  fact contained or alleged to be contained in any  information  provided  under this Agreement by or on behalf  of the  Depositor  or Master  Servicer  for  inclusion  in any  report  filed  with
Commission  under  the  Exchange  Act  (collectively,  the  "RFC  Information"),  or (ii)  the omission or alleged  omission to state in the RFC  Information  a material fact required to be stated in the RFC  Information  or necessary in order to make the statements  therein,  in the light of the  circumstances  under which they were made, not misleading;  provided,  by way of clarification,  that clause (ii) of this paragraph  shall be construed  solely by reference to the RFC  Information and not to any other  information  communicated in connection with a sale or purchase  of  securities,  without  regard to whether  the RFC  Information  or any portion thereof is presented together with or separately from such other information.

        IN WITNESS  WHEREOF,  the Depositor,  the Master  Servicer and the Trustee have caused their names to be signed hereto by their respective  officers  thereunto duly authorized as of the day and year first above written.

                                                  RESIDENTIAL ASSET SECURITIES CORPORATION

                                                  By:_____________________________________
                                                     Name:
                                                     Title:   Vice President
                                                  RESIDENTIAL FUNDING CORPORATION

                                                  By:_____________________________________
                                                     Name:
                                                     Title:   Associate
                                                  U.S. BANK NATIONAL ASSOCIATION
                                                  as Trustee

                                                  By:_____________________________________
                                                      Name:
                                                      Title:

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

        On the ____  day of June  2006  before  me, a  notary  public  in and for said  State, personally appeared  _______________,  known to me to be a Vice President of Residential Asset
Securities  Corporation,  one of the  corporations  that executed the within  instrument,  and also  known  to me to be the  person  who  executed  it on  behalf  of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate  first above written.

                                            Notary Public

                                            ________________________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF HENNEPIN           )

        On the ____  day of June  2006  before  me, a  notary  public  in and for said  State, personally  appeared  _______________,  known to me to be an Associate of Residential  Funding
Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ________________________________

[Notarial Seal]

STATE OF MINNESOTA           )
                             ) ss.:
COUNTY OF RAMSEY             )

        On the ____  day of June  2006  before  me, a  notary  public  in and for said  State, personally appeared  _____________________,  known to me to be a _____________________ of U.S.
Bank  National  Association,  a banking  association  organized  under the laws of the  United
States  that  executed  the  within  instrument,  and also  known to me to be the  person  who executed it on behalf of said banking  association  and  acknowledged  to me that such banking association executed the within instrument.

        IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                            Notary Public

                                            ____________________________________

[Notarial Seal]

                                                                                                 EXHIBIT A

                                     FORM OF CLASS A-[_] CERTIFICATE

         SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE  INTERNAL  REVENUE CODE OF 1986  COUPLED  WITH THE RIGHT TO RECEIVE  PAYMENTS  UNDER THE YIELD
MAINTENANCE AGREEMENT.

         THE  CERTIFICATE  PRINCIPAL  BALANCE  OF THIS  CERTIFICATE  WILL BE  DECREASED  BY THE  PRINCIPAL
PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE
CERTIFICATES,  THE  CERTIFICATE  PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS  CERTIFICATE  PRINCIPAL
BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY  TO THE  ISSUER  OR ITS  AGENT  FOR  REGISTRATION  OF  TRANSFER,  EXCHANGE  OR  PAYMENT,  AND  ANY
CERTIFICATE  ISSUED  IS  REGISTERED  IN THE  NAME OF CEDE & CO.  OR SUCH  OTHER  NAME AS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST  COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO.,  ANY
TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR  OTHERWISE  BY OR TO ANY PERSON IS  WRONGFUL  SINCE THE
REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

CUSIP: _____________________                                 Certificate No. A-[__]-[__]
Date of Pooling and Servicing Agreement: June 1, 2006        Adjustable Pass-Through Rate

Cut-off Date:  June 1, 2006
First Distribution Date: July 25, 2006                       Aggregate Initial Certificate Principal
                                                             Balance of the Class A-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class A-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                       HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                             SERIES 2006-EMX5

                  evidencing a  percentage  interest in the  distributions  allocable to the Class A-[_]  Certificates  with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable  interest rate,  first and
                  junior  lien  mortgage  loans  on  one-  to  four-family   residential
                  properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee
referred to below or GMAC Mortgage Group,  Inc. or any of their  affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential  Asset Securities  Corporation,  the Master  Servicer,  the Trustee or GMAC Mortgage Group,
Inc. or any of their  affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, Inc.
or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation secured by or payable from payments on the Certificates.

         This certifies that CEDE & CO. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate  in certain  distributions  with  respect to the Trust Fund  consisting  primarily of an interest in a pool of fixed and  adjustable  interest  rate,  first and junior lien mortgage loans on one-
to four- family  residential  properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities
Corporation  (hereinafter  called the  "Depositor,"  which term  includes any  successor  entity under the
Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and U.S.  Bank
National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month  or,  if  such  25th  day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing  as  described  in the  Agreement,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business  on the  Business  Day  immediately  preceding  that
Distribution Date (the "Record Date"),  from the related Available  Distribution Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and
principal,  if  any,  required  to  be  distributed  to  Holders  of  Class A-[_]   Certificates  on  such
Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master  Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire transfer  or  otherwise)  for the  account of the Person  entitled  thereto if such  Person  shall have so notified  the Master  Servicer  or such  Paying  Agent,  or by check  mailed to the  address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice  of the  pendency  of  such  distribution  and  only  upon  presentation  and  surrender  of,  this
Certificate  at the office or agency  appointed by the Trustee for that  purpose in St.  Paul,  Minnesota.
The  Initial  Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal Balance hereof will be reduced from time to time pursuant to the Agreement.

         This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Home Equity Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon
(herein collectively called the "Certificates").

         The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting the Mortgage  Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is reimbursable to the Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related  recoveries  on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for  purposes  other than  distributions  to  Certificateholders,  such  purposes  including  without limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain  expenses incurred, by either of them.

         The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee
and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the
Master  Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates  evidencing  in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected thereby.
Any such  consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.
The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain  additional  circumstances,  without the consent of the
Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for registration  of  transfer at the offices or agencies  appointed  by the Trustee in St.  Paul,  Minnesota, duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and there upon one or more new Certificates of authorized  denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in  the  Agreement.  As  provided  in  the  Agreement  and  subject  to  certain limitations  therein  set  forth,  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations  evidencing the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee, and the Certificate Registrar and any agent of the  Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all  purposes,  and none of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be  affected  by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

         The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following the earlier of
(i) the  maturity or other  liquidation  of the last Mortgage Loan subject  thereto or the  disposition of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all  property acquired in respect of such Mortgage Loans or the  Certificates,  in either case thereby  effecting  early retirement of the  Certificates.  The Agreement  permits,  but does not require the Master Servicer (i) to purchase,  at a price  determined  as provided in the  Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to  purchase in whole,  but not in part, all of the  Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the
Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the  Mortgage  Loans,  as of the  Distribution  Date upon which the  proceeds of any such  purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar, by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                      CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 _________________________________________________________________________________________________________
(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the  beneficial interest  evidenced by the within Trust  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination  and Class,  to the above  named  assignee  and deliver  such  Certificate  to the  following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in   immediately   available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information is provided by  ___________________________________,  the assignee named above, or ______________________________, as its agent.

                                                                                               EXHIBIT B-1

                                     FORM OF CLASS M-[_] CERTIFICATE

         THIS   CERTIFICATE  IS  SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS A  AND  CLASS  M-[_]
CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         THE  CERTIFICATE  PRINCIPAL  BALANCE  OF THIS  CERTIFICATE  WILL BE  DECREASED  BY THE  PRINCIPAL
PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO.  ACCORDINGLY,  FOLLOWING THE INITIAL ISSUANCE OF THE
CERTIFICATES,  THE  CERTIFICATE  PRINCIPAL  BALANCE  OF  THIS  CERTIFICATE  WILL  BE  DIFFERENT  FROM  THE
DENOMINATION  SHOWN BELOW.  ANYONE  ACQUIRING THIS  CERTIFICATE  MAY ASCERTAIN ITS  CERTIFICATE  PRINCIPAL
BALANCE BY INQUIRY OF THE TRUSTEE NAMED HEREIN.

         UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY, A NEW YORK CORPORATION  ("DTC"),  TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,
OR PAYMENT,  AND ANY  CERTIFICATE  ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS
IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH
OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED  REPRESENTATIVE OF DTC), ANY TRANSFER,  PLEDGE, OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,
CEDE & CO., HAS AN INTEREST HEREIN.

         SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE  INTERNAL  REVENUE CODE OF 1986 (THE "CODE")  COUPLED WITH A RIGHT TO RECEIVE  PAYMENTS  UNDER
THE YIELD MAINTENANCE AGREEMENT.

         ANY TRANSFEREE OF THIS  CERTIFICATE  WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE
OR HOLDING OF THIS  CERTIFICATE  (OR INTEREST  THEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT AN EMPLOYEE
BENEFIT  PLAN OR OTHER  PLAN OR  ARRANGEMENT  SUBJECT  TO THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE
EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE OR A
PERSON  (INCLUDING AN INSURANCE  COMPANY  INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED
FIDUCIARY  OR A TRUSTEE  OF ANY SUCH  PLAN) WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO EFFECT  SUCH
ACQUISITION  (EACH  OF THE  FOREGOING,  A  "PLAN  INVESTOR"),  (B) IT HAS  ACQUIRED  AND IS  HOLDING  THIS
CERTIFICATE IN RELIANCE ON U.S.  DEPARTMENT OF LABOR PROHIBITED  TRANSACTION  EXEMPTION  ("PTE") 94-29, 59
FED. REG.  14674 (MARCH 29, 1994),  AS MOST RECENTLY  AMENDED BY PTE 2002-41,  67 FED. REG.  54487 (AUGUST
22,  2002) (THE "RFC  EXEMPTION"),  AND THAT IT  UNDERSTANDS  THAT  THERE ARE  CERTAIN  CONDITIONS  TO THE
AVAILABILITY  OF THE RFC  EXEMPTION  INCLUDING  THAT  THIS  CERTIFICATE  MUST  BE  RATED,  AT THE  TIME OF
PURCHASE,  NOT LOWER THAN "BBB-" (OR ITS  EQUIVALENT)  BY  STANDARD & POOR'S,  FITCH OR MOODY'S OR (C) (I)
THE  TRANSFEREE  IS AN  INSURANCE  COMPANY,  (II)  THE  SOURCE  OF FUNDS  USED TO  PURCHASE  OR HOLD  THIS
CERTIFICATE IS AN "INSURANCE  COMPANY GENERAL ACCOUNT" (AS DEFINED IN U.S.  DEPARTMENT OF LABOR PROHIBITED
TRANSACTION  CLASS EXEMPTION  ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF
PTCE 95-60 HAVE BEEN  SATISFIED  (EACH  ENTITY THAT  SATISFIES  THIS CLAUSE  (C), A  "COMPLYING  INSURANCE
COMPANY").

         IF THIS  CERTIFICATE  (OR ANY  INTEREST  THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT
SATISFY THE  CONDITIONS  DESCRIBED IN THE PRECEDING  PARAGRAPH,  THEN THE LAST PRECEDING  TRANSFEREE  THAT
EITHER (I) IS NOT A PLAN INVESTOR,  (II) ACQUIRED SUCH  CERTIFICATE IN COMPLIANCE  WITH THE RFC EXEMPTION,
OR (III) IS A COMPLYING  INSURANCE  COMPANY  SHALL BE  RESTORED,  TO THE EXTENT  PERMITTED  BY LAW, TO ALL
RIGHTS AND  OBLIGATIONS  AS  CERTIFICATE  OWNER THEREOF  RETROACTIVE  TO THE DATE OF SUCH TRANSFER OF THIS
CERTIFICATE.  THE TRUSTEE  SHALL BE UNDER NO  LIABILITY  TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS
CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

         ANY PURPORTED  CERTIFICATE  OWNER WHOSE  ACQUISITION OR HOLDING OF THIS  CERTIFICATE (OR INTEREST
THEREIN)  WAS  EFFECTED  IN  VIOLATION  OF THE  RESTRICTIONS  IN SECTION  5.02(E)(II)  OF THE  POOLING AND
SERVICING  AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR,  THE TRUSTEE,  THE MASTER  SERVICER,
ANY SUBSERVICER,  AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES,  CLAIMS,  COSTS OR EXPENSES
INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

CUSIP: _____________________                                 Certificate No. M-[__]-__
Date of Pooling and Servicing Agreement: June 1, 2006        Adjustable Pass-Through Rate

Cut-off Date:  June 1, 2006
First Distribution Date:  July 25, 2006                      Aggregate Initial Certificate Principal
                                                             Balance of the Class M-[_] Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Certificate Principal Balance of this
Residential Funding Corporation                              Class M-[_] Certificate:
                                                             $___________________________
Final Scheduled Distribution Date:
__________ __, 20__

                       HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                             SERIES 2006-EMX5

                  evidencing a  percentage  interest in the  distributions  allocable to the Class M-[_]  Certificates  with respect to a Trust Fund consisting primarily of a pool of fixed and adjustable  interest rate,  first and
                  junior  lien  mortgage  loans  on  one-  to  four-family   residential
                  properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee
referred to below or GMAC Mortgage Group,  Inc. or any of their  affiliates.  Neither this Certificate nor the underlying  mortgage loans are guaranteed or insured by any governmental  agency or instrumentality or by Residential  Asset Securities  Corporation,  the Master  Servicer,  the Trustee or GMAC Mortgage Group,
Inc. or any of their  affiliates.  None of the Depositor,  the Master Servicer,  GMAC Mortgage Group, Inc.
or any of their  affiliates will have any obligation  with respect to any certificate or other  obligation secured by or payable from payments on the Certificates.

         This certifies that CEDE & CO. is the registered  owner of the Percentage  Interest  evidenced by this  Certificate  in certain  distributions  with  respect to the Trust Fund  consisting  primarily of an interest in a pool of fixed and  adjustable  interest  rate,  first and junior lien mortgage loans on one-
to four- family  residential  properties  (the "Mortgage  Loans"),  sold by Residential  Asset  Securities
Corporation  (hereinafter  called the  "Depositor,"  which term  includes any  successor  entity under the
Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and U.S.  Bank
National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month  or,  if  such  25th  day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing  as  described  in the  Agreement,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business  on the  Business  Day  immediately  preceding  that
Distribution Date (the "Record Date"),  from the related Available  Distribution Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and
principal,  if  any,  required  to  be  distributed  to  Holders  of  Class M-[_]   Certificates  on  such
Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master  Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire transfer  or  otherwise)  for the  account of the Person  entitled  thereto if such  Person  shall have so notified  the Master  Servicer  or such  Paying  Agent,  or by check  mailed to the  address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice  of the  pendency  of  such  distribution  and  only  upon  presentation  and  surrender  of,  this
Certificate  at the office or agency  appointed by the Trustee for that  purpose in St.  Paul,  Minnesota.
The  Initial  Certificate  Principal  Balance of this  Certificate  is set forth  above.  The  Certificate
Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal and any
Realized Losses allocable hereto.

         Any Transferee of this  Certificate will be deemed to have made  representations  relating to the permissibility  of such  transfer  under  ERISA and  Section 4975  of the Code,  as  described  in Section
5.02(e)(ii) of the Agreement.  In addition,  any purported  Certificate Owner whose acquisition or holding of this  Certificate  (or interest  therein) was  effected in  violation  of the  restrictions  in Section
5.02(e)(ii)  of the Agreement  shall  indemnify and hold harmless the Depositor,  the Trustee,  the Master
Servicer,  any  Subservicer,  any underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

         This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Home Equity Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon
(herein collectively called the "Certificates").

         The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting the Mortgage  Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is reimbursable to the Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related  recoveries  on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for  purposes  other than  distributions  to  Certificateholders,  such  purposes  including  without limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain  expenses incurred, by either of them.

         The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee
and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the
Master  Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates  evidencing  in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected thereby.
Any such  consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.
The  Agreement  also permits the  amendment  thereof in certain  circumstances  without the consent of the
Holders of any of the Certificates and, in certain  additional  circumstances,  without the consent of the
Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for registration  of  transfer at the offices or agencies  appointed  by the Trustee in St.  Paul,  Minnesota, duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and there upon one or more new Certificates of authorized  denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in  the  Agreement.  As  provided  in  the  Agreement  and  subject  to  certain limitations  therein  set  forth,  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations  evidencing the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee, and the Certificate Registrar and any agent of the  Depositor,  the Master  Servicer,  the Trustee or the  Certificate  Registrar may treat the Person in whose  name  this  Certificate  is  registered  as the  owner  hereof  for all  purposes,  and none of the
Depositor,  the  Master  Servicer,  the  Trustee  or any such  agent  shall be  affected  by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

         The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following the earlier of
(i) the maturity or other  liquidation  of the last Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all  property acquired in respect of such Mortgage Loans or the  Certificates,  in either case thereby  effecting  early retirement of the  Certificates.  The Agreement  permits,  but does not require the Master Servicer (i) to purchase,  at a price  determined  as provided in the  Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to purchase in whole,  but not in part,  all of the  Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the
Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the  Mortgage  Loans,  as of the  Distribution  Date upon which the  proceeds of any such  purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of authentication  hereon has been executed by the Certificate  Registrar, by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                      CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-[_] Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the  beneficial interest  evidenced by the within Trust  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in   immediately   available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information is provided by  ___________________________________,  the assignee named above, or ______________________________, as its agent.

                                                                                                 EXHIBIT C

                                       FORM OF CLASS SB CERTIFICATE

         THIS  CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS M  CERTIFICATES AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

         SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "REGULAR  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE INTERNAL  REVENUE CODE OF 1986 (THE "CODE")  COUPLED WITH THE RIGHT TO RECEIVE  PAYMENTS UNDER
THE YIELD MAINTENANCE AGREEMENT.

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS
AMENDED,  OR THE  SECURITIES  LAWS  OF ANY  STATE  AND MAY  NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS
REGISTERED  PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM
REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE
PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO TRANSFER OF THIS  CERTIFICATE  OR ANY INTEREST  THEREIN SHALL BE MADE TO ANY EMPLOYEE  BENEFIT
PLAN OR OTHER PLAN OR  ARRANGEMENT  SUBJECT  TO THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE  EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE, OR ANY PERSON
(INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY
OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO EFFECT  SUCH  ACQUISITION
(EACH OF THE FOREGOING,  A "PLAN INVESTOR") UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER ARE
PROVIDED WITH EITHER (I) A  CERTIFICATION  PURSUANT TO SECTION  5.02(E)(I)(B)  OF THE AGREEMENT OR (II) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND  SUBSTANCE  SATISFACTORY  TO THE TRUSTEE,  THE DEPOSITOR
AND THE MASTER  SERVICER TO THE EFFECT THAT THE  PURCHASE OR HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE
UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE OR RESULT IN ANY  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION  406  OF  ERISA  OR  SECTION  4975  OF THE  CODE  (OR  COMPARABLE  PROVISIONS  OF  ANY  SUBSEQUENT
ENACTMENTS),  AND WILL NOT SUBJECT THE TRUSTEE,  THE DEPOSITOR OR THE MASTER SERVICER TO ANY OBLIGATION OR
LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO
THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

CUSIP: _____________________                                 Certificate No. SB-1
Date of Pooling and Servicing Agreement: June 1, 2006        Percentage Interest: 100.00%

Cut-off Date:  June 1, 2006
First Distribution Date:  July 25, 2006                      Aggregate Initial Notional Balance
                                                             of the Class SB Certificates:
                                                             $___________________________
Master Servicer:                                             Initial Notional Balance
Residential Funding Corporation                              of this Class SB Certificate:
                                                             $___________________________
Maturity Date:
__________ __, 20__

                       HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                             SERIES 2006-EMX5

                  evidencing a  percentage  interest in the  distributions  allocable to the  Class SB  Certificates  with  respect to a Trust Fund  consisting primarily of a pool of fixed and adjustable  interest rate,  first and
                  junior  lien  mortgage  loans  on  one-  to  four-family   residential
                  properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee
referred to below or any of their affiliates.  Neither this Certificate nor the underlying  mortgage loans are  guaranteed  or  insured  by any  governmental  agency  or  instrumentality  or by  Residential  Asset
Securities  Corporation,  the  Master  Servicer,  the  Trustee  or any of  their  affiliates.  None of the
Depositor,  the Master  Servicer or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that  [__________] is the registered  owner of the Percentage  Interest  evidenced by this  Certificate in certain  distributions  with respect to the Trust Fund consisting  primarily of an interest  in a pool of  adjustable  interest  rate,  first  and  junior  lien  mortgage  loans  on one- to
four-family   residential  properties  (the  "Mortgage  Loans"),  sold  by  Residential  Asset  Securities
Corporation  (hereinafter  called the  "Depositor,"  which term  includes any  successor  entity under the
Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as  specified  above (the  "Agreement")  among the  Depositor,  the Master  Servicer  and U.S.  Bank
National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof, assents and by which such Holder is bound.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month  or,  if  such  25th  day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing  as  described  in the  Agreement,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business on the last  Business  Day of the month  immediately preceding the month of such distribution (the "Record Date"),  from the Available  Distribution  Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and the amount of interest and  principal,  if any,  required to be distributed  to Holders of Class SB  Certificates  on such Distribution Date.

         Distributions  on this  Certificate  will be made either by the Master  Servicer acting on behalf of the Trustee or by a Paying  Agent  appointed  by the Trustee in  immediately  available  funds (by wire transfer  or  otherwise)  for the  account of the Person  entitled  thereto if such  Person  shall have so notified  the Master  Servicer  or such  Paying  Agent,  or by check  mailed to the  address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution and only upon  presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in St. Paul, Minnesota.

         No  transfer  of this  Certificate  will  be  made  unless  such  transfer  is  exempt  from  the registration  requirements of the Securities Act of 1933, as amended,  and any applicable state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer  is to be made,
(i) the  Trustee  or the  Depositor  may  require an  opinion  of  counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the  Depositor  that such transfer is exempt  (describing  the applicable  exemption  and the  basis  therefor)  from  or is  being  made  pursuant  to the  registration requirements  of the  Securities Act of 1933, as amended,  and of any applicable  statute of any state and
(ii) the  transferee  shall  execute an  investment  letter in the form  described by the  Agreement.  The
Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee, the Depositor,  the Master Servicer and the Certificate  Registrar acting on behalf of the Trustee against any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such
Federal and state laws.

         No transfer of this  Certificate  or any interest  therein shall be made to any employee  benefit plan or other plan or  arrangement  subject to the prohibited  transaction  provisions of ERISA or Section
4975 of the Code,  or any person  (including  an  insurance  company  investing  its general  account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such acquisition (each of the foregoing,  a "Plan Investor")  unless the Trustee,  the
Depositor  and the Master  Servicer  are  provided  with  either (i) a  certification  pursuant to Section
5.02(e)(i)(B)  of the  Agreement  or (ii) an Opinion of Counsel  acceptable  to and in form and  substance satisfactory  to the Trustee,  the  Depositor  and the Master  Servicer to the effect that the purchase or holding of this  Certificate is  permissible  under  applicable  law, will not constitute or result in any non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  and will not subject the Trustee,  the Depositor or the Master
Servicer to any  obligation or liability  (including  obligations  or  liabilities  under ERISA or Section
4975 of the Code) in addition to those  undertaken  in the  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Home Equity Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon
(herein collectively called the "Certificates").

         The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting the Mortgage  Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is reimbursable to the Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related  recoveries  on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for  purposes  other than  distributions  to  Certificateholders,  such  purposes  including  without limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain  expenses incurred, by either of them.

         The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee
and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the
Master  Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates  evidencing  in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected thereby.
Any such  consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange  herefor  or in  lieu  hereof  whether  or  not  notation  of  such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits the  amendment  thereof in certain  circumstances  without the consent of the Holders of any of the Certificates and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for registration  of  transfer at the offices or agencies  appointed  by the Trustee in St.  Paul,  Minnesota, duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in  the  Agreement.  As  provided  in  the  Agreement  and  subject  to  certain limitations  therein  set  forth,  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations  evidencing the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee, the Certificate Registrar and any agent of the
Depositor,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes,  and none of the Depositor,  the
Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

         The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the  Agreement  following the earlier of
(i) the maturity or other  liquidation  of the last Mortgage Loan subject  thereto or the  disposition  of all property  acquired upon  foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Master  Servicer  from the Trust Fund of all  remaining  Mortgage  Loans and all  property acquired in respect of such Mortgage Loans or the  Certificates,  in either case thereby  effecting  early retirement of the  Certificates.  The Agreement  permits,  but does not require the Master Servicer (i) to purchase,  at a price  determined  as provided in the  Agreement,  all  remaining  Mortgage  Loans and all property  acquired in respect of any Mortgage Loan or (ii) to purchase in whole,  but not in part,  all of the  Certificates  from the Holders thereof,  provided,  that any such option may only be exercised if the
Stated Principal  Balance before giving effect to the  distributions to be made on such  Distribution Date of the  Mortgage  Loans,  as of the  Distribution  Date upon which the  proceeds of any such  purchase are distributed is less than ten percent of the Cut-off Date Balance.

         Unless the certificate of  authentication  hereon has been executed by the Certificate  Registrar by manual  signature,  this  Certificate  shall not be entitled to any benefit  under the  Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                      CERTIFICATE OF AUTHENTICATION

         This is one of the Class SB Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the  beneficial interest  evidenced by the within Trust  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in   immediately   available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information is provided by  ___________________________________,  the assignee named above, or ______________________________, as its agent.

                                                                                                EXHIBIT D

                                       FORM OF CLASS R CERTIFICATE

         THE  CLASS R   CERTIFICATE   WILL  NOT  BE  ENTITLED  TO  PAYMENTS   CONSTITUTING  THE  AVAILABLE
DISTRIBUTION  AMOUNT  UNTIL SUCH TIME AS  DESCRIBED  IN THE POOLING AND  SERVICING  AGREEMENT  REFERRED TO
HEREIN (THE "AGREEMENT").

         THIS CLASS R  CERTIFICATE IS SUBORDINATE TO THE CLASS A,  CLASS M AND CLASS SB  CERTIFICATES,  TO
THE EXTENT DESCRIBED HEREIN AND IN THE AGREEMENT.

         THIS  CERTIFICATE  MAY  NOT  BE  HELD  BY OR  TRANSFERRED  TO A  NON-UNITED  STATES  PERSON  OR A
DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

         SOLELY FOR U.S.  FEDERAL  INCOME TAX PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A
"REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS
AMENDED,  OR THE  SECURITIES  LAWS  OF ANY  STATE  AND MAY  NOT BE  RESOLD  OR  TRANSFERRED  UNLESS  IT IS
REGISTERED  PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM
REGISTRATION  UNDER SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN ACCORDANCE  WITH THE
PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

         NO TRANSFER OF THIS  CERTIFICATE  OR ANY INTEREST  THEREIN SHALL BE MADE TO ANY EMPLOYEE  BENEFIT
PLAN OR OTHER PLAN OR  ARRANGEMENT  SUBJECT  TO THE  PROHIBITED  TRANSACTION  PROVISIONS  OF THE  EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE, OR ANY PERSON
(INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT,  AN INVESTMENT  MANAGER,  A NAMED FIDUCIARY
OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING  "PLAN  ASSETS"  OF ANY SUCH PLAN TO EFFECT  SUCH  ACQUISITION
(EACH OF THE FOREGOING,  A "PLAN INVESTOR") UNLESS THE TRUSTEE,  THE DEPOSITOR AND THE MASTER SERVICER ARE
PROVIDED WITH EITHER (I) A  CERTIFICATION  PURSUANT TO SECTION  5.02(E)(I)(B)  OF THE AGREEMENT OR (II) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND  SUBSTANCE  SATISFACTORY  TO THE TRUSTEE,  THE DEPOSITOR
AND THE MASTER  SERVICER TO THE EFFECT THAT THE  PURCHASE OR HOLDING OF THIS  CERTIFICATE  IS  PERMISSIBLE
UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE OR RESULT IN ANY  NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER
SECTION  406  OF  ERISA  OR  SECTION  4975  OF THE  CODE  (OR  COMPARABLE  PROVISIONS  OF  ANY  SUBSEQUENT
ENACTMENTS),  AND WILL NOT SUBJECT THE TRUSTEE,  THE DEPOSITOR OR THE MASTER SERVICER TO ANY OBLIGATION OR
LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO
THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE,  THE
DEPOSITOR OR THE MASTER SERVICER.

         ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS  CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED
TRANSFEREE  PROVIDES A TRANSFER  AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE
IS NOT (A) THE UNITED STATES,  ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY POSSESSION OF THE UNITED
STATES, OR ANY AGENCY OR INSTRUMENTALITY  OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY  WHICH IS
A CORPORATION  IF ALL OF ITS  ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS
BOARD  OF  DIRECTORS  IS  NOT  SELECTED  BY  SUCH  GOVERNMENTAL  UNIT),  (B)  A  FOREIGN  GOVERNMENT,  ANY
INTERNATIONAL  ORGANIZATION,  OR ANY  AGENCY  OR  INSTRUMENTALITY  OF  EITHER  OF THE  FOREGOING,  (C) ANY
ORGANIZATION  (OTHER THAN  CERTAIN  FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS
EXEMPT  FROM THE TAX  IMPOSED  BY CHAPTER 1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO THE TAX
IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX  IMPOSED BY SECTION  511 OF THE CODE ON  UNRELATED
BUSINESS  TAXABLE  INCOME),   (D) RURAL   ELECTRIC  AND  TELEPHONE   COOPERATIVES   DESCRIBED  IN  SECTION
1381(A)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(A) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE  FOREGOING  CLAUSES  (A),  (B),  (C),  (D) OR (E) BEING  HEREIN  REFERRED TO AS A
"DISQUALIFIED  ORGANIZATION"),  OR (F) AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE OF SUCH
TRANSFER IS TO IMPEDE THE  ASSESSMENT  OR  COLLECTION  OF TAX AND (3) SUCH  TRANSFEREE  SATISFIES  CERTAIN
ADDITIONAL  CONDITIONS  RELATING TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING
THE  REGISTRATION  IN THE  CERTIFICATE  REGISTER  OR ANY  TRANSFER,  SALE  OR  OTHER  DISPOSITION  OF THIS
CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION
SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND SUCH PERSON SHALL NOT BE DEEMED TO BE A
CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS
ON THIS  CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED
TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. R-1                                          Percentage Interest: 100.00%

Date of Pooling and Servicing Agreement: June 1, 2006        Master Servicer:
                                                             Residential Funding Corporation
Cut-off Date:  June 1, 2006

                       HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                             SERIES 2006-EMX5

                  evidencing a  percentage  interest in the  distributions  allocable to the  Class R  Certificates  with  respect to a Trust  Fund  consisting primarily of a pool of fixed and adjustable  interest rate,  first and
                  junior  lien  mortgage  loans  on  one-  to  four-family   residential
                  properties sold by RESIDENTIAL ASSET SECURITIES CORPORATION

         This  Certificate  is payable  solely from the assets of the Trust Fund and does not represent an obligation of or interest in Residential Asset Securities  Corporation,  the Master Servicer,  the Trustee
referred to below or any of their affiliates.  Neither this Certificate nor the underlying  mortgage loans are  guaranteed  or  insured  by any  governmental  agency  or  instrumentality  or by  Residential  Asset
Securities  Corporation,  the  Master  Servicer,  the  Trustee  or any of  their  affiliates.  None of the
Depositor,  the Master  Servicer or any of their  affiliates  will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This  certifies  that  [________________]  is the  registered  owner of the  Percentage  Interest evidenced  by this  Certificate  in  certain  distributions  with  respect  to the Trust  Fund  consisting primarily of a pool of fixed and adjustable  interest  rate,  first and junior lien mortgage loans on one-
to four-family  residential  properties  (the "Mortgage  Loans"),  sold by  Residential  Asset  Securities
Corporation  (hereinafter  called the  "Depositor,"  which term  includes any  successor  entity under the
Agreement  referred to below).  The Trust Fund was created  pursuant to a Pooling and Servicing  Agreement dated as  specified  above (the  "Agreement)  among the  Depositor,  the  Master  Servicer  and U.S.  Bank
National  Association,  as trustee (the  "Trustee"),  a summary of certain of the pertinent  provisions of which is set forth  hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms, provisions and conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant  to the  terms of the  Agreement,  a  distribution  will be made on the 25th day of each month  or,  if  such  25th  day is not a  Business  Day,  the  Business  Day  immediately  following  (the
"Distribution  Date"),  commencing  as  described  in the  Agreement,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business on the last  Business  Day of the month  immediately preceding the month of such  distribution  (the "Record Date"),  from the related  Available  Distribution
Amount in an amount equal to the product of the Percentage  Interest  evidenced by this  Certificate  and, the amount of  interest  and  principal,  if any,  required  to be  distributed  to the Holders of Class R
Certificates on such Distribution Date.

         Each Holder of this  Certificate  will be deemed to have  agreed to be bound by the  restrictions set forth in the  Agreement  to the  effect  that (i) each  person  holding  or  acquiring  any  Ownership
Interest  in this  Certificate  must be a  United  States  Person  and a  Permitted  Transferee,  (ii) the
transfer of any  Ownership  Interest in this  Certificate  will be  conditioned  upon the  delivery to the
Trustee  of,  among  other  things,  an  affidavit  to the effect  that it is a United  States  Person and
Permitted  Transferee,  (ii) any  attempted  or  purported  transfer  of any  Ownership  Interest  in this
Certificate  in violation of such  restrictions  will be absolutely  null and void and will vest no rights in the  purported  transferee,  and (iv) if any person other than a United  States  Person and a Permitted
Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Master  Servicer will have the right,  in its sole discretion and without notice to the Holder of this
Certificate,  to sell this  Certificate to a purchaser  selected by the Master  Servicer,  which purchaser may be the Master Servicer,  or any affiliate of the Master Servicer,  on such terms and conditions as the
Master Servicer may choose.

         Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution and only upon  presentation and surrender of this Certificate at the office or agency  appointed by the Trustee for that purpose in St. Paul,  Minnesota.  The Holder of this  Certificate  may have  additional  obligations  with  respect  to this  Certificate,  including  tax liabilities.

         No  transfer  of this  Certificate  will  be  made  unless  such  transfer  is  exempt  from  the registration  requirements of the Securities Act of 1933, as amended,  and any applicable state securities laws or is made in  accordance  with said Act and laws.  In the event that such a transfer  is to be made,
(i) the  Trustee  or the  Depositor  may  require an  opinion  of  counsel  acceptable  to and in form and substance  satisfactory  to the Trustee and the  Depositor  that such transfer is exempt  (describing  the applicable  exemption  and the  basis  therefor)  from  or is  being  made  pursuant  to the  registration requirements  of the  Securities Act of 1933, as amended,  and of any applicable  statute of any state and
(ii) the  transferee  shall  execute an  investment  letter in the form  described by the  Agreement.  The
Holder hereof  desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trustee, the Depositor,  the Master Servicer and the Certificate  Registrar acting on behalf of the Trustee against any  liability  that may result if the  transfer is not so exempt or is not made in  accordance  with such
Federal and state laws.

         No transfer of this  Certificate  or any interest  therein shall be made to any employee  benefit plan or other plan or  arrangement  subject to the prohibited  transaction  provisions of ERISA or Section
4975 of the Code,  or any person  (including  an  insurance  company  investing  its general  account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such acquisition (each of the foregoing,  a "Plan Investor")  unless the Trustee,  the
Depositor  and the Master  Servicer  are  provided  with  either (i) a  certification  pursuant to Section
5.02(e)(i)(B)  of the  Agreement  or (ii) an Opinion of Counsel  acceptable  to and in form and  substance satisfactory  to the Trustee,  the  Depositor  and the Master  Servicer to the effect that the purchase or holding of this  Certificate is  permissible  under  applicable  law, will not constitute or result in any non-exempt  prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  and will not subject the Trustee,  the Depositor or the Master
Servicer to any  obligation or liability  (including  obligations  or  liabilities  under ERISA or Section
4975 of the Code) in addition to those  undertaken  in the  Agreement,  which Opinion of Counsel shall not be an expense of the Trustee, the Depositor or the Master Servicer.

         This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Home Equity Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon
(herein collectively called the "Certificates").

         The  Certificates  are  limited  in  right of  payment  to  certain  collections  and  recoveries respecting the Mortgage  Loans,  all as more  specifically  set forth herein and in the Agreement.  In the event Master  Servicer funds are advanced with respect to any Mortgage Loan,  such advance is reimbursable to the Master  Servicer,  to the  extent  provided  in the  Agreement,  from  related  recoveries  on such
Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the  Agreement,  withdrawals  from the Custodial  Account  and/or the  Certificate
Account  created for the benefit of  Certificateholders  may be made by the Master  Servicer  from time to time for  purposes  other than  distributions  to  Certificateholders,  such  purposes  including  without limitation  reimbursement  to the Depositor and the Master Servicer of advances made, or certain  expenses incurred, by either of them.

         The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the  modification of the rights and obligations of the Depositor,  the Master Servicer and the Trustee
and the rights of the  Certificateholders  under the  Agreement  from time to time by the  Depositor,  the
Master  Servicer  and the  Trustee  with the  consent of the  Holders of  Certificates  evidencing  in the aggregate not less than 66% of the Percentage  Interests of each Class of  Certificates  affected thereby.
Any such  consent by the Holder of this  Certificate  shall be  conclusive  and binding on such Holder and upon all future holders of this  Certificate and of any Certificate  issued upon the transfer hereof or in exchange  herefor  or in  lieu  hereof  whether  or  not  notation  of  such  consent  is  made  upon  the
Certificate.  The  Agreement  also  permits the  amendment  thereof in certain  circumstances  without the consent of the Holders of any of the Certificates and, in certain  additional  circumstances,  without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this  Certificate is registrable in the  Certificate  Register upon surrender of this  Certificate  for registration  of  transfer at the offices or agencies  appointed  by the Trustee in St.  Paul,  Minnesota, duly  endorsed by, or  accompanied  by an  assignment  in the form below or other  written  instrument  of transfer in form  satisfactory  to the Trustee and the  Certificate  Registrar duly executed by the Holder hereof or such Holder's  attorney duly authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and  aggregate  Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in  the  Agreement.  As  provided  in  the  Agreement  and  subject  to  certain limitations  therein  set  forth,  Certificates  are  exchangeable  for  new  Certificates  of  authorized denominations  evidencing the same Class and  aggregate  Percentage  Interest,  as requested by the Holder surrendering the same.

         No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee may require payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

         The Depositor,  the Master Servicer,  the Trustee, the Certificate Registrar and any agent of the
Depositor,  the Master  Servicer,  the Trustee or the Certificate  Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes,  and none of the Depositor,  the
Master Servicer, the Trustee or any such agent shall be affected by notice to the contrary.

         This  Certificate  shall be governed by and construed in accordance with the laws of the State of
New York.

         The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created  thereby  shall  terminate  upon the payment to  Certificateholders  of all amounts  held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement.

         Unless  the  certificate  of   authentication   hereon  has  been  executed  by  the  Certificate
Registrar,  by  manual  signature,  this  Certificate  shall  not be  entitled  to any  benefit  under the
Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Trustee

                                                              By: _________________________________________________
                                                                  Authorized Signatory

Dated:_____________________

                                      CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                                              U.S. BANK NATIONAL ASSOCIATION,
                                                              as Certificate Registrar

                                                              By:  _______________________________
                                                                  Authorized Signatory

                                                ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please  print or  typewrite  name and  address  including  postal zip code of  assignee)  the  beneficial interest  evidenced by the within Trust  Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
___________________________________________________________________________________________________________________

Dated:_____________________                                   ____________________________________
                                                              Signature by or on behalf of assignor

___________________________________________________________________________________________________________________
                                                              Signature Guaranteed

                                        DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

Distributions   shall  be  made,  by  wire  transfer  or  otherwise,   in   immediately   available   fund
to____________________________________________________________________________
for the account of ________________________________________________________________________________________________
account number ____________________________________________________________________________________________________
or, if mailed by check, to ________________________________________________________________________________________

         Applicable statements should be mailed to:________________________________________________________________
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________

         This  information is provided by  ___________________________________,  the assignee named above, or ______________________________, as its agent.

                                                                                                 EXHIBIT E

                                       FORM OF CUSTODIAL AGREEMENT

                  THIS  CUSTODIAL   AGREEMENT  (as  amended  and  supplemented  from  time  to  time,  the
"Agreement"),  dated  as of June 1,  2006,  by and  among  U.S.  BANK  NATIONAL  ASSOCIATION,  as  Trustee
(including its successors under the Pooling  Agreement  defined below, the "Trustee"),  RESIDENTIAL  ASSET
SECURITIES  CORPORATION  (together with any successor in interest,  the  "Company"),  RESIDENTIAL  FUNDING
CORPORATION,  as master  servicer  (together with any successor in interest or successor under the Pooling
Agreement  referred  to  below,  the  "Master  Servicer"),  and WELLS  FARGO  BANK,  NATIONAL  ASSOCIATION
(together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                           W I T N E S S E T H   T H A T :

                 WHEREAS, the Company,  the Master Servicer,  and the Trustee have entered into a Pooling and  Servicing  Agreement,  dated as of June 1,  2006,  relating  to the  issuance  of  Residential  Asset
Securities  Corporation,  Home Equity Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-EMX5
(as in  effect on the date of this  Agreement,  the  "Original  Pooling  Agreement,"  and as  amended  and supplemented from time to time, the "Pooling Agreement"); and

                  WHEREAS,  the  Custodian  has agreed to act as agent for the Trustee for the purposes of receiving  and holding  certain  documents and other  instruments  delivered by the Company and the Master
Servicer under the Pooling  Agreement,  all upon the terms and  conditions and subject to the  limitations hereinafter set forth;

                  NOW,  THEREFORE,  in  consideration  of  the  premises  and  the  mutual  covenants  and agreements  hereinafter set forth, the Trustee,  the Company, the Master Servicer and the Custodian hereby agree as follows:

                                                      ARTICLE I

                                                     Definitions

                 Capitalized  terms  used in this  Agreement  and  not  defined  herein  shall  have  the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                                     ARTICLE II

                                            Custody of Mortgage Documents

                  Section  2.1.  Custodian  to Act as Agent;  Acceptance  of Mortgage  Files.  The Company
and the Master  Servicer  hereby direct the Trustee to appoint Wells Fargo Bank  National  Association  as the Custodian  hereunder.  The Custodian,  as the duly appointed  agent of the Trustee for these purposes, acknowledges  receipt of the Mortgage  Files  relating to the Mortgage  Loans  identified  on the schedule attached  hereto (the  "Mortgage  Files") and declares  that it holds and will hold the Mortgage  Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

                  Section 2.2.  Recordation  of  Assignments.  If any Mortgage  File  includes one or more assignments  of the related  Mortgages to the Trustee that have not been  recorded,  each such  assignment shall be  delivered by the  Custodian  to the Company for the purpose of  recording it in the  appropriate public office for real property records,  and the Company, at no expense to the Custodian,  shall promptly cause to be recorded in the  appropriate  public  office for real  property  records each such  assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

                  Section 2.3.  Review of Mortgage Files.

                  (a) On or prior to the  Closing  Date,  the  Custodian  shall  deliver to the Trustee an
Initial  Certification  in the form annexed  hereto as Exhibit One  evidencing  receipt of a Mortgage File for each  Mortgage  Loan listed on the  Schedule  attached  hereto (the  "Mortgage  Loan  Schedule").  The parties hereto  acknowledge  that certain  documents  referred to in Subsection  2.01(b)(i) of the Pooling
Agreement may be missing on or prior to the Closing Date and such missing  documents  shall be listed as a
Schedule to Exhibit One.

                  (b) Within 45 days after the Closing  Date,  the  Custodian  agrees,  for the benefit of
Certificateholders,  to review each Mortgage  File and to deliver to the Trustee an Interim  Certification in the form  annexed  hereto as Exhibit Two to the effect  that all  documents  required  to be  delivered pursuant  to Section  2.01(b) of the Pooling  Agreement  have been  executed  and  received  and that such documents  relate  to the  Mortgage  Loans  identified  on the  Mortgage  Loan  Schedule,  except  for any exceptions  listed on Schedule A attached to such  Interim  Certification.  For  purposes of such  review, the  Custodian  shall  compare  the  following  information  in each  Mortgage  File to the  corresponding information  in the Mortgage  Loan  Schedule:  (i) the loan number,  (ii) the borrower  name and (iii) the original  principal  balance.  In the event that any  Mortgage  Note or  Assignment  of Mortgage  has been delivered to the  Custodian by the Company in blank,  the  Custodian,  upon the  direction of the Company, shall cause each such  Mortgage  Note to be endorsed to the Trustee and each such  Assignment  of Mortgage to be  completed  in the name of the  Trustee  prior to the date on which such  Interim  Certification  is delivered to the Trustee.  Within 45 days of receipt of the  documents  required to be delivered  pursuant
to  Section  2.01(c)  of  the  Pooling   Agreement,   the  Custodian  agrees,   for  the  benefit  of  the
Certificateholders,  to review each such document,  and upon the written request of the Trustee to deliver to the Trustee an updated  Schedule A to the Interim  Certification.  The Custodian shall be under no duty or obligation to inspect, review or examine said documents,  instruments,  certificates or other papers to determine that the same are genuine,  enforceable,  or  appropriate  for the  represented  purpose or that they have  actually  been  recorded or that they are other than what they purport to be on their face,  or that the MIN is accurate.  If in performing  the review  required by this Section 2.3 the Custodian  finds any document or  documents  constituting  a part of a Mortgage  File to be missing or defective in respect of the items  reviewed as described in this Section  2.3(b),  the Custodian  shall  promptly so notify the
Company, the Master Servicer and the Trustee.

                  (c) Upon receipt of all  documents  required to be in the Mortgage  Files the  Custodian shall  deliver  to the  Trustee  a Final  Certification  in the  form  annexed  hereto  as  Exhibit  Three evidencing the completeness of the Mortgage Files.

                  Upon receipt of written  request from the Trustee,  the Company or the Master  Servicer, the  Custodian  shall  as soon as  practicable  supply  the  Trustee  with a list of all of the  documents relating to the  Mortgage  Loans  required  to be  delivered  pursuant  to Section  2.01(b) of the Pooling
Agreement not then contained in the Mortgage Files.

                  Section  2.4.  Notification  of  Breaches  of  Representations  and  Warranties.  If the
Custodian  discovers,  in the course of performing its custodial  functions,  a breach of a representation or  warranty  made by the Master  Servicer  or the  Company  as set forth in the  Pooling  Agreement  with respect to a Mortgage Loan relating to a Mortgage  File,  the Custodian  shall give prompt  written notice to the Company, the Master Servicer and the Trustee.

                  Section 2.5.  Custodian to Cooperate;  Release of Mortgage  Files.  Upon the  repurchase or  substitution  of any Mortgage Loan pursuant to Article II of the Pooling  Agreement or payment in full of any Mortgage Loan, or the receipt by the Master  Servicer of a  notification  that payment in full will be escrowed in a manner  customary for such purposes,  the Master  Servicer shall  immediately  notify the
Custodian  by  delivering  to the  Custodian a Request for Release (in the form of Exhibit  Four  attached hereto or a mutually  acceptable  electronic  form) and shall request delivery to it of the Mortgage File.
The  Custodian  agrees,  upon  receipt of such  Request  for  Release,  promptly  to release to the Master
Servicer the related Mortgage File.

                  Upon  receipt of a Request for Release from the Master  Servicer,  signed by a Servicing
Officer,  that (i) the Master  Servicer or a Subservicer,  as the case may be, has made a deposit into the
Certificate  Account in payment for the  purchase of the related  Mortgage  Loan in an amount equal to the
Purchase  Price  for such  Mortgage  Loan or (ii)  the  Company  has  chosen  to  substitute  a  Qualified
Substitute  Mortgage Loan for such Mortgage Loan, the Custodian  shall release to the Master  Servicer the related Mortgage File.

                  Upon written  notification of a  substitution,  the Master Servicer shall deliver to the
Custodian  and the  Custodian  agrees to accept the Mortgage  Note and other  documents  constituting  the
Mortgage  File  with  respect  to  any  Qualified   Substitute   Mortgage  Loan,  upon  receiving  written
notification from the Master Servicer of such substitution.

                  From time to time as is appropriate  for the servicing or  foreclosures  of any Mortgage
Loan,  including,  for this purpose,  collection  under any Primary  Insurance Policy or any Mortgage Pool
Insurance Policy,  the Master Servicer shall deliver to the Custodian a Request for Release  certifying as to the reason for such release.  Upon receipt of the foregoing,  the Custodian  shall deliver the Mortgage
File or such  document to the Master  Servicer.  All  Mortgage  Files so  released to the Master  Servicer shall  be held by it in  trust  for  the  Trustee  for the use  and  benefit  of all  present  and  future
Certificateholders.  The  Master  Servicer  shall  cause each  Mortgage  File or any  document  therein so released to be returned to the Custodian  when the need therefor by the Master  Servicer no longer exists, unless (i) the Mortgage Loan has been  liquidated and the  Liquidation  Proceeds  relating to the Mortgage
Loan have been  deposited in the  Custodial  Account or (ii) the Mortgage  File or such  document has been delivered  to an  attorney,  or to a public  trustee or other  public  official as  required  by law,  for purposes  of  initiating  or  pursuing  legal  action  or other  proceedings  for the  foreclosure  of the
Mortgaged  Property  either  judicially or  non-judicially,  and the Master  Servicer has delivered to the
Custodian  an updated  Request for Release  signed by a Servicing  Officer  certifying  as to the name and address of the Person to which such  Mortgage  File or such  document  was  delivered  and the  purpose or purposes of such  delivery.  Immediately  upon receipt of any Mortgage  File  returned to the Custodian by the Master  Servicer,  the  Custodian  shall  deliver a signed  acknowledgement  to the  Master  Servicer, confirming receipt of such Mortgage File.

                  Upon the written request of the Master  Servicer,  the Custodian will send to the Master
Servicer copies of any documents contained in the Mortgage File.

                  Section  2.6.  Assumption  Agreements.  In the event that any  assumption  agreement  or substitution  of liability  agreement  is entered  into with respect to any Mortgage  Loan subject to this
Agreement in  accordance  with the terms and  provisions  of the Pooling  Agreement,  the Master  Servicer shall  notify  the  Custodian  that such  assumption  or  substitution  agreement  has been  completed  by forwarding to the Custodian the original of such  assumption  or  substitution  agreement,  which shall be added to the related  Mortgage  File and, for all  purposes,  shall be  considered a part of such Mortgage
File to the same extent as all other documents and instruments constituting parts thereof.

                                                     ARTICLE III

                                              Concerning the Custodian

                  Section  3.1.  Custodian  a  Bailee  and  Agent of the  Trustee.  With  respect  to each
Mortgage Note,  Mortgage and other  documents  constituting  each Mortgage File which are delivered to the
Custodian,  the Custodian is exclusively  the bailee and agent of the Trustee and has no  instructions  to hold any  Mortgage  Note or Mortgage  for the  benefit of any person  other than the  Trustee,  holds such documents  for the  benefit of  Certificateholders  and  undertakes  to perform  such duties and only such duties as are  specifically  set forth in this  Agreement.  Except upon  compliance with the provisions of
Section 2.5 of this  Agreement,  no Mortgage  Note,  Mortgage or other  document  constituting a part of a
Mortgage  File shall be  delivered  by the  Custodian  to the Company or the Master  Servicer or otherwise released from the possession of the Custodian.

                  The  Master  Servicer  shall  promptly  notify the  Custodian  in writing if it shall no longer be a member of MERS,  or if it otherwise  shall no longer be capable of  registering  and recording
Mortgage Loans using MERS. In addition,  the Master  Servicer  shall (i) promptly  notify the Custodian in writing  when a MERS  Mortgage  Loan is no  longer  registered  with  and  recorded  under  MERS  and (ii)
concurrently  with any such  deregistration  of a MERS  Mortgage  Loan,  prepare,  execute  and  record an original assignment from MERS to the Trustee and deliver such assignment to the Custodian.

                  Section  3.2.  Indemnification.  The Company  hereby  agrees to  indemnify  and hold the
Custodian  harmless from and against all claims,  liabilities,  losses,  actions,  suits or proceedings at law or in equity, or any other expenses,  fees or charges of any character or nature,  which the Custodian may incur or with which the Custodian  may be  threatened by reason of its acting as custodian  under this
Agreement,  including indemnification of the Custodian against any and all expenses,  including attorney's fees if counsel  for the  Custodian  has been  approved  by the  Company,  and the cost of  defending  any action,  suit or proceedings or resisting any claim.  Notwithstanding  the foregoing,  it is  specifically understood and agreed that in the event any such claim,  liability,  loss,  action,  suit or proceeding or other expense,  fee or charge shall have been caused by reason of any negligent act,  negligent failure to act or willful  misconduct on the part of the  Custodian,  or which shall  constitute a willful  breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

                  Section 3.3.  Custodian May Own  Certificates.  The  Custodian in its  individual or any other  capacity may become the owner or pledgee of  Certificates  with the same rights it would have if it were not Custodian.

                  Section  3.4.  Master  Servicer  to  Pay  Custodian's  Fees  and  Expenses.  The  Master
Servicer  covenants  and agrees to pay to the  Custodian  from time to time,  and the  Custodian  shall be entitled to,  reasonable  compensation for all services  rendered by it in the exercise and performance of any of the powers and duties  hereunder of the Custodian,  and the Master  Servicer shall pay or reimburse the Custodian upon its request for all reasonable  expenses,  disbursements  and advances incurred or made by the Custodian in accordance  with any of the  provisions of this  Agreement  (including  the reasonable compensation  and the expenses and  disbursements  of its counsel and of all persons not  regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

                  Section 3.5.  Custodian  May Resign;  Trustee May Remove  Custodian.  The  Custodian may
resign from the  obligations  and duties hereby imposed upon it as such  obligations  and duties relate to its acting as Custodian of the Mortgage  Loans.  Upon  receiving such notice of  resignation,  the Trustee shall  either take custody of the Mortgage  Files  itself and give prompt  notice  thereof to the Company, the Master Servicer and the Custodian,  or promptly appoint a successor  Custodian by written  instrument, in duplicate,  one copy of which instrument shall be delivered to the resigning  Custodian and one copy to the  successor  Custodian.  If the  Trustee  shall not have  taken  custody of the  Mortgage  Files and no successor  Custodian shall have been so appointed and have accepted  appointment  within 30 days after the giving of such  notice of  resignation,  the  resigning  Custodian  may  petition  any court of  competent jurisdiction for the appointment of a successor Custodian.

                  The Trustee,  at the  direction of the Master  Servicer and the Company,  may remove the
Custodian  at any time.  In such  event,  the Trustee  shall  appoint,  or  petition a court of  competent jurisdiction to appoint, a successor  Custodian  hereunder.  Any successor Custodian shall be a depository institution  subject to  supervision  or  examination  by federal or state  authority and shall be able to satisfy  the other  requirements  contained  in  Section  3.7 and shall be  unaffiliated  with the  Master
Servicer or the Company.

                  Any  resignation or removal of the Custodian and  appointment  of a successor  Custodian pursuant  to any of the  provisions  of this  Section  3.5  shall  become  effective  upon  acceptance  of appointment  by the  successor  Custodian.  The Trustee  shall give  prompt  notice to the Company and the
Master  Servicer  of the  appointment  of  any  successor  Custodian.  No  successor  Custodian  shall  be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

                  Section  3.6.  Merger  or  Consolidation  of  Custodian.   Any  Person  into  which  the
Custodian may be merged or converted or with which it may be  consolidated,  or any Person  resulting from any  merger,  conversion  or  consolidation  to  which  the  Custodian  shall be a  party,  or any  Person succeeding to the business of the Custodian,  shall be the successor of the Custodian  hereunder,  without the  execution  or  filing  of any  paper or any  further  act on the part of any of the  parties  hereto,
anything  herein  to  the  contrary  notwithstanding;   provided  that  such  successor  is  a  depository
institution  subject to supervision  or  examination by federal or state  authority and is able to satisfy the other  requirements  contained  in Section  3.7 and is  unaffiliated  with the Master  Servicer or the
Company.

                  Section 3.7.  Representations  of the Custodian.  The Custodian  hereby  represents that it is a depository  institution  subject to supervision  or  examination by a federal or state  authority, has a combined  capital  and  surplus of at least  $15,000,000  and is  qualified  to do  business  in the jurisdictions in which it will hold any Mortgage File.

                                                ARTICLE IV

                                      Compliance with Regulation AB

                  Section 4.1.      Intent   of  the   Parties;   Reasonableness.   The   parties   hereto
acknowledge  and agree that the  purpose of this  Article IV is to  facilitate  compliance  by the Company with the  provisions of Regulation AB and related rules and  regulations  of the  Commission.  The Company shall not  exercise  its right to  request  delivery  of  information  or other  performance  under  these provisions  other than in good faith,  or for purposes other than  compliance with the Securities Act, the
Exchange Act and the rules and  regulations  of the  Commission  under the Securities Act and the Exchange
Act. Each of the parties hereto  acknowledges  that  interpretations  of the requirements of Regulation AB may change over time,  whether due to  interpretive  guidance  provided  by the  Commission  or its staff, consensus among participants in the mortgage-backed  securities markets,  advice of counsel, or otherwise, and agrees to comply with  requests  made by the Company in good faith for delivery of  information  under these  provisions  on the  basis of  evolving  interpretations  of  Regulation  AB.  The  Custodian  shall cooperate  reasonably  with the  Company to deliver to the  Company  (including  any of its  assignees  or
designees),  any  and  all  disclosure,  statements,  reports,  certifications,   records  and  any  other
information  necessary in the reasonable,  good faith  determination  of the Company to permit the Company to comply with the provisions of Regulation AB.

                  Section 4.2.      Additional Representations and Warranties of the Custodian.

                  (a)      The Custodian  hereby  represents and warrants that the  information  set forth
under  the  caption  "Pooling  and  Servicing  Agreement  -  Custodial   Arrangements"  (the  "Custodian
Disclosure")  does not  contain  any  untrue  statement  of a  material  fact or omit to state a  material required to be stated  therein or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

                  (b)      The  Custodian  shall be  deemed to  represent  to the  Company  as of the date hereof and on each date on which  information  is provided to the Company under  Section 4.3 that,  except as  disclosed  in writing to the  Company  prior to such date:  (i) there are no aspects of its  financial condition  that  could  have  a  material  adverse  effect  on  the  performance  by it of  its  Custodian obligations  under  this  Agreement  or  any  other  Securitization  Transaction  as to  which  it is  the custodian;  (ii)  there  are no  material  legal  or  governmental  proceedings  pending  (or  known to be contemplated)  against it; and (iii) there are no affiliations,  relationships or transactions relating to the Custodian with respect to the Company or any sponsor, issuing entity, servicer,  trustee,  originator, significant  obligor,  enhancement or support provider or other material  transaction party (as such terms are used in Regulation AB) relating to the Securitization  Transaction  contemplated by the Agreement,  as identified  by the Company to the  Custodian  in writing as of the  Closing  Date  (each,  a  "Transaction
Party").

                  (c)      If so  requested by the Company on any date  following  the Closing  Date,  the
Custodian  shall,  within five Business Days  following  such request,  confirm in writing the accuracy of the  representations  and  warranties  set  forth  in  paragraph  (a) of  this  Section  or,  if any  such representation  and  warranty is not  accurate  as of the date of such  confirmation,  provide  reasonably adequate  disclosure of the pertinent  facts, in writing,  to the requesting  party. Any such request from the Company  shall not be given more than once each  calendar  quarter,  unless the  Company  shall have a reasonable basis for a determination that any of the representations and warranties may not be accurate.

                  Section 4.3.      Additional  Information to Be Provided by the  Custodian.  For so long as the  Certificates  are outstanding,  for the purpose of satisfying the Company's  reporting  obligation under the Exchange Act with respect to any class of  Certificates,  the  Custodian  shall  (a) notify  the
Company in writing of any material  litigation or governmental  proceedings  pending against the Custodian that would be material to  Certificateholders,  and (b)  provide to the Company a written  description  of such  proceedings.  Any notices and descriptions  required under this Section 4.3  shall be given no later than five Business  Days prior to the  Determination  Date  following the month in which the Custodian has knowledge of the  occurrence of the relevant  event.  As of the date the Company or Master  Servicer files each Report on Form 10-D or Form 10-K with respect to the  Certificates,  the Custodian  will be deemed to represent that any information  previously provided under this Section 4.3,  if any, is materially correct and  does  not  have  any  material  omissions  unless  the  Custodian  has  provided  an  update  to such information.

                  Section 4.4.      Report on  Assessment  of  Compliance  and  Attestation.  On or before
March 15 of each calendar year, the Custodian shall:

                  (a)      deliver to the Company a report (in form and substance reasonably  satisfactory to the Company)  regarding the  Custodian's  assessment of compliance  with the Servicing  Criteria during the  immediately  preceding  calendar  year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item  1122 of  Regulation  AB.  Such  report  shall be  addressed  to the  Company  and  signed  by an authorized  officer of the  Custodian,  and shall  address each of the Servicing  Criteria  specified on a certification substantially in the form of Exhibit Five hereto; and

                  (b)      deliver  to the  Company  a  report  of a  registered  public  accounting  firm reasonably  acceptable to the Company that attests to, and reports on, the  assessment of compliance  made by the  Custodian  and  delivered  pursuant  to the  preceding  paragraph.  Such  attestation  shall be in accordance  with Rules  1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange
Act.

                  Section 4.5.      Indemnification; Remedies.

                  (a)      The Custodian shall indemnify the Company,  each affiliate of the Company,  the
Master  Servicer and each broker dealer acting as  underwriter,  placement  agent or initial  purchaser of the  Certificates  or each Person who controls  any of such  parties  (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective  present and former  directors, officers,  employees  and agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs,  fees and expenses  that any of them may sustain  arising out of or based upon:

                  (i)(A)   any untrue  statement of a material  fact  contained or alleged to be contained in the Custodian Disclosure and any information, report, certification,  accountants' attestation or other material  provided  under this Article IV by or on behalf of the Custodian  (collectively,  the "Custodian
Information"),  or (B) the omission or alleged  omission to state in the Custodian  Information a material fact  required to be stated in the  Custodian  Information  or necessary  in order to make the  statements therein, in the light of the circumstances under which they were made, not misleading; or

         (ii)_____any  failure  by the  Custodian  to  deliver  any  information,  report,  certification, accountants' attestation or other material when and as required under this Article IV.

                  (b)      In the  case  of any  failure  of  performance  described  in  clause  (ii)  of
Section 4.5(a),  the Custodian shall promptly  reimburse the Company for all costs reasonably  incurred by the  Company in order to obtain  the  information,  report,  certification,  accountants'  letter or other material not delivered as required by the Custodian.

                                                      ARTICLE V

                                              Miscellaneous Provisions

                  Section  5.1.  Notices.   All  notices,   requests,   consents  and  demands  and  other
communications  required  under this Agreement or pursuant to any other  instrument or document  delivered hereunder shall be in writing and, unless otherwise  specifically  provided,  may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid,  return receipt  requested,  at the  addresses  specified on the  signature  page hereof  (unless  changed by the  particular  party whose address is stated herein by similar notice in writing),  in each case the notice will be deemed  delivered when received.

                  Section  5.2.  Amendments.  No  modification  or  amendment  of or  supplement  to  this
Agreement  shall be valid or  effective  unless the same is in writing and signed by all  parties  hereto, and none of the  Company,  the  Master  Servicer  or the  Trustee  shall  enter into any  amendment  of or supplement  to this  Agreement  except as  permitted  by the Pooling  Agreement.  The  Trustee  shall give prompt notice to the  Custodian of any  amendment or  supplement to the Pooling  Agreement and furnish the
Custodian with written copies thereof.

                  Section 5.3.  Governing  Law. This  Agreement  shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in  accordance  with and governed by the laws of the State of New York.

                  Section 5.4.  Recordation  of  Agreement.  To the extent  permitted by  applicable  law, this Agreement is subject to recordation in all  appropriate  public offices for real property  records in all the counties or other comparable  jurisdictions  in which any or all of the properties  subject to the
Mortgages  are  situated,  and in any  other  appropriate  public  recording  office  or  elsewhere,  such recordation  to be  effected  by the Master  Servicer  and at its  expense  on  direction  by the  Trustee
(pursuant to the request of holders of  Certificates  evidencing  undivided  interests in the aggregate of not less than 25% of the Trust  Fund),  but only upon  direction  accompanied  by an  Opinion  of  Counsel reasonably  satisfactory to the Master Servicer to the effect that the failure to effect such  recordation is likely to materially and adversely affect the interests of the Certificateholders.

                  For the purpose of  facilitating  the  recordation of this Agreement as herein  provided and for other  purposes,  this  Agreement may be executed  simultaneously  in any number of  counterparts, each of which counterparts  shall be deemed to be an original,  and such counterparts shall constitute but one and the same instrument.

                  Section  5.5.  Severability  of  Provisions.  If any  one  or  more  of  the  covenants, agreements,  provisions or terms of this Agreement shall be for any reason  whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining  covenants, agreements,  provisions  or  terms  of  this  Agreement  and  shall  in no  way  affect  the  validity  or enforceability  of the other  provisions  of this  Agreement or of the  Certificates  or the rights of the holders thereof.

                                         [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                                             U.S. BANK NATIONAL ASSOCIATION, as Trustee

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D _______                                  By:
St. Paul, MN  55107                                 Name:
Attention:  Structured Finance,                     Title:
              RASC 2006-EMX5
 Address: RESIDENTIAL ASSET SECURITIES CORPORATION

8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                                                     By:
                                                     Name:
                                                     Title:

Address:                                        RESIDENTIAL FUNDING CORPORATION,
                                                     as Master Servicer
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437
                                                     By:
                                                     Name:
                                                     Title:

Address:                                       WELLS FARGO BANK, NATIONAL ASSOCIATION
Mortgage Document Custody
One Meridian Crossings, Lower Level
Richfield, Minnesota  55423
                                                     By:
                                                     Name:
                                                     Title:

STATE OF MINNESOTA
                                         )
                                         ) ss.:
OUNTY OF RAMSEY                         )

         On the ______ day of June 2006, before me, a notary public in and for said State, personally appeared ___________________, known to me to be a(n) _____________ of U.S. Bank National Association, a
national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                            _______________________________
                                                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )

                  On the  ______  day of June  2006,  before  me, a notary  public in and for said  State, personally  appeared  ________________,  known to me to be a(n)  Assistant  Vice  President of Wells Fargo
Bank, National Association,  a national banking association that executed the within instrument,  and also known to me to be the  person  who  executed  it on  behalf  of said  national  banking  association,  and acknowledged to me that such national banking association executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                               ___________________________
                                                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                            ) ss:
COUNTY OF HENNEPIN                  )

                  On the  ______  day of June  2006,  before  me, a notary  public in and for said  State, personally  appeared  [________________],  known to me to be a(n)  Vice  President  of  Residential  Asset
Securities  Corporation,  one of the corporations that executed the within  instrument,  and also known to me to be the  person who  executed  it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate first above written.

                                                                              ____________________________
                                                                                Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss:
COUNTY OF HENNEPIN                  )

                  On  the______  day of June  2006,  before  me, a notary  public  in and for said  State, personally  appeared  [________________],  known  to  me to  be  a(n)  Associate  of  Residential  Funding
Corporation,  one of the corporations that executed the within instrument,  and also known to me to be the person  who  executed  it on behalf of said  corporation,  and  acknowledged  to me that such  corporation executed the within instrument.

                  IN WITNESS  WHEREOF,  I have  hereunto set my hand and affixed my official  seal the day and year in this certificate  first above written.

                                                                             ______________________________
                                                                                Notary Public

[Notarial Seal]

                                                     EXHIBIT ONE

                                       FORM OF CUSTODIAN INITIAL CERTIFICATION

                                                  June _____, 2006

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
Attention:  Structured Finance, RASC 2006-EMX5

         Re:      Custodial  Agreement,  dated  as of  June 1,  2006,  by and  among  U.S.  Bank  National
                  Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                  and  Wells  Fargo  Bank,  National  Association,  relating  to  Home  Equity  Mortgage
                  Asset-Backed Pass-Through Certificates Series 2006-EMX5

Ladies and Gentlemen:

                  In accordance with Section 2.3 of the above-captioned  Custodial Agreement,  and subject to Section 2.02 of the Pooling  Agreement,  the  undersigned,  as Custodian,  hereby certifies that it has received a Mortgage File (which  contains an original  Mortgage  Note or an original  Lost Note  Affidavit with a copy of the  related  Mortgage  Note) to the  extent  required  in Section  2.01(b) of the  Pooling
Agreement  with respect to each Mortgage Loan listed in the Mortgage Loan  Schedule,  with any  exceptions listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                     By: _______________________________________
                                                     Name:
                                                     Title:

                                                     EXHIBIT TWO

                                       FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                  June _____, 2006

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
Attention:  Structured Finance, RASC 2006-EMX5

         Re:      Custodial  Agreement,  dated  as of  June 1,  2006,  by and  among  U.S.  Bank  National
                  Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                  and  Wells  Fargo  Bank,  National  Association,  relating  to  Home  Equity  Mortgage
                  Asset-Backed Pass-Through Certificates Series 2006-EMX5

Ladies and Gentlemen:

                  In  accordance  with  Section  2.3  of  the  above-captioned  Custodial  Agreement,  the undersigned,  as Custodian,  hereby  certifies that it has received a Mortgage File to the extent required pursuant to Section  2.01(b) of the Pooling  Agreement  with respect to each  Mortgage  Loan listed in the
Mortgage  Loan  Schedule,  and it has reviewed the Mortgage  File and the Mortgage  Loan  Schedule and has
determined  that: all required  documents  have been executed and received and that such documents  relate to the Mortgage Loans identified on the Mortgage Loan Schedule,  with any exceptions  listed on Schedule A attached hereto.

                  Capitalized  words and phrases used herein shall have the respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                     By:  _____________________________________
                                                     Name:
                                                     Title:

                                                    EXHIBIT THREE

                                        FORM OF CUSTODIAN FINAL CERTIFICATION

                                                   May_____, 2006

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, MN  55107
Attention:  Structured Finance, RASC 2006-EMX5

         Re:      Custodial  Agreement,  dated  as of  June 1,  2006,  by and  among  U.S.  Bank  National
                  Association,  Residential Asset Securities Corporation,  Residential Funding Corporation
                  and  Wells  Fargo  Bank,  National  Association,  relating  to  Home  Equity  Mortgage
                  Asset-Backed Pass-Through Certificates Series 2006-EMX5

Ladies and Gentlemen:

                           In accordance with Section 2.3 of the above-captioned  Custodial Agreement, the undersigned,  as  Custodian,  hereby  certifies  that it has received a Mortgage File with respect to each
Mortgage  Loan  listed in the  Mortgage  Loan  Schedule  and it has  reviewed  the  Mortgage  File and the
Mortgage Loan Schedule and has determined that: all required  documents  referred to in Section 2.01(b) of the Pooling  Agreement  have been  executed and received  and that such  documents  relate to the Mortgage
Loans identified on the Mortgage Loan Schedule.

                  Capitalized  words and phrases used herein shall have the respective  meanings  assigned to them in the above-captioned Custodial Agreement.

                                                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                     By:  ___________________________________
                                                     Name:
                                                     Title:

                                               EXHIBIT FOUR
                                       FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:               REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:             (circle one)

         Mortgage Loan Prepaid in Full               Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing
Agreement."

Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the
Pooling and Servicing Agreement.

Enclosed Documents:                [ ]   Promissory Note
                                   [ ]   Primary Insurance Policy
                                   [ ]   Mortgage or Deed of Trust
                                   [ ]   Assignment(s) of Mortgage or Deed of Trust
                                   [ ]   Title Insurance Policy
                                   [ ]   Other:

Name:  ______________________________
Title:
Date:

                                               EXHIBIT FIVE

                      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by             |X|
                     the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related documents are safeguarded as required by               |X|
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------

                                                                                                 EXHIBIT F

                                          MORTGAGE LOAN SCHEDULE

                     [FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY FORM 8-K]

                                                                                                 EXHIBIT G

                                       FORM OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection with the  administration  of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement, Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request: (circle one)            Mortgage Loan Prepaid in Full
                                                     Mortgage Loan Repurchased

"We hereby  certify that all amounts  received or to be received in connection  with such  payments  which are  required to be deposited  have been or will be so deposited as provided in the Pooling and  Servicing
Agreement."

______________________________
Residential Funding Corporation
Authorized Signature

****************************************************************

TO  CUSTODIAN/TRUSTEE:  Please  acknowledge  this request,  and check off documents  being enclosed with a copy of this  form.  You  should  retain  this  form for your  files in  accordance  with the terms of the
Pooling and Servicing Agreement.

                  Enclosed Documents:                [ ] Promissory Note
                                                     [ ] Primary Insurance Policy
                                                     [ ] Mortgage or Deed of Trust
                                                     [ ] Assignment(s) of Mortgage or Deed of Trust
                                                     [ ] Title Insurance Policy
                                                     [ ] Other: ________________________

___________________________
Name
___________________________
Title
___________________________
Date

                                                                                               EXHIBIT H-1

                                 FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                )
                        )ss.:
COUNTY OF               )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That he is [Title of Officer] of [Name of Owner]  (record or beneficial  owner of the Home Equity
Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-EMX5,  Class R (the "Owner")),  a [savings institution]  [corporation] duly organized and existing under the laws of [the State of  ________________]
[the United States], on behalf of which he makes this affidavit and agreement.

2.       That the Owner (i) is not and will not be a  "disqualified  organization"  or an  electing  large partnership as of [date of transfer] within the meaning of Section  860E(e)(5) and 775,  respectively,  of the  Internal  Revenue  Code of 1986,  as amended  (the  "Code") or an electing  large  partnership  under
Section  775(a) of the Code,  (ii) will endeavor to remain other than a disqualified  organization  for so long as it retains  its  ownership  interest  in the  Class R  Certificates,  and (iii) is  acquiring  the
Class R  Certificates  for its own account or for the account of another  Owner from which it has received an affidavit and agreement in  substantially  the same form as this  affidavit  and  agreement.  (For this purpose,  a  "disqualified  organization"  means an electing  large  partnership  under Section 775 of the
Code, the United States,  any state or political  subdivision  thereof,  any agency or  instrumentality of any of the  foregoing  (other than an  instrumentality  all of the  activities of which are subject to tax and,  except for the Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of directors is not selected by any such governmental  entity) or any foreign  government,  international  organization or any  agency  or  instrumentality  of such  foreign  government  or  organization,  any rural  electric  or telephone  cooperative,  or any organization (other than certain farmers'  cooperatives) that is generally exempt  from  federal  income tax unless such  organization  is subject to the tax on  unrelated  business taxable income).

3.       That  the  Owner  is  aware  (i) of the tax  that  would  be  imposed  on  transfers  of  Class R
Certificates to disqualified  organizations or an electing large  partnership under the Code, that applies to all  transfers  of  Class R  Certificates  after  March  31,  1988;  (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships,  on each such partnership),  or, if such  transfer  is through  an agent  (which  person  includes a broker,  nominee or  middleman)  for a disqualified  organization,  on the agent;  (iii) that the person (other than with respect to transfers to electing large  partnerships)  otherwise  liable for the tax shall be relieved of liability for the tax if the  transferee  furnishes  to  such  person  an  affidavit  that  the  transferee  is not a  disqualified organization  and, at the time of transfer,  such person does not have actual knowledge that the affidavit is false;  and (iv) that the Class R  Certificates  may be  "noneconomic  residual  interests"  within the meaning  of  Treasury  regulations  promulgated  pursuant  to  the  Code  and  that  the  transferor  of a noneconomic  residual  interest  will remain  liable for any taxes due with  respect to the income on such residual  interest,  unless no  significant  purpose  of the  transfer  was to impede  the  assessment  or collection of tax.

4.       That  the  Owner  is  aware  of the  tax  imposed  on a  "pass-through  entity"  holding  Class R
Certificates if either the pass-through  entity is an electing large  partnership under Section 775 of the
Code or if at any time during the taxable year of the pass-through  entity a disqualified  organization is the record holder of an interest in such entity.  (For this purpose,  a "pass through  entity"  includes a regulated  investment  company, a real estate investment trust or common trust fund, a partnership,  trust or estate, and certain cooperatives.)

5.       That  the  Owner is aware  that  the  Trustee  will not  register  the  transfer  of any  Class R
Certificates  unless  the  transferee,  or  the  transferee's  agent,  delivers  to  it an  affidavit  and agreement,  among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly  agrees that it will not  consummate  any such  transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.       That the Owner has reviewed the  restrictions  set forth on the face of the Class R  Certificates and the  provisions  of Section  5.02(f) of the Pooling and  Servicing  Agreement  under which the Class R
Certificates  were issued (in particular,  clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver  payments to a person  other than the Owner and  negotiate a mandatory  sale by the
Trustee in the event the Owner  holds such  Certificates  in  violation  of  Section  5.02(f)).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.       That the Owner  consents to any  additional  restrictions  or  arrangements  that shall be deemed necessary  upon  advice of counsel to  constitute  a  reasonable  arrangement  to ensure  that the Class R
Certificates  will  only be  owned,  directly  or  indirectly,  by an  Owner  that  is not a  disqualified organization.

8.       The Owner's Taxpayer Identification Number is ____________________.

9.       This affidavit and agreement  relates only to the Class R  Certificates held by the Owner and not to any other holder of the Class R  Certificates.  The Owner  understands  that the liabilities  described herein relate only to the Class R Certificates.

10.      That no purpose of the Owner relating to the transfer of any of the Class R  Certificates  by the
Owner is or will be to impede the  assessment  or  collection  of any tax; in making this  representation, the Owner  warrants  that the Owner is  familiar  with (i)  Treasury  Regulation  1.860E-1(c)  and  recent amendments  thereto,  effective as of July 19, 2002, and (ii) the preamble  describing the adoption of the amendments to such regulation, which is attached hereto as Annex I.

11.      That the Owner has no present  knowledge or expectation  that it will be unable to pay any United
States taxes owed by it so long as any of the Certificates remain  outstanding.  In this regard, the Owner hereby  represents  to and for the  benefit of the person from whom it  acquired  the Class R  Certificate that the Owner intends to pay taxes  associated with holding such Class R  Certificate as they become due, fully  understanding  that it may incur tax  liabilities  in excess  of any cash  flows  generated  by the
Class R Certificate.

12.      That the Owner has no present  knowledge or expectation  that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

13.      The  Owner is either  (i) a  citizen  or  resident  of the  United  States,  (ii) a  corporation, partnership  or other  entity  treated as a  corporation  or a  partnership  for U.S.  federal  income tax purposes and created or organized  in, or under the laws of, the United  States,  any state thereof or the
District of Columbia  (other than a  partnership  that is not treated as a United  States person under any applicable  Treasury  regulations),  (iii) an estate that is  described in Section  7701(a)(30)(D)  of the
Code, or (iv) a trust that is described in Section 7701(a)(30)(E) of the Code.

14.      The Owner  hereby  agrees  that it will not cause  income  from the  Class R  Certificates  to be attributable  to a foreign  permanent  establishment  or fixed base  (within the meaning of an  applicable income tax treaty) of the Owner or another United States taxpayer.

15.      The Owner hereby  certifies,  represents and warrants to, and covenants  with the Depositor,  the
Trustee and the Master Servicer that the following statements in (a) or (b) are accurate:

                  (a)      The  Certificates  are not being acquired by, and will not be  transferred  to, any  employee  benefit  plan or other  plan or  arrangement  subject  to the  prohibited  transaction provisions of the Employee  Retirement Income Security Act of 1974, as amended ("ERISA"),  or Section
     4975 of the Internal  Revenue Code of 1986,  as amended (the  "Code"),  or any person  (including  an insurance  company  investing its general  account,  an investment  manager,  a named  fiduciary or a trustee of any such plan) who is using  "plan  assets"  of any such plan to effect  such  acquisition
     (each of the foregoing, a "Plan Investor"); or

                  (b)      The Owner has provided the Trustee,  the Depositor and the Master Servicer with an Opinion of Counsel  acceptable  to and in form and  substance  satisfactory  to the  Trustee,  the
     Depositor  and the Master  Servicer to the effect that the  purchase  or holding of  Certificates  is permissible  under  applicable  law,  will not  constitute  or  result in any  non-exempt  prohibited transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the Trustee, the Depositor,  or the Master Servicer to
     any obligation or liability  (including  obligations or liabilities  under ERISA or  Section 4975  of the Code) in addition to those  undertaken in the Pooling and Servicing  Agreement,  which Opinion of
     Counsel shall not be at the expense of the Trustee, the Depositor or the Master Servicer.

         In addition,  the Owner hereby  certifies,  represents  and warrants to, and covenants  with, the
Depositor,  the Trustee and the Master Servicer that the Owner will not transfer such  Certificates to any
Plan Investor or person unless  either such Plan  Investor or person meets the  requirements  set forth in either (a) or (b) above.

         Capitalized  terms used but not defined  herein shall have the  meanings  assigned in the Pooling and Servicing Agreement.

         IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority  of its Board of  Directors,  by its [Title of  Officer]  and its  corporate  seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ______________ 200__.

                                                     [NAME OF OWNER]

                                                     By: ___________________________________
                                                     [Name of Officer]
                                                     [Title of Officer]

[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

                  Personally  appeared before me the above-named [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the [Title of  Officer] of the
Owner,  and  acknowledged  to me that he  executed  the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this _____________ day of ___________, 200_.

                                                     __________________________________________
                                                     NOTARY PUBLIC

                                                     COUNTY OF ______________________________
                                                     STATE OF ________________________________
                                                     My Commission expires the ___ day of __________,
                                                     20__

                                                                                    ANNEX I TO EXHIBIT H-1

                                        DEPARTMENT OF THE TREASURY

                                         Internal Revenue Service

                                          26 CFR Parts 1 and 602

                                                [TD 9004]

                                              RIN 1545-AW98

                                 Real Estate Mortgage Investment Conduits

                            AGENCY: Internal Revenue Service (IRS), Treasury.

                                        ACTION: Final regulations.

                 -----------------------------------------------------------------------

SUMMARY:  This  document  contains  final  regulations  relating to safe harbor  transfers of  noneconomic residual interests in real estate mortgage  investment  conduits (REMICs).  The final regulations  provide additional limitations on the circumstances under which transferors may claim safe harbor treatment.

DATES: Effective Date: These regulations are effective July 19, 2002.

Applicability Date: For dates of applicability, see Sec. 1.860E-(1)(c)(10).

FOR FURTHER INFORMATION CONTACT: Courtney Shepardson at (202) 622-3940 (not a toll-free number).

SUPPLEMENTARY INFORMATION:

Paperwork Reduction Act

         The  collection of  information  in this final rule has been reviewed  and,  pending  receipt and evaluation  of public  comments,  approved by the Office of  Management  and Budget  (OMB) under 44 U.S.C.
3507 and assigned control number 1545-1675.

         The  collection  of  information  in  this  regulation  is  in  Sec.   1.860E-1(c)(5)(ii).   This
information  is required to enable the IRS to verify that a taxpayer is complying  with the  conditions of this  regulation.  The  collection of information  is mandatory and is required.  Otherwise,  the taxpayer will not  receive  the  benefit  of safe  harbor  treatment  as  provided  in the  regulation.  The likely respondents are businesses and other for-profit institutions.

         Comments  on the  collection  of  information  should  be sent to the  Office of  Management  and
Budget,  Attn:  Desk Officer for the  Department of the Treasury,  Office of  Information  and  Regulatory
Affairs,  Washington,  DC, 20503, with copies to the Internal Revenue Service, Attn: IRS Reports Clearance
Officer,  W:CAR:MP:FP:S,  Washington,  DC 20224.  Comments  on the  collection  of  information  should be received by September 17, 2002. Comments are specifically requested concerning:

o        Whether the collection of  information  is necessary for the proper  performance of the functions of the Internal  Revenue  Service,  including  whether the  information  will have practical utility;

o        The accuracy of the estimated burden associated with the collection of information (see below);

o        How the quality, utility, and clarity of the information to be collected may be enhanced;

o        How the burden of complying  with the  collection  of  information  may be  minimized,  including through the  application  of automated  collection  techniques or other forms of information technology; and

o        Estimates  of capital or start-up  costs and costs of  operation,  maintenance,  and  purchase of service to provide information.

         An agency may not conduct or sponsor,  and a person is not  required to respond to, a  collection of information unless it displays a valid control number assigned by the Office of Management and Budget.

         The  estimated  total  annual  reporting  burden is 470 hours,  based on an  estimated  number of respondents of 470 and an estimated average annual burden hours per respondent of one hour.

         Books or records  relating  to a  collection  of  information  must be  retained as long as their contents may become material in the  administration  of any internal revenue law.  Generally,  tax returns and tax return information are confidential, as required by 26 U.S.C. 6103.

Background

         This document  contains  final  regulations  regarding  the proposed  amendments to 26 CFR part 1 under section 860E of the Internal Revenue Code (Code).  The regulations  provide the circumstances  under which a transferor of a noneconomic REMIC residual  interest meeting the investigation and  representation requirements may avail itself of the safe harbor by satisfying either the formula test or the asset test.

         Final  regulations  governing  REMICs,  issued in 1992,  contain rules  governing the transfer of noneconomic  REMIC  residual  interests.  In general,  a transfer of a  noneconomic  residual  interest is disregarded  for all tax purposes if a significant  purpose of the transfer is to enable the transferor to impede the  assessment or  collection  of tax. A purpose to impede the  assessment or collection of tax (a wrongful  purpose)  exists if the  transferor,  at the time of the  transfer,  either  knew or should have known  that the  transferee  would be  unwilling  or unable  to pay taxes due on its share of the  REMIC's taxable  income.  Under  a safe  harbor,  the  transferor  of a REMIC  noneconomic  residual  interest  is presumed not to have a wrongful purpose if two requirements are satisfied:  (1) the transferor  conducts a reasonable  investigation of the transferee's  financial  condition (the investigation  requirement);  and
(2) the  transferor  secures a  representation  from the  transferee  to the  effect  that the  transferee understands  the tax  obligations  associated  with  holding a residual  interest and intends to pay those taxes (the representation requirement).

         The  IRS and  Treasury  have  been  concerned  that  some  transferors  of  noneconomic  residual interests  claim they  satisfy the safe harbor even in  situations  where the  economics  of the  transfer clearly  indicate  the  transferee  is  unwilling  or unable to pay the tax  associated  with  holding the interest.  For this reason,  on February 7, 2000, the IRS published in the Federal Register (65 FR 5807) a notice of  proposed  rulemaking  (REG-100276-97;  REG-122450-98)  designed  to clarify  the safe harbor by adding the "formula  test," an economic  test.  The proposed  regulation  provides that the safe harbor is unavailable  unless the present  value of the  anticipated  tax  liabilities  associated  with holding the residual  interest  does not exceed the sum of: (1) The present  value of any  consideration  given to the transferee to acquire the  interest;  (2) the present value of the expected  future  distributions  on the interest;  and (3) the present value of the anticipated  tax savings  associated with holding the interest as the REMIC generates losses.

         The notice of proposed  rulemaking  also contained rules for FASITs.  Section 1.860H-6(g)  of the proposed  regulations  provides  requirements for transfers of FASIT ownership interests and adopts a safe harbor by reference to the safe harbor  provisions  of the REMIC  regulations.  In January  2001,  the IRS published Rev. Proc.  2001-12 (2001-3 I.R.B.  335) to set forth an alternative  safe harbor that taxpayers could use while the IRS and the  Treasury  considered  comments  on the  proposed  regulations.  Under the alternative  safe harbor,  if a transferor  meets the  investigation  requirement  and the  representation requirement  but the transfer  fails to meet the formula test,  the  transferor may invoke the safe harbor if the transferee  meets a two-prong test (the asset test). A transferee  generally  meets the first prong of this  test  if,  at the  time of the  transfer,  and in each of the two  years  preceding  the  year of transfer,  the  transferee's  gross assets  exceed $100 million and its net assets  exceed $10 million.  A transferee  generally  meets the second prong of this test if it is a domestic,  taxable  corporation  and agrees in writing  not to  transfer  the  interest  to any person  other than  another  domestic,  taxable corporation  that also  satisfies  the  requirements  of the asset test. A  transferor  cannot rely on the asset test if the transferor  knows,  or has reason to know,  that the transferee will not comply with its written agreement to limit the restrictions on subsequent transfers of the residual interest.

         Rev. Proc.  2001-12  provides that the asset test fails to be satisfied in the case of a transfer or  assignment  of  a  noneconomic  residual  interest  to a  foreign  branch  of  an  otherwise  eligible transferee.  If such a transfer or assignment  were  permitted,  a corporate  taxpayer might seek to claim that the provisions of an applicable  income tax treaty would resource excess  inclusion income as foreign source income,  and that, as a consequence,  any U.S. tax liability  attributable to the excess  inclusion income could be offset by foreign tax credits.  Such a claim would impede the  assessment or collection of
U.S. tax on excess inclusion income,  contrary to the  congressional  purpose of assuring that such income will be taxable in all events. See, e.g., sections 860E(a)(1), (b), (e) and 860G(b) of the Code.

         The Treasury and the IRS have learned that certain taxpayers  transferring  noneconomic  residual interests to foreign  branches have attempted to rely on the formula test to obtain safe harbor  treatment in an effort to impede the assessment or collection of U.S. tax on excess inclusion  income.  Accordingly, the final  regulations  provide  that if a  noneconomic  residual  interest  is  transferred  to a foreign permanent  establishment  or fixed base of a U.S.  taxpayer,  the transfer is not eligible for safe harbor treatment  under  either  the asset  test or the  formula  test.  The  final  regulations  also  require a transferee  to  represent  that it will not cause  income  from the  noneconomic  residual  interest to be attributable to a foreign permanent establishment or fixed base.

         Section  1.860E-1(c)(8)  provides computational rules that a taxpayer may use to qualify for safe harbor  status  under  the  formula  test.  Section  1.860E-1(c)(8)(i)  provides  that the  transferee  is presumed  to pay tax at a rate  equal  to the  highest  rate  of tax  specified  in  section  11(b).  Some commentators  were  concerned  that this  presumed  rate of taxation was too high because it does not take into  consideration  taxpayers  subject to the  alternative  minimum  tax rate.  In light of the  comments received,  this  provision has been amended in the final  regulations  to allow certain  transferees  that compute their taxable income using the  alternative  minimum tax rate to use the  alternative  minimum tax rate applicable to corporations.

         Additionally,  Sec.  1.860E-1(c)(8)(iii) provides that the present values in the formula test are to be computed  using a discount  rate equal to the  applicable  Federal  short-term  rate  prescribed  by section  1274(d).  This is a  change  from  the  proposed  regulation  and Rev.  Proc.  2001-12.  In those publications  the provision  stated that  "present  values are computed using a discount rate equal to the applicable  Federal  rate  prescribed  in section  1274(d)  compounded  semiannually"  and that "[a] lower discount rate may be used if the transferee can demonstrate  that it regularly  borrows,  in the course of its trade or business,  substantial  funds at such lower rate from an unrelated  third party." The IRS and the  Treasury  Department  have  learned  that,  based on this  provision,  certain  taxpayers  have  been attempting  to use  unrealistically  low or zero interest  rates to satisfy the formula test,  frustrating the intent of the test.  Furthermore,  the Treasury  Department  and the IRS believe that a rule  allowing for a rate other than a rate based on an  objective  index would add  unnecessary  complexity  to the safe harbor.  As a result,  the rule in the  proposed  regulations  that  permits a  transferee  to use a lower discount rate, if the transferee  can  demonstrate  that it regularly  borrows  substantial  funds at such lower  rate,  is not  included  in the  final  regulations;  and the  Federal  short-term  rate  has  been substituted for the applicable Federal rate. To simplify  taxpayers'  computations,  the final regulations allow use of any of the published  short-term rates,  provided that the present values are computed with a corresponding  period of  compounding.  With the  exception  of the  provisions  relating to  transfers to foreign branches,  these changes generally have the proposed  applicability  date of February 4, 2000, but taxpayers  may choose to apply the interest  rate formula set forth in the  proposed  regulation  and Rev.
Proc. 2001-12 for transfers occurring before August 19, 2002.

         It is  anticipated  that when  final  regulations  are  adopted  with  respect  to  FASITs,  Sec.
1.860H-6(g)  of the proposed  regulations  will be adopted in  substantially  its present  form,  with the result  that the final  regulations  contained  in this  document  will  also  govern  transfers  of FASIT ownership interests with substantially the same applicability date as is contained in this document.

Effect on Other Documents

         Rev.  Proc.  2001-12  (2001-3  I.R.B.  335) is obsolete  for  transfers of  noneconomic  residual interests in REMICs occurring on or after August 19, 2002.

Special Analyses

         It is hereby certified that these  regulations  will not have a significant  economic impact on a substantial  number of small entities.  This  certification  is based on the fact that it is unlikely that a  substantial  number of small  entities  will hold REMIC  residual  interests.  Therefore,  a Regulatory
Flexibility  Analysis under the Regulatory  Flexibility Act (5 U.S.C.  chapter 6) is not required.  It has been  determined  that this  Treasury  decision  is not a  significant  regulatory  action as  defined  in
Executive Order 12866.  Therefore,  a regulatory  assessment is not required.  It also has been determined that sections 553(b) and 553(d) of the Administrative  Procedure Act (5 U.S.C.  chapter 5) do not apply to these regulations.

Drafting Information

         The principal  author of these  regulations  is Courtney  Shepardson.  However,  other  personnel from the IRS and Treasury Department participated in their development.
List of Subjects

26 CFR Part 1

         Income taxes, Reporting and record keeping requirements.

26 CFR Part 602

         Reporting and record keeping requirements.

         Adoption of Amendments to the Regulations

         Accordingly, 26 CFR parts 1 and 602 are amended as follows:

PART 1--INCOME TAXES

         Paragraph 1. The authority citation for part 1 continues to read in part as follows:

         Authority: 26 U.S.C. 7805 * * *

                                                                                               EXHIBIT H-2

                                      FORM OF TRANSFEROR CERTIFICATE

                                                                                      ______________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107

Attention:  Structured Finance/RASC, Series 2006-EMX5

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EMX5

Ladies and Gentlemen:

         This letter is  delivered  to you in  connection  with the  transfer by  ________________________
(the "Seller") to  ______________________  (the "Purchaser") of $___________ Initial Certificate Principal
Balance  of  Mortgage   Asset-Backed   Pass-Through   Certificates,   Series   2006-EMX5,   Class R   (the
"Certificates"),  pursuant to Section  5.02 of the Pooling  and  Servicing  Agreement  (the  "Pooling  and
Servicing  Agreement"),  dated as of June 1, 2006  among  Residential  Asset  Securities  Corporation,  as depositor (the "Depositor"),  Residential Funding Corporation,  as master servicer, and U.S. Bank National
Association,  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Seller hereby  certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.       No  purpose  of the Seller  relating  to the  transfer  of the  Certificate  by the Seller to the
Purchaser is or will be to impede the assessment or collection of any tax.

2.       The Seller  understands  that the Purchaser has delivered to the Trustee and the Master  Servicer a transfer  affidavit  and  agreement  in the form  attached  to the Pooling and  Servicing  Agreement  as
Exhibit H-1.  The Seller does not know or believe that any representation contained therein is false.

3.       The  Seller  has  at the  time  of the  transfer  conducted  a  reasonable  investigation  of the financial  condition of the Purchaser as contemplated by Treasury  Regulations  Section  1.860E-1(c)(4)(i)
and, as a result of that  investigation,  the Seller has  determined  that the Purchaser has  historically paid its debts as they become due and has found no  significant  evidence to indicate  that the  Purchaser will not  continue  to pay its debts as they  become due in the future.  The Seller  understands  that the transfer of a Class R  Certificate  may not be respected  for United  States  income tax purposes (and the
Seller may continue to be liable for United States income taxes  associated  therewith)  unless the Seller has conducted such an investigation.

4.       The Seller has no actual  knowledge  that the  proposed  Transferee  is not both a United  States
Person and a Permitted Transferee.

                                                     Very truly yours,

                                                     _______________________________________
                                                                            (Seller)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                  EXHIBIT I

                                  FORM OF INVESTOR REPRESENTATION LETTER

                                                                                      ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX5

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 2006-EMX5

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-EMX5, Class [SB] [R]

Ladies and Gentlemen:

         _________________________      (the      "Purchaser")      intends     to      purchase      from
___________________________  (the "Seller")  $_____________  Initial Certificate Principal Balance of Home
Equity  Mortgage  Asset-Backed  Pass-Through  Certificates,  Series  2006-EMX5,  Class [SB]  [R-[__]] (the
"Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the  "Pooling and  Servicing
Agreement"),  dated as of June 1, 2006 among Residential Asset Securities  Corporation,  as depositor (the
"Depositor"),  Residential Funding Corporation,  as master servicer (the "Master Servicer"), and U.S. Bank
National  Association,  as trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the  meanings set forth in the Pooling and  Servicing  Agreement.  The  Purchaser  hereby  certifies, represents and warrants to, and covenants with, the Depositor, the Trustee and the Master Servicer that:

1.       The Purchaser  understands that (a) the Certificates  have not been and will not be registered or qualified  under  the  Securities  Act of 1933,  as  amended  (the  "Act")  or any state securities  law,  (b) the  Depositor  is not  required  to so  register  or qualify  the
                  Certificates,  (c) the  Certificates  may be resold  only if  registered  and  qualified pursuant to the  provisions of the Act or any state  securities  law, or if an exemption from such  registration and  qualification  is available,  (d) the Pooling and Servicing
                  Agreement contains  restrictions  regarding the transfer of the Certificates and (e) the
                  Certificates will bear a legend to the foregoing effect.

2.       The  Purchaser is acquiring  the  Certificates  for its own account for  investment  only and not with a view to or for sale in  connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

3.       The Purchaser is (a) a substantial,  sophisticated  institutional  investor having such knowledge and experience in financial and business  matters,  and, in particular,  in such matters related  to  securities  similar  to  the  Certificates,  such  that  it is  capable  of evaluating  the merits and risks of  investment  in the  Certificates,  (b) able to bear the economic  risks of such an investment and (c) an  "accredited  investor"  within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.       The Purchaser has been  furnished  with,  and has had an opportunity to review (a) [a copy of the
                  Private  Placement  Memorandum,   dated  ___________________,   20__,  relating  to  the
                  Certificates  (b)] a copy of the Pooling and Servicing  Agreement and [b] [c] such other information  concerning  the  Certificates,  the Mortgage Loans and the Depositor as has
                  been  requested  by the  Purchaser  from the  Depositor or the Seller and is relevant to the  Purchaser's  decision to  purchase  the  Certificates.  The  Purchaser  has had any questions  arising  from such  review  answered  by the  Depositor  or the Seller to the satisfaction  of the  Purchaser.  [If the  Purchaser  did not purchase the  Certificates from the Seller in connection  with the initial  distribution  of the  Certificates  and was  provided  with a copy  of  the  Private  Placement  Memorandum  (the  "Memorandum")
                  relating  to  the  original  sale  (the  "Original  Sale")  of the  Certificates  by the
                  Depositor,  the Purchaser  acknowledges  that such  Memorandum was provided to it by the
                  Seller,  that the Memorandum was prepared by the Depositor  solely for use in connection with the Original  Sale and the Depositor  did not  participate  in or facilitate in any way  the  purchase  of the  Certificates  by the  Purchaser  from  the  Seller,  and the
                  Purchaser  agrees that it will look solely to the Seller and not to the  Depositor  with respect to any damage,  liability,  claim or expense  arising out of,  resulting from or in connection  with (a) error or omission,  or alleged  error or omission,  contained in the Memorandum,  or (b) any information,  development or event arising after the date of the Memorandum.]

5.       The  Purchaser  has not and will not nor has it authorized or will it authorize any person to (a)
                  offer, pledge,  sell, dispose of or otherwise transfer any Certificate,  any interest in any Certificate or any other similar  security to any person in any manner,  (b) solicit any  offer  to  buy  or to  accept  a  pledge,  disposition  of  other  transfer  of any
                  Certificate,  any interest in any  Certificate  or any other  similar  security from any person  in  any  manner,  (c)  otherwise  approach  or  negotiate  with  respect  to any
                  Certificate,  any interest in any  Certificate  or any other  similar  security with any
                  person  in  any  manner,  (d)  make  any  general   solicitation  by  means  of  general
                  advertising  or in any other  manner or (e) take any  other  action,  that (as to any of
                  (a) through (e) above) would  constitute a  distribution  of any  Certificate  under the
                  Act, that would render the  disposition  of any  Certificate a violation of Section 5 of
                  the  Act  or  any  state   securities  law,  or  that  would  require   registration  or
                  qualification  pursuant thereto.  The Purchaser will not sell or otherwise  transfer any of the  Certificates,  except in  compliance  with the  provisions  of the  Pooling  and
                  Servicing Agreement.

6.       The Purchaser  hereby  certifies,  represents  and warrants to, and covenants with the Depositor, the Trustee and the Master  Servicer  that the  following  statements  in (a) or (b) are correct:

                                    (a)     The  Purchaser  is not an employee  benefit plan or other plan or  arrangement  subject  to  the  prohibited  transaction  provisions  of  the
                           Employee  Retirement  Income  Security Act of 1974,  as amended  ("ERISA"),  or
                           Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"),  or any person (including an insurance  company  investing its general account,  an investment  manager,  a named  fiduciary  or a trustee of any such plan) who is using "plan  assets" of any such plan to effect such  acquisition  (each of the foregoing, a "Plan Investor"); or

                                    (b)     the  Purchaser  has provided the Trustee,  the  Depositor  and the Master  Servicer  with an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the Trustee,  the Depositor and the Master Servicer
                           to the effect  that the  purchase  or holding of  Certificates  is  permissible under  applicable  law,  will  not  constitute  or  result  in  any  non-exempt prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code
                           (or comparable provisions of any subsequent  enactments),  and will not subject the  Trustee,  the  Depositor  or the  Master  Servicer  to any  obligation  or liability (including  obligations or liabilities under ERISA or Section 4975 of the  Code) in  addition  to  those  undertaken  in the  Pooling  and  Servicing
                           Agreement,  which  Opinion of Counsel  shall not be an expense of the  Trustee, the Depositor or the Master Servicer.

         In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the  Depositor,  the  Trustee  and  the  Master  Servicer  that  the  Purchaser  will  not  transfer  such
Certificates  to any Plan  Investor  or person  unless  either  such  Plan  Investor  or person  meets the requirements set forth in either (a) or (b) above.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                 EXHIBIT J

                                 FORM OF TRANSFEROR REPRESENTATION LETTER

                                                                                      ______________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX5

Attention: Residential Funding Corporation Series 2006-EMX5

         Re:      Home Equity Mortgage Asset-Backed  Pass-Through Certificates,
                  Series 2006-EMX5, Class [SB] [R]

Ladies and Gentlemen:

                  In  connection   with  the  sale  by  __________   (the  "Seller")  to  __________  (the
"Purchaser") of $__________  Initial  Certificate  Principal Balance of Home Equity Mortgage Asset- Backed
Pass-Through  Certificates,  Series 2006-EMX5,  Class [SB] [R-[__]] (the "Certificates"),  issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing  Agreement"),  dated as of June 1, 2006 among  Residential  Asset Securities  Corporation,  as depositor (the  "Depositor"),  Residential  Funding
Corporation,  as master servicer,  and U.S. Bank National  Association,  as trustee (the  "Trustee").  The
Seller hereby  certifies,  represents  and warrants to, and covenants  with, the Depositor and the Trustee that:

                  Neither  the Seller nor anyone  acting on its  behalf has (a)  offered,  pledged,  sold, disposed of or  otherwise  transferred  any  Certificate,  any  interest in any  Certificate  or any other similar  security to any person in any manner,  (b) has  solicited any offer to buy or to accept a pledge, disposition or other  transfer of any  Certificate,  any interest in any  Certificate or any other similar security  from any person in any manner,  (c) has otherwise  approached or negotiated  with respect to any
Certificate,  any  interest  in any  Certificate  or any other  similar  security  with any  person in any manner, (d) has made any general  solicitation by means of general  advertising or in any other manner, or
(e)  has  taken  any  other  action,  that  (as to any  of (a)  through  (e)  above)  would  constitute  a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the disposition of any  Certificate a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence  with  respect to any  Certificate.  The Seller has not and will not sell or otherwise  transfer any of the  Certificates,  except in  compliance  with the  provisions  of the
Pooling and Servicing Agreement.

                                                              Very truly yours,

                                                              (Purchaser)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                 EXHIBIT K

                                TEXT OF AMENDMENT TO POOLING AND SERVICING
                               AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                                             LIMITED GUARANTY

                                               ARTICLE XIII

                         Subordinate Certificate Loss Coverage; Limited Guaranty

         Section  13.01.  Subordinate  Certificate  Loss  Coverage;   Limited  Guaranty.  (a)  Subject  to
subsection  (c) below,  prior to the later of the third  Business Day prior to each  Distribution  Date or the related  Determination  Date, the Master Servicer shall determine  whether it or any Subservicer  will be entitled  to any  reimbursement  pursuant to Section  3.10 on such  Distribution  Date for  Advances or
Subservicer  Advances previously made, (which will not be Advances or Subservicer  Advances that were made with respect to  delinquencies  which were  subsequently  determined to be Excess  Special  Hazard Losses,
Excess Fraud Losses,  Excess  Bankruptcy  Losses or Extraordinary  Losses) and, if so, the Master Servicer
shall  demand  payment  from  Residential  Funding  of an amount  equal to the amount of any  Advances  or
Subservicer  Advances  reimbursed  pursuant to Section 3.10,  to the extent such  Advances or  Subservicer
Advances  have not been  included in the amount of the Realized  Loss in the related  Mortgage  Loan,  and shall  distribute  the same to the Class SB  Certificateholders  in the same manner as if such amount were to be distributed pursuant to Section 4.02.

                  (b)      Subject to subsection  (c) below,  prior to the later of the third Business Day prior to each  Distribution  Date or the related  Determination  Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses,  Excess  Bankruptcy  Losses,  Excess
Fraud  Losses  and  Extraordinary  Losses)  will  be  allocated  to  the  Class SB  Certificates  on  such
Distribution  Date pursuant to Section 4.05,  and, if so, the Master  Servicer  shall demand  payment from
Residential  Funding of the amount of such  Realized  Loss and shall  distribute  the same to the Class SB
Certificateholders  in the same manner as if such amount were to be distributed  pursuant to Section 4.02;
provided,  however,  that the amount of such demand in respect of any Distribution  Date shall in no event be greater  than the sum of (i) the  additional  amount of Accrued  Certificate  Interest  that would have been paid for the Class SB  Certificateholders  on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate  Principal  Balances of the Class SB
Certificates  on  such  Distribution  Date  due to such  Realized  Loss or  Losses.  Notwithstanding  such payment,  such Realized Losses shall be deemed to have been borne by the  Certificateholders  for purposes of Section  4.05.  Excess  Special  Hazard  Losses,  Excess Fraud  Losses,  Excess  Bankruptcy  Losses and
Extraordinary  Losses  allocated  to the  Class SB  Certificates  will not be covered  by the  Subordinate
Certificate Loss Obligation.

                  (c)      Demands for payments  pursuant to this Section shall be made prior to the later of the third  Business  Day  prior to each  Distribution  Date or the  related  Determination  Date by the
Master Servicer with written notice thereof to the Trustee.  The maximum amount that  Residential  Funding shall be required to pay  pursuant  to this  Section on any  Distribution  Date (the  "Amount  Available")
shall be equal to the  lesser  of (X)  ________  minus the sum of (i) all  previous  payments  made  under subsections  (a) and (b)  hereof  and (ii) all  draws  under  the  Limited  Guaranty  made in lieu of such payments  as  described  below in  subsection  (d) and  (Y) the  then  outstanding  Certificate  Principal
Balances of the  Class SB  Certificates,  or such lower amount as may be  established  pursuant to Section
13.02.  Residential  Funding's  obligations  as  described  in this  Section are referred to herein as the
"Subordinate Certificate Loss Obligation."

                  (d)      The Trustee will promptly notify General Motors  Acceptance  Corporation of any failure of Residential  Funding to make any payments  hereunder and shall demand  payment  pursuant to the limited  guaranty  (the  "Limited  Guaranty"),  executed  by General  Motors  Acceptance  Corporation,  of
Residential  Funding's  obligation  to make payments  pursuant to this Section,  in an amount equal to the lesser of (i) the Amount  Available and (ii) such  required  payments,  by  delivering  to General  Motors
Acceptance  Corporation a written demand for payment by wire transfer,  not later than the second Business
Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

                  (e)      All payments made by  Residential  Funding  pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate  Account,  for distribution on the Distribution Date for such month to the Class SB Certificateholders.

                  (f)      The Depositor shall have the option, in its sole discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate  Certificate Loss Obligation  another instrument in the form of a corporate guaranty,  an irrevocable letter of credit, a surety bond,  insurance policy or similar  instrument or a reserve fund;  provided that (i) the Depositor obtains (subject to the provisions of Section  10.01(f) as if the Depositor was  substituted  for the Master Servicer solely for the purposes of such  provision)  an Opinion of Counsel  (which need not be an opinion of  independent  counsel) to the effect that obtaining such  substitute  corporate  guaranty,  irrevocable  letter of credit,  surety bond, insurance  policy or similar  instrument  or reserve  fund will not cause either (a) any federal tax to be imposed  on the Trust  Fund,  including  without  limitation,  any  federal  tax  imposed  on  "prohibited transactions"  under Section  860(F)(a)(1) of the Code or on "contributions  after the startup date" under
Section  860(G)(d)(1)  of the Code or (b) the Trust  Fund to fail to  qualify  as a REMIC at any time that any  Certificate is  outstanding,  and (ii) no such  substitution  shall be made unless (A) the substitute
Limited  Guaranty or Subordinate  Certificate  Loss  Obligation is for an initial amount not less than the then current Amount  Available and contains  provisions  that are in all material  respects  equivalent to the original  Limited Guaranty or Subordinate  Certificate  Loss Obligation  (including that no portion of the  fees,  reimbursements  or other  obligations  under  any such  instrument  will be borne by the Trust
Fund),  (B) the  long  term  debt  obligations  of any  obligor  of any  substitute  Limited  Guaranty  or
Subordinate  Certificate  Loss  Obligation  (if not supported by the Limited  Guaranty)  shall be rated at least  the  lesser  of (a) the  rating of the long term debt  obligations  of  General  Motors  Acceptance
Corporation  as of the date of issuance of the Limited  Guaranty  and (b) the rating of the long term debt obligations  of General Motors  Acceptance  Corporation  at the date of such  substitution  and (C) if the
Class SB  Certificates  have been rated,  the  Depositor  obtains  written  confirmation  from each Rating
Agency that rated the Class SB  Certificates at the request of the Depositor that such substitution  shall not lower  the  rating on the  Class SB  Certificates  below  the  lesser of (a) the  then-current  rating assigned to the Class SB  Certificates  by such Rating Agency and (b) the original  rating assigned to the
Class SB  Certificates  by such Rating  Agency.  Any  replacement  of the Limited  Guaranty or Subordinate
Certificate  Loss  Obligation  pursuant  to this  Section  shall be  accompanied  by a written  Opinion of
Counsel to the substitute  guarantor or obligor,  addressed to the Master  Servicer and the Trustee,  that such substitute  instrument  constitutes a legal, valid and binding obligation of the substitute guarantor or obligor,  enforceable in accordance  with its terms,  and  concerning  such other matters as the Master
Servicer and the Trustee shall  reasonably  request.  Neither the Depositor,  the Master  Servicer nor the
Trustee shall be obligated to substitute for or replace the Limited  Guaranty or  Subordinate  Certificate
Loss Obligation under any circumstance.

                  Section 13.02.  Amendments  Relating to the Limited Guaranty.  Notwithstanding  Sections
11.01 or 13.01:  (i) the provisions of this Article XIII may be amended,  superseded or deleted,  (ii) the
Limited  Guaranty or Subordinate  Certificate  Loss  Obligation may be amended,  reduced or canceled,  and
(iii) any other  provision of this  Agreement  which is related or incidental to the matters  described in this Article XIII may be amended in any manner; in each case by written  instrument  executed or consented to by the Depositor and Residential Funding but without the consent of any  Certificateholder  and without the consent of the Master  Servicer or the Trustee being required  unless any such amendment  would impose any additional  obligation on, or otherwise  adversely affect the interests of, the Master Servicer or the
Trustee,  as  applicable;  provided that the Depositor  shall also obtain a letter from each Rating Agency that rated the Class SB  Certificates  at the request of the Depositor to the effect that such  amendment, reduction,  deletion or  cancellation  will not lower the rating on the  Class SB  Certificates  below the lesser of (a) the  then-current  rating  assigned to the Class SB  Certificates  by such Rating Agency and
(b) the  original  rating  assigned to the Class SB  Certificates  by such Rating  Agency,  unless (A) the
Holder of 100% of the  Class SB  Certificates  is  Residential  Funding  or an  Affiliate  of  Residential
Funding,  or (B) such  amendment,  reduction,  deletion or cancellation is made in accordance with Section
11.01(e) and,  provided further that the Depositor  obtains (subject to the provisions of Section 10.01(f)
as if the Depositor was substituted  for the Master  Servicer solely for the purposes of such  provision), in the case of a material  amendment or  supersession  (but not a reduction,  cancellation  or deletion of the Limited Guaranty or the Subordinate  Certificate Loss  Obligation),  an Opinion of Counsel (which need not be an opinion of independent  counsel) to the effect that any such amendment or supersession  will not cause  either (a) any federal  tax to be imposed on the Trust  Fund,  including  without  limitation,  any
federal  tax  imposed  on  "prohibited   transactions"   under  Section  860F(a)(1)  of  the  Code  or  on
"contributions  after the startup date" under Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify  as a REMIC at any time that any  Certificate  is  outstanding.  A copy of any such  instrument shall be provided to the Trustee and the Master  Servicer  together  with an Opinion of Counsel  that such amendment complies with this Section 13.02.

                                                                                                    EXHIBIT L

                                         FORM OF LIMITED GUARANTY
                                 RESIDENTIAL ASSET SECURITIES CORPORATION

                       Home Equity Mortgage Asset-Backed Pass-Through Certificates
                                             Series 2006-EMX5

                                                                                          __________, 20__

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX5

Ladies and Gentlemen:

                  WHEREAS,   Residential  Funding  Corporation,   a  Delaware  corporation   ("Residential
Funding"),  an indirect  wholly-owned  subsidiary of General  Motors  Acceptance  Corporation,  a New York
corporation  ("GMAC"),  plans to incur certain obligations as described under Section 13.01 of the Pooling and Servicing  Agreement dated as of June 1, 2006 (the "Servicing  Agreement"),  among  Residential  Asset
Securities  Corporation (the  "Depositor"),  Residential  Funding and U.S. Bank National  Association (the
"Trustee") as amended by Amendment No. ___ thereto, dated as of ________,  with respect to the Home Equity
Mortgage Asset-Backed Pass-Through Certificates, Series 2006-EMX5 (the "Certificates"); and

                  WHEREAS,  pursuant to Section  13.01 of the  Servicing  Agreement,  Residential  Funding
agrees to make  payments to the Holders of the Class SB  Certificates  with  respect to certain  losses on the Mortgage Loans as described in the Servicing Agreement; and

                  WHEREAS,  GMAC  desires to provide  certain  assurances  with  respect to the ability of
Residential  Funding to secure  sufficient  funds and  faithfully to perform its  Subordinate  Certificate
Loss Obligation;

                  NOW  THEREFORE,  in  consideration  of the premises  herein  contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1.       Provision  of Funds.  (a) GMAC agrees to  contribute  and deposit in the  Certificate  Account on behalf of  Residential  Funding  (or  otherwise  provide to  Residential  Funding,  or to cause to be made available to  Residential  Funding),  either  directly or through a  subsidiary,  in any case prior to the related  Distribution  Date,  such  moneys as may be  required  by  Residential  Funding  to  perform  its
Subordinate  Certificate  Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 13.01 of the Servicing Agreement.

                  (b)      The  agreement  set  forth in the  preceding  clause  (a)  shall  be  absolute, irrevocable  and  unconditional  and shall not be affected by the  transfer by GMAC or any other person of all  or any  part  of its or  their  interest  in  Residential  Funding,  by any  insolvency,  bankruptcy, dissolution  or other  proceeding  affecting  Residential  Funding or any other person,  by any defense or right of counterclaim,  set-off or recoupment that GMAC may have against  Residential Funding or any other person or by any other fact or  circumstance.  Notwithstanding  the foregoing,  GMAC's  obligations  under clause (a) shall  terminate upon the earlier of  (x) substitution  for this Limited  Guaranty  pursuant to
Section  13.01(f) of the Servicing  Agreement,  or (y) the  termination  of the Trust Fund pursuant to the
Servicing Agreement.

2.       Waiver.  GMAC  hereby  waives  any  failure  or  delay on the part of  Residential  Funding,  the
Trustee  or any other  person in  asserting  or  enforcing  any  rights or in making any claims or demands hereunder.  Any  defective or partial  exercise of any such rights shall not preclude any other or further exercise of that or any other such right.  GMAC further  waives  demand,  presentment,  notice of default, protest,  notice of  acceptance  and any other notices with respect to this Limited  Guaranty,  including, without limitation, those of action or non-action on the part of Residential Funding or the Trustee.

3.       Modification,  Amendment  and  Termination.  This Limited  Guaranty  may be modified,  amended or terminated  only  by the  written  agreement  of GMAC  and  the  Trustee  and  only if such  modification, amendment or  termination is permitted  under Section 13.02 of the Servicing  Agreement.  The  obligations of GMAC  under  this  Limited  Guaranty  shall  continue  and  remain in  effect so long as the  Servicing
Agreement  is not  modified  or amended in any way that might  affect the  obligations  of GMAC under this
Limited Guaranty without the prior written consent of GMAC.

4.       Successor.  Except as otherwise  expressly  provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5.       Governing Law.  This Limited Guaranty shall be governed by the laws of the State of New York.

6.       Authorization  and  Reliance.  GMAC  understands  that a copy of this Limited  Guaranty  shall be delivered to the Trustee in connection  with the execution of Amendment No. __ to the Servicing  Agreement and GMAC hereby  authorizes  the Depositor and the Trustee to rely on the  covenants  and  agreements  set forth herein.

7.       Definitions.  Capitalized  terms used but not  otherwise  defined  herein  shall have the meaning given them in the Servicing Agreement.

8.       Counterparts.  This  Limited  Guaranty  may be  executed in any number of  counterparts,  each of which  shall be deemed to be an  original  and such  counterparts  shall  constitute  but one and the same instrument.

                  IN WITNESS  WHEREOF,  GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                                              GENERAL MOTORS ACCEPTANCE
                                                              CORPORATION

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

Acknowledged by:

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

RESIDENTIAL ASSET SECURITIES
CORPORATION

By:__________________________________________________
Name:________________________________________________
Title:_______________________________________________

                                                                                                 EXHIBIT M

                       FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                                                          __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX5

         Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
                  Series 2006-EMX5 Assignment of Mortgage Loan

Ladies and Gentlemen:

         This  letter  is  delivered  to you in  connection  with  the  assignment  by U.S  Bank  National
Association (the "Trustee") to  _______________________  (the "Lender") of _______________  (the "Mortgage
Loan")  pursuant to Section  3.13(d) of the Pooling and  Servicing  Agreement  (the "Pooling and Servicing
Agreement"),  dated as of June 1, 2006 among Residential Asset Securities  Corporation,  as depositor (the
"Depositor"),  Residential  Funding  Corporation,  as master  servicer,  and the  Trustee.  All terms used herein  and not  otherwise  defined  shall  have the  meanings  set  forth in the  Pooling  and  Servicing
Agreement.  The Lender  hereby  certifies,  represents  and warrants to, and  covenants  with,  the Master
Servicer and the Trustee that:

(ii)     the  Mortgage  Loan is secured  by  Mortgaged  Property  located  in a  jurisdiction  in which an assignment in lieu of  satisfaction  is required to preserve  lien  priority,  minimize or avoid  mortgage recording  taxes  or  otherwise  comply  with,  or  facilitate  a  refinancing  under,  the  laws  of such jurisdiction;

(iii)    the substance of the  assignment  is, and is intended to be, a refinancing  of such Mortgage Loan and the form of the  transaction  is solely to comply with,  or facilitate  the  transaction  under,  such local laws;

(iv)     the Mortgage Loan following the proposed  assignment  will be modified to have a rate of interest at least 0.25 percent  below or above the rate of interest on such  Mortgage  Loan prior to such  proposed assignment; and

(v)      such assignment is at the request of the borrower under the related Mortgage Loan.

                                                              Very truly yours,

                                                              (Lender)

                                                              By:__________________________________________________
                                                              Name:________________________________________________
                                                              Title:_______________________________________________

                                                                                                 EXHIBIT N

                               FORM OF RULE 144A INVESTMENT REPRESENTATION

                         Description of Rule 144A Securities, including numbers:
                             _______________________________________________
                             _______________________________________________
                             _______________________________________________
                             _______________________________________________

                  The undersigned  seller,  as registered  holder (the "Seller"),  intends to transfer the
Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1.       In  connection  with such transfer and in accordance  with the  agreements  pursuant to which the
Rule 144A  Securities were issued,  the Seller hereby  certifies the following  facts:  Neither the Seller nor anyone  acting on its behalf has offered,  transferred,  pledged,  sold or  otherwise  disposed of the
Rule 144A  Securities,  any  interest in the Rule 144A  Securities  or any other  similar  security to, or solicited  any  offer  to buy or  accept  a  transfer,  pledge  or  other  disposition  of the  Rule  144A
Securities,  any interest in the Rule 144A  Securities  or any other similar  security  from, or otherwise approached  or  negotiated  with  respect  to the Rule  144A  Securities,  any  interest  in the Rule 144A
Securities  or any  other  similar  security  with,  any  person  in  any  manner,  or  made  any  general solicitation  by means of general  advertising  or in any other manner,  or taken any other  action,  that would  constitute a distribution of the Rule 144A Securities  under the Securities Act of 1933, as amended
(the "1933  Act"),  or that would  render the  disposition  of the Rule 144A  Securities  a  violation  of
Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the Seller has not offered the Rule 144A  Securities to any person other than the Buyer or another  "qualified  institutional  buyer"
as defined in Rule 144A under the 1933 Act.

2.       The Buyer,  pursuant to Section 5.02 of the Pooling and Servicing  Agreement  (the  "Agreement"),
dated  as of June 1,  2006  among  Residential  Funding  Corporation,  as  master  servicer  (the  "Master
Servicer"),  Residential  Asset  Securities  Corporation,  as depositor (the  "Depositor"),  and U.S. Bank
National  Association,  as trustee (the  "Trustee")  warrants and represents  to, and covenants  with, the
Seller, the Trustee and the Master Servicer as follows:

a.       The Buyer  understands  that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

b.       The Buyer  considers  itself a  substantial,  sophisticated  institutional  investor  having such knowledge and  experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

c.       The Buyer has been  furnished with all  information  regarding the Rule 144A  Securities  that it has requested from the Seller, the Trustee or the Servicer.

d.       Neither the Buyer nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security to, or solicited  any offer to buy or accept a transfer,  pledge or other disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security  from,  or otherwise  approached  or  negotiated  with respect to the Rule 144A
         Securities,  any interest in the Rule 144A  Securities or any other similar  security  with,  any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a distribution  of the Rule
         144A  Securities  under  the 1933 Act or that  would  render  the  disposition  of the Rule  144A
         Securities a violation  of Section 5 of the 1933 Act or require  registration  pursuant  thereto, nor will it act, nor has it  authorized  or will it  authorize  any person to act, in such manner with respect to the Rule 144A Securities.

e.       The Buyer is a  "qualified  institutional  buyer" as that term is  defined in Rule 144A under the
         1933 Act and has completed  either of the forms of  certification  to that effect attached hereto as Annex I or Annex  II.  The Buyer is aware  that the sale to it is being  made in  reliance  on
         Rule 144A.  The Buyer is acquiring the Rule 144A  Securities  for its own account or the accounts of other  qualified  institutional  buyers,  understands  that such Rule 144A  Securities  may be resold,  pledged  or  transferred  only (i) to a person  reasonably  believed  to be a  qualified institutional  buyer  that  purchases  for its own  account  or for the  account  of a  qualified institutional  buyer to whom  notice is given that the  resale,  pledge or transfer is being made in reliance on Rule 144A,  or (ii)  pursuant to another  exemption  from  registration  under the
         1933 Act.

3.       The Buyer of Class SB Certificates or Class R Certificates

a.       is not an  employee  benefit  plan  or  other  plan  or  arrangement  subject  to the  prohibited transaction  provisions  of ERISA or  Section  4975 of the  Code,  or any  person  (including  an insurance company investing its general account,  an investment  manager,  a named fiduciary or a trustee  of any  such  plan)  who is  using  "plan  assets"  of any  such  plan  to  effect  such acquisition; or

b.       has provided the  Trustee,  the  Depositor  and the Master  Servicer  with the Opinion of Counsel described in Section  5.02(e)(i) of the  Agreement,  which shall be acceptable to and in form and substance  satisfactory  to the Trustee,  the  Depositor,  and the Master  Servicer to the effect that the purchase or holding of this  Certificate is permissible  under  applicable law, will not constitute  or result in any  non-exempt  prohibited  transaction  under  Section 406 of ERISA or
         Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  and will not subject the  Trustee,  the  Depositor,  or the Master  Servicer to any  obligation  or  liability
         (including  obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the  Agreement,  which  Opinion of  Counsel  shall not be an expense of the
         Trustee, the Depositor or the Master Servicer.

4.       This document may be executed in one or more  counterparts  and by the different  parties  hereto on  separate  counterparts,  each of which,  when so  executed,  shall be deemed to be an  original;  such counterparts, together, shall constitute one and the same document.

         IN WITNESS  WHEREOF,  each of the parties  has  executed  this  document as of the date set forth below.

______________________________                               ______________________________
Print Name of Seller                                         Print Name of Purchaser

By:  ___________________________________________________     By:  ___________________________________________________
     Name:                                                        Name:
     Title:                                                       Title:

Taxpayer Identification:                                     Taxpayer Identification:

No._____________________________________________________     No._____________________________________________________

Date:___________________________________________________     Date:___________________________________________________

                                                                                      ANNEX I TO EXHIBIT N

                         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                         [For Buyers Other Than Registered Investment Companies]

         The  undersigned  hereby  certifies  as  follows  in  connection  with the Rule  144A  Investment
Representation to which this Certification is attached:

1._______As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer,  Senior Vice
President or other executive officer of the Buyer.

2.       In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule  144A")  because (i) the Buyer owned and/or  invested on a  discretionary  basis  $______________________  in securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being  calculated in accordance  with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ___      Corporation,  etc.  The Buyer is a  corporation  (other  than a bank,  savings  and loan
                  association  or  similar   institution),   Massachusetts   or  similar  business  trust,
                  partnership,  or charitable  organization described in Section 501(c)(3) of the Internal
                  Revenue Code.

         ___      Bank.  The Buyer (a) is a  national  bank or  banking  institution  organized  under the laws of any State,  territory  or the  District of  Columbia,  the  business of which is substantially  confined  to  banking  and is  supervised  by the  State  or  territorial banking  commission or similar official or is a foreign bank or equivalent  institution, and (b) has an audited net worth of at least  $25,000,000 as  demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___      Savings and Loan.  The Buyer (a) is a savings and loan  association,  building  and loan association,  cooperative bank, homestead  association or similar institution,  which is supervised  and examined by a State or Federal  authority  having  supervision  over any
                  such   institutions  or  is  a  foreign  savings  and  loan  association  or  equivalent institution  and (b) has an audited net worth of at least  $25,000,000  as  demonstrated in its latest annual financial statements.

         ___      Broker-Dealer.  The  Buyer  is a  dealer  registered  pursuant  to  Section  15  of  the
                  Securities Exchange Act of 1934.

         ___      Insurance  Company.  The Buyer is an insurance  company  whose  primary and  predominant business  activity is the writing of insurance or the  reinsuring of risks  underwritten
                  by  insurance   companies  and  which  is  subject  to   supervision  by  the  insurance
                  commissioner  or a similar  official or agency of a State or  territory  or the District of Columbia.

         ___      State or Local Plan.  The Buyer is a plan  established  and  maintained by a State,  its political  subdivisions,  or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___      Investment   Adviser.   The  Buyer  is  an  investment   adviser  registered  under  the
                  Investment Advisers Act of 1940.

         ___      SBIC.  The Buyer is a Small  Business  Investment  Company  licensed  by the U.S.  Small
                  Business  Administration  under Section 301(c) or (d) of the Small  Business  Investment
                  Act of 1958.

         ___      Business  Development  Company.  The Buyer is a business  development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

         ___      Trust  Fund.  The Buyer is a trust fund whose  trustee  is a bank or trust  company  and whose  participants  are  exclusively  (a) plans  established and maintained by a State, its  political  subdivisions,  or any  agency  or  instrumentality  of the  State or its political  subdivisions,  for the  benefit of its  employees,  or (b)  employee  benefit plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of
                  1974,  but is not a trust  fund that  includes  as  participants  individual  retirement accounts or H.R. 10 plans.

3.       The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are affiliated  with the Buyer,  (ii)  securities  that are part of an unsold  allotment to or subscription by the Buyer,  if the Buyer is a dealer,  (iii) bank deposit  notes and  certificates  of deposit,  (iv) loan participations,  (v) repurchase  agreements,  (vi) securities owned but subject to a repurchase  agreement and (vii) currency, interest rate and commodity swaps.

4.       For purposes of  determining  the  aggregate  amount of  securities  owned  and/or  invested on a discretionary  basis by the  Buyer,  the Buyer used the cost of such  securities  to the Buyer and did not include any of the  securities  referred to in the  preceding  paragraph.  Further,  in  determining  such aggregate  amount,  the Buyer may have included  securities  owned by subsidiaries of the Buyer,  but only if such  subsidiaries are consolidated with the Buyer in its financial  statements  prepared in accordance with generally  accepted  accounting  principles and if the investments of such  subsidiaries  are managed
under  the  Buyer's   direction.   However,   such  securities  were  not  included  if  the  Buyer  is  a majority-owned,  consolidated  subsidiary  of another  enterprise  and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other parties  related to the  Certificates  are relying and will  continue to rely on the  statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____             ___          Will the Buyer be purchasing the Rule 144A
Yes              No           Securities for the Buyer's own account?
6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase  of  securities  sold to the Buyer for the  account  of a third  party  (including  any  separate account) in reliance on Rule 144A,  the Buyer will only  purchase for the account of a third party that at the time is a "qualified  institutional  buyer"  within the meaning of Rule 144A.  In addition,  the Buyer agrees  that the Buyer will not  purchase  securities  for a third party  unless the Buyer has  obtained a current  representation  letter from such third party or taken other  appropriate  steps  contemplated  by
Rule  144A  to  conclude  that  such  third  party   independently  meets  the  definition  of  "qualified
institutional buyer" set forth in Rule 144A.

7.       The Buyer will notify each of the parties to which this  certification  is made of any changes in the information  and conclusions  herein.  Until such notice is given,  the Buyer's  purchase of Rule 144A
Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     Date:    _____________________________________________________

                                                                                     ANNEX II TO EXHIBIT N

                         QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                          [For Buyers That Are Registered Investment Companies]

         The  undersigned  hereby  certifies  as  follows  in  connection  with the Rule  144A  Investment
Representation to which this Certification is attached:

8.       As indicated  below,  the undersigned is the President,  Chief  Financial  Officer or Senior Vice
President  of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in
Rule 144A under the  Securities  Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment
Companies (as defined below), is such an officer of the Adviser.

9.       In  connection  with  purchases  by Buyer,  the  Buyer is a  "qualified  institutional  buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment  company  registered  under the Investment
Company Act of 1940,  and (ii) as marked  below,  the Buyer  alone,  or the Buyer's  Family of  Investment
Companies,  owned at least  $100,000,000  in securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year.  For purposes of  determining  the amount of securities  owned  by the  Buyer  or the  Buyer's  Family  of  Investment  Companies,  the  cost  of  such securities was used.

         ____     The Buyer owned  $___________________  in securities (other than the excluded securities referred to below) as of the end of the Buyer's  most  recent  fiscal year (such  amount being calculated in accordance with Rule 144A).

         ____     The Buyer is part of a Family  of  Investment  Companies  which  owned in the  aggregate
                  $______________  in securities  (other than the excluded  securities  referred to below)
                  as of the end of the Buyer's most recent  fiscal year (such amount being  calculated  in accordance with Rule 144A).

10.      The  term  "Family  of  Investment  Companies"  as  used  herein  means  two or  more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are  affiliated (by virtue of being  majority  owned  subsidiaries  of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11.      The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are affiliated  with the Buyer or are part of the Buyer's  Family of Investment  Companies,  (ii) bank deposit notes and certificates of deposit, (iii) loan participations,  (iv) repurchase agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12.      The Buyer is  familiar  with Rule 144A and  understands  that each of the  parties  to which this certification  is made are relying and will continue to rely on the statements  made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition,  the Buyer will only  purchase for the Buyer's own account.

13.      The  undersigned  will  notify  each of the  parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice,  the Buyer's purchase of Rule 144A
Securities  will  constitute a reaffirmation  of this  certification  by the undersigned as of the date of such purchase.

                                                     Print Name of Buyer

                                                     By:      _____________________________________________________
                                                              Name:
                                                              Title:

                                                     IF AN ADVISER:

                                                     Print Name of Buyer

                                                     Date:    _____________________________________________________

                                                                                                 EXHIBIT O

                                                [RESERVED]

                                                                                                 EXHIBIT P

                                   FORM OF ERISA REPRESENTATION LETTER

                                                                                          __________, 20__

Residential Asset Securities Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

U.S. Bank National Association
EP-MN-WS3D
60 Livingston Avenue
St. Paul, MN 55107
Attn: Structured Finance/RASC 2006-EMX5

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

Re:      Home Equity Mortgage Asset-Backed Pass-Through Certificates,
         Series 2006-EMX5, Class SB

Ladies and Gentlemen:

         [____________________________________]    (the    "Purchaser")    intends   to   purchase    from
[______________________________]  (the "Seller")  $[____________] Initial Certificate Principal Balance of
Home  Equity  Mortgage  Asset-Backed  Pass-Through   Certificates,   Series  2006-EMX5,   Class ____  (the
"Certificates"),  issued  pursuant to the Pooling and  Servicing  Agreement  (the  "Pooling and  Servicing
Agreement"),  dated as of June 1, 2006 among  Residential Asset Securities  Corporation,  as the depositor
(the "Depositor"),  Residential Funding  Corporation,  as master servicer (the "Master Servicer") and U.S.
Bank National  Association,  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall  have the  meanings  set  forth  in the  Pooling  and  Servicing  Agreement.  The  Purchaser  hereby certifies,  represents  and warrants to, and covenants  with,  the  Depositor,  the Trustee and the Master
Servicer that:

                  (a)      The  Purchaser  is not an employee  benefit  plan or other plan or  arrangement subject to the prohibited  transaction  provisions of the Employee Retirement Income Security Act of 1974, as amended  ("ERISA"),  or Section 4975 of the Internal Revenue Code of 1986, as amended
         (the "Code"),  or any person (including an insurance  company  investing its general account,  an investment  manager,  a named fiduciary or a trustee of any such plan) who is using "plan assets"
         of any such plan to effect such acquisition (each of the foregoing, a "Plan Investor"); or

                  (b)      The Purchaser has provided the Trustee,  the Depositor and the Master  Servicer
         with the Opinion of Counsel  described in Section  5.02(e)(i)  of the  Agreement,  which shall be acceptable  to and in form and  substance  satisfactory  to the Trustee,  the  Depositor  and the
         Master Servicer to the effect that the purchase or holding of  Certificates is permissible  under applicable  law, will not constitute or result in any  non-exempt  prohibited  transaction  under
         Section 406 of ERISA or Section  4975 of the Code (or  comparable  provisions  of any  subsequent enactments),  and will not subject  the  Trustee,  the  Depositor  or the Master  Servicer to any
         obligation or liability  (including  obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing  Agreement,  which Opinion of Counsel shall not be at the expense of the Trustee, the Depositor or the Master Servicer.

         In addition,  the Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the  Depositor,  the  Trustee  and  the  Master  Servicer  that  the  Purchaser  will  not  transfer  such
Certificates  to any Plan Investor or person  unless such Plan  Investor or person meets the  requirements set forth in either (a) or (b) above.

                                                     Very truly yours,

                                                     _______________________________________
                                                     (Purchaser)

                                                     By: ____________________________________
                                                     Name: __________________________________
                                                     Title: ___________________________________

                                                                                                 EXHIBIT Q

                                                [RESERVED]

                                                                                                 EXHIBIT R

                                           ASSIGNMENT AGREEMENT

                                        [ON FILE WITH THE TRUSTEE]

                                                                                                 EXHIBIT S

                      SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           APPLICABLE SERVICING
                                   SERVICING CRITERIA                                            CRITERIA
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     REFERENCE                                     CRITERIA
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       GENERAL SERVICING CONSIDERATIONS
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      CASH COLLECTION AND ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on pool assets are deposited into the appropriate             |X| (as to accounts
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
                     days specified in the transaction agreements.                           held by Trustee)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to    |X| (as to investors
                     an investor are made only by authorized personnel.                            only)
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with           |X| (as to accounts
                     respect to commingling of cash) as set forth in the transaction         held by Trustee)
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      INVESTOR REMITTANCES AND REPORTING
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of pool assets serviced by the servicer.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                          POOL ASSET ADMINISTRATION
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on pool assets is maintained as required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Pool assets and related documents are safeguarded as required by
1122(d)(4)(ii)       the transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items
                     (e.g., escrow) in accordance with the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The servicer's records regarding the pool assets agree with the servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's pool asset  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the
                     transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B)
                     interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and
                     (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool asset, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained            |X|
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------

                                                                                               EXHIBIT T-1

                                     FORM OF FORM 10-K CERTIFICATION

         I, [identify the certifying individual], certify that:

1.       I have  reviewed the annual  report on Form 10-K for the fiscal year  [____],  and all reports on
Form 8-K containing  distribution  or servicing  reports filed in respect of periods  included in the year covered by that annual report,  of the trust (the "Trust")  created  pursuant to the Pooling and Servicing
Agreement dated as of June 1, 2006 (the "P&S Agreement") among  Residential  Asset Securities  Corporation
(the  "Depositor"),  Residential  Funding  Corporation  (the "Master  Servicer")  and U.S.  Bank  National
Association (the "Trustee");

2.       Based on my knowledge,  the information in these reports,  taken as a whole, does not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the  statements made, in light of the  circumstances  under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.       Based on my knowledge,  the servicing  information  required to be provided to the Trustee by the
Master Servicer under the P&S Agreement for inclusion in these reports is included in these reports;

4.       I am  responsible  for reviewing the  activities  performed by the Master  Servicer under the P&S
Agreement and based upon my knowledge and the annual  compliance  review required under the P&S Agreement, and, except as disclosed in the reports,  the Master Servicer has fulfilled its obligations  under the P&S
Agreement; and

5.       The reports disclose all significant  deficiencies  relating to the Master Servicer's  compliance with the minimum servicing  standards based upon the report provided by an independent  public accountant, after conducting a review in compliance with the Uniform Single  Attestation  Program for Mortgage Bankers
as set forth in the P&S Agreement, that is included in these reports.

         In giving the  certifications  above, I have reasonably relied on the information  provided to me by the following unaffiliated parties:  [the Trustee].

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

* to be signed by the senior officer in charge of the servicing functions of the Master Servicer

                                                                                               EXHIBIT T-2

                          FORM OF BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATION

         The undersigned, a Responsible Officer of [______________] (the "Trustee") certifies that:

1.       The  Trustee  has  performed  all of the  duties  specifically  required  to be  performed  by it pursuant to the provisions of the Pooling and Servicing  Agreement  dated as of June 1, 2006 (the
         "Agreement") by and among Residential  Asset Securities  Corporation,  as depositor,  Residential
         Funding  Corporation,  as master  servicer,  and the Trustee in accordance with the standards set forth therein.

2.       Based on my knowledge,  the list of  Certificateholders  as shown on the Certificate  Register as of the end of each calendar year that is provided by the Trustee  pursuant to  Section 4.03(e)(I)
         of the Agreement is accurate as of the last day of the 20[  ] calendar year.

         Capitalized  terms used and not defined  herein shall have the  meanings  given such terms in the
Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

                                                                       ____________________________
                                                                       Name:
                                                                       Title:

                                                                                                 EXHIBIT U

INFORMATION TO BE PROVIDED BY THE MASTER SERVICER TO THE RATING AGENCIES RELATING TO REPORTABLE MODIFIED
                                              MORTGAGE LOANS

Account number
Transaction Identifier
Unpaid Principal Balance prior to Modification
Next Due Date
Monthly Principal and Interest Payment
Total Servicing Advances
Current Interest Rate
Original Maturity Date
Original Term to Maturity (Months)
Remaining Term to Maturity (Months)
Trial Modification Indicator
Mortgagor Equity Contribution
Total Servicer Advances
Trial Modification Term (Months)
Trial Modification Start Date
Trial Modification End Date
Trial Modification Period Principal and Interest Payment
Trial Modification Interest Rate
Trial Modification Term
Rate Reduction Indicator
Interest Rate Post Modification
Rate Reduction Start Date
Rate Reduction End Date
Rate Reduction Term
Term Modified Indicator
Modified Amortization Period
Modified Final Maturity Date
Total Advances Written Off
Unpaid Principal Balance Written Off
Other Past Due Amounts Written Off
Write Off Date
Unpaid Principal Balance Post Write Off
Capitalization Indicator
Mortgagor Contribution
Total Capitalized Amount
Modification Close Date
Unpaid Principal Balance Post Capitalization Modification
Next Payment Due Date per Modification Plan
Principal and Interest Payment Post Modification
Interest Rate Post Modification
Payment Made Post Capitalization
Delinquency Status to Modification Plan